  As filed with the Securities and Exchange Commission on November 16, 1995
                                                   Registration No. 33-26305
----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C  20549

                                  Form N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /X/

                        PRE-EFFECTIVE AMENDMENT NO. __                  / /

                       POST-EFFECTIVE AMENDMENT NO. 19                  /X/

                                     and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                               AMENDMENT NO. 21                         /X/

                         ---------------------------

                               THE PNC(R) FUND

                            (Formerly, NCP Funds)

              (Exact Name of Registrant as Specified in Charter)


Bellevue Corporate Center               Edward J. Roach
400 Bellevue Parkway                    Bellevue Corporate Center
Suite 100                               400 Bellevue Parkway
Wilmington, Delaware 19809              Suite 100
(Address of Principal Executive         Wilmington, Delaware 19809
 Offices)                               (Name and Address of Agent
Registrant's Telephone Number:          for Service)
 (302) 792-2555


                                  Copies to:

                            Morgan R. Jones, Esq.
                            DRINKER BIDDLE & REATH
                     Philadelphia National Bank Building
                             1345 Chestnut Street
                         Philadelphia, PA 19107-3496

                         ---------------------------

It is proposed that this filing will become effective (check appropriate box)
       / / immediately upon filing pursuant to paragraph (b)
       / / on (date) pursuant to paragraph (b)
       /x/ 60 days after filing pursuant to paragraph (a)(i)
       / / on (date) pursuant to paragraph (a)(i)
       / / 75 days after filing pursuant to paragraph (a)(ii)
       / / on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

       / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's initial 24f-2 Notice for its fiscal year ended September 30, 1995 was filed on November 14, 1995.

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
              INSTITUTIONAL SHARES OF THE MONEY MARKET PORTFOLIO,
             U.S. TREASURY MONEY MARKET PORTFOLIO, MUNICIPAL MONEY
         MARKET PORTFOLIO, NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO,
        NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO, OHIO MUNICIPAL
          MONEY MARKET PORTFOLIO, PENNSYLVANIA MUNICIPAL MONEY MARKET
           PORTFOLIO, AND VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO)
                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                                               LOCATION
--------------                                                               --------
         PART A                                                              PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  What Are The Expenses Of  The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .  What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .  Cover Page; What Are The Portfolios?; What
                                                                             Additional Investment Policies Apply?; What Are
                                                                             The Portfolios' Fundamental Investment
                                                                             Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .  Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .  How Frequently Are Dividends And Distributions
                                                                             Made To Investors?; How Are Fund Distributions
                                                                             Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .  How Are Shares Purchased And Redeemed?; How Is
                                                                             Net Asset Value Calculated?; How Is The Fund
                                                                             Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .  How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable

                          THE MONEY MARKET PORTFOLIOS
                              INSTITUTIONAL SHARES

         The Compass Capital Funds(R) (the "Fund") consist of [twenty-eight] investment portfolios. This Prospectus describes the Institutional Shares of eight of those portfolios (the "Portfolios"):

                 - MONEY MARKET PORTFOLIO -

                 - U.S. TREASURY MONEY MARKET PORTFOLIO -

                 - MUNICIPAL MONEY MARKET PORTFOLIO -

                 - NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO -

                 - NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO -

                 - OHIO MUNICIPAL MONEY MARKET PORTFOLIO -

                 - PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO -

                 - VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO -


         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January __, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained upon request free of charge from the Fund by calling (800) ________. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

         SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC MUNICIPAL PORTFOLIOS LISTED ABOVE ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

PROSPECTUS                                                   January __, 1996

INTRODUCING THE MONEY MARKET PORTFOLIOS OF THE COMPASS CAPITAL FUNDS:

The Money Market Portfolios of the COMPASS CAPITAL FUNDS consist of nine short term investment alternatives. Two of these Portfolios invest solely in taxable instruments, and seven of these Portfolios invest in tax-exempt instruments. A detailed description of each Portfolio appears on pages ____.


         COMPASS CAPITAL FUND                 LIPPER PEER GROUP
         --------------------                 -----------------
         Money Market                       Money Market Instrument
         U.S. Treasury Money Market         U.S. Treasury Money Market
         Tax Free Money Market              Tax Exempt Money Market
         NJ Money Market                    Single State Tax Exempt Money Market
         NC Money Market                    Single State Tax Exempt Money Market
         PA Money Market                    Single State Tax Exempt Money Market
         OH Money Market                    Single State Tax Exempt Money Market
         VA Money Market                    Single State Tax Exempt Money Market

PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. PNC Institutional Management Corporation ("PIMC") serves as the sub-adviser to the Portfolios as described in this Prospectus.


UNDERSTANDING THE COMPASS CAPITAL MONEY MARKET FUNDS

This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in money market investing.

CONSIDERING THE RISKS IN MONEY MARKET INVESTING

         There can be no assurance that any mutual fund will achieve its investment objective, or that any Portfolio will be able to maintain a stable net asset value of $1.00 per share. Certain Portfolios may invest in U.S. dollar-denominated instruments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S. investments. Each state-specific municipal Portfolio will concentrate in the securities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which are considered diversified. See "What Additional Investment Policies Apply?"

ASKING THE KEY QUESTIONS

                                                                                                                     Page
                                                                                                                     ----
What Are the Expenses of the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Additional Investment Policies Apply?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Fundamental Investment Limitations?  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Shares Purchased and Redeemed?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors? . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

Below is a summary of the annual operating expenses expected to be incurred by Institutional Shares of the Portfolios for the current fiscal year ending September 30, 1996 as a percentage of average daily net assets. An example based on the summary is also shown.


                                                                                             NEW
                                                                                           JERSEY
                                                       U.S. TREASURY     MUNICIPAL        MUNICIPAL
                                            MONEY          MONEY           MONEY            MONEY
                                           MARKET          MARKET          MARKET          MARKET
                                          PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          ---------      ---------       ---------        ---------
Advisory fees(1)                             .06%          .06%             .06%             .05
Other operating expenses                     .22           .22              .22              .23
                                                           ---              ---              ---
  Administration fees(1)                     .13           .12              .11              .02
  Other expenses(1)                          .09           .10              .11              .21
                                             ---           ---              ---              ---
Total Portfolio operating expenses(1)        .28%          .28%             .28%             .28%
                                             ===           ===              ===              ===

                                           NORTH
                                          CAROLINA       OHIO      PENNSYLVANIA    VIRGINIA
                                          MUNICIPAL    MUNICIPAL     MUNICIPAL     MUNICIPAL
                                           MONEY         MONEY         MONEY         MONEY
                                           MARKET       MARKET        MARKET        MARKET
                                          PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                          ---------    ---------     ---------     ---------
Advisory fees(1)                             .06%         .06%         .06%           .05%
Other operating expenses                     .22          .22          .22            .23
                                             ---          ---          ---            ---
  Administration fees(1)                     .05          .10          .12            .02
  Other expenses(1)                          .17          .12          .10            .21
                                             ---          ---          ---            ---
Total Portfolio operating expenses(1)        .28%         .28%         .28%           .28%
                                             ===          ===          ===            ===





(1) Without waivers, advisory fees would be .44%, .45%, .45%, .45% .45%, .45%, .45% and .45% and administration fees would be .14%, .15%, .15%, .15%, .15%, .15%, .15% and .15%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers by a Portfolio for the fiscal year ended September 30, 1995, as restated to reflect revised fee waivers. Without waivers, total operating expenses would be .67%, .70%, .71%, .81%, .77%, .72%,
         .70% and .81%, respectively.

EXAMPLE

         An investor in Institutional Shares would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                     ONE YEAR     THREE YEARS        FIVE YEARS      TEN YEARS
                                                     --------     -----------        ----------      ---------
Money Market                                            $3              $9              $16            $36
U.S. Treasury Money Market                               3               9               16             36
Municipal Money Market                                   3               9               16             36
New Jersey Municipal Money Market                        3               9              N/A            N/A
North Carolina Municipal Money Market                    3               9               16             36
Ohio Municipal Money Market                              3               9               16             36
Pennsylvania Municipal Money Market                      3               9               16             36
Virginia Municipal Money Market                          3               9               16             36


         The foregoing Table and Example are intended to assist investors in understanding the expenses the Portfolios pay. Investors bear these expenses since they reduce the income paid by the Portfolios as dividends. The tables do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolios.

         THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?

         The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by [_______________], the Fund's independent accountants. This financial information should be read together with those financial statements. For the periods shown, the New Jersey Municipal Money Market Portfolio offered only one class of shares to both institutional and retail investors. Further information about the performance of the Portfolios is available in their annual shareholder reports. Both the Statement of Additional Information and the annual reports may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             MONEY MARKET PORTFOLIO

                                                                                                    FOR THE
                                                                                                     PERIOD
                                                              YEAR                YEAR              8/2/93(1)
                                                              ENDED              ENDED              THROUGH
                                                             9/30/95            9/30/94             9/30/93
                                                             -------            -------             -------
Net asset value at
  beginning of period                                        $   1.00           $   1.00            $   1.00
                                                             --------           --------            --------
Income from investment
  operations
  Net investment income                                                           0.0359              0.0054
  Net realized gain
    (loss) on investments                                          --                 --                  --
                                                             --------           --------            --------
         Total from
           investment
           operations                                                             0.0359              0.0054
                                                                                --------            --------
Less distributions
  Distributions from net
    investment income                                                            (0.0359)            (0.0054)
  Distributions from net
    realized capital gains                                         --                 --                  --
                                                             --------           --------            --------
         Total distributions                                                     (0.0359)            (0.0054)
                                                                                --------            --------
Net asset value at end
  of period                                                  $   1.00           $   1.00            $   1.00
                                                             ========           ========            ========
Total return                                                                        3.64%               0.54%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)                                                       $502,972            $435,586
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                                                       0.25%               0.27%(2)
    Before advisory/
      administration fee
      waivers                                                                       0.66%               0.38%(2)
  Ratios of net investment
    income to average
    net assets
    After advisory/
      administration fee
      waivers                                                                       3.64%               3.01%(2)
    Before advisory/
      administration fee
      waivers                                                                       3.23%               2.90%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           U.S. TREASURY MONEY MARKET PORTFOLIO
                                                                                           FOR THE
                                                                                           PERIOD
                                                           YEAR             YEAR           8/2/93(1)
                                                          ENDED            ENDED           THROUGH
                                                         9/30/95          9/30/94          9/30/93
                                                         -------          -------          -------
Net asset value at
  beginning of period                                    $   1.00         $   1.00        $   1.00
                                                         --------         --------        --------
Income from investment
  operations
  Net investment income                                                     0.0357          0.0049
  Net realized gain (loss)
    on investments                                             --               --              --
                                                         --------         --------        --------
Total from investment
           operations                                                       0.0357          0.0049
                                                                          --------        --------
Less distributions
  Distributions from net
    investment income                                                      (0.0357)        (0.0049)
  Distributions from net
    realized capital gains                                     --               --              --
                                                         --------         --------        --------
         Total distributions                                               (0.0357)        (0.0049)
                                                                          --------        --------
Net asset value at end of
  period                                                 $   1.00         $   1.00        $   1.00
                                                         ========         ========        ========
Total return                                                                  3.63%           0.49%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)                                                 $ 37,519        $ 13,513
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                                                 0.25%           0.25%(2)
    Before advisory/
      administration fee
      waivers                                                                 0.70%           0.38%(2)
  Ratios of net investment
    income to average
    net assets
    After advisory/
      administration fee
      waivers                                                                 3.69%           3.01%(2)
    Before advisory/
      administration fee
      waivers                                                                 3.24%           2.88%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             MUNICIPAL MONEY MARKET PORTFOLIO
                                             --------------------------------
                                                                                            FOR THE
                                                                                             PERIOD
                                                        YEAR              YEAR              8/2/93(1)
                                                       ENDED             ENDED              THROUGH
                                                      9/30/95           9/30/94             9/30/93
                                                      -------           -------             -------
Net asset value at
  beginning of period                                 $   1.00          $   1.00            $   1.00
                                                      --------          --------            --------
Income from investment
  operations
  Net investment income                                                   0.0246              0.0040
  Net realized gain (loss)
    on investments                                          --                --                  --
                                                      --------          --------            --------
         Total from
           investment
           operations                                                     0.0246              0.0040
                                                                        --------            --------
Less distributions
  Distributions from net
    investment income                                                    (0.0246)            (0.0040)
  Distributions from net
    realized capital gains                                  --                --                  --
                                                      --------          --------            --------
         Total distributions                                             (0.0246)            (0.0040)
                                                                        --------            --------
Net asset value at end
  of period                                           $   1.00          $   1.00            $   1.00
                                                      ========          ========            ========
Total return                                                                2.48%               0.40%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)                                               $ 30,608            $ 39,148
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                                               0.25%               0.25%(2)
    Before advisory/
      administration fee
      waivers                                                               0.73%               0.36%(2)
  Ratios of net investment
    income to average net
    assets
    After advisory/
      administration fee
      waivers                                                               2.48%               2.45%(2)
    Before advisory/
      administration fee
      waivers                                                               2.01%               2.34%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                           FOR THE
                                                                                           PERIOD
                                                           YEAR             YEAR           8/2/93(1)
                                                          ENDED            ENDED           THROUGH
                                                         9/30/95          9/30/94          9/30/93
                                                         -------          -------          -------
Net asset value at
  beginning of period                                    $   1.00         $   1.00        $   1.00
                                                         --------         --------        --------
Income from investment
  operations
  Net investment income                                                     0.0252          0.0073
  Net realized gain (loss)
    on investments                                             --               --              --
                                                         --------         --------        --------
         Total from investment
           operations                                                       0.0252          0.0073
                                                                          --------        --------
Less distributions
  Distributions from net
    investment income                                                      (0.0252)        (0.0073)
  Distributions from net
    realized capital gains                                     --               --              --
                                                         --------         --------        --------
         Total distributions                                               (0.0252)        (0.0073)
                                                                          --------        --------
Net asset value at end of
  period                                                 $   1.00         $   1.00        $   1.00
                                                         ========         ========        ========
Total return                                                                  2.55%           0.73%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)                                                 $ 10,521        $ 12,026
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                                                 0.13%           0.10%(2)
    Before advisory/
      administration fee
      waivers                                                                 0.77%           0.83%(2)
  Ratios of net investment
    income to average
    net assets
    After advisory/
      administration fee
      waivers                                                                 2.56%           2.45%(2)
    Before advisory/
      administration fee
      waivers                                                                 1.93%           1.72%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO


                                                                                           FOR THE
                                                                                           PERIOD
                                                           YEAR             YEAR           8/2/93(1)
                                                          ENDED            ENDED           THROUGH
                                                         9/30/95          9/30/94          9/30/93
                                                         -------          -------          -------
Net asset value at
  beginning of period                                    $   1.00         $   1.00        $   1.00
                                                         --------         --------        --------
Income from investment
  operations
  Net investment income                                                     0.0247          0.0078
  Net realized gain (loss)
    on investments                                             --               --              --
                                                         --------         --------        --------
         Total from investment
           operations                                                       0.0247          0.0078
                                                                          --------        --------
Less distributions
  Distributions from net
    investment income                                                      (0.0247)        (0.0078)
  Distributions from net
    realized capital gains                                     --               --              --
                                                         --------         --------        --------
         Total distributions                                               (0.0247)        (0.0078)
                                                                          --------        --------
Net asset value at end of
  period                                                 $   1.00         $   1.00        $   1.00
                                                         ========         ========        ========
Total return                                                                  2.49%           0.78%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)                                                 $158,102        $  2,242
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                                                 0.16%           0.09%(2)
    Before advisory/
      administration fee
      waivers                                                                 0.73%           0.97%(2)
  Ratios of net investment
    income to average
    net assets
    After advisory/
      administration fee
      waivers                                                                 2.64%           2.15%(2)
    Before advisory/
      administration fee
      waivers                                                                 2.07%           1.27%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 NORTH CAROLINA MUNICIPAL                       VIRGINIA MUNICIPAL
                                                                  MONEY MARKET PORTFOLIO                      MONEY MARKET PORTFOLIO
                                                                  ----------------------                     -----------------------

                                                                                          FOR THE                        FOR THE
                                                                                           PERIOD                         PERIOD
                                                            YEAR            YEAR          5/4/931            YEAR       7/25/94(1)
                                                           ENDED           ENDED          THROUGH            ENDED       THROUGH
                                                          9/30/95         9/30/94         9/30/93           9/30/95      9/30/94
                                                          -------         -------         -------           -------      -------
Net asset value at beginning of
  period                                                   $1.00          $  1.00          $  1.00            $1.00      $  1.00
                                                           -----          -------          -------            -----      -------
Income from investment operations
  Net investment income                                                    0.0249           0.0097                        0.0053
  Net realized gain (loss) on
    investments                                               --               --               --               --           --
                                                           -----          -------          -------            -----      -------
         Total from investment
           operations                                                      0.0249           0.0097                        0.0053
Less distributions
  Distributions from net
    investment income                                                     (0.0249)         (0.0097)                      (0.0053)
  Distributions from net realized
    capital gains                                             --               --               --               --           --
                                                           -----          -------          -------            -----      -------
         Total distributions                                              (0.0249)         (0.0097)                      (0.0053)
Net asset value at end of period                           $1.00          $  1.00          $  1.00            $1.00      $  1.00
                                                           =====          =======          =======            =====      =======
Total return                                                                 2.52%            0.97%                         0.53%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                        $69,673          $34,135                       $13,831
  Ratios of expenses to average
    net assets
    After advisory/
      administration fee waivers                                             0.10%            0.10%2                        0.10%(2)
    Before advisory/
      administration fee waivers                                             0.76%            0.81%2                        1.02%(2)
  Ratios of net investment income
    to average net assets
    After advisory/
      administration fee waivers                                             2.53%            2.35%2                        2.89%(2)
    Before advisory/
      administration fee waivers                                             1.87%            1.64%2                        1.97%(2)

(1)  Commencement of operations.

(2)  Annualized.

                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                 NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO+


                                                                                                       FOR THE
                                                 PERIOD                                                 PERIOD
                                                  ENDED        FISCAL YEAR        FISCAL YEAR        FISCAL YEAR        7/1/91(1)
                                                 8/31/95          ENDED              ENDED              ENDED             TO
                                               (UNAUDITED)      02/28/95            02/28/94           02/28/93        02/28/92
                                               -----------      --------            --------           --------        --------
Net asset value at beginning
  of period                                                     $   1.00             $   1.00          $   1.00         $   1.00
                                                                --------             --------          --------         --------
Income from investment operations
  Net investment income                                             0.02                 0.02              0.02             0.02
  Net realized gain (loss) on
    investments                                                       --                   --                --               --
                                                                --------             --------          --------         --------
         Total from investment
           operations                                               0.02                 0.02              0.02             0.02
                                                                --------             --------          --------         --------
Less distributions
  Distributions from net
    investment income                                              (0.02)               (0.02)            (0.02)           (0.02)
                                                                --------             --------          --------         --------
  Distributions from net realized
    capital gains                                                     --                   --                --               --
                                                                --------             --------          --------         --------
         Total distributions                                       (0.02)               (0.02)            (0.02)           (0.02)
Net asset value at end of period                                $   1.00             $   1.00          $   1.00         $   1.00
                                                                ========             ========          ========         ========
Total return                                                        2.46%                1.79%             2.19%            3.53%(2)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                              $ 43,610             $ 39,408          $ 38,836         $ 35,005
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                   0.63%                0.65%             0.73%            0.47%(2)
    Before advisory/administration
      fee waivers                                                   0.70%                0.72%             0.76%            0.62%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                   2.46%                1.77%             2.17%            3.44%(2)
    Before advisory/administration
      fee waivers                                                   2.39%                1.70%             2.14%            3.29%

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Money Market Fund, a separate investment portfolio (the "Predecessor Portfolio") of The Compass Capital Group, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

(1)        Commencement of operations.

(2)        Annualized.

                            WHAT ARE THE PORTFOLIOS?

                             MONEY MARKET PORTFOLIO

         The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:

         (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("Duff"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

         (C) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

         (D) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (E) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (F) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (G) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (H) securities issued or guaranteed by state or local governmental bodies; and

         (I)     repurchase agreements relating to the above instruments.

                      U.S. TREASURY MONEY MARKET PORTFOLIO

         The investment objective of the U.S. Treasury Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

                              MUNICIPAL PORTFOLIOS

         The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

         The investment objective of the Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio and New Jersey Municipal Money Market Portfolio (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specified state in which a Portfolio concentrates, as is consistent with maintaining liquidity and stability of principal.

         The Municipal Money Market Portfolio and the State-Specific Municipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

         (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

         (D) unrated notes, paper or other instruments that are of comparable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trustees; and

         (E) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

         During normal market conditions, at least 80% of each Municipal Portfolio's net assets will be invested in securities which are Municipal Obligations. In addition, under normal conditions, the Municipal Money Market Portfolio intends to invest less than 25% of its total assets in Municipal Obligations of issuers located in the same state. Each State-Specific Municipal Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). During temporary defensive periods, however, each Municipal Portfolio may invest without limitation in obligations that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

         Each State-Specific Portfolio may invest without limitation in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper"). The Municipal Money Market Portfolio may invest up to 20% of its total assets in AMT Paper when added together with any taxable investments held by the Portfolio. Interest on AMT

Paper that is received by taxpayers subject to the Federal alternative minimum tax is taxable.

         Each Municipal Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

                     QUALITY, MATURITY AND DIVERSIFICATION

         All securities acquired by the Portfolios will be determined at the time of purchase by the Portfolios' sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

         Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days.
In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

         The Money Market, U.S. Treasury Money Market and Municipal Money Market Portfolios are classified as diversified portfolios, and the State Specific Municipal Portfolios are classified as non-diversified portfolios, under the Investment Company Act of 1940 (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

         Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

         U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

         Each Municipal Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specific Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. Each Municipal Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Municipal Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

         The Municipal Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participation, beneficial interests in trusts and partnership interests.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

         MORTGAGE-RELATED SECURITIES. Each Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mortgage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. The average life of mortgage-related securities is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, a mortgage-related security's stated maturity may be shortened and, therefore, it may be difficult to predict precisely the security's total return to the particular Portfolio. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the particular Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio.

         REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Portfolio on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market

Portfolio does not expect to invest more than 5% of its net asset in GICs at any time during the current fiscal year.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

         INVESTMENT COMPANIES. In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

         UNINVESTED CASH RESERVES. Each Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, GICs, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% limit. Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that particular security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         STATE-SPECIFIC MUNICIPAL PORTFOLIOS - ADDITIONAL RISK CONSIDERATIONS. The concentration of investments by the State-Specific Municipal Portfolios in State-Specific Obligations raises special investment considerations. Changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Consideration Regarding State Specific Obligations" in the Statement of Additional Information.

         Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the national figure of 5.5%. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio Municipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

         Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities.

         North Carolina. Growth of North Carolina tax revenues slowed considerably during fiscal 1990-92 requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in the timing of certain collections and payments, and other short-term budget adjustments, that were needed to comply with North Carolina's constitutional mandate for a balanced budget. Fiscal years 1993 and 1994, however, ended with a positive General Fund balance of approximately $500 million each year on a budgetary basis. By law, 25% of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve" (subject to a maximum reserve of 5% of the preceding fiscal year's operating appropriation). An additional portion of such positive fund balance was reserved in the General Fund as part of a "Reserve for Repair and Renovation of State Facilities," leaving the remaining unrestricted fund balance at the end of each such year available for future appropriations.

         Virginia. Because of Virginia's proximity to Washington, D.C. and the concentration of military installations in Northern Virginia and the Tidewater area, Federal government spending is an important factor in Virginia's economy. The Federal government has a greater impact on Virginia relative to its size than any other state except Alaska and Hawaii. While Federal employment in 1992 accounted for 10.0% of Virginia's personal income (compared with a national average of 3.3% in that year), it ranked behind services (19.7%), wholesale and retail trade (10.6%) and manufacturing (10.5%). The Commonwealth experienced a decrease in its General Fund balances from fiscal 1989 to fiscal 1990 and again from fiscal 1990 to fiscal 1991, reflecting the effects of a nationwide recession and increasing expenditures. General Fund balances have increased since fiscal 1991. In fiscal 1994, revenues increased 6.0% from the previous year, while total expenditures increased by 4.5%. Revenues exceeded expenditures by $731.2 million, an increase of 20% over fiscal 1993.

         New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

          WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?

         A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

         (1) purchase securities (except U.S. Government securities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Money Market Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods;

         (3) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments; and

         (4) in the case of each Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or, for each State-Specific Municipal Portfolio, in AMT Paper, except during defensive periods or during periods of unusual market conditions.

         Restriction 1 does not apply to the State-Specific Municipal Portfolios. Instead, as a non-fundamental investment restriction, each State-Specific Municipal Portfolio will not hold any securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities and related repurchase agreements).

         In accordance with current SEC regulations, the Money Market Portfolio intends, as a non-fundamental policy, to limit its investments in the securities of any single issuer (other than U.S. Government securities and related repurchase agreement) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days. The Money Market Portfolio will also limit its investments in Eligible Securities that are not in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

         The investment limitations stated above are applied at the time investment securities are purchased.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. Should the Fund determine that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.


                             WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the names of the trustees and certain background information.

INVESTMENT ADVISER AND SUB-ADVISER

         PNC Asset Management Group, Inc. ("PAMG"), an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the investment adviser for the Portfolios. PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PAMG, serves as each Portfolio's sub-adviser. PIMC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank Corp. is a multi-bank holding company.

         As adviser, PAMG is responsible for the overall investment management of the Portfolios. As sub-adviser, PIMC is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. PIMC also provides research and credit analysis. Portfolio transactions for a Portfolio may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

         For their investment advisory and sub-advisory services service, PAMG and PIMC are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by PAMG, and do not represent an extra charge to the Portfolios.

                                                  MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH PORTFOLIO
                                                  -------------------------------------------------------

                                                      INVESTMENT                         SUB-ADVISORY
                                                      ADVISORY FEE                           FEE
                                                      ------------                      -------------
AVERAGE DAILY NET ASSETS
------------------------

first $1 billion                                          .45 %                               .40 %
$1 billion--$2 billion                                    .40                                 .35
$2 billion--$3 billion                                    .375                                .325
greater than $3 billion                                   .35                                 .30

         For more information about the advisory fees the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolios?" For the fiscal year ended September 30, 1995, the Portfolios paid investment advisory fees at the following annual rates after voluntary fee waivers: Money Market Portfolio ____; U.S. Treasury Money Market Portfolio ____; Municipal Money Market Portfolio ____; Ohio Municipal Money Market Portfolio ____; Pennsylvania Municipal Money Market Portfolio ____; North Carolina Municipal Money Market Portfolio ____; and Virginia Municipal Money Market Portfolio ____. For the fiscal year ended February 28, 1995, the Predecessor New Jersey Municipal Money Market Portfolio paid investment advisory fees, after voluntary fee waivers, to Midlantic Bank, N.A., its former adviser, pursuant to the advisory agreement then in effect, at the annual rate of _____ of average daily net assets (such fee would have been .40% of average daily net assets without voluntary fee waivers).

ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") (the "Administrators") serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCo is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .15% of the first $500 million of each Portfolio's average daily net assets, .13% of the next $500 million of each Portfolio's average daily net assets, .11% of the next $1 billion of each Portfolio's average daily net assets and .10% of each Portfolio's average daily net assets in excess of $2 billion.

         For information about the operating expenses the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolio?"

From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Portfolios' custodian and PFPC serves as their transfer agent and dividend disbursing agent.

                     HOW ARE SHARES PURCHASED AND REDEEMED?

DISTRIBUTOR

         Shares of the Portfolios are offered on a continuous basis by PDI as distributor (the "Distributor"). PDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits PDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution or sales support activities out of any portion of the fees paid by the Fund, past profits or other sources. The Fund is not required or permitted under the plan to make distribution payments with respect to Institutional Shares over and above the investment advisory and other fees it pays for non-distribution services. The Plan merely permits the reallocation of a portion of these fees to pay for distribution related and shareholder servicing activities.

PURCHASE OF SHARES

         Institutional Shares are offered to institutional investors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minumum investment of $2,000,000.

         Institutional Shares are sold at their net asset value per share next determined after an order is received by PFPC. Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

         Purchase orders for each Portfolio except the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7379 not later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time). If payment for an order is not received by 4:00 p.m. (Eastern Time), the order will be cancelled and notice thereof will be given to the investor placing the order. Orders received after 12:00 noon (Eastern Time) will not be accepted.

         Purchase orders for the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7379 no later than 4:00 p.m. (Eastern
Time) on a Business Day. [Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time); orders received after 12:00 noon (Eastern Time) but before 4:00 p.m. (Eastern Time) will be executed at 4:00 p.m. (Eastern Time).] If payment for an order is not received by 4:00 p.m. (Eastern Time), the order will be cancelled and notice thereof will be given to the investor placing the order. Orders will not be accepted after 4:00 p.m. (Eastern Time). Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon (Eastern Time).

         Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investment for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is [$_____]. There is no minimum subsequent investment requirement.

         The Fund may in its discretion waive the minimum investment amount and may reject any order for Institutional Shares.

REDEMPTION OF SHARES

         Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7379. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund may use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank). While the Fund intends to use its best efforts to maintain each Portfolio's net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon the net asset value of an Institutional Share at the time of redemption.

         Payment for redeemed Shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the same Business Day, [provided that the Fund's custodian is also open for business]. Payment for redemption orders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) [or on a day when the Fund's custodian is closed] is normally wired in Federal funds on the next Business Day following redemption [on which the Fund's custodian is open for business]. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at [P.O. Box 8907, Wilmington, DE 19899-8907].

         The Fund may redeem Institutional Shares in any Portfolio account if the account balance drops below [$5,000] as the result of redemption requests and the shareholder does not increase the balance to at least [$5,000] on thirty days' written notice.

         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem Shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.


                       HOW IS NET ASSET VALUE CALCULATED?

         The net asset value of the Portfolios' Institutional Shares is determined as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day. An Institutional Share's net asset value is calculated by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Institutional Shares, less the liabilities charged to the Institutional Shares, by the number of the Portfolio's outstanding Institutional Shares.

         Each Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of Additional Information under "Valuation of Shares." A Portfolio may use a pricing service, bank or broker/dealer to value its securities.


      HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio in which they invest. Each Portfolio's net income is declared daily as a dividend (i) to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading hours on the NYSE on days on which net asset value is determined, or (ii) to shareholders of record immediately prior to 4:00 p.m. (Eastern Time) on days on which there is no determination of net asset value. Consequently, shareholders whose purchase orders are executed at 12:00 noon (Eastern Time) receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day. Because purchase orders for the U.S. Treasury Money Market Portfolio are executed at 12:00 noon and at 4:00 p.m., shareholders whose purchase orders are executed at 4:00 p.m. will receive a dividend for that day.

         Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

         Dividends are reinvested in additional full and fractional Institutional Shares of the same Portfolio which pays the dividends, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.


                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds Institutional Shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

         Each Municipal Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns for informational purposes and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds generally will constitute an item of tax preference for taxpayers in determining alternative minimum tax liability. Second, all "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

         Each Municipal Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distributions from net investment income during that year, and may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record as of a specified date in those months will be deemed to have been received by the shareholders on December 31, if the dividends are paid during the following January.

         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

         OHIO TAXES. Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio to the extent that such distributions consist of interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivisions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Municipal Money Market Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends or consist of interest on Ohio Municipal Obligations or U.S. Obligations. However, shares of the Ohio Municipal Money Market Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions consisting of gain on the sale, exchange or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

         PENNSYLVANIA TAXES. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest is not taxable to individuals, estates or trusts under the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Philadelphia School District New Income Tax ("School District Tax"). Income received by a shareholder attributable to gain on the sale or other disposition by the Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Portfolio for more than six months, the School District Tax.

         This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, and interest and gain earned by the Portfolio, is subject to, or included in the measure of, special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax.)

         Shareholders of the Pennsylvania Municipal Money Market Portfolio are not subject to any of the personal property taxes currently in effect in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania State- Specific Obligations. The taxes referred to include the County Personal Property Tax.

         NORTH CAROLINA TAXES. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

         Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

         VIRGINIA TAXES. Subject to the provisions discussed below, dividends paid to shareholders by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from the Virginia income tax. Dividends paid to shareholders by the Portfolio and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

         Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

         As a regulated investment company, the Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax.

         When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

         NEW JERSEY TAXES. It is anticipated that substantially all dividends paid by the New Jersey Municipal Money Market Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Municipal Money Market Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January __, 1996 the Fund changed its name from The PNC Fund to Compass Capital Funds. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in twenty-eight investment portfolios. Each portfolio offers [five] separate classes of shares -- Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares. This prospectus relates only to Institutional Shares of the eight money market funds described herein.

         Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. Because of these "class expenses", the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Service and Investor share classes, contact [name and number].

         Each share of a Portfolio has a par value of $.001, represents an equal proportionate interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January __, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

                         HOW IS PERFORMANCE CALCULATED?

         From time to time each Portfolio may advertise its "yield" and "effective yield" for Institutional Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in a Portfolio's Institutional Shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio's Institutional Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A Municipal Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for Institutional Shares.

         The performance of Institutional Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indexes, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of Institutional Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published by nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of Institutional Shares of a Portfolio.

         Performance quotations for Shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolios' investment adviser or other institutions directly to their customer accounts in connection with investments in the Portfolios will not be included in the Portfolios' calculations of yield and performance.

                        HOW CAN I GET MORE INFORMATION?

         We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

         In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

         By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:

         For Performance and Portfolio Management Questions dial (800) compass

         For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx.

         For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx.

         Information is also available on the World Wide Web through the Internet.

         Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing COMPASSFUNDS.COM.


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   THE MONEY
                                     MARKET
                                   PORTFOLIOS

                                 INSTITUTIONAL
                                     SHARES


PROSPECTUS


MONEY
MARKET PORTFOLIO

U.S. TREASURY
MONEY MARKET PORTFOLIO

MUNICIPAL
MONEY MARKET PORTFOLIO

NEW JERSEY MUNICIPAL
MONEY MARKET PORTFOLIO

NORTH CAROLINA MUNICIPAL
MONEY MARKET PORTFOLIO

OHIO MUNICIPAL
MONEY MARKET PORTFOLIO

PENNSYLVANIA MUNICIPAL
MONEY MARKET PORTFOLIO

VIRGINIA MUNICIPAL
MONEY MARKET PORTFOLIO



January __, 1996

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
                 (SERVICE SHARES OF THE MONEY MARKET PORTFOLIO,
             U.S. TREASURY MONEY MARKET PORTFOLIO, MUNICIPAL MONEY
         MARKET PORTFOLIO, NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO,
        NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO, OHIO MUNICIPAL
          MONEY MARKET PORTFOLIO, PENNSYLVANIA MUNICIPAL MONEY MARKET
           PORTFOLIO, AND VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------
         PART A                                                                      PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          What Are The Expenses Of  The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; What Are The Portfolios?; What
                                                                                     Additional Investment Policies Apply?; What Are
                                                                                     The Portfolios' Fundamental Investment
                                                                                     Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          How Frequently Are Dividends And Distributions
                                                                                     Made To Investors?; How Are Fund Distributions
                                                                                     Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          How Are Shares Purchased And Redeemed?; How Is
                                                                                     Net Asset Value Calculated?; How Is The Fund
                                                                                     Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

                          THE MONEY MARKET PORTFOLIOS
                                 SERVICE SHARES

         The Compass Capital Funds(R) (the "Fund") consist of [twenty-eight] investment portfolios. This Prospectus describes the Service Shares of eight of those portfolios (the "Portfolios").

                 - MONEY MARKET PORTFOLIO -

                 - U.S. TREASURY MONEY MARKET PORTFOLIO -

                 - MUNICIPAL MONEY MARKET PORTFOLIO -

                 - NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO -

                 - NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO -

                 - OHIO MUNICIPAL MONEY MARKET PORTFOLIO -

                 - PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO -

                 - VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO -

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January __, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained upon request free of charge from the Fund by calling (800) ________. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

         SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC MUNICIPAL PORTFOLIOS LISTED ABOVE ARE INTENDED FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.



PROSPECTUS                                                    January __, 1996

INTRODUCING THE MONEY MARKET PORTFOLIOS OF THE COMPASS CAPITAL FUNDS:

The Money Market Portfolios of the COMPASS CAPITAL FUNDS consist of nine short term investment alternatives. Two of these portfolios invest solely in taxable instruments, and seven of these portfolios invest in tax-exempt instruments. A detailed description of each portfolio appears on pages ___.

      COMPASS CAPITAL FUND                  LIPPER PEER GROUP
      --------------------                  -----------------
   Money Market                     Money Market Instrument
   U.S. Treasury Money Market       U.S. Treasury Money Market
   Tax Free Money Market            Tax Exempt Money Market
   NJ Money Market                  Single State Tax Exempt Money Market
   NC Money Market                  Single State Tax Exempt Money Market
   PA Money Market                  Single State Tax Exempt Money Market
   OH Money Market                  Single State Tax Exempt Money Market
   VA Money Market                  Single State Tax Exempt Money Market

PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. PNC Institutional Management Corporation ("PIMC") serves as the sub-adviser to the Portfolios as described in this Prospectus.

UNDERSTANDING THE COMPASS CAPITAL MONEY MARKET FUNDS

This prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in money market investing.

CONSIDERING THE RISKS IN MONEY MARKET INVESTING

         There can be no assurance that any mutual fund will achieve its investment objective, or that any Portfolio will be able to maintain a stable net asset value of $1.00 per share. Certain Portfolios may invest in U.S. dollar-denominated instruments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to certain risks in addition to those inherent in U.S. investments. Each state-specific municipal Portfolio will concentrate in the securities of issues located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which are considered diversified. See "What Additional Investment Policies Apply?"

ASKING THE KEY QUESTIONS:

                                                                                                                     Page
                                                                                                                     ----
What Are the Expenses of the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Additional Investment Policies Apply?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Fundamental Investment Limitations?  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Shares Purchased and Redeemed?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Special Purchase and Redemption Procedures May Apply?  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors? . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

Below is a summary of the annual operating expenses to be incurred by Service Shares of the Portfolios for the current fiscal year ending September 30, 1996 as a percentage of average daily net assets. An example based on the summary is also shown.



                                                                                                    New
                                                                        U.S.                      Jersey
                                                                      Treasury      Municipal    Municipal
                                                         Money          Money         Money        Money
                                                        Market         Market        Market       Market
                                                       Portfolio      Portfolio     Portfolio    Portfolio
                                                       ---------      ---------     ---------    ---------
Advisory fees(1)                                          .06%          .06%          .06%         .05%
Other operating expenses                                  .52           .52           .52          .53
                                                          ---           ---           ---          ---
  Administration fees(1)                                  .13           .12           .11          .02
  Service fees                                            .15           .15           .15          .15
  Other expenses(1)                                       .24           .25           .26          .36
                                                          ---           ---           ---          ---
Total Portfolio operating expenses(1)                     .58%          .58%          .58%         .58%
                                                          ===           ===           ===          ===

                                                        North
                                                       Carolina        Ohio      Pennsylvania    Virginia
                                                       Municipal     Municipal     Municipal     Municipal
                                                        Money         Money         Money          Money
                                                        Market        Market        Market         Market
                                                       Portfolio     Portfolio     Portfolio     Portfolio
                                                       ---------     ---------     ---------     ---------
Advisory fees(1)                                          .06%          .06%           .06%          .05%
Other operating expenses                                  .52           .52            .52           .53
                                                          ---           ---            ---           ---
  Administration fees(1)                                  .05           .10            .12           .02
  Service fees                                            .15           .15            .15           .15
  Other expenses(1)                                       .32           .27            .25           .36
                                                          ---           ---            ---           ---
Total Portfolio operating expenses(1)                     .58%          .58%           .58%          .58%
                                                          ===           ===            ===           ===



(1) Without waivers, advisory fees would be .44%, .45%, .45%, .45%, .45%, .45%, .45%, and .45% and administration fees would be .14%, .15%, .15%, .15%, .15%, .15%, .15% and .15%, respectively. PAMG and the
         Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers by a Portfolio for the fiscal year ended September 30, 1995, as restated to reflect revised fee waivers. Without waivers, total operating expenses would be .97%, 1.00%, 1.01%, 1.11%, 1.01%, 1.02%, 1.00% and 1.11%, respectively.

EXAMPLE

         An investor in Service Shares would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                         ONE YEAR    THREE YEARS     FIVE YEARS     TEN YEARS
                                                         --------    -----------     ----------     ---------
Money Market                                                $6           $19            $32           $73
U.S. Treasury Money Market                                   6            19             32            73
Municipal Money Market                                       6            19             32            73
New Jersey Municipal Money Market                            6            19            N/A           N/A
North Carolina Municipal Money                               6            19             32            73
  Market
Ohio Municipal Money Market                                  6            19             32            73
Pennsylvania Municipal Money Market                          6            19             32            73
Virginia Municipal Money Market                              6            19             32            73

         The foregoing Table and Example are intended to assist investors in understanding the expenses the Portfolios pay. Investors bear these expenses since they reduce the income paid by the Portfolios as dividends. The tables do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.



                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?

         The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional
Information and has been audited by [                        ], the Fund's
independent accountants. This financial information should be read together with those financial statements. For the periods shown, the New Jersey Municipal Money Market Portfolio offered only one class of shares to both institutional and retail investors. Further information about the performance of the Portfolios is available in their annual shareholder reports. Both the Statement of Additional Information and the annual reports may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            MONEY MARKET PORTFOLIO
                            ----------------------

                                                                                                                    FOR THE
                                                                                                                    PERIOD
                                         YEAR            YEAR           YEAR           YEAR            YEAR        10/4/89(1)
                                         ENDED          ENDED          ENDED           ENDED          ENDED         THROUGH
                                        9/30/95        9/30/94        9/30/93         9/30/92        9/30/91        9/30/90
                                        -------        -------        -------         -------        -------        -------
Net asset value at beginning
  of period                             $   1.00        $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                        --------        --------       --------       --------        --------       --------
Income from investment
  operations
  Net investment income                                   0.0333         0.0274         0.0391          0.0645         0.0778
  Net realized gain (loss)
    on investments                                            --             --             --              --             --
                                        --------        --------       --------       --------        --------       --------
         Total from investment
           operations                                     0.0333         0.0274         0.0391          0.0645         0.0778
                                        --------        --------       --------       --------        --------       --------
Less distributions
  Distributions from net
    investment income                                    (0.0333)       (0.0274)       (0.0391)        (0.0645)       (0.0778)
  Distributions from net
    realized capital gains                                    --             --             --              --             --
         Total distributions                             (0.0333)       (0.0274)       (0.0391)        (0.0645)       (0.0778)
                                        --------        --------       --------       --------        --------       --------
Net asset value at end of
  period                                $   1.00        $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                        ========        ========       ========       ========        ========       ========
Total return                                    %           3.37%          2.77%          4.05%           6.64%          8.07%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)               $               $575,948       $415,328       $838,012        $637,076       $628,075
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                   %           0.51%          0.59%          0.61%           0.62%          0.62%(2)
    Before advisory/
      administration fee
      waivers                                   %           0.92%          0.70%          0.66%           0.67%          0.70%(2)
  Ratios of net investment
    income to average net
    assets
    After advisory/
      administration fee
      waivers                                   %           3.35%          2.73%          3.86%           6.45%          7.83%(2)
    Before advisory/
      administration fee
      waivers                                   %           2.95%          2.62%          3.81%           6.40%          7.75%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     U.S. TREASURY MONEY MARKET PORTFOLIO
                     ------------------------------------

                                                                                                                    FOR THE
                                                                                                                     PERIOD
                                         YEAR            YEAR           YEAR           YEAR            YEAR        11/1/89(1)
                                         ENDED          ENDED          ENDED           ENDED          ENDED         THROUGH
                                        9/30/95        9/30/94        9/30/93         9/30/92        9/30/91        9/30/90
                                        -------        -------        -------         -------        -------        -------
Net asset value at
  beginning of period                   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                        --------        --------       --------       --------        --------       --------
Income from investment
  operations
  Net investment income                                   0.0331         0.0269         0.0394          0.0627         0.0697
  Net realized gain (loss)
    on investments                                            --             --             --              --             --
                                        --------        --------       --------       --------        --------       --------
         Total from
           investment
           operations                                     0.0331         0.0269         0.0394          0.0627         0.0697
                                        --------        --------       --------       --------        --------       --------
Less distributions
  Distributions from net
    investment income                                    (0.0331)       (0.0269)       (0.0394)        (0.0627)       (0.0697)
  Distributions from net
    realized capital gains                                    --             --             --              --             --
                                        --------        --------       --------       --------        --------       --------
         Total distributions                             (0.0331)       (0.0269)       (0.0394)        (0.0627)       (0.0697)
                                        --------        --------       --------       --------        --------       --------
Net asset value at end
  of period                             $   1.00        $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                        ========        ========       ========       ========        ========       ========
Total return                                    %           3.36%          2.72%          4.01%           6.46%          7.29%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)               $               $372,883       $185,400       $160,269        $180,776       $146,148
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                   %           0.52%          0.60%          0.62%           0.65%          0.65%(2)
    Before advisory/
      administration fee
      waivers                                   %           0.97%          0.73%          0.67%           0.70%          0.70%(2)
  Ratios of net investment
    income to average
    net assets
    After advisory/
      administration fee
      waivers                                   %           3.42%          2.68%          3.91%           6.27%          7.62%(2)
    Before advisory/
      administration fee
      waivers                                   %           2.97%          2.55%          3.86%           6.22%          7.57%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       MUNICIPAL MONEY MARKET PORTFOLIO
                       --------------------------------

                                                                                                                    FOR THE
                                         YEAR            YEAR           YEAR           YEAR            YEAR         11/1/89(1)
                                         ENDED          ENDED          ENDED           ENDED          ENDED         THROUGH
                                        9/30/95        9/30/94        9/30/93         9/30/92        9/30/91        9/30/90
                                        -------        -------        -------         -------        -------        -------
Net asset value at
  beginning of period                   $   1.00        $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                        --------        --------       --------       --------        --------       --------
Income from investment
  operations
  Net investment income                                   0.0219         0.0205         0.0281          0.0438         0.0486
  Net realized gain (loss)
    on investments                                            --             --             --              --             --
                                        --------        --------       --------       --------        --------       --------
         Total from investment
           operations                                     0.0219         0.0205         0.0281          0.0438         0.0486
                                        --------        --------       --------       --------        --------       --------
Less distributions
  Distributions from net
    investment income                                    (0.0219)       (0.0205)       (0.0281)        (0.0438)       (0.0486)
  Distributions from net
    realized capital gains                                    --             --             --              --             --
         Total distributions                             (0.0219)       (0.0205)       (0.0281)        (0.0438)       (0.0486)
                                        --------        --------       --------       --------        --------       --------
Net asset value at end of
  period                                $   1.00        $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                        ========        ========       ========       ========        ========       ========
Total return                                    %           2.20%          2.10%          2.85%          4.47 %          4.97%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)               $               $133,358       $ 93,937       $125,152        $ 89,312       $112,108
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                   %           0.51%          0.61%          0.63%           0.65%          0.65%(2)
    Before advisory/
      administration fee
      waivers                                   %           0.99%          0.72%          0.68%           0.70%          0.70%(2)
  Ratios of net investment
    income to average net
    assets
    After advisory/
      administration fee
      waivers                                   %           2.18%          2.02%          2.78%           4.40%          5.31%(2)
    Before advisory/
      administration fee
      waivers                                   %           1.71%          1.91%          2.73%           4.35%          5.26%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                                           FOR THE
                                                                                                            PERIOD
                                                      YEAR                         YEAR                   6/1/93(1)
                                                      ENDED                        ENDED                   THROUGH
                                                     9/30/95                      9/30/94                  9/30/93
                                                     -------                      -------                  -------
Net asset value at beginning
  of period                                          $   1.00                      $   1.00                 $   1.00
                                                     --------                      --------                 --------
Income from investment operations
  Net investment income                                                              0.0225                   0.0074
  Net realized gain (loss) on
    investments                                            --                            --                       --
                                                     --------                      --------                 --------
         Total from investment
           operations                                                                0.0159                   0.0225
                                                     --------                      --------                 --------
Less distributions
  Distributions from net
    investment income                                                               (0.0225)                 (0.0074)
  Distributions from net realized
    capital gains                                          --                            --                       --
                                                     --------                      --------                 --------
         Total distributions                                                        (0.0225)                 (0.0074)
                                                     --------                      --------                 --------
Net asset value at end of period                     $   1.00                      $   1.00                 $   1.00
                                                     ========                      ========                 ========
Total return                                                 %                         2.27%                    0.75%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                   $                             $ 44,066                 $ 15,239
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                            %                         0.40%                    0.23%(2)
    Before advisory/administration
      fee waivers                                            %                         1.04%                    0.96%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                            %                         2.29%                    2.23%(2)
    Before advisory/administration
      fee waivers                                            %                         1.65%                    1.50%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                                           FOR THE
                                                                                                            PERIOD
                                                      YEAR                         YEAR                   6/1/93(1)
                                                      ENDED                        ENDED                   THROUGH
                                                     9/30/95                      9/30/94                  9/30/93
                                                     -------                      -------                  -------
Net asset value at beginning
  of period                                          $   1.00                      $   1.00                 $   1.00
                                                     --------                      --------                 --------
Income from investment operations
  Net investment income                                                              0.0221                   0.0074
  Net realized gain (loss) on
    investments                                            --                            --                       --
                                                     --------                      --------                 --------
         Total from investment
           operations                                                                0.0221                   0.0074
                                                     --------                      --------                 --------
Less distributions
  Distributions from net
    investment income                                                               (0.0221)                 (0.0074)
  Distributions from net realized
    capital gains                                          --                            --                       --
                                                     --------                      --------                 --------
         Total distributions                                                        (0.0221)                 (0.0074)
                                                     --------                      --------                 --------
Net asset value at end of period                     $   1.00                      $   1.00                 $   1.00
                                                     ========                      ========                 ========
Total return                                                 %                         2.24%                    0.74%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                   $                             $ 60,560                 $  8,919
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                            %                         0.42%                    0.32%(2)
    Before advisory/administration
      fee waivers                                            %                         1.99%                    1.20%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                            %                         2.31%                    2.42%(2)
    Before advisory/administration
      fee waivers                                            %                         1.75%                    1.54%(2)

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                          NORTH CAROLINA                         VIRGINIA
                                                          MUNICIPAL MONEY                     MUNICIPAL MONEY
                                                          MARKET PORTFOLIO                    MARKET PORTFOLIO
                                                    -----------------------------             ----------------

                                                     FOR THE            FOR THE                   FOR THE
                                                      PERIOD            PERIOD                    PERIOD
                                                    11/01/94(4)        4/29/94(1)               10/11/94(1)
                                                     THROUGH            THROUGH                   THROUGH
                                                     9/30/95            9/30/94                   9/30/95
                                                     -------            -------                   -------
Net asset value at beginning
  of period                                          $   1.00           $   1.00                 $   1.00
                                                     --------           --------                 --------
Income from investment operations
  Net investment income                                                   0.0099
  Net realized gain (loss) on
    investments                                                               --
                                                     --------           --------                 --------
         Total from investment
           operations                                                     0.0099
                                                                        --------                 --------
Less distributions
  Distributions from net
    investment income                                                    (0.0099)
  Distributions from net realized
    capital gains                                                             --
                                                     --------           --------                 --------
         Total distributions                                             (0.0099)
                                                     --------           --------                 --------
Net asset value at end of period                     $   1.00           $   1.00                 $   1.00
                                                     ========           ========                 ========
Total return                                                 %              0.99%                        %
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                   $                  $     -- (3)             $
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                            %(2)           0.36%(2)                     %(2)
    Before advisory/administration
      fee waivers                                            %(2)           1.02%(2)                     %(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                            %(2)           2.54%(2)                     %(2)
    Before advisory/administration
      fee waivers                                            %(2)           1.87%(2)                     %(2)

(1)        Commencement of operations.
(2)        Annualized.
(3)        There were no Service Shares outstanding as of September 30, 1994.
(4)        Reissuance of shares.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO+

                                                                                                     FOR THE
                                              PERIOD                                                  PERIOD
                                               ENDED        FISCAL YEAR          FISCAL YEAR       FISCAL YEAR          7/1/91(1)
                                              8/31/95         ENDED                 ENDED             ENDED                TO
                                            (UNAUDITED)      02/28/95              02/28/94          02/28/93           02/28/92
                                            -----------      --------              --------          --------           --------
Net asset value at beginning
  of period                                                  $   1.00              $   1.00          $   1.00           $   1.00
                                                             --------              --------          --------           --------
Income from investment operations
  Net investment income                                          0.02                  0.02              0.02               0.02
  Net realized gain (loss) on
    investments                                                    --                    --                --                 --
                                                             --------              --------          --------           --------
         Total from investment
           operations                                            0.02                  0.02              0.02               0.02
                                                             --------              --------          --------           --------
Less distributions
  Distributions from net
    investment income                                           (0.02)                (0.02)            (0.02)             (0.02)
                                                             --------              --------          --------           --------
  Distributions from net realized
    capital gains                                                  --                    --                --                 --
                                                             --------              --------          --------           --------
         Total distributions                                    (0.02)                (0.02)            (0.02)             (0.02)
Net asset value at end of period                             $   1.00              $   1.00          $   1.00           $   1.00
                                                             ========              ========          ========           ========
Total return                                                     2.46%                 1.79%             2.19%              3.53%(2)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                           $ 43,610              $ 39,408          $ 38,836           $ 35,005
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                0.63%                 0.65%             0.73%              0.47%(2)
    Before advisory/administration
      fee waivers                                                0.70%                 0.72%             0.76%              0.62%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                2.46%                 1.77%             2.17%              3.44%(2)
    Before advisory/administration
      fee waivers                                                2.39%                 1.70%             2.14%              3.29%

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Money Market Fund, a separate investment portfolio (the "Predecessor Portfolio") of The Compass Capital Group, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

(1)        Commencement of operations.

(2)        Annualized.

                            WHAT ARE THE PORTFOLIOS?

                             MONEY MARKET PORTFOLIO

         The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:

         (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("Duff"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

         (C) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

         (D) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (E) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (F) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (G) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (H) securities issued or guaranteed by state or local governmental bodies; and

         (I)     repurchase agreements relating to the above instruments.

                      U.S. TREASURY MONEY MARKET PORTFOLIO

         The investment objective of the U.S. Treasury Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

                              MUNICIPAL PORTFOLIOS

         The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

         The investment objective of the Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio and New Jersey Municipal Money Market Portfolio (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specified state in which a Portfolio concentrates, as is consistent with maintaining liquidity and stability of principal.

         The Municipal Money Market Portfolio and the State-Specific Municipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

         (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

         (D) unrated notes, paper or other instruments that are of comparable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trustees; and

         (E) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

         During normal market conditions, at least 80% of each Municipal Portfolio's net assets will be invested in securities which are Municipal Obligations. In addition, under normal conditions, the Municipal Money Market Portfolio intends to invest less than 25% of its total assets in Municipal Obligations of issuers located in the same state. Each State-Specific Municipal Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). During temporary defensive periods, however, each Municipal Portfolio may invest without limitation in obligations that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

         Each State-Specific Portfolio may invest without limitation in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper"). The Municipal Money Market Portfolio may invest up to 20% of its total assets in AMT Paper when added together with any taxable investments held by the Portfolio. Interest on AMT

Paper that is received by taxpayers subject to the Federal alternative minimum tax is taxable.

         Each Municipal Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

                     QUALITY, MATURITY AND DIVERSIFICATION

         All securities acquired by the Portfolios will be determined at the time of purchase by the Portfolios' sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

         Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days.
In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

         The Money Market, Government Money Market and Municipal Money Market Portfolios are classified as diversified portfolios, and the State Specific Municipal Portfolios are classified as non-diversified portfolios, under the Investment Company Act of 1940 (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

         Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

         U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

         Each Municipal Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specific Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. Each Municipal Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Municipal Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

         The Municipal Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participation, beneficial interests in trusts and partnership interests.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

         MORTGAGE-RELATED SECURITIES. Each Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mortgage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. The average life of mortgage-related securities is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, a mortgage-related security's stated maturity may be shortened and, therefore, it may be difficult to predict precisely the security's total return to the particular Portfolio. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the particular Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio.

         REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Portfolio on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market

Portfolio does not expect to invest more than 5% of its net asset in GICs at any time during the current fiscal year.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

         INVESTMENT COMPANIES. In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

         UNINVESTED CASH RESERVES. Each Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, GICs, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% limit. Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that particular security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         STATE-SPECIFIC MUNICIPAL PORTFOLIOS - ADDITIONAL RISK CONSIDERATIONS. The concentration of investments by the State-Specific Municipal Portfolios in State-Specific Obligations raises special investment considerations. Changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Consideration Regarding State Specific Obligations" in the Statement of Additional Information.

         Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the national figure of 5.5%. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio Municipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

         Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities.

         North Carolina. Growth of North Carolina tax revenues slowed considerably during fiscal 1990-92 requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in the timing of certain collections and payments, and other short-term budget adjustments, that were needed to comply with North Carolina's constitutional mandate for a balanced budget. Fiscal years 1993 and 1994, however, ended with a positive General Fund balance of approximately $500 million each year on a budgetary basis. By law, 25% of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve" (subject to a maximum reserve of 5% of the preceding fiscal year's operating appropriation). An additional portion of such positive fund balance was reserved in the General Fund as part of a "Reserve for Repair and Renovation of State Facilities," leaving the remaining unrestricted fund balance at the end of each such year available for future appropriations.

         Virginia. Because of Virginia's proximity to Washington, D.C. and the concentration of military installations in Northern Virginia and the Tidewater area, Federal government spending is an important factor in Virginia's economy. The Federal government has a greater impact on Virginia relative to its size than any other state except Alaska and Hawaii. While Federal employment in 1992 accounted for 10.0% of Virginia's personal income (compared with a national average of 3.3% in that year), it ranked behind services (19.7%), wholesale and retail trade (10.6%) and manufacturing (10.5%). The Commonwealth experienced a decrease in its General Fund balances from fiscal 1989 to fiscal 1990 and again from fiscal 1990 to fiscal 1991, reflecting the effects of a nationwide recession and increasing expenditures. General Fund balances have increased since fiscal 1991. In fiscal 1994, revenues increased 6.0% from the previous year, while total expenditures increased by 4.5%. Revenues exceeded expenditures by $731.2 million, an increase of 20% over fiscal 1993.

         New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

          WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?

         A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

         (1) purchase securities (except U.S. Government securities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Money Market Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods;

         (3) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments; and

         (4) in the case of each Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or, for each State-Specific Municipal Portfolio, in AMT Paper, except during defensive periods or during periods of unusual market conditions.

         Restriction 1 does not apply to the State-Specific Municipal Portfolios. Instead, as a non-fundamental investment restriction, each State-Specific Municipal Portfolio will not hold any securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities and related repurchase agreements).

         In accordance with current SEC regulations, the Money Market Portfolio intends, as a non-fundamental policy, to limit its investments in the securities of any single issuer (other than U.S. Government securities and related repurchase agreement) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days. The Money Market Portfolio will also limit its investments in Eligible Securities that are not in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

         The investment limitations stated above are applied at the time investment securities are purchased.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. Should the Fund determine that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

                             WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the names of the trustees and certain background information.

INVESTMENT ADVISER AND SUB-ADVISER

         PNC Asset Management Group, Inc. ("PAMG"), an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the investment adviser for the Portfolios. PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PAMG, serves as each Portfolio's sub-adviser. PIMC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank Corp. is a multi-bank holding company.

         As adviser, PAMG is responsible for the overall investment management of the Portfolios. As sub-adviser, PIMC is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. PIMC also provides research and credit analysis. Portfolio transactions for a Portfolio may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

         For their investment advisory and sub-advisory services service, PAMG and PIMC are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by PAMG, and do not represent an extra charge to the Portfolios.

                                                    MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH PORTFOLIO
                                                    ------------------------------------------------------

                                                      INVESTMENT                         SUB-ADVISORY
                                                      ADVISORY FEE                           FEE
                                                      ------------                      -------------
AVERAGE DAILY NET ASSETS
------------------------

first $1 billion                                          .45 %                               .40 %
$1 billion--$2 billion                                    .40                                 .35
$2 billion--$3 billion                                    .375                                .325
greater than $3 billion                                   .35                                 .30

         For more information about the advisory fees the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolios?" For the fiscal year ended September 30, 1995, the Portfolios (other than the New Jersey Municipal Money Market Portfolio) paid investment advisory fees at the following annual rates after voluntary fee waivers: Money Market Portfolio ____; U.S. Treasury Money Market Portfolio ____; Municipal Money Market Portfolio ____; Ohio Municipal Money Market Portfolio ____; Pennsylvania Municipal Money Market Portfolio ____; North Carolina Municipal Money Market Portfolio ____; and Virginia Municipal Money Market Portfolio ____. For the fiscal year ended February 28, 1995, the Predecessor New Jersey Municipal Money Market Portfolio paid investment advisory fees, after voluntary fee waivers, to Midlantic Bank, N.A., its former adviser, pursuant to the advisory agreement then in effect, at the annual rate of _____ of average daily net assets (such fee would have been .40% of average daily net assets without voluntary fee waivers).

ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") (the "Administrators") serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, CCGI is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .15% of the first $500 million of each Portfolio's average daily net assets, .13% of the next $500 million of each Portfolio's average daily net assets, .11% of the next $1 billion of each Portfolio's average daily net assets and .10% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

         For information about the operating expenses the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolio?"

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Portfolios' custodian and PFPC serves as their transfer agent and dividend disbursing agent.

SHAREHOLDER SERVICING

         The Fund intends to enter into service agreements with institutional investors ("Institutions") (including PNC Bank, PNC Bank Ohio and their affiliates) which provide that the Institutions will render support services to their customers who are the beneficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of the following services: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; providing information periodically to customers showing their positions in Service Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

         Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. It is intended that the services provided by Institutions under their service agreements will not be prohibited under these laws. However, state securities laws may differ from the interpretations of Federal law on this issue, and banks and financial institutions may be required to register as dealers pursuant to state law.

                     HOW ARE SHARES PURCHASED AND REDEEMED?

DISTRIBUTOR

         Shares of the Portfolios are offered on a continuous basis by PDI as distributor (the "Distributor"). PDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits PDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of any portion of the fees paid by the Fund, past profits or other sources. The Fund is not required or permitted under the plan to make distribution payments with respect to Service Shares over and above the investment advisory and other fees it pays for non-distribution services. The plan merely permits the reallocation of a portion of these fees to pay for distribution related and shareholder servicing activities.

PURCHASE OF SHARES

         Service Shares are offered without a sales load to Institutions acting on behalf of their customers [, as well as to certain persons who were shareholders of the Compass Capital Group of Funds on January __, 1996, when it was combined with the Fund]. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the requirements of the account. In these cases, confirmations of Share purchases and redemptions will be sent to the Institutions. Beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase Shares should contact their Institutions.

         Service Shares are sold at the net asset value per share next determined after an order is received by PFPC Inc. ("PFPC"), the Fund's transfer agent. Shares may be purchased by Institutions on any Business Day.
A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

         Purchase orders for each Portfolio except the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7379 no later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time). If payment for such orders is not received by 4:00 p.m. (Eastern Time), the order will be cancelled and notice thereof will be given to the Institution placing the order. Orders received after 12:00 noon (Eastern Time) will not be accepted.

         Purchase orders for the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7379 no later than 4:00 p.m. (Eastern
Time) on a Business Day. [Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time); orders received after 12:00 noon (Eastern Time) but before 4:00 p.m. (Eastern Time) will be executed at 4:00 p.m. (Eastern Time).] If payment for such orders is not received by 4:00 p.m. (Eastern Time), the order will be cancelled and notice thereof will be given to the Institution placing the order. Orders will not be accepted after 4:00 p.m. (Eastern Time). Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon (Eastern Time).

         Payment for Service Shares must normally be made only in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is $[_____]; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

         The Fund may in its discretion waive the minimum investment amount and may reject any order for Service Shares.

REDEMPTION OF SHARES

         Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institutions. These procedures will vary according to the type of account and the Institution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with the redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

         Institutions may place redemption orders by telephoning PFPC at (800) 441-7379. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund may use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank). While the Fund intends to use its best efforts to maintain each Portfolio's net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon the net asset value of a Service Share at the time of redemption.

         Payment for redeemed Shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the same Business Day, [provided that the Fund's custodian is also open for business]. Payment for redemption orders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) [or on a day when the Fund's custodian is closed] is normally wired in Federal funds on the next Business Day following redemption [on which the Fund's custodian is open for business]. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institution.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at [400 Bellevue Parkway, Wilmington, DE 19809].

         The Fund may redeem Service Shares in any Portfolio account if the account balance drops below [$5,000] as the result of a redemption request and the shareholder does not increase the balance to at least [$5,000] upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her Shares in the Portfolios to the extent necessary to maintain the minimum balance required.

         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem Shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

           WHAT SPECIAL PURCHASE AND REDEMPTION PROCEDURES MAY APPLY?

         Persons who were shareholders of the Compass Capital Group of Funds which were combined with the Fund on January __, 1996, may also purchase and redeem

Service Shares of the same Portfolio and for the same account in which they held Shares on that date through the procedures described in this section.

         PURCHASES. Purchase orders may be placed through the transfer agent. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio for which Shares are purchased must appear on the check or [Federal Reserve Draft.] Investors may also wire Federal funds in connection with the purchase of Shares. The wire instructions must include the name of the Portfolio, the name of the account registration, and the shareholder account number. Before wiring any funds, however, an investor must call the Portfolios at 1-800-438-5789 in order to confirm the wire instructions. Purchase orders for each Portfolio except the U.S. Treasury Money Market Portfolio that are received by the transfer agent before 12:00 noon (Eastern Time) will be executed at 12:00 noon provided that payment is received by 4:00 p.m. (Eastern
Time), otherwise the order will be cancelled. Orders received after 12:00 noon will not be accepted. Purchase orders for the U.S. Treasury Money Market Fund that are received by the transfer agent before 12:00 noon will be executed at 12:00 noon; purchase orders that are received by the Transfer Agent after 12:00 noon but before 4:00 p.m., will be executed at 4:00 p.m., provided in each case that payment is received by 4:00 p.m. Orders received after 4:00 p.m. will not be accepted.

         The Portfolios offer an Automatic Investment Plan ("AIP") whereby an investor in Shares of a Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount is $50.

         REDEMPTIONS. Shareholders may redeem for cash some or all of their Shares of the Portfolios at any time by sending a written redemption request in proper form to Compass Capital Funds c/o PFPC, Inc., P.O. Box 8907, Wilmington, Delaware 19899-8907.

         Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

         If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Shares in certificated form.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at [P.O. Box 8907, Wilmington, DE 19899-8907].

         The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine.

         The Portfolios offer a Systematic Withdrawal Plan ("SWP") which may be used by shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form.

         Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to the transfer agent.

                       HOW IS NET ASSET VALUE CALCULATED?

         The net asset value of the Portfolios' Service Shares is determined as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day. A Service Share's net asset value is calculated by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Service Shares, less the liabilities charged to the Service Shares, by the number of the Portfolio's outstanding Service Shares.

         Each Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of Additional Information under "Valuation of Shares." A Portfolio may use a pricing service, bank or broker/dealer to value its securities.

       HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio in which they invest. Each Portfolio's net income is declared daily as a dividend (i) to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading hours on the NYSE on days on which net asset value is determined, or (ii) to shareholders of record immediately prior to 4:00 p.m. (Eastern Time) on days on which there is no determination of net asset value. Consequently, shareholders whose purchase orders are executed at 12:00 noon (Eastern Time) receive dividends for that day.

On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day. Because purchase and redemption orders for the U.S. Treasury Money Market Portfolio are executed at 12:00 noon and at 4:00 p.m., shareholders whose purchase orders have been received by 4:00 p.m. will receive a dividend for that day.

         Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

         Dividends are reinvested in additional full and fractional Service Shares of the same Portfolio which pays the dividends, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds Service Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         Each Municipal Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns for informational purposes and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds generally will constitute an item of tax preference for taxpayers in determining alternative minimum tax liability. Second, all "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

         Each Municipal Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. These percentages will apply uniformly to all distributions from net investment income during that year, and may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record as of a specified date in those months will be deemed to have been received by the shareholders on December 31, if the dividends are paid during the following January.

         Since this is not an exhaustive discussion of applicable tax consequences, investors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

         OHIO TAXES. Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio to the extent that such distributions consist of interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivisions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Municipal Money Market Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends or consist of interest on Ohio Municipal Obligations or U.S. Obligations. However, shares of the Ohio Municipal Money Market Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions consisting of gain on the sale, exchange or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

         PENNSYLVANIA TAXES. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest is not taxable to individuals, estates or trusts under the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Philadelphia School District New Income Tax ("School District Tax"). Income received by a shareholder attributable to gain on the sale or other disposition by the Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Portfolio for more than six months, the School District Tax.

         This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, and interest and gain earned by the Portfolio, is subject to, or included in the measure of, special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax.)

         Shareholders of the Pennsylvania Municipal Money Market Portfolio are not subject to any of the personal property taxes currently in effect in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania State- Specific Obligations. The taxes referred to include the County Personal Property Tax.

         NORTH CAROLINA TAXES. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

         Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

         VIRGINIA TAXES. Subject to the provisions discussed below, dividends paid to shareholders by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from the Virginia income tax. Dividends paid to shareholders by the Portfolio and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

         Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

         As a regulated investment company, the Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax.

         When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

         NEW JERSEY TAXES. It is anticipated that substantially all dividends paid by the New Jersey Municipal Money Market Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Municipal Money Market Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January __, 1996 the Fund changed its name from The PNC Fund to Compass Capital Fund. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares in twenty-eight investment portfolios. Each

Portfolio offers [five] separate classes of shares -- Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares. This prospectus relates only to Service Shares of the eight money market funds described herein.

         Shares of each class bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, Series A Investor Shares are sold with a front-end sales charge, and Series B Investor Shares and Series C Investor Shares are sold with a contingent deferred sales charge, in each case subject to certain exceptions. Because of these "class expenses," the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Institutional and Investor Share classes, contact [name and number].

         Each share of a Portfolio has a par value of $.001, represents an equal proportionate interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January ___, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

                         HOW IS PERFORMANCE CALCULATED?

         From time to time each Portfolio may advertise its "yield" and "effective yield" for Service Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in a Portfolio's Service Shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio's Service Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A Municipal Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for Service Shares.

         The performance of Service Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indexes, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of Service Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published by nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of Service Shares of a Portfolio.

         Performance quotations for Shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolio's investment adviser or other institutions directly to their customer accounts in connection with investments in the Portfolios will not be included in the Portfolios' performance calculations.

                        HOW CAN I GET MORE INFORMATION?

         We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

         In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

         By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:

         For Performance and Portfolio Management Questions dial (800) compass

         For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx.

         For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx.

         Information is also available on the World Wide Web through the Internet.

         Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing COMPASSFUNDS.COM.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   THE MONEY
                                     MARKET
                                   PORTFOLIOS

                                 SERVICE SHARES


Prospectus


MONEY MARKET PORTFOLIO


U.S. TREASURY
MONEY MARKET PORTFOLIO


MUNICIPAL
MONEY MARKET PORTFOLIO


NEW JERSEY
MUNICIPAL MONEY MARKET PORTFOLIO


NORTH CAROLINA MUNICIPAL
MONEY MARKET PORTFOLIO


OHIO MUNICIPAL
MONEY MARKET PORTFOLIO


PENNSYLVANIA MUNICIPAL
MONEY MARKET PORTFOLIO


VIRGINIA MUNICIPAL
MONEY MARKET PORTFOLIO



January __, 1996

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
           (INVESTOR A AND INVESTOR B SHARES OF THE MONEY MARKET
        PORTFOLIO, U.S. TREASURY MONEY MARKET PORTFOLIO, MUNICIPAL MONEY
         MARKET PORTFOLIO, NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO,
        NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO, OHIO MUNICIPAL
          MONEY MARKET PORTFOLIO, PENNSYLVANIA MUNICIPAL MONEY MARKET
           PORTFOLIO, AND VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------
         PART A                                                                      PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          What Are The Expenses Of The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; What Are The Portfolios?; What
                                                                                     Additional Investment Policies Apply?; What Are
                                                                                     The Portfolios' Fundamental Investment
                                                                                     Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          How Frequently Are Dividends And Distributions
                                                                                     Made To Investors?; How Are Fund Distributions
                                                                                     Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          How Are Shares Purchased And Redeemed?; How Is
                                                                                     Net Asset Value Calculated?; How Is The Fund
                                                                                     Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

                          THE MONEY MARKET PORTFOLIOS
                                    INVESTOR

         The Compass Capital Funds(R) (the "Fund") consist of [twenty-eight] investment portfolios. This Prospectus describes the Investor Shares of eight of those portfolios (the "Portfolios"):

                 - MONEY MARKET PORTFOLIO -

                 - U.S. TREASURY MONEY MARKET PORTFOLIO -

                 - MUNICIPAL MONEY MARKET PORTFOLIO -

                 - NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO -

                 - NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO -

                 - OHIO MUNICIPAL MONEY MARKET PORTFOLIO -

                 - PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO -

                 - VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO -


         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January __, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained upon request free of charge from the Fund by calling (800) ________. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

         SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC MUNICIPAL PORTFOLIOS LISTED ABOVE ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

PROSPECTUS                                                   January __, 1996

 INTRODUCING THE COMPASS CAPITAL MONEY MARKET FUNDS:

 The Money Market Portfolios of the COMPASS CAPITAL FUNDS consist of nine short term investment alternatives. Two of these portfolios invest solely in taxable instruments, and seven of these portfolios invest in tax-exempt instruments. A detailed description of each portfolio appears on pages ___.

       COMPASS CAPITAL FUND                  LIPPER PEER GROUP
       --------------------                  -----------------
    Money Market                     Money Market Instrument
    U.S. Treasury Money Market       U.S. Treasury Money Market
    Tax Free Money Market            Tax Exempt Money Market
    NJ Money Market                  Single State Tax Exempt Money Market
    NC Money Market                  Single State Tax Exempt Money Market
    PA Money Market                  Single State Tax Exempt Money Market
    OH Money Market                  Single State Tax Exempt Money Market
    VA Money Market                  Single State Tax Exempt Money Market

 PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. PNC Institutional Management Corporation ("PIMC") serves as the sub-adviser to the Portfolios as described in this prospectus.

 UNDERSTANDING THE COMPASS CAPITAL MONEY MARKET FUNDS

 This prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in money market investing.


CONSIDERING THE RISKS IN MONEY MARKET INVESTING

         There can be no assurance that any mutual fund will achieve its investment objective, or that any Portfolio will be able to maintain a stable net asset value of $1.00 per share. Certain Portfolios may invest in U.S. dollar-denominated instruments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to certain risks in addition to those inherent in U.S. investments. Each state-specific municipal Portfolio will concentrate in the securities of issues located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which are considered diversified. See "What Additional Investment Policies Apply?"


ASKING THE KEY QUESTIONS

                                                                                                                     Page
                                                                                                                     ----
What Are the Expenses of the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Additional Investment Policies Apply?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Fundamental Investment Limitations?  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Shares Purchased? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Shares Redeemed?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors? . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

Below is a summary of the annual operating expenses expected to be incurred by the Portfolios' Investor Shares for the current fiscal year ending September 30, 1996 as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                 U.S. TREASURY                        MUNICIPAL
                            MONEY MARKET                         MONEY MARKET                       MONEY MARKET
                              PORTFOLIO                            PORTFOLIO                          PORTFOLIO
                -------------------------------     --------------------------------  --------------------------------
                INVESTOR A  INVESTOR B INVESTOR C   INVESTOR A INVESTOR B INVESTOR C  INVESTOR A INVESTOR B INVESTOR C
                ----------  ---------- ----------   ---------- ---------- ----------  ---------- ---------- ----------
Advisory fees(1)    .06%       .06%                    .06%                               .06%
12b-1 fees(2)       .10        .75                     .10                                .10
Other operating
  expenses          .69        .54                     .69                                .69
                    ---       ----                     ---                                ---
  Administration
    fees(1)         .13        .13                     .12                                .11
  Shareholder
     Servicing fees .40        .40                     .40                                .40
  Other
    expenses(1)     .17        .17                     .17                                .17
                    ---       ----                     ---                                ---
Total Portfolio
  operating
  expenses(1)       .85%      1.35%                    .85%                               .85%
                    ===       ====                     ===                                ===


(1) Without waivers, advisory fees would be .44%, .44%, .44%, .45%, .45%, .45%, .45%, .45% and .45% and administration fees would be .14%, .14%, .14%, .15%, .15%, .15%, .15%, .15%, and .15%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: (i) 1.24%, 1.28% and 1.38%, respectively, for Investor A Shares; (ii) 1.74%, ____% and ____%, respectively, for Investor B Shares; and (iii) ___%, ___% and___%, respectively, for Investor C Shares.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                     NEW JERSEY                      NORTH CAROLINA                             OHIO
                                     MUNICIPAL                          MUNICIPAL                            MUNICIPAL
                                    MONEY MARKET                      MONEY MARKET                          MONEY MARKET
                                     PORTFOLIO                         PORTFOLIO                             PORTFOLIO
                        ---------------------------------   --------------------------------  --------------------------------
                        INVESTOR A  INVESTOR B INVESTOR C   INVESTOR A INVESTOR B INVESTOR C  INVESTOR A INVESTOR B INVESTOR C
                        ----------  ---------- ----------   ---------- ---------- ----------  ---------- ---------- ----------
Advisory
  Fees(1)                   .05%                               .06%                             .06%
12b-1 fees(2)               .10                                .10                              .10
Other operating
  expenses                  .70                                .69                              .69
                            ---                                ---                             ----
  Administration
    fees(1)                 .02                                .05                              .10
  Shareholder
    Servicing fees          .40                                .40                              .40
  Other
    expenses(1)             .17                                .17                              .17
                            ---                                ---                             ----
Total Portfolio
  operating
  expenses(1)               .85%                               .85%                            1.85%
                            ===                                ===                             ====



(1) Without waivers, advisory fees would be .45%, .45%, .45%, .45%, .45%, .45%, .45%, .45% and .45% and administration fees would be .15%, .15%, .15%, .15%, .15%, .15%, .15%, .15% and .15%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: (i) 1.38%, 1.34%, and 1.29%, respectively, for Investor A Shares; (ii) ____%, ____%, and ____%, respectively, for Investor B Shares; and (iii) ___%, ___% and ___%, respectively, for Investor C Shares.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                        PENNSYLVANIA
                                          MUNICIPAL                     VIRGINIA MUNICIPAL
                                     MONEY MARKET EQUITY                   MONEY MARKET
                                          PORTFOLIO                         PORTFOLIO
                            ---------------------------------     --------------------------------
                            INVESTOR A INVESTOR B  INVESTOR C     INVESTOR A INVESTOR B INVESTOR C
                            ---------- ----------  ----------     ---------- ---------- ----------
Advisory Fees(1)              .06%                                    0.5%
12b-1 fees(2)                 .10                                     .10
Other operating expenses      .69                                     .70
                             ----                                     ---
  Administration fees(1)      .12                                     .02
  Shareholder
     Servicing fees           .40                                     .40
  Other expenses(1)           .17                                     .17
                             ----                                     ---
Total Portfolio operating
  expenses(1)                1.85%                                    .85%
                             ====                                     ===



(1) Without waivers, advisory fees would be .45%,, 45%, .45%, .45%, .45% and .45% and administration fees would be .15%, .15%, .15%, .15%, .15% and .15%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: (i) 1.27% and 1.38%, respectively, for Investor A Shares; (ii) ____% and ____%, respectively, for Investor B Shares, and (iii) ___% and ___%, respectively, for Investor C Shares.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

         An investor in Investor Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                ONE YEAR       THREE YEARS        FIVE YEARS       TEN YEARS
                                                --------       -----------        ----------       ---------
Money Market
  A Shares                                         $ 9            $27               $ 47             $105
  B Shares (Redemption)*                                                                                 **
  B Shares (No Redemption)                          14             43                 74              136**
  C Shares*
U.S. Treasury Money Market
  A Shares                                           9             27                 47              105
  B Shares (Redemption)*                                                                                 **
  B Shares (No Redemption)                                                                               **
  C Shares*
Municipal Money Market
  A Shares                                           9             27                 47              105
  B Shares (Redemption)*                                                                                 **
  B Shares (No Redemption)                                                                               **
  C Shares*
New Jersey Municipal Money Market
  A Shares                                           9             27                 47              105
  B Shares (Redemption)*                                                                                 **
  B Shares (No Redemption)                                                                               **
  C Shares*
North Carolina Municipal Money Market
  A Shares                                           9             27                 47              105
  B Shares (Redemption)*                                                                                 **
  B Shares (No Redemption)                                                                               **
  C Shares*
Ohio Municipal Money Market
  A Shares                                           9             27                 47              105
  B Shares (Redemption)*                                                                                 **
  B Shares (No Redemption)                                                                               **
  C Shares*
Pennsylvania Municipal Money Market
  A Shares                                           9             27                 47              105
  B Shares (Redemption)*                                                                                 **
  B Shares (No Redemption)                                                                               **
  C Shares*
Virginia Municipal Money Portfolio
  A Shares                                           9             27                 47              105
  B Shares (Redemption)*                                                                                 **
  B Shares (No Redemption)                                                                               **
  C Shares*

 * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares a Portfolio received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Fund. See "What Are the Shareholder Features of the Fund? -- Exchange Privilege."

** Based on the conversion of the Investor B Shares to Investor A Shares after [six] years.

         The foregoing Table and Example are intended to assist investors in understanding the Portfolios' shareholder transaction and estimated operating tables do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?

         The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by [_______________________], the Fund's independent accountants. This financial information should be read together with those financial statements. For the periods shown, the New Jersey Municipal Money Market Portfolio offered only one class of shares to both institutional and retail investors. Further information about the performance of the Portfolios is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS
   (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH
                                    PERIOD)

                             MONEY MARKET PORTFOLIO

                                                                                                                  INVESTOR B
                                                               INVESTOR A SHARES                                    SHARES
                                                               -----------------                                 ------------
                                                                                                                    FOR THE
                                                                                               FOR THE              PERIOD
                                                                                               PERIOD                      (1)
                                                             YEAR              YEAR           1/13/93(1)           --------
                                                             ENDED             ENDED           THROUGH              THROUGH
                                                            9/30/95           9/30/94          9/30/93              9/30/95
                                                            -------           -------          -------              -------
Net asset value at
  beginning of period                                       $  1.00           $  1.00          $  1.00              $  1.00
                                                            -------           -------          -------              -------
  Income from investment
    operations
  Net investment income                                                        0.0308           0.0188
  Net realized gain (loss)
    on investments                                                                 --               --
                                                            -------           -------          -------              -------
         Total from investment
           operations                                                          0.0308           0.0188
                                                            -------           -------          -------              -------
Less distributions
  Distributions from net
    investment income                                                         (0.0308)         (0.0188)
  Distributions from net
    realized capital gains                                                         --               --
                                                            -------           -------          -------             -------
         Total distributions                                                  (0.0308)         (0.0188)
                                                            -------           -------          -------             -------
Net asset value at end
  of period                                                 $  1.00           $  1.00          $  1.00             $  1.00
                                                            =======           =======          =======             =======
Total return                                                       %             3.12%            1.89%                   %
Ratios/Supplemental data
Net assets at end of period
  (in thousands)                                            $                 $ 4,342          $    49             $
Ratios of expenses to average
  net assets
After advisory/administration
  fee waivers                                                      %             0.75%            0.67%(2)                %(2)
Before advisory/administration
  fee waivers                                                      %             1.16%            0.78%(2)                %(2)
Ratios of net investment
  income to average net assets
After advisory/administration
  fee waivers                                                      %             3.39%            2.62%(2)                %(2)
Before advisory/administration
  fee waivers                                                      %             2.98%            2.51%(2)                %(2)


(1)  Commencement of operations.

(2)  Annualized.

          (FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        MUNICIPAL MONEY MARKET PORTFOLIO


                                                                       INVESTOR A SHARES
                                                                       -----------------
                                                                                              FOR THE
                                                                                              PERIOD
                                                             YEAR             YEAR           11/2/92(1)
                                                             ENDED            ENDED           THROUGH
                                                            9/30/95          9/30/94          9/30/93
                                                            -------          -------          -------
Net asset value at
  beginning of period                                       $  1.00          $  1.00          $  1.00
                                                            -------          -------          -------
  Income from investment
    operations
  Net investment income                                                       0.0193           0.0181
  Net realized gain (loss)
    on investments                                                                --               --
                                                            -------          -------          -------
         Total from investment
           operations                                                         0.0193           0.0181
                                                            -------          -------          -------
Less distributions
  Distributions from net
    investment income                                                        (0.0193)         (0.0181)
  Distributions from net
    realized capital gains                                                        --               --
                                                            -------          -------          -------
         Total distributions                                                 (0.0193)         (0.0181)
                                                            -------          -------          -------
Net asset value at end
  of period                                                 $  1.00          $  1.00          $  1.00
                                                            =======          =======          =======
Total return                                                        %           1.95 %           1.83 %
Ratios/Supplemental data
Net assets at end of period
  (in thousands)                                            $                $    41          $    15
Ratios of expenses to average
  net assets
After advisory/administration
  fee waivers                                                       %           0.75 %           0.72 %(2)
Before advisory/administration
  fee waivers                                                       %           1.23 %           0.83 %(2)
Ratios of net investment
  income to average net assets
After advisory/administration
  fee waivers                                                       %           2.05 %           2.23 %(2)
Before advisory/administration
  fee waivers                                                       %           1.58 %           2.12 %(2)


(1)  Commencement of operations.

(2)  Annualized.

          (FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      U.S. TREASURY MONEY MARKET PORTFOLIO



                                                                     INVESTOR A SHARES
                                                                     -----------------
                                                                                              FOR THE
                                                                                               PERIOD
                                                             YEAR             YEAR           1/14/93(1)
                                                            ENDED             ENDED           THROUGH
                                                           9/30/95           9/30/94          9/30/93
                                                           -------           -------          -------
Net asset value at
  beginning of period                                      $  1.00           $  1.00          $  1.00
                                                           -------           -------          -------
  Income from investment
    operations
  Net investment income                                                       0.0309           0.0183
  Net realized gain (loss)
    on investments                                                                --               --
                                                           -------           -------          -------
         Total from investment
           operations                                                         0.0309           0.0183
                                                           -------           -------          -------
Less distributions
  Distributions from net
    investment income                                                        (0.0309)         (0.0183)
  Distributions from net
    realized capital gains                                                        --               --
                                                           -------           -------          -------
         Total distributions                                                 (0.0309)         (0.0183)
                                                           -------           -------          -------
Net asset value at end
  of period                                                $  1.00           $  1.00          $  1.00
                                                           =======           =======          =======
Total return                                                      %             3.11 %           1.85 %
Ratios/Supplemental data
Net assets at end of period
  (in thousands)                                           $                 $ 1,656          $    50
Ratios of expenses to average
  net assets
After advisory/administration
  fee waivers                                                     %             0.75 %           0.65 %(2)
Before advisory/administration
  fee waivers                                                     %             1.20 %           0.78 %(2)
Ratios of net investment
  income to average net assets
After advisory/administration
  fee waivers                                                     %             3.60 %           2.57 %(2)
Before advisory/administration
  fee waivers                                                     %             3.14 %           2.44 %(2)


(1)  Commencement of operations.

(2)  Annualized.

          (FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO




                                                               INVESTOR A SHARES
                                                               -----------------
                                                                             FOR THE
                                                                              PERIOD
                                                             YEAR           10/5/93(1)
                                                            ENDED            THROUGH
                                                           9/30/95           9/30/94
                                                           -------           -------
Net asset value at
  beginning of period                                      $  1.00           $  1.00
                                                           -------           -------
  Income from investment
    operations
  Net investment income                                                       0.0199
  Net realized gain (loss)
    on investments                                                                --
                                                           -------           -------
         Total from investment
           operations                                                         0.0199
                                                           -------           -------
Less distributions
  Distributions from net
    investment income                                                        (0.0199)
  Distributions from net
    realized capital gains                                                        --
                                                           -------           -------
         Total distributions                                                 (0.0199)
                                                           -------           -------
Net asset value at end
  of period                                                $  1.00           $  1.00
                                                           =======           =======
Total return                                                      %             2.01 %
Ratios/Supplemental data
Net assets at end of period
  (in thousands)                                           $                 $    28
Ratios of expenses to average
  net assets
After advisory/administration
  fee waivers                                                     %             0.62 %(2)
Before advisory/administration
  fee waivers                                                     %             1.26 %(2)
Ratios of net investment
  income to average net assets
After advisory/administration
  fee waivers                                                     %             1.94 %(2)
Before advisory/administration
  fee waivers                                                     %             1.30 %(2)


(1)  Commencement of operations.

(2)  Annualized.

          (FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO




                                                               INVESTOR A SHARES
                                                                             FOR THE
                                                                              PERIOD
                                                             YEAR          12/28/93(1)
                                                            ENDED            THROUGH
                                                           9/30/95           9/30/94
                                                           -------           -------
Net asset value at
  beginning of period                                      $  1.00           $  1.00
                                                           -------           -------
  Income from investment
    operations
  Net investment income                                                       0.0153
  Net realized gain (loss)
    on investments                                                                --
                                                           -------           -------
         Total from investment
           operations                                                         0.0153
                                                           -------           -------
Less distributions
  Distributions from net
    investment income                                                        (0.0153)
  Distributions from net
    realized capital gains                                                        --
                                                           -------           -------
         Total distributions                                                 (0.0153)
                                                           -------           -------
Net asset value at end
  of period                                                $  1.00           $  1.00
                                                           =======           =======
Total return                                                      %             1.58 %
Ratios/Supplemental data
Net assets at end of period
  (in thousands)                                           $                 $   139
Ratios of expenses to average
  net assets
After advisory/administration
  fee waivers                                                     %             0.65 %(2)
Before advisory/administration
  fee waivers                                                     %             1.22 %(2)
Ratios of net investment
  income to average net assets
After advisory/administration
  fee waivers                                                     %             2.11 %(2)
Before advisory/administration
  fee waivers                                                     %             1.54 %(2)


(1)  Commencement of operations.

(2)  Annualized.

          (FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)









                                                         NORTH CAROLINA                                      VIRGINIA
                                                    MUNICIPAL MONEY MARKET                             MUNICIPAL MONEY MARKET
                                                           PORTFOLIO                                         PORTFOLIO
                                                    ----------------------                             ----------------------

                                                        INVESTOR A SHARES                               INVESTOR A SHARES
                                                        -----------------                               -----------------
                                                                                                             FOR THE
                                                             FOR THE                                         PERIOD
                                                              PERIOD                                                (1)
                                                            2/14/95(1)                                      --------
                                                             THROUGH                                         THROUGH
                                                             9/30/95                                         9/30/95
                                                             -------                                         -------
Net asset value at
  beginning of period                                         $  1.00                                        $  1.00
                                                              -------                                        -------
  Income from investment
    operations
  Net investment income
  Net realized gain (loss)
    on investments
                                                              -------                                        -------
         Total from investment
           operations
                                                              -------                                        -------
Less distributions
  Distributions from net
    investment income
  Distributions from net
    realized capital gains
                                                              -------                                        -------
         Total distributions
                                                              -------                                        -------
Net asset value at end
  of period                                                   $  1.00                                        $  1.00
                                                              =======                                        =======
Total return                                                           %                                              %
Ratios/Supplemental data
Net assets at end of period
  (in thousands)                                              $                                              $
Ratios of expenses to average
  net assets
After advisory/administration
  fee waivers                                                          %(2)                                            %(2)
Before advisory/administration
  fee waivers                                                          %(2)                                            %(2)
Ratios of net investment
  income to average net assets
After advisory/administration
  fee waivers                                                          %(2)                                            %(2)
Before advisory/administration
  fee waivers                                                          %(2)                                            %(2)


(1)  Commencement of operations.

(2)  Annualized.

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                         NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO+
                                                         --------------------------------------------
                                                    Period
                                                     Ended          Fiscal Year            Fiscal Year
                                                August 31, 1995        Ended                  Ended
                                                  (unaudited)     February 28, 1995      February 28, 1994
                                                ---------------   -----------------      -----------------
 Net asset value at beginning of period                               $   1.00               $   1.00
                                                                      --------               --------
 Income from investment operations
   Net investment income                                                  0.02                   0.02
   Net realized gain (loss) on investments                                  --                     --
                                                                      --------               --------

      Total from investment operations                                    0.02                   0.02
                                                                      --------               --------

 Less distributions
   Distributions from net investment income                              (0.02)                 (0.02)

   Distributions from net realized capital gains                            --                     --
                                                                      --------               --------

      Total distributions                                                (0.02)                 (0.02)
                                                                      --------               --------
 Net asset value at end of period                                     $   1.00               $   1.00
                                                                      ========               ========

 Total return                                                             2.46%                  1.79%

 Ratios/Supplemental data
   Net assets at end of period (in thousands)                         $ 43,610               $ 39,408

   Ratios of expenses to average net assets
      After advisory/administration fee waivers                           0.63%                  0.65%

      Before advisory/administration fee waivers                          0.70%                  0.72%

   Ratios of net investment income to
      average net assets
      After advisory/administration fee waivers                           2.46%                  1.77%

      Before advisory/administration fee waivers                          2.39%                  1.70%



                                                                             For the Period
                                                      Fiscal Year            July 1, 1991(1)
                                                        Ended                     to
                                                   February 28, 1993        February 28, 1992
                                                   -----------------        -----------------
 Net asset value at beginning of period               $   1.00                 $   1.00
                                                      --------                 --------
 Income from investment operations
   Net investment income                                  0.02                     0.02
   Net realized gain (loss) on investments                  --                       --
                                                      --------                 --------

      Total from investment operations                    0.02                     0.02
                                                      --------                 --------

 Less distributions
   Distributions from net investment income              (0.02)                   (0.02)

   Distributions from net realized capital gains            --                       --
                                                      --------                 --------

      Total distributions                                (0.02)                   (0.02)
                                                      --------                 --------
 Net asset value at end of period                     $   1.00                 $   1.00
                                                      ========                 ========

 Total return                                             2.19%                    3.53%(2)

 Ratios/Supplemental data
   Net assets at end of period (in thousands)         $ 38,836                 $ 35,005

   Ratios of expenses to average net assets
      After advisory/administration fee waivers           0.73%                    0.47%(2)

      Before advisory/administration fee waivers          0.76%                    0.62%(2)

   Ratios of net investment income to
      average net assets
      After advisory/administration fee waivers           2.17%                    3.44%(2)

      Before advisory/administration fee waivers          2.14%                    3.29%(2)



+ The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Money Market Fund, a separate investment portfolio (the "Predecessor Portfolio") of The Compass Capital Group, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

(1)        Commencement of operations.

(2)        Annualized.

                            WHAT ARE THE PORTFOLIOS?

                             MONEY MARKET PORTFOLIO

         The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:

         (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("Duff"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

         (C) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

         (D) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (E) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (F) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (G) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (H) securities issued or guaranteed by state or local governmental bodies; and

         (I)     repurchase agreements relating to the above instruments.

                      U.S. TREASURY MONEY MARKET PORTFOLIO

         The investment objective of the U.S. Treasury Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

                              MUNICIPAL PORTFOLIOS

         The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

         The investment objective of the New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio and (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specified state in which a Portfolio concentrates, as is consistent with maintaining liquidity and stability of principal.

         The Municipal Money Market Portfolio and the State-Specific Municipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

         (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

         (D) unrated notes, paper or other instruments that are of comparable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trustees; and

         (E) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

         During normal market conditions, at least 80% of each Municipal Portfolio's net assets will be invested in securities which are Municipal Obligations. In addition, under normal conditions, the Municipal Money Market Portfolio intends to invest less than 25% of its total assets in Municipal Obligations of issuers located in the same state. Each State-Specific Municipal Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). During temporary defensive periods, however, each Municipal Portfolio may invest without limitation in obligations that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

         Each State-Specific Portfolio may invest without limitation in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper"). The Municipal Money Market Portfolio may invest up to 20% of its total assets in AMT Paper when added together with any taxable investments held by the Portfolio. Interest on AMT

Paper that is received by taxpayers subject to the Federal alternative minimum tax is taxable.

         Each Municipal Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

                     QUALITY, MATURITY AND DIVERSIFICATION

         All securities acquired by the Portfolios will be determined at the time of purchase by the Portfolios' sub- adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

         Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days.
In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

         The Money Market, U.S. Treasury Money Market and Municipal Money Market Portfolios are classified as diversified portfolios, and the State Specific Municipal Portfolios are classified as non-diversified portfolios, under the Investment Company Act of 1940 (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

         Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

         U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

         Each Municipal Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specific Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. Each Municipal Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Municipal Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

         The Municipal Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participation, beneficial interests in trusts and partnership interests.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

         MORTGAGE-RELATED SECURITIES. Each Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mortgage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. The average life of mortgage-related securities is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, a mortgage-related security's stated maturity may be shortened and, therefore, it may be difficult to predict precisely the security's total return to the particular Portfolio. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the particular Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio.

         REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Portfolio on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market

Portfolio does not expect to invest more than 5% of its net asset in GICs at any time during the current fiscal year.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

         INVESTMENT COMPANIES. In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

         UNINVESTED CASH RESERVES. Each Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, GICs, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% limit. Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that particular security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         STATE-SPECIFIC MUNICIPAL PORTFOLIOS - ADDITIONAL RISK CONSIDERATIONS. The concentration of investments by the State-Specific Municipal Portfolios in State-Specific Obligations raises special investment considerations. Changes in the economic condition and governmental policies of a state and its political subdivisions could adversely the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Consideration Regarding State Specific Obligations" in the Statement of Additional Information.

         Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the national figure of 5.5%. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio Municipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

         Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities.

         North Carolina. Growth of North Carolina tax revenues slowed considerably during fiscal 1990-92 requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in the timing of certain collections and payments, and other short-term budget adjustments, that were needed to comply with North Carolina's constitutional mandate for a balanced budget. Fiscal years 1993 and 1994, however, ended with a positive General Fund balance of approximately $500 million each year on a budgetary basis. By law, 25% of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve" (subject to a maximum reserve of 5% of the preceding fiscal year's operating appropriation). An additional portion of such positive fund balance was reserved in the General Fund as part of a "Reserve for Repair and Renovation of State Facilities," leaving the remaining unrestricted fund balance at the end of each such year available for future appropriations.

         Virginia. Because of Virginia's proximity to Washington, D.C. and the concentration of military installations in Northern Virginia and the Tidewater area, Federal government spending is an important factor in Virginia's economy. The Federal government has a greater impact on Virginia relative to its size than any other state except Alaska and Hawaii. While Federal employment in 1992 accounted for 10.0% of Virginia's personal income (compared with a national average of 3.3% in that year), it ranked behind services (19.7%), wholesale and retail trade (10.6%) and manufacturing (10.5%). The Commonwealth experienced a decrease in its General Fund balances from fiscal 1989 to fiscal 1990 and again from fiscal 1990 to fiscal 1991, reflecting the effects of a nationwide recession and increasing expenditures. General Fund balances have increased since fiscal 1991. In fiscal 1994, revenues increased 6.0% from the previous year, while total expenditures increased by 4.5%. Revenues exceeded expenditures by $731.2 million, an increase of 20% over fiscal 1993.

         New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.


          WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?

         A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

         (1) purchase securities (except U.S. Government securities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Money Market Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods;

         (3) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments; and

         (4) in the case of each Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or, for each State-Specific Municipal Portfolio, in AMT Paper, except during defensive periods or during periods of unusual market conditions.

         Restriction 1 does not apply to the State-Specific Municipal Portfolios. Instead, as a non-fundamental investment restriction, each State-Specific Municipal Portfolio will not hold any securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities and related repurchase agreements).

         In accordance with current SEC regulations, the Money Market Portfolio intends, as a non-fundamental policy, to limit its investments in the securities of any single issuer (other than U.S. Government securities and related repurchase agreement) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days. The Money Market Portfolio will also limit its investments in Eligible Securities that are not in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

         The investment limitations stated above are applied at the time investment securities are purchased.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. Should the Fund determine that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.


                             WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the names of the trustees and certain background information.

INVESTMENT ADVISER AND SUB-ADVISER

         PNC Asset Management Group, Inc. ("PAMG"), an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the investment adviser for the Portfolios. PAMG has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PAMG, serves as each Portfolio's sub-adviser. PIMC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank Corp. is a multi-bank holding company.

         As adviser, PAMG is responsible for the overall investment management of the Portfolios. As sub-adviser, PIMC is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. PIMC also provides research and credit analysis. Portfolio transactions for a Portfolio may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

         For their investment advisory and sub-advisory services service, PAMG and PIMC are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by PAMG, and do not represent an extra charge to the Portfolios.

                                                   MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH PORTFOLIO
                                                   ------------------------------------------------------

                                                      INVESTMENT                         SUB-ADVISORY
                                                      ADVISORY FEE                           FEE
                                                      ------------                      -------------
AVERAGE DAILY NET ASSETS
------------------------

first $1 billion                                           .45 %                           .40 %
$1 billion--$2 billion                                     .40                             .35
$2 billion--$3 billion                                     .375                            .325
greater than $3 billion                                    .35                             .30

         For more information about the advisory fees the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolios?" For the fiscal year ended September 30, 1995, the Portfolios paid investment advisory fees at the following annual rates after voluntary fee waivers: Money Market Portfolio ____; U.S. Treasury Money Market Portfolio ____; Municipal Money Market Portfolio ____; Ohio Municipal Money Market Portfolio ____; Pennsylvania Municipal Money Market Portfolio ____; North Carolina Municipal Money Market Portfolio ____; and Virginia Municipal Money Market Portfolio
____.   For the fiscal year ended February 28, 1995, the Predecessor New Jersey
Municipal Money Market Portfolio paid investment advisory fees, after voluntary fee waivers, to Midlantic Bank, N.A., its former adviser, pursuant to the advisory agreement then in effect, at the annual rate of _____ of average daily net assets (such fee would have been .40% of average daily net assets without voluntary fee waivers).

ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC"), and Provident Distributors, Inc. ("PDI") (the "Administrators"), serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCo is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .15% of the first $500 million of each Portfolio's average daily net assets, .13% of the next $500 million of each Portfolio's average daily net assets, .11% of the next $1 billion of each Portfolio's average daily net assets and .10% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

         For information about the operating expenses the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolio?"

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Portfolios' custodian and PFPC serves as their transfer agent and dividend disbursing agent.

DISTRIBUTION AND SERVICE PLAN

         Under the Fund's Distribution and Service Plan, Investor Shares of the Portfolios bear the expense of payments ("distribution fees") made to PDI, as the Fund's distributor (the "Distributor") or affiliates of PNC Bank for distribution and sales support services. The distribution fees will be used primarily to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organizations") for sales support services and related expenses. Distribution fees payable under the Plan will not exceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares and .75% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor B Shares and Investor C Shares.

         Under the Plan, the Fund intends to enter into service agreements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations will provided general shareholder liaison services. In consideration for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations will provide sub-accounting and sub-transfer agency services.

                           HOW ARE SHARES PURCHASED?

GENERAL

         Initial and subsequent purchase orders may be placed through securities brokers, dealers or financial institutions ("brokers"), or the Transfer Agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the Transfer Agent.

         The minimum investment for the initial purchase of Shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub- advisers, distributor or transfer agent or employees of their affiliates is $100.

         When placing purchase orders, investors should specify whether the order is for Investor A, Investor B or Investor C Shares of a Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Investor A Shares.

PURCHASES THROUGH BROKERS

         Shares may be purchased through brokers which have entered into dealer agreements with the Distributor.

         It is the responsibility of brokers to transmit orders for purchases by their customers and for the broker to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

PURCHASES THROUGH THE TRANSFER AGENT

         Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the Transfer Agent, together with a check in at least the minimum initial purchase amount payable to the Compass Capital Funds. An Account Application Form may be obtained by calling [number]. The name of the Portfolio for which Shares are purchased must also appear on the check or [Federal Reserve Draft.] Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, the name of the account registration, and the shareholder account number. Before wiring any funds, however, an investor must call the Portfolios at 1-800-438-5789 in order to confirm the wire instructions.

OTHER PURCHASE INFORMATION

         Purchase orders for shares of each Portfolio except the U.S. Treasury Money Market Portfolio that are received before noon will be executed at noon. If payment for such orders is not received by 4:00 p.m., the order will be cancelled and notice thereof will be given to the institution placing the order. Orders received after 12:00 noon will not be accepted. The Fund may in its discretion reject any order for shares.

         Purchase orders for Shares of the U.S. Treasury Money Market Portfolio that are received before noon will be executed at noon; purchase orders for Shares of the U.S. Treasury Money Market Portfolio that are received after noon but before 4:00 p.m. will be executed at 4:00 p.m. If payment for such orders is not received by 4:00 p.m., the order will be cancelled and notice thereof will be given to the institution placing the order. Orders will not be accepted after 4:00 p.m. Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon. The Fund may in its discretion reject any order for Shares.

         Investor B Shares and Investor C Shares of the Portfolios are available only to the holders of Investor B Shares or Investor C Shares in the Fund's non-money market portfolios who wish to exchange their Shares in such
portfolios for Shares in a Portfolio described in this Prospectus.  [   ] years
after the date of purchase of the exchanged Investor B Shares, Investor B Shares of a Portfolio will automatically convert to Investor A Shares. The purpose of the conversion is to relieve the holders of Investor B Shares of the higher operating expenses charged to Investor B Shares. The conversion from Investor B Shares to Investor A Shares will take place at the net asset value of each class of Shares at the time of the conversion. Upon such conversion, an investor would hold Investor A Shares subject to the operating expenses for Investor A Shares discussed below. Upon each conversion of Investor B Shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Investor B Shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Investor A Shares.

         Shares of each Portfolio are sold on a continuous basis by the Distributor. The Distributor maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the Fund. Certificates are not issued for fractional shares. Certificates for Investor A Shares will be issued only upon request. No certificates will be issued for Investor B or Investor C Shares. Payments for Shares of a Portfolio may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order or to waive the minimum initial investment requirement.


                            HOW ARE SHARES REDEEMED?

REDEMPTION

         Shareholders may redeem for cash some or all of their Shares at any time. A written redemption request in proper form must be sent directly to the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware
19899-8907. Except for the contingent deferred sales charge that may be charged with respect to Investor B and Investor C Shares, there is no charge for a redemption. See "What Are the Shareholder Features of the Fund (Exchange Privilege)?". Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

         WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES, INVESTOR B SHARES OR INVESTOR C SHARES. If a redeeming shareholder owns both Investor A and Investor B Shares or Investor C Shares in the same Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise.

         Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

         REDEMPTION BY CHECK. Upon request, the Fund will provide the holders of Investor A Shares with checkwriting privileges. An investor wishing to use this checkwriting redemption procedure must complete the checkwriting application and signature card when completing the account application. Investors interested in obtaining the checkwriting option on existing accounts may contact the Fund's transfer agent at (800) 441-7762 and application forms will be provided. The checkwriting option is not available in connection with the redemption of Investor B or Investor C Shares.

         Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor.

         The minimum amount of a check is $100. Checks may be made payable to anyone and are negotiated according to bank clearing procedures. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit checkwriting by a limited number of signatures and such election is on file with PFPC.

         Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The bank, as the investor's agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check.

         When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred.

         Checks may not be presented for cash payments at the offices of the bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

EXPEDITED REDEMPTIONS

         If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at [P.O. Box 8907, Wilmington, DE 19899-8907].

         The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine.

ACCOUNTS WITH LOW BALANCES

         The Fund reserves the right to redeem a shareholder's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the minimum initial investment requirement amount as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         The redemption price for Shares is the net asset value per share of the Portfolio next determined after the request for redemption is received in proper form by the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. While the Fund intends to use its best efforts to maintain each Portfolio's net asset value per share at $1.00, the proceeds paid on redemption may be more or less than the amount invested depending on a Share's net asset value at the time of redemption. Proceeds from the redemption of Investor B and Investor C Shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed Shares is normally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.


                 WHAT ARE THE SHAREHOLDER FEATURES OF THE FUND?

         The COMPASS CAPITAL FUNDS offer shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

         Additional information on each of these features is available through our transfer agent at (800) xxx-xxxx.

EXCHANGE PRIVILEGE

         Investor A, B and C Shares of each Portfolio may be exchanged for shares of the same Class of other portfolios of the Fund, based on their respective net asset values, subject to any applicable sales charge.

         Unless an exception applies, a front-end sales charge will be charged in connection with exchanges for Investor A Shares of the Fund's non-money market investment portfolios. Investor B Shares of the Portfolios are only exchangeable for Investor B Shares of the Fund's non-money market investment portfolios, and Investor C Shares of the Portfolios are only exchangeable for Investor C Shares of the Fund's non-money market investment portfolios. Investor B and Investor C Shares are exchangeable without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange. No exchange fee is imposed by the Fund.

         Investor A Shares of a money market portfolio of the Fund that were
(1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

         The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

         A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

         If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. In order to participate in the automatic investment program or establish a systematic withdrawal plan for the new account, however, an exchanging shareholder must file a specific written request.

         Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. Brokers may charge a fee for handing exchanges.

         The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

         The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Exchange orders may also be sent by mail to the shareholder's broker or to the Transfer Agent at the address set forth in [heading].

AUTOMATIC INVESTMENT PLAN ("AIP")

         An investor in Shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS

         Portfolio Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

         The Portfolios offer a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form.

         Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends and distributions automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved, and, therefore, is discouraged. Investor B and Investor C Shares, if any, that are redeemed in connection with the SWP are still subject to the applicable CDSC.


                       HOW IS NET ASSET VALUE CALCULATED?

         Net asset value is calculated separately for each class of Investor Shares as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to a particular class of Shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

         Each Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of Additional Information under "Valuation of Shares." A Portfolio may use a pricing service, bank or broker/dealer to value its securities.


       HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio in which they invest. Each Portfolio's net income is declared daily as a dividend (i) to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading hours on the NYSE on days on which net asset value is determined, or (ii) to shareholders of record immediately prior to 4:00 p.m. (Eastern Time) on days on which there is no determination of net asset value. Consequently, shareholders whose purchase orders are executed at 12:00 noon (Eastern Time) receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day. Because purchase orders for the U.S. Treasury Money Market Portfolio are executed at 12:00 noon and at 4:00 p.m., shareholders whose purchase orders are executed at 4:00 p.m. will receive a dividend for that day.

         Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

         Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.


                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds Investor Shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

         Each Municipal Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns for informational purposes and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds generally will constitute an item of tax preference for taxpayers in determining alternative minimum tax liability. Second, all "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

         Each Municipal Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distributions from net investment income during that year, and may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record as of a specified date in those months will be deemed to have been received by the shareholders on December 31, if the dividends are paid during the following January.

         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

         OHIO TAXES. Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio to the extent that such distributions consist of interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivisions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Municipal Money Market Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends or consist of interest on Ohio Municipal Obligations or U.S. Obligations. However, shares of the Ohio Municipal Money Market Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions consisting of gain on the sale, exchange or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

         PENNSYLVANIA TAXES. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest is not taxable to individuals, estates or trusts under the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Philadelphia School District New Income Tax ("School District Tax"). Income received by a shareholder attributable to gain on the sale or other disposition by the Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Portfolio for more than six months, the School District Tax.

         This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, and interest and gain earned by the Portfolio, is subject to, or included in the measure of, special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax.)

         Shareholders of the Pennsylvania Municipal Money Market Portfolio are not subject to any of the personal property taxes currently in effect in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania State-Specific Obligations. The taxes referred to include the County Personal Property Tax.

         NORTH CAROLINA TAXES. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

         Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

         VIRGINIA TAXES. Subject to the provisions discussed below, dividends paid to shareholders by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from the Virginia income tax. Dividends paid to shareholders by the Portfolio and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

         Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

         As a regulated investment company, the Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax.

         When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

         NEW JERSEY TAXES. It is anticipated that substantially all dividends paid by the New Jersey Municipal Money Market Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Municipal Money Market Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.


                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January __, 1996 the Fund changed its name from The PNC Fund to Compass Capital Funds. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in twenty-eight investment portfolios. Each portfolio offers [five] separate classes of shares -- Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares. This prospectus relates only to Investor Shares of the eight money market funds described herein.

         Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the

Fund's Distribution and Service Plan. Because of these "class expenses", the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Service and Investor share classes, contact [name and number].

         Each share of a Portfolio has a par value of $.001, represents an equal proportionate interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January __, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.


                         HOW IS PERFORMANCE CALCULATED?

         From time to time each Portfolio may advertise its "yield" and "effective yield" for each class of Investor Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in a particular class of a Portfolio's Investor Shares over a seven-day period.
This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class of a Portfolio's Investor Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A Municipal Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for a particular class of Investor Shares.

         The performance of each class of Investor Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indexes, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of a particular class of Investor Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published by nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a particular class of Investor Shares of a Portfolio.

         Performance quotations for Shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolios' investment adviser or other institutions directly to their customers' accounts in connection with investments in the Portfolios will not be included in the Portfolios' calculations of yield and performance.


                        HOW CAN I GET MORE INFORMATION?

         We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

         In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

         By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:

         For Performance and Portfolio Management Questions dial (800) compass

         For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx.

         For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx.

         Information is also available on the World Wide Web through the Internet.

         Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing COMPASSFUNDS.COM.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   THE MONEY
                                     MARKET
                                   PORTFOLIOS

                                    INVESTOR
                                     SHARES


PROSPECTUS


MONEY
MARKET PORTFOLIO


U.S. TREASURY
MONEY MARKET PORTFOLIO


MUNICIPAL
MONEY MARKET PORTFOLIO


NEW JERSEY MUNICIPAL
MONEY MARKET PORTFOLIO


NORTH CAROLINA MUNICIPAL
MONEY MARKET PORTFOLIO


OHIO MUNICIPAL
MONEY MARKET PORTFOLIO


PENNSYLVANIA MUNICIPAL
MONEY MARKET PORTFOLIO


VIRGINIA MUNICIPAL
MONEY MARKET PORTFOLIO





JANUARY __, 1996

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
              (INSTITUTIONAL SHARES OF THE SHORT GOVERNMENT BOND
           PORTFOLIO, INTERMEDIATE GOVERNMENT PORTFOLIO, INTERMEDIATE
     BOND PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, MANAGED INCOME PORTFOLIO, INTERNATIONAL BOND PORTFOLIO, TAX-FREE INCOME PORTFOLIO, PENNSYLVANIA
         TAX-FREE INCOME PORTFOLIO AND OHIO TAX-FREE INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------
         PART A                                                                      PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          What Are The Expenses Of  The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; What Are The Portfolios?; What
                                                                                     Additional Investment Policies Apply?; What Are
                                                                                     The Portfolios' Fundamental Investment
                                                                                     Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          How Frequently Are Dividends And Distributions
                                                                                     Made To Investors?; How Are Fund Distributions
                                                                                     Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          How Are Shares Purchased And Redeemed?; How Is
                                                                                     Net Asset Value Calculated?; How Is The Fund
                                                                                     Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

                              THE BOND PORTFOLIOS
                              INSTITUTIONAL SHARES

         The Compass Capital Funds(R) (the "Fund") consists of [twenty-eight] investment portfolios. This Prospectus describes the Institutional Shares of nine of those portfolios ("Portfolios"):


                 .  Short Government Bond Portfolio  .
                 .  Intermediate Government Portfolio  .
                 .  Intermediate Bond Portfolio  .
                 .  Government Income Portfolio  .
                 .  Managed Income Portfolio  .
                 .  International Bond Portfolio  .
                 .  Tax-Free Income Portfolio  .
                 .  Pennsylvania Tax-Free Income Portfolio  .
                 .  Ohio Tax-Free Income Portfolio  .

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January ___, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) ________. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

         SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.


PROSPECTUS                                                    January ___, 1996

INTRODUCING THE BOND PORTFOLIOS OF THE COMPASS CAPITAL FUNDS:

The Bond Portfolios of the COMPASS CAPITAL FUNDS consist of eleven investment products, nine of which are described in this Prospectus, that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Seven of these Portfolios invest in taxable bonds, and four of these Portfolios invest in tax-exempt bonds. A detailed description of each Portfolio appears on pages ____.


COMPASS CAPITAL FUND              PERFORMANCE BENCHMARK                              LIPPER PEER GROUP
--------------------              ---------------------                              -----------------
Short Gov't                       Merrill 1-3 Year Treasury Index                    Short U.S. Government
Intermediate Gov't                Lehman Brothers Intermediate Gov't                 Intermediate U.S. Gov't
Intermediate Bond                 Lehman Brothers Intermediate                       Intermediate Gov't/Corp
                                  Gov't/Corp
Gov't Income                      Lehman Mortgage/10 Year Treasury                   General U.S. Gov't
Managed Income                    Salomon BIG                                        Corporate Debt A-Rated
International Bond                Salomon Non-U.S. Hedged Government                 General World Income
                                  Bond Index
Tax-Free                          Lehman Municipal Bond Index                        General Municipal Debt
PA Tax-Free                       Lehman Local GO Index                              PA Municipal Debt
OH Tax Free                       Lehman Local GO Index                              OH Municipal Debt

         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management, Inc. ("BlackRock") serves as sub-adviser to each Portfolio except the International Bond Portfolio, which is sub-advised by Morgan Grenfell Investment Services Limited ("Morgan Grenfell").

UNDERSTANDING THE COMPASS CAPITAL BONDS FUNDS:
This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in fixed income investing.

CONSIDERING THE RISKS IN BOND INVESTING

         There can be no assurance that any mutual fund will achieve its investment objective. Some or all of the Portfolios may purchase mortgage-related securities, asset-backed, foreign and illiquid securities; enter into repurchase and reverse repurchase agreements and engage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and options. Each state-specific tax-free Portfolio concentrates in the securities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of Securities than the other Portfolios, which are considered diversified. See "What Additional Investment Policies Apply?"

ASKING THE KEY QUESTIONS

                                                                    Page
                                                                    ----
What Are the Expenses of the Portfolios?  . . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . . .
What Are the Differences Among the Portfolios?  . . . . . . . . . .
What Types of Securities Are in the Portfolios? . . . . . . . . . .
What Are the Portfolios' Fundamental Limitations? . . . . . . . . .
What Additional Investment Policies Apply?  . . . . . . . . . . . .
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . . .
How Are Shares Purchased and Redeemed?  . . . . . . . . . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors? .
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . . .

                                 [END OF PAGE]

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

         Below is a summary of the annual operating expenses expected to be incurred by the Portfolios' Institutional Shares for the current fiscal year ending September 30, 1996. An example based on the summary is also shown.


                                                  SHORT                          INTERMEDIATE
                                               GOVERNMENT                         GOVERNMENT                   INTERMEDIATE BOND
                                                PORTFOLIO                          PORTFOLIO                       PORTFOLIO
                                     ---------------------------------  ---------------------------------    ---------------------
ANNUAL FUND OPERATING EXPENSES
  for Institutional Shares After
  Fee Waivers As a
  Percentage of Daily Net
  Assets
Advisory fees(1)                                    .30%                               .30%                              .30%
Other operating expenses                            .25                                .25                               .25
                                                    ---                                ---                               ---
  Administration fees(1)                            .15                                .13                               .13
  Other expenses(1)                                 .10                                .10                               .12
                                                    ---                               ----                               ---
Total Portfolio operating expenses                  .55%                               .55%                              .55%
                                                    ===                               ====                               ====


(1) Without waivers, advisory fees would be .50%, .50% and .50% and administration fees would be .23%, .23% and .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be .83%, .83% and .85%, respectively.

                                                                               GOVERNMENT INCOME                   MANAGED INCOME
                                                                                   PORTFOLIO                          PORTFOLIO
                                                                                   ---------                          ---------
ANNUAL FUND OPERATING EXPENSES
  for Institutional Shares After
  Fee Waivers As a
  Percentage of Daily Net
  Assets
Advisory fees(1)                                                                        .30%                              .35%
Other operating expenses                                                                .25                               .23
                                                                                      -----                              ----
  Administration fees(1)                                                                .15                               .12
  Other expenses(1)                                                                     .10                               .11
                                                                                      -----                               ---
Total Portfolio operating expenses                                                      .55%                              .58%
                                                                                       ====                             =====


(1) Without waivers, advisory fees would be .52%, and .50% and administration fees would be .23% and .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be .83% and .84%, respectively.

                                                                                                                   PENNSYLVANIA
                                            INTERNATIONAL BOND                  TAX-FREE INCOME                   TAX-FREE INCOME
                                                PORTFOLIO                          PORTFOLIO                         PORTFOLIO
                                     ---------------------------------  ---------------------------------     ---------------------
ANNUAL FUND OPERATING EXPENSES
  FOR INSTITUTIONAL SHARES AFTER
  FEE WAIVERS AS A
  PERCENTAGE OF DAILY NET
  ASSETS
Advisory fees(1)                                    .55%                              .30%                               .30%
Other operating expenses                            .43                               .25                                .25
                                                    ----                              ---                                ----
  Administration fees(1)                            .15                               .13                                .13
  Other expenses(1)                                 .28                               .12                                .12
                                                    ----                              ----                               ----
Total Portfolio operating expenses                  .98%                              .55%                               .55%
                                                    ====                              ====                               ====


(1) Without waivers, advisory fees would be .55%, .50% and .50% and administration fees would be .23%, .23% and .23%, respectively. [In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfolio by the adviser.] PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be 1.06%, .85% and .85%, respectively.

                                                                                     OHIO
                                                                                TAX-FREE INCOME
                                                                                   PORTFOLIO
                                                                        ---------------------------------
ANNUAL FUND OPERATING
  Expenses for Institutional
  Shares After Fee Waivers
  As a Percentage of Daily
  Net Assets
Advisory Fees(1)                                                                        .30%
Other operating expenses                                                                .25
                                                                                      -----
  Administration fees(1)                                                                .10
  Other expenses(1)                                                                     .15
                                                                                      -----
Total Portfolio operating expenses                                                      .55%
                                                                               ============

(1) Without waivers, advisory fees would be .50% and administration fees would be .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be .88%.

EXAMPLE

         An investor in Institutional Shares would pay the following expenses on a $1,000 investment in Shares of each of the Portfolios, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                   ONE YEAR      THREE YEARS    FIVE YEARS      TEN YEARS
                                                   --------      -----------    ----------      ---------
Short Government Bond Portfolio                       $6            $18             $31            $69

Intermediate Government Portfolio                      6             18              31             69

Intermediate Bond Portfolio                            6             18              31             69

Government Income Portfolio                            6             18              31             69

Managed Income Portfolio                               6              9              32             73

International Bond                                    10             31               -              -

Tax-Free Income Portfolio                              6             18              31             69

Pennsylvania Tax-Free Income Portfolio                 6             18              31             69

Ohio Tax-Free Income Portfolio                         6             18              31             69


         The foregoing Expense Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. The tables do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?

         The following financial information has been derived from the financial statements incorporated by reference in the Statement of Additional
Information and has been audited by [                    ], the Fund's
independent accountants. This financial information should be read together with those financial statements. For the periods shown, the Short U.S. Government Bond Portfolio offered only one class of shares to institutional investors, and the International Bond Portfolio offered one class of shares to both institutional and retail investors. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual reports may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     THE SHORT GOVERNMENT BOND PORTFOLIO+

                                                             YEAR                  YEAR           JULY 17, 1992(*)
                                                             ENDED                ENDED                THROUGH
                                                         JUNE 30, 1995        JUNE 30, 1994         JUNE 30, 1993
                                                         -------------        -------------         -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . . . . . .       $ 9.71                $ 9.96            $10.00
                                                              ------                ------            ------
  Net investment income (net of $.014,
    $.011 and $.005 respectively, of
    interest expense)(**) . . . . . . . . . . . . . . .         0.58                  0.48              0.51
  Net realized and unrealized loss on
    investments . . . . . . . . . . . . . . . . . . . .         0.13                 (0.25)            (0.06)
                                                              ------                ------            ------
Net increase from investment
  operations  . . . . . . . . . . . . . . . . . . . . .         0.71                  0.23              0.45
                                                              ------                ------            ------
Dividends from net investment income  . . . . . . . . .        (0.58)                (0.48)            (0.49)
Distributions from net realized capital
  gains . . . . . . . . . . . . . . . . . . . . . . . .        (0.01)                  ---               ---
                                                              ------                ------            ------
  Total dividends and distributions . . . . . . . . . .        (0.59)                (0.48)            (0.49)
                                                              ------                ------            ------
Net asset value, end of period  . . . . . . . . . . . .       $ 9.83                $ 9.71            $ 9.96
                                                              ======                ======            ======

TOTAL INVESTMENT RETURN(***)  . . . . . . . . . . . . .         6.99%                 2.33%             4.63%

RATIOS TO AVERAGE NET ASSETS:
Expenses(**) . . . . . . . . . . .  . . . . . . . . . .         0.57%                 0.57%             0.56%(****)
Net investment income(**) . . . . . . . . . . . . . . .         6.08%                 4.70%             5.32%(****)

SUPPLEMENTAL DATA:
Average net assets (in thousands) . . . . . . . . . . .      $34,236               $36,686           $67,540
Portfolio turnover  . . . . . . . . . . . . . . . . . .          586%                  455%              513%
Net assets, end of period (in thousands)  . . . . . . .      $44,486               $31,265           $51,611

--------------------------------------------------------------------------------

+ This Portfolio commenced operations on July 17, 1992 as the Short Duration Portfolio, a separate investment portfolio (the "Predecessor Short Government Bond Portfolio") of The BFM Institutional Trust
         Inc., which was organized as a Maryland business corporation. On January __, 1996, the assets and liabilities of the Predecessor Short Government Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio investment maintained by the Fund.
(*)      Commencement of investment operations.
(**) The investment adviser of the Predecessor Short Government Bond Portfolio waived fees amounting to $102,707 and $110,232 and reimbursed expenses amounting to $61,195 and $55,582, for the periods ended June 30, 1995 and June 30, 1994, respectively. For the period July 17, 1992 through June 30, 1993, the administrator of the Predecessor Short Bond Portfolio waived fees amounting to $64,580. If all expenses had been borne, the expense ratios would have been 1.05%, 1.02% and 0.66% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income ratios would have been 5.60%, 4.25% and 5.22% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income on a per share basis would have been $0.53, $0.43 and $0.49 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively.
(***) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.
(****)   Annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      INTERMEDIATE GOVERNMENT PORTFOLIO

                                                                                                           FOR THE
                                                                                                           PERIOD
                                                               YEAR            YEAR           YEAR         4/20/92(1)
                                                               ENDED          ENDED           ENDED        THROUGH
                                                              9/30/95        9/30/94         9/30/93       9/30/92
                                                              -------        -------         -------       -------
Net asset value at beginning of
  period                                                                      $  10.60        $  10.46      $  10.00
                                                                              --------        --------      --------
Income from investment operations
  Net investment income                                                           0.55            0.54          0.24
  Net gain (loss) on investments
    (both realized and unrealized)                                               (0.86)           0.16          0.46
                                                                              --------        --------      --------
         Total from investment operations                                        (0.31)           0.70          0.70
                                                                              --------        --------      --------
Less distributions
  Distributions from net investment
    income                                                                       (0.55)          (0.54)        (0.24)
  Distributions from net realized
    capital gains                                                                (0.10)          (0.02)           --
                                                                              --------        --------      --------
         Total distributions                                                     (0.65)          (0.56)        (0.24)
                                                                              --------        --------      --------
Net asset value at end of period                                              $   9.64        $  10.60      $  10.46
                                                                              ========        ========      ========
Total return                                                                     (3.08)%          6.88%         7.14%
Ratios/Supplemental data
  Net assets at end of period
   (in thousands)                                                             $128,974        $137,065      $105,620
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                                 0.40%           0.73%         0.80%(2)
    Before advisory/administration
      fee waivers                                                                 0.80%           0.81%         0.80%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                                 5.48%           5.23%         5.28%(2)
    Before advisory/administration
      fee waivers                                                                 5.08%           5.15%         5.28%(2)
Portfolio turnover rate                                                              9%             80%           38%

(1)  Commencement of operations.
(2)  Annualized.

                             FINANCIAL HIGHLIGHTS
       (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERMEDIATE BOND PORTFOLIO

                                                                                                   FOR THE
                                                                                                    PERIOD
                                                               YEAR                YEAR            9/17/93(1)
                                                               ENDED              ENDED            THROUGH
                                                              9/30/95            9/30/94           9/30/93
                                                              -------            -------           -------
Net asset value at beginning
  of period                                                                       $ 10.01           $ 10.00
                                                                                  -------           -------
Income from investment
  operations
  Net investment income                                                              0.54              0.02
  Net gain (loss) on
    investments (both
    realized and unrealized)                                                       (0.88)            (0.01)
                                                                                  -------           -------
         Total from investment
           operations                                                              (0.34)              0.01
                                                                                  -------           -------
Less distributions
  Distributions from net
    investment income                                                              (0.56)                --
  Distributions from net
    realized capital gains                                                         (0.06)                --
                                                                                  -------           -------
         Total distributions                                                       (0.62)                --
                                                                                  -------           -------
Net asset value at end of
  period                                                                          $  9.05           $ 10.01
                                                                                  =======           =======
Total return                                                                       (3.52)%             0.10%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                $71,896           $56,713
  Ratios of expenses to
    average net assets
    After advisory/administration fee
      waivers                                                                        0.45%             0.45%(2)
    Before advisory/administration fee
      waivers                                                                        0.88%             0.84%(2)
  Ratios of net investment
    income to average net
      assets
    After advisory/administration
      fee waivers                                                                    5.54%             4.72%(2)
    Before advisory/administration
      fee waivers                                                                    5.11%             4.33%(2)
Portfolio turnover rate                                                                92%                4%

(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
                          (FOR AN INSTITUTIONAL SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 GOVERNMENT INCOME PORTFOLIO
                                                 ---------------------------
                                                           FOR THE
                                                            PERIOD
                                                          12/__/94(1)
                                                           THROUGH
                                                           9/30/95
                                                           -------
Net asset value at beginning
  of period
Income from investment
  operations
  Net investment income
  Net gain (loss) on
    investments (both
    realized and unrealized)
         Total from investment
           operations
Less distributions
  Distributions from net
    investment income
  Distribution in excess
    of net investment income
  Distributions from net
    realized capital gains
  Distributions in excess
    of net realized gains
         Total distributions
Net asset value at end
  of period
Total return
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)
  Ratios of expenses to
    average net assets
  After advisory/
   administration fee waivers
  Before advisory/
   administration fee waivers
  Ratios of net investment
    income to average net
    assets
  After advisory/
   administration fee waivers
  Before advisory/
   administration fee waivers
  Portfolio turnover rate

(1)  Commencement of operations.
(2)  Annualized.

                             FINANCIAL HIGHLIGHTS
       (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           MANAGED INCOME PORTFOLIO

                                                                                                                FOR THE
                                                                                                                 PERIOD
                                           YEAR          YEAR          YEAR          YEAR          YEAR         11/1/89(1)
                                           ENDED         ENDED         ENDED         ENDED         ENDED         THROUGH
                                          9/30/95       9/30/94       9/30/93       9/30/92       9/30/91        9/30/90
                                          -------       -------       -------       -------       -------        -------
Net asset value at
  beginning of period                                   $  11.17      $  10.74      $  10.26       $  9.70      $ 10.00
                                                        --------      --------      --------       -------      -------
Income from investment
  operations
  Net investment income                                     0.64          0.67          0.69          0.74         0.66
  Net gain (loss) on
    investments (both
    realized and unrealized)                               (1.21)         0.56          0.48          0.63        (0.29)
                                                        --------      --------      --------       -------      -------
         Total from investment
           operations                                      (0.57)         1.23          1.17          1.37         0.37
                                                        --------      --------      --------       -------      -------
Less distributions
  Distributions from net
    investment income                                      (0.64)        (0.67)        (0.69)        (0.73)       (0.66)
  Distribution in excess of
    net investment income                                  (0.02)           --            --         (0.08)       (0.01)
  Distributions from net
    realized capital gains                                 (0.14)        (0.13)           --            --           --
  Distributions in excess
    of net realized gains                                  (0.01)           --            --            --           --
                                                        --------      --------      --------       -------      -------
         Total distributions                               (0.81)        (0.80)        (0.69)        (0.81)       (0.67)
                                                        --------      --------      --------       -------      -------
Net asset value at end of
  period                                                $   9.79      $  11.17      $  10.74       $ 10.26      $  9.70
                                                        ========      ========      ========       =======      =======
Total return                                               (5.27)%       12.13%        11.80%        14.74%        3.80%
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)                               $395,060      $341,791      $314,075       $52,802      $38,328
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                               0.55%         0.74%         0.80%         0.80%        0.80%(2)
    Before advisory/
      administration fee
      waivers                                               0.77%         0.78%         0.80%         0.84%        0.82%(2)
  Ratios of net investment
    income to average net
    assets
    After advisory/
      administration fee
      waivers                                               6.11%         6.25%         6.28%         7.36%        7.31%2
    Before advisory/
      administration fee
      waivers                                               5.89%         6.21%         6.28%         7.32%        7.29%2
  Portfolio turnover rate                                     61%           72%           56%           38%          18%

(1)  Commencement of operations.

(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                         INTERNATIONAL BOND PORTFOLIO+

                                            Period        Year          Year          Year        Period
                                            Ended         Ended         Ended         Ended        Ended
                                            8/31/95       2/28/95       2/28/94       2/28/93     2/28/92**
                                            -------       -------       -------       -------     ---------
Net asset value at beginning
  of period                                                $10.75        $11.76        $10.21        $10.00
                                                           ------        ------        ------        ------
Income from investment
  operations
  Net investment income                                      0.62          0.65          0.52          0.31
  Net (loss) gain on
    investments (both
    realized and unrealized                                 (0.48)         0.46          0.47          0.26
                                                            ------        -----        ------        ------
Total from investment
  operations                                                (0.14)         1.11          0.99          0.57
                                                           ------        ------        ------        ------
Less distributions
  Distributions from net
    investment income                                       (0.13)        (0.90)        (0.30)          --
  Distributions from net
    realized capital gains                                  (0.24)        (0.22)        (0.14)        (0.06)
                                                           ------        ------        ------        ------
  In Excess of Net
  Realized Gains                                              --            --            --          (0.30)
Total distributions                                         (0.37)         1.12         (0.44)        (0.36)
                                                           ------        ------        ------        ------
Net asset value at end of
  period                                                   $10.52        $10.75        $10.76        $10.21
                                                           ======        ======        ======        ======

Total return                                                1.50%         10.24%         9.55%         8.92%*

Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                        $45,657       $46,888       $38,257       $27,744
  Ratios of expenses to
    average net assets                                       1.24%         1.38%         1.30%         1.33%*
    Excluding waivers                                        1.24%         1.38%         1.30%         1.37%*
  Ratios of net investment
    income to average net
    assets                                                   5.96%         6.00%         6.31%         6.79%*
    Excluding waivers                                        5.96%         6.00%         6.31%         6.75%*
Portfolio turnover rate                                    130.64%       128.14%       115.25%       110.13%


------------------------------------------

+This Portfolio commenced operations on July 1, 1991 as the Compass International Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of The Compass Capital Group of Funds, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history.

**  Commenced operations on July 1, 1991.

*   Annualized.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           TAX-FREE INCOME PORTFOLIO

                                                                                                   FOR THE
                                                                                                    PERIOD
                                                               YEAR                YEAR            1/21/93(1)
                                                               ENDED              ENDED            THROUGH
                                                              9/30/95            9/30/94           9/30/93
                                                              -------            -------           -------
Net asset value at beginning of
  period                                                                          $11.31            $10.61
                                                                                  ------            ------
Income from investment operations
  Net investment income                                                             0.53              0.42
  Net gain (loss) on investments
   (both realized and unrealized)                                                  (0.93)             0.70
                                                                                  ------            ------
         Total from investment operations                                          (0.40)             1.12
                                                                                  ------            ------
Less distributions
  Distributions from net investment
    income                                                                         (0.53)            (0.42)
  Distributions from net realized
    capital gains                                                                  (0.34)               --
                                                                                  ------            ------
         Total distributions                                                       (0.87)            (0.42)
                                                                                  ------            ------
Net asset value at end of period                                                  $10.04            $11.31
                                                                                  ======            ======
Total return                                                                       (3.77)%           10.72%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                $  132            $  675
  Ratios of expenses to average net
    assets
    After advisory/administration
      fee waivers                                                                   0.50%             0.50%(2)
    Before advisory/administration
      fee waivers                                                                   1.73%             1.28%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                                   4.97%             5.14%(2)
    Before advisory/administration
      fee waivers                                                                   3.74%             4.36%(2)
  Portfolio turnover rate                                                             40%               71%

(1)  Commencement of operations.

(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                                                                                   FOR THE
                                                                                                    PERIOD
                                                               YEAR                YEAR            12/1/92(1)
                                                               ENDED              ENDED            THROUGH
                                                              9/30/95            9/30/94           9/30/93
                                                              -------            -------           -------
Net asset value at beginning of
  period                                                                           $10.70            $10.00
                                                                                   ======            ======
Income from investment operations
  Net investment income                                                              0.53              0.39
  Net gain (loss) on investments
    (both realized and unrealized)                                                  (0.85)             0.73
                                                                                   ------            ------
         Total from investment
           operations                                                               (0.32)             1.12
                                                                                   ------            ------
Less distributions
  Distributions from net
    investment income                                                               (0.53)            (0.39)
  Distributions from net realized
    capital gains                                                                   (0.03)            (0.03)
                                                                                   ------            ------
         Total distributions                                                        (0.56)            (0.42)
                                                                                   ------            ------
Net asset value at end of period                                                   $ 9.82            $10.70
                                                                                   ======            ======
Total return                                                                        (2.96)%           11.69%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                 $  639            $  256
  Ratios of expenses to average
    net assets
    After advisory/
      administration fee waivers                                                     0.39%             0.09%(2)
    Before advisory/
      administration fee waivers                                                     0.99%             0.97%(2)
  Ratios of net investment
    income to average net assets
    After advisory/
      administration fee waivers                                                     5.27%             5.19%(2)
    Before advisory/
      administration fee waivers                                                     4.67%             4.31%(2)
Portfolio turnover rate                                                                30%               40%


(1)  Commencement of operations.
(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         OHIO TAX-FREE INCOME PORTFOLIO

                                                                                                   FOR THE
                                                                                                    PERIOD
                                                               YEAR                YEAR            12/1/92(1)
                                                               ENDED              ENDED            THROUGH
                                                              9/30/95            9/30/94           9/30/93
                                                              -------            -------           -------
Net asset value at beginning of
  period                                                                          $10.53            $10.00
                                                                                  ------            ------
Income from investment operations
  Net investment income                                                             0.53              0.36
  Net gain (loss) on investments
    (both realized and unrealized)                                                 (0.91)             0.53
                                                                                  ------            ------
         Total from investment
           operations                                                              (0.38)             0.89
                                                                                  ------            ------
Less distributions
  Distributions from net
    investment income                                                              (0.53)            (0.36)
  Distributions from net
    realized capital gains                                                         (0.02)               --
                                                                                  ------            ------
         Total distributions                                                       (0.55)            (0.36
                                                                                  ------            ------
Net asset value at end of period                                                  $ 9.60            $10.53
                                                                                  ======            ======
Total return                                                                       (3.75)%            9.10%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                $  127            $1,676
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                                   0.10%             0.08%(2)
    Before advisory/
      administration fee waivers                                                    1.49%             2.59%(2)
  Ratios of net investment
    income to average net assets
    After advisory/administration
      fee waivers                                                                   5.16%             4.99%(2)
    Before advisory/
      administration fee waivers                                                    3.77%             2.48%(2)
Portfolio turnover rate                                                               61%               36%

(1)  Commencement of operations.
(2)  Annualized.

                            WHAT ARE THE PORTFOLIOS?


         The COMPASS CAPITAL FUNDS have been structured to include many different investment styles across the spectrum of fixed income investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

         The Bond Portfolios of the COMPASS CAPITAL FUNDS consist of [eleven] investment products that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Seven of these portfolios invest solely in taxable bonds, and four of these portfolios invest in tax exempt bonds.

         In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.


==================================================================================================
                Portfolio                                   Investment Objective
                ---------                                   --------------------
--------------------------------------------------------------------------------------------------
  Short Government Bond                  To seek to realize a rate of return that exceeds the
                                         total return of the Merrill Lynch 1-3 year Treasury
                                         Index.
--------------------------------------------------------------------------------------------------
  Intermediate Government,               To seek current income consistent with the preservation
  Intermediate Bond, Government          of capital.
  Income, Managed Income and
  International Bond
--------------------------------------------------------------------------------------------------
  Tax-Free Income, Pennsylvania Tax-     To seek as high a level of current income exempt from
  Free Income and Ohio Tax-Free Income   Federal income tax and, to the extent possible for each
                                         State-Specific Municipal Portfolio, income tax of the
                                         specific state in which the Portfolio concentrates, as
                                         is consistent with preservation of capital.
==================================================================================================

                WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?

Portfolio
Characteristics:

-----------------------------------------------------------------------------------------------------------------
                           Performance Benchmark     Dollar-Weighted      Credit Quality               Min
        Portfolio                                        Average           Concentration         Credit Quality
                                                        Maturity
                                                      (Approximate)
-----------------------------------------------------------------------------------------------------------------
  Short Gov't Bond          Merrill 1-3 Year           3-5 Years          Gov't/Agency                AAA
                              Treasury Index
-----------------------------------------------------------------------------------------------------------------
  Intermediate Gov't          Lehman Brothers          5-10 Years          Gov't/Agency                AAA
                            Intermediate Gov't
-----------------------------------------------------------------------------------------------------------------
  Intermediate Bond           Lehman Brothers          5-10 Years        Investment Grade              BBB
                          Intermediate Gov't/Corp                            Spectrum
-----------------------------------------------------------------------------------------------------------------
  Gov't Income            Lehman Mortgage/10 Year      10-15 Years         Gov't/Agency                AAA
                                 Treasury
-----------------------------------------------------------------------------------------------------------------
  Managed Income                Salomon BIG            5-10 Years        Investment Grade              BBB
                                                                             Spectrum
-----------------------------------------------------------------------------------------------------------------
  International Bond      Salomon Non-U.S. Hedged      5-15 Years        Investment Grade       Below Investment
                           Government Bond Index                             Spectrum                 Grade
-----------------------------------------------------------------------------------------------------------------
  Tax-Free                 Lehman Municipal Bond       10-15 Years       Investment Grade              BBB
                                   Index                                     Spectrum
-----------------------------------------------------------------------------------------------------------------
  PA Tax-Free              Lehman Local GO Index       10-15 Years       Investment Grade              BBB
                                                                             Spectrum
-----------------------------------------------------------------------------------------------------------------
  OH Tax-Free              Lehman Local GO Index       10-15 Years       Investment Grade              BBB
                                                                             Spectrum
-----------------------------------------------------------------------------------------------------------------

For more information on a Portfolio's Benchmark, see the Appendix at the back of this Prospectus.

                WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?


 Yes: The Fund will hold a significant concentration of these securities at all times.

 Elig: TheFund may purchase these securities, butthey may or may notbe a significant holding at agiven time.

 Temp. The Fund may purchase these securities but under normal market conditions is not expected to do so

 No:  The Fund may not purchase these securities.

------------------------------------------------------------------------------------------------------------------------------------
                             Treasuries     Agencies      Agency      Non Agency/     Corp.      ABS        Foreign       Municipals
                                                          MBS         Commercial                            Securities/
                                                                      MBS                                   Currency Risk
------------------------------------------------------------------------------------------------------------------------------------
    Short Gov't Bond         Yes            Yes           Yes         No              Elig.      Elig.      No             Elig.
------------------------------------------------------------------------------------------------------------------------------------
    Intermediate Gov't       Yes            Yes           Yes         No              Yes        Elig.      No             Elig.
------------------------------------------------------------------------------------------------------------------------------------
    Intermediate Bond        Yes            Yes           Yes         Elig.           Yes        Yes        No             Elig.
------------------------------------------------------------------------------------------------------------------------------------
    Gov't Income             Yes            Yes           Yes         Elig.           Yes        Yes        No             Elig.
------------------------------------------------------------------------------------------------------------------------------------
    Managed Income           Yes            Yes           Yes         Elig.           Yes        Yes        Elig.          Elig.
------------------------------------------------------------------------------------------------------------------------------------
    International Bond       Yes            Yes           Elig.       Elig.           Elig.      Elig.      Yes            Elig.
------------------------------------------------------------------------------------------------------------------------------------
    Tax-Free                 Temp.          No            No          No              No         No         No             Yes
------------------------------------------------------------------------------------------------------------------------------------
    PA Tax-Free              Temp.          No            No          No              No         No         No             Yes
------------------------------------------------------------------------------------------------------------------------------------
    OH Tax Free              Temp.          No            No          No              No         No         No             Yes
------------------------------------------------------------------------------------------------------------------------------------

               WHAT ARE THE PORTFOLIOS' FUNDAMENTAL LIMITATIONS?

         A Portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). The following descriptions summarize several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information.

No Portfolio may:

         (1) purchase securities (except U.S. Government Securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

         (3) in the case of each Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or, for each State-Specific Municipal Portfolios, in AMT Paper, except during defensive periods or during periods of unusual market conditions.

         Restriction 1 does not apply to the State-Specific Municipal Portfolios. Instead, as a non-fundamental investment restriction, each State-Specific Municipal Portfolio will not invest in securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities and related repurchase agreements).

The investment limitations stated above are applied at the time investment securities are purchased.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. If the Fund determines that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.


                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         INVESTMENT QUALITY. Securities acquired by the Short Government Bond Portfolio, Intermediate Government Portfolio and Government Income Portfolio (the "Government Portfolios") will be rated in the highest rating category at the time of purchase or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities acquired by the other Portfolios will be rated investment grade at the time of purchase (within the four highest voting categories by S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by a Portfolio's sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteristics. The International Bond Portfolio may also invest up to 5% of its net assets in securities rated below the investment grade (commonly referred to as "junk bonds") or in comparable unrated securities. If a security is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

         INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Government Portfolios will invest at least 65% of their net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements during normal market conditions. Under normal market conditions, the International Bond Portfolio will invest at least 65% of its net assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (together with the "State-Specific Tax-Free Portfolios" called the "Tax-Free Portfolios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities ("Municipal Obligations"). In addition, each State-Specific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name. The Tax-Free Income Portfolio intends to invest less than 25% of its net assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

         FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. The Managed Income Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers and may hold from time to time various foreign currencies pending their investment or conversion into U.S. dollars. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

         A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock

Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         [Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the European Currency Unit (ECU); (f) foreign corporate debt securities and commercial paper; and (g) private placements. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.]

         [To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures securities. Such instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.]

         The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher cost foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

         MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

         Each Tax-Free Portfolio may invest up to 20% of its total assets in private activity bonds the interest on which is an item of tax preferences for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

         The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfolios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

         Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. Each Tax-Free Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         The Tax-Free Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interest in trust and partnership interest. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Tax-Free Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its investment adviser and sub-adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         [The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates; (iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive investment strategies.]

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios may purchase securities that are secured or backed by mortgages as well as other assets (e.g., automobile loans and credit card receivables). These mortgage-related and asset-backed securities may be issued by the U.S. Government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

         The Portfolios may acquire several types of mortgage-related securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-related or asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if one of these securities is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and asset-backed securities will be based on estimates of average life which take prepayments into account.

         Prepayments on mortgage-related and asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of a mortgage-related or asset-backed security generally will decline; however, when interest rates decline, the value of these securities that have prepayment features may not increase as much as that of other fixed income securities.

         STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Fund's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's per share net asset value.

         Each Portfolio may invest in zero coupon bonds, which are normally issued at a significant discount from free value and do not provide for periodic interest payments. Zero coupon bonds may experience greater volatility in market value than debt obligations which provide for regular interest payments.

         CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios, may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

         U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

         Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctuations, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

         OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Bond Portfolio, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of the Fund's total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options is 5% or less of its net assets.

         Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contracts, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid high grade assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

         The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."

         GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

         REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are in substance loans. Default by or bankruptcy of the seller would, however, expose a Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is authorized to make limited borrowings. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios (except the Tax-Free Portfolios) may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.
In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an additional 5% of its total assets for temporary purposes.

         INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Portfolio's sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

         DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing such securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time that a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. government securities or other liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

         Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted and the instruments which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held when the Portfolio is able to complete the purchase. Successful use of mortgage dollar rolls may depend upon a sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

         SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios expect to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

         PORTFOLIO TURNOVER RATES. Under normal market conditions it is expected that the annual portfolio turnover rate for each Portfolio will not
exceed [   ].  A Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio.

         INTEREST RATE RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.


         STATE-SPECIFIC MUNICIPAL PORTFOLIOS-ADDITIONAL RISK CONSIDERATIONS. The concentration of investments by the State Specific Municipal Portfolios in State-Specific Obligations raises special investment considerations. In particular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Consideration Regarding State- Specific Obligations" in the Statement of Additional Information.

         Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January, but the Commonwealth is likely to continue to show fiscal restraint.

         Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the national figure of 5.5%. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio Municipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.



                             WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISERS

         The Adviser to the COMPASS CAPITAL FUNDS is PNC Asset Management Group. Each of the Portfolios within the Compass Capital Fund Family, except the International Bond Portfolio, is managed by an experienced portfolio manager who is a member of PNC Asset Management Group's distinguished fixed income portfolio management subsidiary, BlackRock Financial Corporation, Inc. The sub-adviser of the International Bond Portfolio is Morgan Grenfell Investment Services Limited.

         The [eleven] portfolios and their investment sub-advisers and portfolio managers are as follows:

Compass Capital Portfolio     Investment Sub-Adviser        Portfolio Manager
-------------------------     ----------------------        -----------------
Short Government Bond             BlackRock(1)              Robert S. Kapito; Vice Chairman of BlackRock since 1988; Portfolio co-
                                                            manager since 1995.

                                                            Michael P. Lustig; Vice President of BlackRock since 1989; Portfolio co-
                                                            manager since 1995.

                                                            Scott Amero; Managing Director of BlackRock since 1990; Portfolio co-
                                                            manager since 1995.

Intermediate Government           BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero (see above); Messrs.
                                                            Kapito, Lustig and Amero have been Portfolio co-managers since 1995.

Intermediate Bond                 BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero (see above); Messrs.
                                                            Kapito, Lustig and Amero have been Portfolio co-managers since 1995.

Government Income                 BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero (see above); Messrs.
                                                            Kapito, Lustig and Amero have been Portfolio co-managers since 1995.

Managed Income                    BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero (see above); Messrs.
                                                            Kapito, Lustig and Amero have been Portfolio co-managers since 1995.

International Bond                Morgan Grenfell(2)        Martin A. Hall; Director of Morgan Grenfell since 1991; Portfolio manager since ______.

Tax-Free Income                   BlackRock(1)              Kevin Klingert; portfolio manager at BlackRock since 1991; prior to joining BlackRock, Assistant Vice President, Merrill, Lynch, Pierce,
                                                            Fenner & Smith; Portfolio manager since 1995.

Pennsylvania Tax-Free             BlackRock(1)              Kevin Klingert (see above); Portfolio manager since 1995.

Ohio Tax-Free                     BlackRock(1)              Kevin Klingert (see above); Portfolio manager since 1995.

-------------------
(1) BlackRock Financial Corporation, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.
(2) Morgan Grenfell Investment Services Limited ("Morgan Grenfell") has its primary offices at 20 Finsbury Circus, London ECZM, 1NB England.


         PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. Morgan Grenfell is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate.

         For their investment advisory and sub-advisory services, PAMG and the portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth in the following table. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                                                        ANNUAL CONTRACTUAL FEE RATE
                                    ----------------------------------------------------------------------
                                         EACH PORTFOLIO
                                    EXCEPT THE INTERNATIONAL
                                         BOND PORTFOLIO                        INTERNATIONAL BOND PORTFOLIO
                                        ----------------                       ----------------------------

                                     INVESTMENT      SUB-ADVISORY              INVESTMENT      SUB-ADVISORY
                                    ADVISORY FEE         FEE                  ADVISORY FEE          FEE
                                    ------------     ------------             ------------     ------------

AVERAGE DAILY NET ASSETS
------------------------
first $1 billion                          .50%            .35%                      .55%             .40%
$1 billion--$2 billion                    .45             .30                       .50              .35
$2 billion--$3 billion                    .425            .275                      .475             .325
greater than $3 billion                   .40             .25                       .45              .30

         For their last fiscal year, the Portfolios paid investment advisory fees at the following annual rates after voluntary fee waivers: Managed Income Portfolio .35%; Tax-Free Income Portfolio 0%; Intermediate Government Portfolio
 .20%; Ohio Tax-Free Income Portfolio 0%; Pennsylvania Tax-Free Income Portfolio .27%; Short Government Bond Portfolio ___%; Intermediate Bond Portfolio .25%;
Government Income Portfolio 0%; and International Bond Portfolio _______.

         Brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's distributor, subject to the requirements of best execution.

ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") (the "Administrators") serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, CCGI is entitled to a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

EXPENSES

         Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, distribution and servicing fees, fees and expenses in registering and qualifying the Portfolios and their Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                     HOW ARE SHARES PURCHASED AND REDEEMED?

DISTRIBUTOR

         Shares of each Portfolio are sold on a continuous basis by PDI as distributor (the "Distributor"). PDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits PDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of any portion of the fees paid by the Fund, past profits or other sources. The Fund is not required or permitted under the plan to make distribution payments with respect to Institutional Shares over and above the investment advisory and other fees it pays for non-distribution services. The plan merely permits the reallocation of a portion of these fees to pay for distribution related and shareholder servicing activities.

PURCHASE OF SHARES

         Institutional Shares are offered to institutional investors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minimum investment of $2,000,000.

         Institutional Shares are sold at their net asset value per share next determined after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders for each Portfolio may be placed by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced the following Business Day.

         Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is [$______]. There is no minimum subsequent investment.

         The Fund may in its discretion waive the minimum investment amount and may reject any order for Institutional Shares.

REDEMPTION OF SHARES

         Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7379. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund may use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

         Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, [provided that the Fund's custodian is also open for business]. Payment for redemption orders received after 4:00 p.m. (Eastern Time) [or on a day when the Fund's custodian is closed] is normally wired in Federal funds on the next Business Day following redemption [on which the Fund's custodian is open for business]. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC, [P.O. Box 8907, Wilmington, DE 19899-8907].

         The Fund may redeem Institutional Shares in any Portfolio account if the account balance drops below [$5,000] as the result of redemption requests and the shareholder does not increase the balance to at least [$5,000] upon thirty days' written notice.

         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem Shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.


                       HOW IS NET ASSET VALUE CALCULATED?

         Net asset value is calculated separately of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to a particular class of Shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

         Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

               HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the same class of Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Managed Income, Tax-Free Income, Intermediate Government,
Intermediate Bond and International Bond Portfolios is declared monthly as a dividend to investors who are Shareholders of such Portfolio at the close of business on the day of declaration. [The net investment income of the Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Government Income and
Short Government Bond Portfolios is declared daily as a dividend to investors who are Shareholders of such Portfolio at, and whose payment for Share purchases are available to the particular Portfolio in Federal funds by, the close of business on the day of declaration.] All dividends are paid within ten days after the end of each month and, in the case of the Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Government Income and Short Government Bond Portfolios, within seven days after redemption of all of a shareholder's Shares in a Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds Shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

         Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

         Each Tax-Free Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year, and may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid the following January.

         An investor considering buying shares of a Portfolio on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Portfolio Shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

         Any loss upon the sale or exchange of Shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Ohio Tax-Free Income Portfolio, the loss will be disallowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such dividends actually may have been subject to Ohio income tax.

         It is expected that dividends and certain interest income earned by the International Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of the taxable year in question consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. income.

         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.


         PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Pennsylvania Municipal Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by
Article III of the Tax Reform Code of 1971 (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); to corporations under the Corporate Net Income Tax imposed by Article IV of the Tax Reform Code of 1971 (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); nor to individuals under the Philadelphia School District New Income Tax ("School District Tax") imposed on Philadelphia resident individuals under authority of the Act of August 9, 1963, P.L. 640.

         Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania Municipal Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Pennsylvania Tax-Free Income Portfolio for more than six months, the School District Tax.

         To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

         This discussion does not address the extent, if any, to which shares, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax.)

         Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to any of the personal property taxes currently in effect in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States). The taxes referred to include the County Personal Property Tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended.

         OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio personal income tax, municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfolio to the extent that such distributions consist of interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivisions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends or consist of interest on Ohio Municipal Obligations or U.S. Obligations. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions consisting of gain on the sale, exchange or other disposition of Ohio Municipal

Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.


                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January __, 1996 the Fund changed its name from The PNC Fund to Compass Capital Funds. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in twenty-eight separate investment portfolios. Each Portfolio described in this prospectus offers five separate classes of shares - Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Investor Shares of the nine Portfolios described herein, each of which is classified as a diversified Portfolio under the 1940 Act.

         Shares of each class bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares are sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Investor and Service share classes, contact [name and number].

         Each share of an investment portfolio has a par value of $.001, represents an interest in the particular portfolio and is entitled to such dividends and distributions earned on such portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January __, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                         HOW IS PERFORMANCE CALCULATED?

         Total return and yield information for each class of Institutional Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a class of Shares over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Portfolio with respect to a class of Shares are reinvested in Shares of the same class.

         The yield of a class of Shares is computed by dividing the Portfolio's net income per share allocated to that class during a 30-day (or one month) period by the maximum offering price per Share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

         The performance of a Share class may be compared to the performance other mutual funds with similar investment objectives and to other relevant indices or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of a class of Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. Performance information may also include evaluations of the Portfolios and their Share classes published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or returns of a class of Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Portfolio cannot necessarily be used to compare an investment in the Portfolio with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in the Portfolio's calculations of yield and total return.

                        HOW CAN I GET MORE INFORMATION?

We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:


For Performance and Portfolio Management Questions, dial (800) compass


For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx


For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx


Information is also available on the World Wide Web through the Internet.

Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing COMPASSFUNDS.COM

                                    APPENDIX

========================================================================================================================
   Compass Capital       Performance
   ---------------       -----------
        Fund              Benchmark                                       Description
        ----              ---------                                       -----------
------------------------------------------------------------------------------------------------------------------------
  Short Government    Merrill 1-3 Year    Treasuries with maturities ranging from 1 to 2.99 years
  Bond                Treasury Index
------------------------------------------------------------------------------------------------------------------------

  Intermediate        Lehman Brothers     Treasury and agency issues in the Lehman Aggregate, excluding maturities
  Government          Intermediate        above 9.99 years
                      Government
------------------------------------------------------------------------------------------------------------------------

  Intermediate        Lehman Brothers     Treasury, agency and corporate issues in the Lehman Aggregate, excluding
  Bond                Intermediate        maturities above 9.99 years
                      Gov't/Corp
------------------------------------------------------------------------------------------------------------------------
  Government          Lehman              50% allocation to the mortgage component of the Lehman Aggregate Index and
  Income              Mortgage/10 Year    a 50% allocation to the Merrill Lynch 10 Year Index
                      Treasury
------------------------------------------------------------------------------------------------------------------------
  Managed Income      Salomon BIG         Very similar to the Lehman Aggregate, the Salomon BIG is a market-weighted index comprised of U.S. Treasury, government-sponsored, investment grade corporate (Baa3/BBB-or better), mortgage and asset-backed securities.
                                          -       Issues comprising the index have an average life of at least 1 year, with no maximum maturity
                                          -       Corporate and government-sponsored issues have a minimum face amount of $100 million to qualify for entry, and a minimum of $75 million face amount to exit
                                          -       Treasury and mortgage issues have a minimum face amount of $1 billion for both entry and exit
                                          -       Excludes CMOs, ARMs, manufactured homes, nonagency bonds,
                                                  buydowns, graduated equity mortgages, project loans and non-
                                                  conforming ("jumbo") mortgages
                                          -       As of June 1995, the composition of the Index is:
                                          -       allocation to Treasury and government securities
                                          -       allocation to mortgage-backed securities
                                                  allocation to corporate and asset-backed securities
------------------------------------------------------------------------------------------------------------------------
  International       Salomon Non-U.S.    FILL IN
  Bond                Hedged Government
                      Bond Index
------------------------------------------------------------------------------------------------------------------------
  Tax-Free Income     Lehman Municipal    All of the bonds in the following Municipal Indices possess the following
                      Bond Index          characteristics:
                                          -       A minimum credit rating of Baa3
                                          -       Outstanding par value of at least $3 million
                                          -       Must be issued as part of a deal of at least $50 million
                                          -       Individual bonds must have been issued within the last 5 years
                                          -       Remaining maturity of not less than one year
                                          Excludes bonds subject to the alternative minimum tax (AMT), taxable municipal bonds, and floating-rate or zero coupon municipal bonds
------------------------------------------------------------------------------------------------------------------------
  Pennsylvania        Lehman Local GO     local general obligation bonds
  Tax-Free Income     Index
------------------------------------------------------------------------------------------------------------------------
  Ohio Tax-Free       Lehman Local GO     local general obligation bonds
  Income              Index
========================================================================================================================

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    [A R T]

                                    THE BOND
                                   PORTFOLIOS
                              INSTITUTIONAL SHARES

PROSPECTUS

SHORT GOVERNMENT BOND PORTFOLIO

INTERMEDIATE GOVERNMENT PORTFOLIO

INTERMEDIATE BOND PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

MANAGED INCOME PORTFOLIO

TAX-FREE INCOME PORTFOLIO

INTERNATIONAL BOND PORTFOLIO

PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

OHIO TAX-FREE INCOME PORTFOLIO


January __, 1996

                               THE PNC(R) FUND
                 (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
                 (SERVICE SHARES OF THE SHORT GOVERNMENT BOND
          PORTFOLIO, INTERMEDIATE GOVERNMENT PORTFOLIO, INTERMEDIATE
    BOND PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, MANAGED INCOME PORTFOLIO, INTERNATIONAL BOND PORTFOLIO, TAX-FREE INCOME PORTFOLIO, PENNSYLVANIA
        TAX-FREE INCOME PORTFOLIO AND OHIO TAX-FREE INCOME PORTFOLIO)
                            CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------
         PART A                                                                      PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          What Are The Expenses Of  The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; What Are The Portfolios?; What
                                                                                     Additional Investment Policies Apply?; What Are
                                                                                     The Portfolios' Fundamental Investment
                                                                                     Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          How Frequently Are Dividends And Distributions
                                                                                     Made To Investors?; How Are Fund Distributions
                                                                                     Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          How Are Shares Purchased And Redeemed?; How Is
                                                                                     Net Asset Value Calculated?; How Is The Fund
                                                                                     Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

                              THE BOND PORTFOLIOS
                                 SERVICE SHARES

     The Compass Capital Funds(R) (the "Fund") consists of [twenty-eight] investment portfolios. This Prospectus describes the Service Shares of nine of those portfolios ("Portfolios"):


          .  Short Government Bond Portfolio  .
          .  Intermediate Government Portfolio  .
          .  Intermediate Bond Portfolio  .
          .  Government Income Portfolio  .
          .  Managed Income Portfolio  .
          .  International Bond Portfolio  .
          .  Tax-Free Income Portfolio  .
          .  Pennsylvania Tax-Free Income Portfolio  .
          .  Ohio Tax-Free Income Portfolio  .

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January ___, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) __________. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

     SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.


PROSPECTUS                                                     January ___, 1996

INTRODUCING THE BOND PORTFOLIOS OF THE COMPASS CAPITAL FUNDS:

The Bond Portfolios of the COMPASS CAPITAL FUNDS consist of eleven investment products, nine of which are described in this Prospectus, that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Seven of these Portfolios invest in taxable bonds, and four of these Portfolios invest in tax-exempt bonds. A detailed description of each Portfolio appears on pages ____.


COMPASS CAPITAL FUND              PERFORMANCE BENCHMARK                              LIPPER PEER GROUP
--------------------              ---------------------                              -----------------
Short Gov't                       Merrill 1-3 Year Treasury Index                    Short U.S. Government
Intermediate Gov't                Lehman Brothers Intermediate Gov't                 Intermediate U.S. Gov't
Intermediate Bond                 Lehman Brothers Intermediate                       Intermediate Gov't/Corp
                                  Gov't/Corp
Gov't Income                      Lehman Mortgage/10 Year Treasury                   General U.S. Gov't
Managed Income                    Salomon BIG                                        Corporate Debt A-Rated
International Bond                Salomon Non-U.S. Hedged Government                 General World Income
                                  Bond Index
Tax-Free                          Lehman Municipal Bond Index                        General Municipal Debt
PA Tax-Free                       Lehman Local GO Index                              PA Municipal Debt
OH Tax Free                       Lehman Local GO Index                              OH Municipal Debt

         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management, Inc. ("BlackRock") serves as sub-adviser to each Portfolio except the International Bond Portfolio, which is sub-advised by Morgan Grenfell Investment Services Limited ("Morgan Grenfell").

UNDERSTANDING THE COMPASS CAPITAL BONDS FUNDS:
This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in fixed income investing.

CONSIDERING THE RISKS IN BOND INVESTING

         There can be no assurance that any mutual fund will achieve its investment objective. Some or all of the Portfolios may purchase mortgage-related, asset-backed, foreign and illiquid securities; enter into repurchase and reverse repurchase agreements and engage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and options. Each state-specific tax-free Portfolio concentrates in the securities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of Securities than the other Portfolios, which are considered diversified. See "What Additional Investment Policies Apply?"

ASKING THE KEY QUESTIONS
                                                                            Page
                                                                            ----
What Are the Expenses of the Portfolios?  . . . . . . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Differences Among the Portfolios?  . . . . . . . . . . . . . .
What Types of Securities Are in the Portfolios? . . . . . . . . . . . . . .
What Are the Portfolios' Fundamental Limitations? . . . . . . . . . . . . .
What Additional Investment Policies Apply?  . . . . . . . . . . . . . . . .
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Shares Purchase and Redeemed? . . . . . . . . . . . . . . . . . . .
What Special Purchase and Redemption
  Procedures May Apply? . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors? . . . . .
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . . . . . . .

                                 [END OF PAGE]

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

         Below is a summary of the annual operating expenses expected to be incurred by the Portfolios' Service Shares for the current fiscal year ending September 30, 1996. An example based on the summary is also shown.


                                                      SHORT                INTERMEDIATE
                                                 GOVERNMENT BOND            GOVERNMENT            INTERMEDIATE BOND
                                                    PORTFOLIO               PORTFOLIO                 PORTFOLIO
                                            ------------------------  ----------------------  --------------------------
ANNUAL FUND OPERATING EXPENSES
  for Service Shares After
  Fee Waivers As a
  Percentage of Daily Net
  Assets
Advisory fees(1)                                      .30%                      .30%                       .30%
Other operating expenses                              .35                       .55                        .55
                                                     ----                       ---                       ----
  Administration fees(1)                              .15                       .15                        .13
  Shareholder Servicing Fees                          .15                       .15                        .15
  Other expenses(1)                                   .25                       .25                        .27
                                                     ----                      ----                       ----
Total Portfolio operating expenses                    .85%                      .85%                       .85%
                                                     ====                      ====                       =====



(1) Without waivers, advisory fees would be .50%, .50% and .50% and administration fees would be .23%, .23% and .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be 1.13%, 1.32% and 1.30%, respectively.

                                                              GOVERNMENT INCOME                   MANAGED INCOME
                                                                  PORTFOLIO                          PORTFOLIO
                                                       --------------------------------- ---------------------------------
ANNUAL FUND OPERATING EXPENSES
  for Service Shares After
  Fee Waivers As a
  Percentage of Daily Net
  Assets
Advisory fees(1)                                                       .30%                              .35%
Other operating expenses                                               .55                               .53
                                                                     -----                             -----
  Administration fees(1)                                               .15                               .12
  Shareholder Servicing Fees                                           .15                               .15
  Other expenses(1)                                                    .25                               .26
                                                                     -----                             -----
Total Portfolio operating expenses                                     .85%                              .88%
                                                                      ====                              ====



(1) Without waivers, advisory fees would be .52% and .50% and administration fees would be .23% and .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be 1.15% and 1.14%, respectively.

                                                                                         PENNSYLVANIA
                                       INTERNATIONAL BOND       TAX-FREE INCOME         TAX-FREE INCOME
                                            PORTFOLIO               PORTFOLIO             PORTFOLIO
                                      ---------------------   -------------------   -----------------------
ANNUAL FUND OPERATING EXPENSES
  FOR SERVICE SHARES AFTER
  FEE WAIVERS AS A
  PERCENTAGE OF DAILY NET
  ASSETS
Advisory fees(1)                                  .55%                  30%                  .30%
Other operating expenses                          .73                  .55                   .55
                                                -----                -----                 -----
  Administration fees(1)                          .15                  .13                   .13
  Shareholder Servicing Fees                      .15                  .15                   .15
  Other expenses(1)                               .43                  .27                   .27
                                                -----                -----                 -----
Total Portfolio operating expenses               1.28%                 .85%                  .85%
                                                =====                 ====                  ====



(1) Without waivers, advisory fees would be .55%, .50% and .50% and administration fees would be .23%, .23% and .23%, respectively. [In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfolio by the adviser.] PAMG and the Portfolio's Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be 1.36%, 1.15% and 1.15%, respectively.

                                                                    OHIO
                                                               TAX-FREE INCOME
                                                                  PORTFOLIO
                                                       ---------------------------------
ANNUAL FUND OPERATING
  Expenses for Service
  Shares After Fee Waivers
  As a Percentage of Daily
  Net Assets
Advisory Fees(1)                                                       .30%
Other operating expenses                                               .55
                                                                      ----
  Administration fees(1)                                               .15
  Service fees                                                         .30
  Other expenses(1)                                                    .30
                                                                      ----
Total Portfolio operating expenses                                     .85%
                                                                      ====



(1) Without waivers, advisory fees would be .50% and administration fees would be .23%. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be 1.18%

EXAMPLE

         An investor in Service Shares would pay the following expenses on a $1,000 investment in Shares of each of the Portfolios, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                ONE YEAR       THREE YEARS        FIVE YEARS       TEN YEARS
                                                --------       -----------        ----------       ---------
Short Government Bond Portfolio                       $9            $27             $47           $105

Intermediate Government Portfolio                      9             27              47            105

Intermediate Bond Portfolio                            9             27              47            105

Government Income Portfolio                            9             27              47            105

Managed Income Portfolio                               9             28              49            108

International Bond Portfolio                          13             41

Tax-Free Income Portfolio                              9             27              47            105

Pennsylvania Tax-Free Income Portfolio                 9             27              47            105

Ohio Tax-Free Income Portfolio                         9             27              47            105



         The foregoing Expense Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. The tables do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?

         The following financial information has been derived from the financial statements incorporated by reference in the Statement of Additional
Information and has been audited by [                        ], the Fund's
independent accountants. This financial information should be read together with those financial statements. For the periods shown, the Short U.S. Government Bond Portfolio offered only one class of shares to institutional investors, and the International Bond Portfolio offered one class of shares to both institutional and retail investors. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual reports may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                   THE SHORT U.S. GOVERNMENT BOND PORTFOLIO+

                                                              YEAR                  YEAR           JULY 17, 1992(*)
                                                              ENDED                ENDED                THROUGH
                                                          JUNE 30, 1995        JUNE 30, 1994         JUNE 30, 1993
                                                          --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . . . . .          $ 9.71                $ 9.96            $10.00
                                                                 ----                  ----            ------
  Net investment income (net of $.014,
    $.011 and $.005 respectively, of
    interest expense)(**) . . . . . . . . . . . . . .            0.58                  0.48              0.51
  Net realized and unrealized loss on
    investments . . . . . . . . . . . . . . . . . . .            0.13                 (0.25)            (0.06)
                                                               ------                ------            ------
Net increase from investment
  operations  . . . . . . . . . . . . . . . . . . . .            0.71                  0.23              0.45
                                                               ------                ------            ------
Dividends from net investment income  . . . . . . . .           (0.58)                (0.48)            (0.49)
Distributions from net realized capital
  gains . . . . . . . . . . . . . . . . . . . . . . .           (0.01)                  ---               ---
                                                               ------                ------            ------
  Total dividends and distributions . . . . . . . . .           (0.59)                (0.48)            (0.49)
                                                               ------                ------            ------
Net asset value, end of period  . . . . . . . . . . .          $ 9.83                $ 9.71            $ 9.96
                                                               ======                ======            ======

TOTAL INVESTMENT RETURN(***)  . . . . . . . . . . . .            6.99%                 2.33%             4.63%

RATIOS TO AVERAGE NET ASSETS:
Expenses(**)  . . . . . . . . . . . . . . . . . . . .            0.57%                 0.57%             0.56%(****)
Net investment income(**) . . . . . . . . . . . . . .            6.08%                 4.70%             5.32%(****)

SUPPLEMENTAL DATA:
Average net assets (in thousands) . . . . . . . . . .         $34,236               $36,686           $67,540
Portfolio turnover  . . . . . . . . . . . . . . . . .             586%                  455%              513%
Net assets, end of period (in thousands)  . . . . . .         $44,486               $31,265           $51,611

--------------------------------------------------------------------------------

+ This Portfolio commenced operations on July 17, 1992 as the Short Duration Portfolio, a separate investment portfolio (the "Predecessor Short Government Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January __, 1996, the assets and liabilities of the Predecessor Short Government Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio investment maintained by the Fund.

(*)       Commencement of investment operations.

(**) The investment adviser of the Predecessor Short Government Bond Portfolio waived fees amounting to $102,707 and $110,232 and reimbursed expenses amounting to $61,195 and $55,582, for the periods ended June 30, 1995 and June 30, 1994, respectively. For the period July 17, 1992 through June 30, 1993, the administrator of the Predecessor Short Bond Portfolio waived fees amounting to $64,580.
          If all expenses had been borne, the expense ratios would have been 1.05%, 1.02% and 0.66% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income ratios would have been 5.60%, 4.25% and 5.22% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income on a per share basis would have been $0.53, $0.43 and $0.49 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively.

(***) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(****)    Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       INTERMEDIATE GOVERNMENT PORTFOLIO

                                                                                                         FOR THE
                                                                                                          PERIOD
                                                                       YEAR             YEAR             7/29/93(1)
                                                                       ENDED            ENDED            THROUGH
                                                                      9/30/95          9/30/94           9/30/93
                                                                      -------          -------           -------
Net asset value at beginning of period                                                 $10.60              $ 10.45
                                                                                       ------              -------
Income from investment operations
   Net investment income                                                                 0.53                 0.09
   Net gain (loss) on investments
     (both realized and unrealized)                                                    (0.86)                 0.15
                                                                                      ------                ------
       Total from investment operations                                                (0.33)                 0.24
                                                                                      ------                ------
Less distributions
   Distributions from net investment
     income                                                                            (0.53)               (0.09)
   Distributions from net realized
     capital gains                                                                     (0.10)                   --
                                                                                                            ------
     Total distributions                                                               (0.63)               (0.09)
                                                                                     -------               ------
Net asset value at end of period                                                       $  9.64             $ 10.60
                                                                                       =======             =======
     Total return                                                                      (3.31) %               2.30%
Ratios/Supplemental data
   Net assets at end of period
     (in thousands)                                                                         $60,812         $15,035
   Ratios of expenses to average net
     assets
     After advisory/administration fee
       waivers                                                                          0.65%             0.67%(2)
     Before advisory/administration fee
       waivers                                                                          1.05%             0.75%(2)
   Ratios of net investment income to
     average net assets
    After advisory/administration fee
      waivers                                                                           5.30%             5.14%(2)
     Before advisory/administration fee
       waivers                                                                          4.90%             5.06%(2)
Portfolio turnover rate                                                                     9%               80%


(1)  Commencement of operations.

(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          INTERMEDIATE BOND PORTFOLIO

                                                                                                             FOR THE
                                                                                                             PERIOD
                                                                            YEAR             YEAR           9/29/93(1)
                                                                            ENDED            ENDED           THROUGH
                                                                           9/30/95          9/30/94          9/30/93
                                                                           -------          -------          -------
Net asset value at beginning of period                                                        $10.01           $ 9.99
                                                                                              ------           ------
Income from investment operations
   Net investment income                                                                        0.54               --
   Net gain (loss) on investments
     (both realized and unrealized)                                                            (0.91)            0.02
                                                                                              ------           ------
       Total from investment operations                                                        (0.37)            0.02
                                                                                              ------           ------
Less distributions
   Distributions from net investment
     income                                                                                    (0.53)              --
   Distributions from net realized
     capital gains                                                                             (0.06)              --
                                                                                             --------           -----
     Total distributions                                                                       (0.59)              --
                                                                                             --------           -----
Net asset value at end of period                                                             $  9.05          $ 10.01
                                                                                             =======          =======
     Total return                                                                              (3.80)%           0.20%
Ratios/Supplemental data
   Net assets at end of period
     (in thousands)                                                                           $35,764           $  91
   Ratios of expenses to average net
     assets
     After advisory/administration fee
       waivers                                                                                  0.70%           0.70%(2)
     Before advisory/administration fee
       waivers                                                                                  1.13%           1.09%(2)
   Ratios of net investment income to
     average net assets
    After advisory/administration fee
      waivers                                                                                   5.33%           4.35%(2)
     Before advisory/administration fee
       waivers                                                                                  4.90%           3.96%(2)
Portfolio turnover rate                                                                           92%               4%


(1)  Commencement of operations.

(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               GOVERNMENT INCOME PORTFOLIO
                                               ---------------------------

                                                                FOR THE
                                                                 PERIOD
                                                               12/__/94(1)
                                                                THROUGH
                                                                9/30/95
                                                                -------
Net asset value at beginning
  of period
Income from investment
  operations
  Net investment income
  Net gain (loss) on
    investments (both
    realized and unrealized)
         Total from investment
           operations
Less distributions
  Distributions from net
    investment income
  Distribution in excess
    of net investment income
  Distributions from net
    realized capital gains
  Distributions in excess
    of net realized gains
         Total distributions
Net asset value at end
  of period
Total return
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)
  Ratios of expenses to
    average net assets
  After advisory/
   administration fee waivers
  Before advisory/
   administration fee waivers
  Ratios of net investment
    income to average net
    assets
  After advisory/
   administration fee waivers
  Before advisory/
   administration fee waivers
  Portfolio turnover rate

(1)  Commencement of operations.

(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        MANAGED INCOME PORTFOLIO

                                                                                                             FOR THE
                                                                                                             PERIOD
                                                                            YEAR             YEAR           7/29/93(1)
                                                                            ENDED            ENDED           THROUGH
                                                                           9/30/95          9/30/94          9/30/93
                                                                           -------          -------          -------
Net asset value at beginning of period                                                 $11.17            $ 10.96
                                                                                       ------            -------
Income from investment operations
   Net investment income                                                                  0.59              0.11
   Net gain (loss) on investments
     (both realized and unrealized)                                                     (1.18)               .21
                                                                                       ------            -------
       Total from investment operations                                                 (0.59)              0.32
                                                                                       ------            -------
Less distributions
   Distributions from net investment
     income                                                                             (0.62)             (0.11)
   Distribution in excess of net
     investment income                                                                  (0.02)                --
   Distributions from net realized
     capital gains                                                                      (0.14)                --
   Distributions in excess of net
     realized gains                                                                      (0.01)               --
                                                                                       -------              ----
     Total distributions                                                                 (0.79)            (0.11)
                                                                                       -------           -------
Net asset value at end of period                                                       $  9.79           $ 11.17
                                                                                       =======           =======
     Total return                                                                       (5.49) %            2.93%
Ratios/Supplemental data
   Net assets at end of period
     (in thousands)                                                                         $67,655         $15,322
   Ratios of expenses to average net
     assets
     After advisory/administration fee
       waivers                                                                                 0.80%          0.80%(2)
     Before advisory/administration fee
       waivers                                                                                 1.02%          0.84%(2)
   Ratios of net investment income to
     average net assets
    After advisory/administration fee
      waivers                                                                                  5.95%          5.83%(2)
     Before advisory/administration fee
       waivers                                                                                 5.73%          5.79%(2)
Portfolio turnover rate                                                                          61%             72%


(1)  Commencement of operations.

(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                         INTERNATIONAL BOND PORTFOLIO+

                                           Period          Year          Year          Year         Period
                                           Ended          Ended         Ended          Ended        Ended
                                           8/31/95       2/28/95       2/28/94        2/28/93       2/28/92**
                                           -------       -------       -------        -------       -------
Net asset value at beginning
  of period                                                $10.75        $11.76        $10.21        $10.00
                                                           ------        ------        ------        ------
Income from investment
  operations
  Net investment income                                      0.62          0.65          0.52          0.31
  Net (loss) gain on
    investments (both
    realized and unrealized)                                (0.48)         0.46          0.47          0.26
                                                           ------         -----        ------        ------
         Total from investment
           operations                                       (0.14)         1.11          0.99          0.57
                                                           ------        ------        ------        ------
Less distributions
  Distributions from net
    investment income                                       (0.13)        (0.90)        (0.30)          --
  Distributions from net
    realized capital gains                                  (0.24)        (0.22)        (0.14)        (0.06)
                                                           ------        ------        ------        ------
  In Excess of Net Realized Gains                             --            --            --          (0.30)
         Total distributions                                (0.37)         1.12         (0.44)        (0.36)
                                                           ------        ------        ------        ------
Net asset value at end of
  period                                                   $10.52        $10.75        $10.76        $10.21
                                                           ======        ======        ======        ======

Total return                                                1.50%         10.24%         9.55%         8.92%*

Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                        $45,657       $46,888       $38,257       $27,744
  Ratios of expenses to
    average net assets                                       1.24%         1.38%         1.30%         1.33%*
    Excluding waivers                                        1.24%         1.38%         1.30%         1.37%*
  Ratios of net investment
    income to average net
    assets                                                   5.96%         6.00%         6.31%         6.79%*
    Excluding waivers                                        5.96%         6.00%         6.31%         6.75%*
Portfolio turnover rate                                    130.64%       128.14%       115.25%       110.13%


------------------------------------------

+This Portfolio commenced operations on July 1, 1991 as the Compass International Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of The Compass Capital Group of Funds, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history.

**  Commenced operations on July 1, 1991.

*   Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           TAX-FREE INCOME PORTFOLIO

                                                                                                             FOR THE
                                                                                                             PERIOD
                                                                            YEAR             YEAR           7/29/93(1)
                                                                            ENDED            ENDED           THROUGH
                                                                           9/30/95          9/30/94          9/30/93
                                                                           -------          -------          -------
Net asset value at beginning of period                                                         $11.31         $ 10.97
                                                                                               ------         -------
Income from investment operations
   Net investment income                                                                         0.51            0.09
   Net gain (loss) on investments
     (both realized and unrealized)                                                            (0.93)             .34
                                                                                              ------          -------
       Total from investment operations                                                        (0.42)            0.43
                                                                                              ------          -------
Less distributions
   Distributions from net investment
     income                                                                                    (0.51)          (0.09)
   Distributions from net realized
     capital gains                                                                             (0.34)              --
                                                                                                               ------
     Total distributions                                                                       (0.85)          (0.09)
Net asset value at end of period                                                               $10.04         $ 11.31
                                                                                               ======         =======
     Total return                                                                              (4.02)%           3.92%
Ratios/Supplemental data
   Net assets at end of period
     (in thousands)                                                                            $ 2,109         $   634
   Ratios of expenses to average net
     assets
     After advisory/administration fee
       waivers                                                                                   0.75%          0.71%(2)
     Before advisory/administration fee
       waivers                                                                                   1.98%          1.49%(2)
   Ratios of net investment income to
     average net assets
    After advisory/ administration fee
      waivers                                                                                    4.75%          4.99%(2)
     Before advisory/administration fee
       waivers                                                                                   3.52%          4.21%(2)
Portfolio turnover rate                                                                            40%             71%



(1)  Commencement of operations.

(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                                                                                             FOR THE
                                                                                                             PERIOD
                                                                            YEAR             YEAR           7/29/93(1)
                                                                            ENDED            ENDED           THROUGH
                                                                           9/30/95          9/30/94          9/30/94
                                                                           -------          -------          -------
Net asset value at beginning of period                                                        $10.70          $ 10.43
                                                                                              ------          -------
Income from investment operations
   Net investment income                                                                        0.51             0.09
   Net gain (loss) on investments
     (both realized and unrealized)                                                            (0.85)            0.28
                                                                                              -------         -------
       Total from investment operations                                                        (0.34)            0.37
                                                                                              -------         -------
Less distributions
   Distributions from net investment
     income                                                                                    (0.51)           (0.09)
   Distributions from net realized
     capital gains                                                                              0.03)            0.01)
                                                                                              -------         --------
     Total distributions                                                                       (0.54)           (0.10)
                                                                                              -------         --------
Net asset value at end of period                                                              $ 9.82          $ 10.70
                                                                                              ======          =======
     Total return                                                                              (3.20)%           3.54%
Ratios/Supplemental data
   Net assets at end of period
     (in thousands)                                                                           $11,518         $  3,894
   Ratios of expenses to average net
     assets
     After advisory/administration fee
       waivers                                                                                  0.55%           0.34%(2)
     Before advisory/administration fee
       waivers                                                                                  1.15%           1.22%(2)
   Ratios of net investment income to
     average net assets
    After advisory/administration fee
      waivers                                                                                   4.97%           4.90%(2)
     Before advisory/administration fee
       waivers                                                                                  4.37%           4.02%(2)
Portfolio turnover rate                                                                           30%              40%


(1)  Commencement of operations.

(2)  Annualized.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         OHIO TAX-FREE INCOME PORTFOLIO

                                                                                                             FOR THE
                                                                                                             PERIOD
                                                                            YEAR             YEAR           7/29/93(1)
                                                                            ENDED            ENDED           THROUGH
                                                                           9/30/95          9/30/94          9/30/94
                                                                           -------          -------          -------
Net asset value at beginning of period                                                        $10.53          $ 10.24
                                                                                              ------          -------
Income from investment operations
   Net investment income                                                                        0.49             0.09
   Net gain (loss) on investments
     (both realized and unrealized)                                                            (0.91)            0.29
                                                                                              ------           ------
       Total from investment operations                                                        (0.42)            0.38
                                                                                              ------           ------
Less distributions
   Distributions from net investment
     income                                                                                    (0.49)           (0.09)
   Distributions from net realized
     capital gains                                                                             (0.02)              --
                                                                                             --------          ------
     Total distributions                                                                       (0.51)           (0.09)
                                                                                             --------          -------
Net asset value at end of period                                                             $  9.60          $ 10.53
                                                                                             =======          =======
     Total return                                                                              (4.00)%           3.68%
Ratios/Supplemental data
   Net assets at end of period
     (in thousands)                                                                          $4,428          $  907
   Ratios of expenses to average net
     assets
     After advisory/administration fee
       waivers                                                                                  0.35%           0.32%(2)
     Before advisory/administration fee
       waivers                                                                                  1.74%           2.83%(2)
   Ratios of net investment income to
     average net assets
    After advisory/administration fee
      waivers                                                                                   5.06%           4.71%(2)
     Before advisory/administration fee
       waivers                                                                                  3.67%           2.20%(2)
Portfolio turnover rate                                                                           61%              36%


(1)  Commencement of operations.

(2)  Annualized.

                            WHAT ARE THE PORTFOLIOS?


   The COMPASS CAPITAL FUNDS have been structured to include many different investment styles across the spectrum of fixed income investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

   The Bond Portfolios of the COMPASS CAPITAL FUNDS consist of eleven investment products that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Seven of these portfolios invest solely in taxable bonds, and four of these portfolios invest in tax exempt bonds.

   In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.


===================================================================================================
                Portfolio                                   Investment Objective
                ---------                                   --------------------
--------------------------------------------------------------------------------------------------
  Short Government Bond                  To seek to realize a rate of return that exceeds the
                                         total return of the Merrill Lynch 1-3 year Treasury
                                         Index.
--------------------------------------------------------------------------------------------------
  Intermediate Government,               To seek current income consistent with the preservation
  Intermediate Bond, Government          of capital.
  Income, Managed Income and
  International Bond
--------------------------------------------------------------------------------------------------
  Tax-Free Income, Pennsylvania Tax-     To seek as high a level of current income exempt from
  Free Income and Ohio Tax-Free Income   Federal income tax and, to the extent possible for each
                                         State-Specific Municipal Portfolio, income tax of the
                                         specific state in which the Portfolio concentrates, as
                                         is consistent with preservation of capital.
===================================================================================================

                WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?

Portfolio
Characteristics:

--------------------------------------------------------------------------------------------------------------
                         Performance Benchmark     Dollar-Weighted      Credit Quality               Min
      Portfolio                                        Average           Concentration         Credit Quality
                                                      Maturity
                                                    (Approximate)
--------------------------------------------------------------------------------------------------------------
Short Gov't Bond            Merrill 1-3 Year           3-5 Years          Gov't/Agency                AAA
                            Treasury Index
--------------------------------------------------------------------------------------------------------------
Intermediate Gov't          Lehman Brothers          5-10 Years          Gov't/Agency                AAA
                          Intermediate Gov't
--------------------------------------------------------------------------------------------------------------
Intermediate Bond           Lehman Brothers          5-10 Years        Investment Grade              BBB
                        Intermediate Gov't/Corp                            Spectrum
--------------------------------------------------------------------------------------------------------------
Gov't Income            Lehman Mortgage/10 Year      10-15 Years         Gov't/Agency                AAA
                               Treasury
--------------------------------------------------------------------------------------------------------------
Managed Income                Salomon BIG            5-10 Years        Investment Grade              BBB
                                                                           Spectrum
--------------------------------------------------------------------------------------------------------------
International Bond      Salomon Non-U.S. Hedged      5-15 Years        Investment Grade       Below Investment
                         Government Bond Index                             Spectrum                 Grade
--------------------------------------------------------------------------------------------------------------
Tax-Free                 Lehman Municipal Bond       10-15 Years       Investment Grade              BBB
                                 Index                                     Spectrum
--------------------------------------------------------------------------------------------------------------
PA Tax-Free              Lehman Local GO Index       10-15 Years       Investment Grade              BBB
                                                                           Spectrum
--------------------------------------------------------------------------------------------------------------
OH Tax-Free              Lehman Local GO Index       10-15 Years       Investment Grade              BBB
                                                                           Spectrum
--------------------------------------------------------------------------------------------------------------

For more information on a Portfolio's Benchmark, see the Appendix at the back of this Prospectus.

                WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?

Yes: The Fund will hold a significant concentration of these securities at all times.

Elig: The Fund may purchase these securities, butthey may or may notbe a significant holding at agiven time.

Temp. The Fund may purchase these securities but under normal market conditions is not expected to do so

No:  The Fund may not purchase these securities.

----------------------------------------------------------------------------------------------------------------------------------
                         Treasuries     Agencies      Agency      Non Agency/     Corp.      ABS        Foreign        Municipals
                                                      MBS         Commercial                            Securities/
                                                                  MBS                                   Currency
                                                                                                        Risky
----------------------------------------------------------------------------------------------------------------------------------
Short Gov't Bond         Yes            Yes           Yes         No              Elig.      Elig.      No             Elig.
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Gov't       Yes            Yes           Yes         No              Yes        Elig.      No             Elig.
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond        Yes            Yes           Yes         Elig.           Yes        Yes        No             Elig.
----------------------------------------------------------------------------------------------------------------------------------
Gov't Income             Yes            Yes           Yes         Elig.           Yes        Yes        No             Elig.
----------------------------------------------------------------------------------------------------------------------------------
Managed Income           Yes            Yes           Yes         Elig.           Yes        Yes        Elig.          Elig.
----------------------------------------------------------------------------------------------------------------------------------
International Bond       Yes            Yes           Elig.       Elig.           Elig.      Elig.      Yes            Elig.
----------------------------------------------------------------------------------------------------------------------------------
Tax-Free                 Temp.          No            No          No              No         No         No             Yes
----------------------------------------------------------------------------------------------------------------------------------
PA Tax-Free              Temp.          No            No          No              No         No         No             Yes
----------------------------------------------------------------------------------------------------------------------------------
OH Tax Free              Temp.          No            No          No              No         No         No             Yes
----------------------------------------------------------------------------------------------------------------------------------

               WHAT ARE THE PORTFOLIOS' FUNDAMENTAL LIMITATIONS?

         A Portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). The following descriptions summarize several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information.

No Portfolio may:

         (1) purchase securities (except U.S. Government Securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

         (3) in the case of each Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or, for each State-Specific Municipal Portfolios, in AMT Paper, except during defensive periods or during periods of unusual market conditions.

         Restriction 1 does not apply to the State-Specific Municipal Portfolios. Instead, as a non-fundamental investment restriction, each State-Specific Municipal Portfolio will not invest in securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities and related repurchase agreements).

The investment limitations stated above are applied at the time investment securities are purchased.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. If the Fund determines that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.


                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         INVESTMENT QUALITY. Securities acquired by the Short Government Bond Portfolio, Intermediate Government Portfolio and Government Income Portfolio (the "Government Portfolios") will be rated in the highest rating category at the time of purchase or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities acquired by the other Portfolios will be rated investment grade at the time of purchase (within the four highest voting categories by S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by a Portfolio's sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteristics. The International Bond Portfolio may also invest up to 5% of its net assets in securities rated below the investment grade (commonly referred to as "junk bonds") or in comparable unrated securities. If a security is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

         INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Government Portfolios will invest at least 65% of their net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements during normal market conditions. Under normal market conditions, the International Bond Portfolio will invest at least 65% of its net assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (together with the "State-Specific Tax-Free Portfolios" called the "Tax-Free Portfolios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities ("Municipal Obligations"). In addition, each State-Specific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name. The Tax-Free Income Portfolio intends to invest less than 25% of its net assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

         FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. The Managed Income Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers and may hold from time to time various foreign currencies pending their investment or conversion into U.S. dollars. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

         A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock

Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         [Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the European Currency Unit (ECU); (f) foreign corporate debt securities and commercial paper; and (g) private placements. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.]

         [To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures securities. Such instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.]

         The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

         MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

         Each Tax-Free Portfolio may invest up to 20% of its total assets in private activity bonds the interest on which is an item of tax preferences for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

         The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfolios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

         Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. Each Tax-Free Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         The Tax-Free Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interest in trust and partnership interest. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Tax-Free Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its investment adviser and sub-adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         [The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates; (iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive investment strategies.]

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios may purchase securities that are secured or backed by mortgages as well as other assets (e.g., automobile loans and credit card receivables). These mortgage-related and asset-backed securities may be issued by the U.S. Government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

         The Portfolios may acquire several types of mortgage-related securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-related or asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if one of these securities is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and asset-backed securities will be based on estimates of average life which take prepayments into account.

         Prepayments on mortgage-related and asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of a mortgage-related or asset-backed security generally will decline; however, when interest rates decline, the value of these securities that have prepayment features may not increase as much as that of other fixed income securities.

         STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Fund's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's per share net asset value.

         Each Portfolio may invest in zero coupon bonds, which are normally issued at a significant discount from free value and do not provide for periodic interest payments. Zero coupon bonds may experience greater volatility in market value than debt obligations which provide for regular interest payments.

         CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios, may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

         U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

         Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctuations, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

         OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Bond Portfolio, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of the Fund's total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options is 5% or less of its net assets.

         Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contracts, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid high grade assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

         The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."

         GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

         REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are in substance loans. Default by or bankruptcy of the seller would, however, expose a Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is authorized to make limited borrowings. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios (except the Tax-Free Portfolios) may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.
In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an additional 5% of its total assets for temporary purposes.

         INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Portfolio's sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

         DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing such securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time that a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. government securities or other liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

         Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted and the instruments which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held when the Portfolio is able to complete the purchase. Successful use of mortgage dollar rolls may depend upon a sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

         SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios expect to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

         PORTFOLIO TURNOVER RATES. Under normal market conditions it is expected that the annual portfolio turnover rate for each Portfolio will not
exceed [   ].  A Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio.

         INTEREST RATE RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.


         STATE-SPECIFIC MUNICIPAL PORTFOLIOS-ADDITIONAL RISK CONSIDERATIONS. The concentration of investments by the State Specific Municipal Portfolios in State-Specific Obligations raises special investment considerations. In particular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Consideration Regarding State- Specific Obligations" in the Statement of Additional Information.

         Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January, but the Commonwealth is likely to continue to show fiscal restraint.

         Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the national figure of 5.5%. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio Municipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

                             WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISERS

         The Adviser to theCOMPASS CAPITAL FUNDS is PNC Asset Management Group. Each of the Portfolios within the Compass Capital Fund Family, except the International Bond Portfolio, is managed by an experienced portfolio manager who is a member of PNC Asset Management Group's distinguished fixed income portfolio management subsidiary, BlackRock Financial Corporation, Inc. The sub-adviser of the International Bond Portfolio is Morgan Grenfell Investment Services Limited.

         The [eleven] portfolios and their investment sub-advisers and portfolio managers are as follows:

Compass Capital Portfolio     Investment Sub-Adviser        Portfolio Manager
-------------------------     ----------------------        -----------------
Short Government Bond             BlackRock(1)              Robert S. Kapito; Vice Chairman of BlackRock since 1988; Portfolio co-manager since 1995.

                                                            Michael P. Lustig; Vice President of BlackRock since 1989; Portfolio co-manager since 1995.

                                                            Scott Amero; Managing Director of BlackRock since 1990; Portfolio co-manager since 1995.

Intermediate Government           BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero; (see above);
                                                            Messrs. Kapito, Lustig and Amero have been Portfolio co-managers since
                                                            1995.

Intermediate Bond                 BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero; (see above);
                                                            Messrs. Kapito, Lustig and Amero have been Portfolio co-managers since
                                                            1995.

Government Income                 BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero; (see above);
                                                            Messrs. Kapito, Lustig and Amero have been Portfolio co-managers since
                                                            1995.

Managed Income                    BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero; (see above);
                                                            Messrs. Kapito, Lustig and Amero have been Portfolio co-managers since
                                                            1995.

International Bond                Morgan Grenfell(2)        Martin A. Hall; Director of Morgan Grenfell since 1991; Portfolio manager since ________.

Tax-Free Income                   BlackRock(1)              Kevin Klingert; portfolio manager at BlackRock since 1991; prior to joining BlackRock, Assistant Vice President, Merrill, Lynch, Pierce,
                                                            Fenner & Smith; Portfolio manager since 1995.

Pennsylvania Tax-Free             BlackRock(1)              Kevin Klingert; (see above); Portfolio manager since 1995.

Ohio Tax-Free                     BlackRock(1)              Kevin Klingert; (see above); Portfolio manager since 1995.

-------------------

(1) BlackRock Financial Corporation, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.

(2) Morgan Grenfell Investment Services Limited ("Morgan Grenfell") has its primary offices at 20 Finsbury Circus, London ECZM, 1NB England.


         PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. Morgan Grenfell is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate.

         For their investment advisory and sub-advisory services, PAMG and the portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth in the following table. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                                                            ANNUAL CONTRACTUAL FEE RATE
                               --------------------------------------------------------------------------------
                                         EACH PORTFOLIO
                                    EXCEPT THE INTERNATIONAL
                                         BOND PORTFOLIO                        INTERNATIONAL BOND PORTFOLIO
                                        ----------------                       ----------------------------

                                     INVESTMENT      SUB-ADVISORY              INVESTMENT      SUB-ADVISORY
                                    ADVISORY FEE         FEE                  ADVISORY FEE          FEE
                                    ------------     ------------             ------------     ------------
AVERAGE DAILY NET ASSETS
------------------------

first $1 billion                        .50%               .35%                     .55%                .40%
$1 billion--$2 billion                  .45                .30                      .50                 .35
$2 billion--$3 billion                  .425               .275                     .475                .375
greater than $3 billion                 .40                .25                      .45                 .30

         For their last fiscal year, the Portfolios paid investment advisory fees at the following annual rates after voluntary fee waivers: Managed Income Portfolio .35%; Tax-Free Income Portfolio 0%; Intermediate Government Portfolio
 .20%; Ohio Tax-Free Income Portfolio 0%; Pennsylvania Tax-Free Income Portfolio .27%; Short Government Bond Portfolio ___%; Intermediate Bond Portfolio
 .26%; Government Income Portfolio 0%; and International Bond Portfolio _______.

         Brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's distributor, subject to the requirements of best execution.

ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") (the "Administrators") serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, CCGI is entitled to a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

SHAREHOLDER SERVICING

         The Fund intends to enter into service agreements with institutional investors ("Institutions") (including PNC Bank, National Association and its affiliates) which provide that the Institutions will render support services to their customers who are the beneficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of the following services: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; providing information periodically to customers showing their positions in Service Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

         Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. It is intended that the services provided by Institutions under their service agreements will not be prohibited under these laws. However, state securities laws may differ from the interpretations of Federal law on this issue, and banks and financial institutions may be required to register as dealers pursuant to state law.


EXPENSES

         Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, distribution and servicing fees, fees and expenses in registering and qualifying the Portfolios and their Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.


                     HOW ARE SHARES PURCHASED AND REDEEMED?

DISTRIBUTOR

         Shares of the Portfolios are offered on a continuous basis by PDI as distributor (the "Distributor"). PDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits PDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of any portion of the fees paid by the Fund, past profits or other sources. The Fund is not required or permitted under the plan to make distribution payments with respect to Service Shares over and above the investment advisory and other fees it pays for non-distribution services. The plan merely permits the reallocation of a portion of these fees to pay for distribution related and shareholder servicing activities.

PURCHASE OF SHARES

         Service Shares are offered without a sales load to Institutions acting on behalf of their customers, as well as certain persons who were shareholders of the Compass Capital Group of Funds on January __, 1996, when it was combined with the Fund. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the requirements of the account. In these cases, confirmations of Share purchases and redemptions will be sent to the Institutions. Beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase Shares should contact their Institutions.

         Service Shares are sold at their net asset value per Share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be placed by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

         Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is [$______]; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

         The Fund may waive the minimum investment amount and may in its discretion reject any order for Service Shares.

REDEMPTION OF SHARES

         Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institutions. These procedures will vary according to the type of account and the Institution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

         Institutions may place redemption orders by telephoning PFPC at (800) 441-7379. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund may use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

         Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, [provided that the Fund's custodian is also open for business]. Payment for redemption orders received after 4:00 p.m. (Eastern Time) [or on a day when the Fund's custodian is closed] is normally wired in Federal funds on the next Business Day following redemption [on which the Fund's custodian is open for business]. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institutions.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at [400 Bellevue Parkway, Wilmington, DE 19809].

         The Fund may redeem Service Shares in any Portfolio account if the account balance drops below [$5,000] as the result of redemption requests and the shareholder does not increase the balance to at least [$5,000] upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her Shares in the Portfolios to the extent necessary to maintain the minimum balance required.

         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem Shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.


           WHAT SPECIAL PURCHASE AND REDEMPTION PROCEDURES MAY APPLY?

         Persons who were shareholders of the Compass Capital Group of Funds which were combined with the Fund on January __, 1996, may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held Shares on that date through the procedures described in this section.

         PURCHASES. Purchase orders may be placed through the transfer agent. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio for which Shares are purchased must appear on the check or [Federal Reserve Draft.] Investors may also wire Federal funds in connection with the purchase of Shares. The wire instructions must include the name of the Portfolio, the name of the account registration, and the shareholder account number. Before wiring any funds, however, an investor must call the Portfolios at 1-800-438-5789 in order to confirm the wire instructions. Purchase orders which are received by the transfer agent, together with payment, before the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on any Business Day (as defined above) are priced according to the net asset value next determined on that day plus any applicable sales charge.

         The Portfolios offer an Automatic Investment Plan ("AIP") whereby an investor in Shares of a Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount is $50.

         REDEMPTIONS. Shareholders may redeem for cash some or all of their Shares of the Portfolios at any time by sending a written redemption request in proper form to Compass Capital Funds c/o PFPC, Inc., P.O. Box 8907, Wilmington, Delaware 19899-8907.

         Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

         If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Shares in certificated form.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If unable to contact the transfer agent by telephone, a shareholder may also deliver the redemption request to the transfer agent by mail at PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907.

         The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine.

         The Portfolios offer a Systematic Withdrawal Plan ("SWP") which may be used by shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form.

         Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to the transfer agent.


                       HOW IS NET ASSET VALUE CALCULATED?

         Net asset value is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to a particular class of Shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

         Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

               HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the same class of Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Managed Income, Tax-Free Income, Intermediate Government,
Intermediate Bond and International Bond Portfolios is declared monthly as a dividend to investors who are shareholders of such Portfolio at the close of business on the day of declaration. [The net investment income of the Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Government Income and Short Government Bond Portfolios is declared daily as a dividend to investors who are shareholders of such Portfolio at, and whose payment for Share purchases are available to the particular Portfolio in Federal funds by, the close of business on the day of declaration.] All dividends are paid within ten days after the end of each month and, in the case of the Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Government Income and Short Government Bond Portfolios, within seven days after redemption of all of a shareholder's Shares in a Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds Shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

         Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

         Each Tax-Free Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year, and may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid the following January.

         An investor considering buying shares of a Portfolio on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Portfolio Shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

         Any loss upon the sale or exchange of Shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Ohio Tax-Free Income Portfolio, the loss will be disallowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such dividends actually may have been subject to Ohio income tax.

         It is expected that dividends and certain interest income earned by the International Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of the taxable year in question consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. income.

         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

         PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Pennsylvania Municipal Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971 (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); to corporations under the Corporate Net Income Tax imposed by Article IV of the Tax Reform Code of 1971 (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); nor to individuals under the Philadelphia School District New Income Tax ("School District Tax") imposed on Philadelphia resident individuals under authority of the Act of August 9, 1963, P.L. 640.

         Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania Municipal Obligations is taxable under the

Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Pennsylvania Tax-Free Income Portfolio for more than six months, the School District Tax.

         To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

         This discussion does not address the extent, if any, to which shares, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax.)

         Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to any of the personal property taxes currently in effect in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States). The taxes referred to include the County Personal Property Tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended.

         OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio personal income tax, municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfolio to the extent that such distributions consist of interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivisions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends or consist of interest on Ohio Municipal Obligations or U.S. Obligations. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions consisting of gain on the sale, exchange or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.


                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January __, 1996 the Fund changed its name from The PNC Fund to Compass Capital Funds. The Declaration of

Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in twenty-eight separate investment portfolios. Each Portfolio described in this prospectus offers five separate classes of shares - Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Service Shares of the nine Portfolios described herein, each of which is classified as a diversified Portfolio under the 1940 Act.

         Shares of each class bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares are sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Institutional and Investor share classes, contact [name and number].

         Each share of an investment portfolio has a par value of $.001, represents an interest in the particular portfolio and is entitled to such dividends and distributions earned on such portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January __, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                         HOW IS PERFORMANCE CALCULATED?

         Total return and yield information for Service Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a class of Shares over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Portfolio with respect to a class of Shares are reinvested in Shares of the same class.

         The yield of a class of Shares is computed by dividing the Portfolio's net income per share allocated to that class during a 30-day (or one month) period by the maximum offering price per

Share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

         The performance of a Share class may be compared to the performance other mutual funds with similar investment objectives and to other relevant indices or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of a class of Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. Performance information may also include evaluations of the Portfolios and their Share classes published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or returns of a class of Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Portfolio cannot necessarily be used to compare an investment in the Portfolio with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in the Portfolio's calculations of yield and total return.

                        HOW CAN I GET MORE INFORMATION?

We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:


For Performance and Portfolio Management Questions, dial (800) compass


For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx


For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx


Information is also available on the World Wide Web through the Internet.

Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing COMPASSFUNDS.COM

                                    APPENDIX


=====================================================================================================================
   Compass Capital       Performance
   ---------------       -----------
        Fund              Benchmark                                       Description
        ----              ---------                                       -----------
---------------------------------------------------------------------------------------------------------------------
  Short               Merrill 1-3 Year    Treasuries with maturities ranging from 1 to 2.99 years
  Government Bond     Treasury Index
---------------------------------------------------------------------------------------------------------------------
  Intermediate        Lehman Brothers     Treasury and agency issues in the Lehman Aggregate, excluding maturities
  Government          Intermediate        above 9.99 years
                      Government
---------------------------------------------------------------------------------------------------------------------
  Intermediate        Lehman Brothers     Treasury, agency and corporate issues in the Lehman Aggregate, excluding
  Bond                Intermediate        maturities above 9.99 years
                      Gov't/Corp
---------------------------------------------------------------------------------------------------------------------
  Government          Lehman              50% allocation to the mortgage component of the Lehman Aggregate Index and
  Income              Mortgage/10 Year    a 50% allocation to the Merrill Lynch 10 Year Index
                      Treasury
---------------------------------------------------------------------------------------------------------------------
  Managed Income      Salomon BIG         Very similar to the Lehman Aggregate, the Salomon BIG is a market-weighted index comprised of U.S. Treasury, government-sponsored, investment grade corporate (Baa3/BBB-or better), mortgage and asset-backed securities.
                                          -       Issues comprising the index have an average life of at least 1 year, with no maximum maturity
                                          -       Corporate and government-sponsored issues have a minimum face amount of $100 million to qualify for entry, and a minimum of $75 million face amount to exit
                                          -       Treasury and mortgage issues have a minimum face amount of $1 billion for both entry and exit
                                          -       Excludes CMOs, ARMs, manufactured homes, nonagency bonds,
                                                  buydowns, graduated equity mortgages, project loans and non-
                                                  conforming ("jumbo") mortgages
                                          -       As of June 1995, the composition of the Index is:
                                          -       allocation to Treasury and government securities
                                          -       allocation to mortgage-backed securities
                                                  allocation to corporate and asset-backed securities
---------------------------------------------------------------------------------------------------------------------
  International       Salomon Non-U.S.    FILL IN
  Bond                Hedged Government
                      Bond Index
---------------------------------------------------------------------------------------------------------------------
  Tax-Free Income     Lehman Municipal    All of the bonds in the following Municipal Indices possess the following
                      Bond Index          characteristics:
                                          -       A minimum credit rating of Baa3
                                          -       Outstanding par value of at least $3 million
                                          -       Must be issued as part of a deal of at least $50 million
                                          -       Individual bonds must have been issued within the last 5 years
                                          -       Remaining maturity of not less than one year
                                          Excludes bonds subject to the alternative minimum tax (AMT), taxable municipal bonds, and floating-rate or zero coupon municipal bonds
---------------------------------------------------------------------------------------------------------------------
  Pennsylvania        Lehman Local GO     local general obligation bonds
  Tax-Free Income     Index
---------------------------------------------------------------------------------------------------------------------
  Ohio Tax-Free       Lehman Local GO     local general obligation bonds
  Income              Index
=====================================================================================================================

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    [A R T]

                                    THE BOND
                                   PORTFOLIOS
                                 SERVICE SHARES

PROSPECTUS

SHORT GOVERNMENT BOND PORTFOLIO

INTERMEDIATE GOVERNMENT PORTFOLIO

INTERMEDIATE BOND PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

MANAGED INCOME PORTFOLIO

TAX-FREE INCOME PORTFOLIO

INTERNATIONAL BOND PORTFOLIO

PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

OHIO TAX-FREE INCOME PORTFOLIO


January __, 1996

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
                 (INVESTOR A AND INVESTOR B SHARES OF THE
           SHORT GOVERNMENT BOND PORTFOLIO, INTERMEDIATE GOVERNMENT
      PORTFOLIO, INTERMEDIATE BOND PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, MANAGED INCOME PORTFOLIO, CORE BOND PORTFOLIO, INTERNATIONAL BOND PORTFOLIO,
       TAX-FREE INCOME PORTFOLIO, PENNSYLVANIA TAX-FREE INCOME PORTFOLIO,
                 OHIO TAX-FREE INCOME PORTFOLIO AND NEW JERSEY
                           TAX-FREE INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------
         PART A                                                                      PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          What Are The Expenses Of  The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; What Are The Portfolios?; What
                                                                                     Additional Investment Policies Apply?; What Are
                                                                                     The Portfolios' Fundamental Investment
                                                                                     Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          How Frequently Are Dividends And Distributions
                                                                                     Made To Investors?; How Are Fund Distributions
                                                                                     Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          How Are Shares Purchased And Redeemed?; How Is
                                                                                     Net Asset Value Calculated?; How Is The Fund
                                                                                     Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

                              THE BOND PORTFOLIOS
                                INVESTOR SHARES

         The Compass Capital Funds(R) (the "Fund") consist of [twenty-eight] investment portfolios. This Prospectus describes the Investor Shares of eleven of those portfolios ("Portfolios"):


                 .  Short Government Bond Portfolio  .
                 .  Intermediate Government Portfolio  .
                 .  Intermediate Bond Portfolio  .
                 .  Core Bond Portfolio  .
                 .  Government Income Portfolio  .
                 .  Managed Income Portfolio  .
                 .  International Bond Portfolio  .
                 .  Tax-Free Income Portfolio  .
                 .  Pennsylvania Tax-Free Income Portfolio  .
                 .  New Jersey Tax-Free Income Portfolio  .
                 .  Ohio Tax-Free Income Portfolio  .

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January ___, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) _________. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

         SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.


PROSPECTUS                                                    January ___, 1996

INTRODUCING THE BOND PORTFOLIOS OF THE COMPASS CAPITAL BOND FUNDS:

The Bond Portfolios of the COMPASS CAPITAL FUNDS consist of eleven investment products that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Seven of these Portfolios invest in taxable bonds, and four of these Portfolios invest in tax-exempt bonds. A detailed description of each Portfolio appears on pages ____.


COMPASS CAPITAL FUND              PERFORMANCE BENCHMARK                              LIPPER PEER GROUP
--------------------              ---------------------                              -----------------
Short Gov't                       Merrill 1-3 Year Treasury Index                    Short U.S. Government
Intermediate Gov't                Lehman Brothers Intermediate Gov't                 Intermediate U.S. Gov't
Intermediate Bond                 Lehman Brothers Intermediate                       Intermediate Gov't/Corp
                                  Gov't/Corp
Core Bond                         Lehman Aggregate                                   Intermediate Investment Grade Debt
Gov't Income                      Lehman Mortgage/10 Year Treasury                   General U.S. Gov't
Managed Income                    Salomon BIG                                        Corporate Debt A-Rated
International Bond                Salomon Non-U.S. Hedged Government                 General World Income
                                  Bond Index
Tax-Free                          Lehman Municipal Bond Index                        General Municipal Debt
PA Tax-Free                       Lehman Local GO Index                              PA Municipal Debt
NJ Tax-Free                       Lehman 10 Year GO                                  NJ Municipal Debt
OH Tax Free                       Lehman Local GO Index                              OH Municipal Debt

         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management, Inc. ("BlackRock") serves as sub-adviser to each Portfolio except the International Bond Portfolio, which is sub-advised by Morgan Grenfell Investment Services Limited ("Morgan Grenfell").

UNDERSTANDING THE COMPASS CAPITAL BONDS FUNDS:
This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in fixed income investing.

CONSIDERING THE RISKS IN BOND INVESTING

         There can be no assurance that any mutual fund will achieve its investment objective. Some or all of the Portfolios may purchase mortgage-related, asset-backed, foreign and illiquid securities; enter into repurchase and reverse repurchase agreements and engage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and options. Each state-specific tax-free Portfolio concentrates in the securities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of Securities than the other Portfolios, which are considered diversified. See "What Additional Investment Policies Apply?"

ASKING THE KEY QUESTIONS
                                                                  Page
What Are the Expenses of the Portfolios?  . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . .
What Are the Differences Among the Portfolios?  . . . . . . . . .
What Types of Securities Are in the Portfolios? . . . . . . . . .
What Are the Portfolios' Fundamental Limitations? . . . . . . . .
What Additional Investment Policies Apply?  . . . . . . . . . . .
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . .
What Pricing Options Are Available to Investors?  . . . . . . . .
What Are the Key Considerations in Selecting a Pricing Option?  .
How Are Shares Purchased? . . . . . . . . . . . . . . . . . . . .
How Are Shares Redeemed?  . . . . . . . . . . . . . . . . . . . .
What Are the Shareholder Features of the Fund?  . . . . . . . . .
What Is the Schedule of Sales Charges and Exemptions? . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors?
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . .

                                 [END OF PAGE]

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

     Below is a summary of the annual operating expenses expected to be incurred by the Portfolios' Investor Shares for the current fiscal year ending September 30, 1996. An example based on the summary is also shown.


                                          SHORT                       INTERMEDIATE
                                     GOVERNMENT BOND                   GOVERNMENT                    INTERMEDIATE BOND
                                       PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                            -------------------------------- ---------------------------------  ----------------------------------
                            INVESTOR A INVESTOR B INVESTOR C INVESTOR A INVESTOR B  INVESTOR C  INVESTOR A  INVESTOR B  INVESTOR C
                            ---------- ---------- ---------- ---------- ----------  ----------  ----------  ----------  ----------


SHAREHOLDER TRANSACTION
  EXPENSES
Front-End Sales Charge(1)
  (as a percentage of
  offering price)                4.0%      None      1.0%      4.0%        None       1.0%        4.0%       None         1.0%
Sales Charge on Reinvested
  Dividends                     None       None       None     None        None        None       None       None          None
Deferred Sales Charge(2) (as
  a percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower)           None        4.0%     1.0%      None         4.0%      1.0%        None        4.0%        1.0%
ANNUAL FUND OPERATING EXPENSES
  for Investor Shares After
  Fee Waivers As a
  Percentage of Daily Net
  Assets
Advisory fees(3)                 .30%       .30%     .30%       .30%        .30%      .30%         .30%       .30%        .30%
12b-1 fees(4)                    .00        .75      .75        .00         .75       .75          .00        .75         .75
Other operating expenses         .72        .72      .72        .72         .72       .72          .72        .72         .72
                                -----      -----    -----      -----       -----     -----        -----      -----       -----
  Administration fees(3)         .15        .15      .15        .15         .15       .15          .13        .13         .13
  Shareholders Servicing Fees    .40        .40      .40        .40         .40       .40          .40        .40         .40
  Other expenses(3)              .17        .17      .17        .17         .17       .17          .17        .17         .17
                                -----      -----    -----      -----       -----     -----        -----      -----       -----
Total Portfolio operating
  expenses                      1.02%      1.77%    1.77%      1.02%       1.77%     1.77%        1.02%      1.77%       1.77%
                                =====      =====    =====      =====       =====     =====        =====      =====       =====



(1) Reduced front-end sales charges may be available. See "What is the Schedule of Charges and Exemptions?"

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No deferred sales charge is charged after the [eighth] year on Investor B Shares or after the first year on Investor C Shares. See "What is the Schedule of Charges and Exemptions?"

(3) Without waivers, advisory fees would be .50%, .50% and .50% and administration fees would be .23%, .23% and .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers.
         Without waivers, total operating expenses would be: (i) 1.30%, 1.30% and 1.32%, respectively, for Investor A Shares; and (ii) 2.06%, 2.05% and 2.28%, respectively, for Investor B Shares; and (iii) 2.06%, 2.05%, and 2.28%, respectively, for Investor C Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                            CORE BOND               GOVERNMENT INCOME                       MANAGED INCOME
                                            PORTFOLIO                   PORTFOLIO                              PORTFOLIO
                                     ---------------------  -----------------------------------   ----------------------------------
                                           INVESTOR C       INVESTOR A  INVESTOR B   INVESTOR C   INVESTOR A  INVESTOR B  INVESTOR C
                                           ----------       ----------  ----------   ----------   ----------  ----------  ----------
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge(1) (as a
  percentage of offering price)                                  4.5%       None        1.0%          4.5%        None       1.0%
Sales Charge on Reinvested
  Dividends                                                     None        None         None        None         None        None
Deferred Sales Charge(2) (as
  a percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower)                                           None         4.5%       1.0%         None          4.5%      1.0%
ANNUAL FUND OPERATING EXPENSES
  for Investor Shares After
  Fee Waivers As a
  Percentage of Daily Net
  Assets
Advisory fees(3)                                                 .30%        .30%       .30%          .35%         .35%      .30%
12b-1 fees(4)                                                    .00         .75        .75           .00          .75       .75
Other operating expenses                                         .72         .72        .72           .70          .70       .70
                                                               -----       -----       -----        -----        -----      -----
  Administration fees(3)                                         .15         .15        .15           .12          .12       .12
  Service fees                                                   .40         .40        .40           .40          .40       .40
  Other expenses(3)                                              .17         .17        .17           .17          .17       .17
                                                               -----       -----       -----        -----        -----      -----
Total Portfolio operating expenses                              1.02%       1.77%      1.77%         1.05%        1.80%     1.80%
                                                               =====        ====       =====        =====        =====      =====

(1) Reduced front-end sales charges may be available. See "What is the Schedule of Charges and Exemptions?"

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No deferred sales charge is charged after the [eighth] year on Investor B Shares or after the first year on Investor C Shares. See "What is the Schedule of Charges and Exemptions?"

(3) Without waivers, advisory fees .50%, .50%, and .45% and administration fees would be .23%, .23% and .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: (i) __%, 1.30% and 1.31%, respectively, for Investor A Shares; and (ii) __%, 2.05% and 2.06%, respectively, for Investor B Shares; and (iii) ___%, 2.05%, and 2.06%, respectively, for Investor C Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                                                                                             PENNSYLVANIA
                                       INTERNATIONAL BOND            TAX-FREE INCOME                       TAX-FREE INCOME
                                            PORTFOLIO                   PORTFOLIO                              PORTFOLIO
                                     ---------------------  -----------------------------------   ----------------------------------
                                           INVESTOR C       INVESTOR A  INVESTOR B   INVESTOR C   INVESTOR A  INVESTOR B  INVESTOR C
                                           ----------       ----------  ----------   ----------   ----------  ----------  ----------
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge(1) (as a
  percentage of offering price)           4.0%   None    1.0%    4.0%       None       1.0%          4.0%         None      1.0%
Sales Charge on Reinvested
  Dividends                              None    None   None    None        None      None          None          None     None
Deferred Sales Charge(2) (as
  a percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower)                    None     4.5%   1.0%   None         4.0%      1.0%         None           4.0%     1.0%
ANNUAL FUND OPERATING EXPENSES
  FOR INVESTOR SHARES AFTER
  FEE WAIVERS AS A
  PERCENTAGE OF DAILY NET
  ASSETS
Advisory fees(3)                          .55%    .55%   .55%    .30%        .30%      .30%          .30%          .30%     .30%
12b-1 fees(4)                             .00     .75    .75     .00         .75       .75           .00           .75      .75
Other operating expenses                  .90     .90    .90     .72         .72       .72           .72           .72      .72
                                        -----   -----  -----   -----       -----     -----         -----         -----    -----
  Administration fees(3)                  .15     .15    .15     .13         .13       .13           .13           .13      .13
  Service fees                            .40     .40    .40     .40         .40       .40           .40           .40      .40
  Other expenses(3)                       .17     .17    .17     .17         .17       .17           .17           .17      .17
                                        -----   -----  -----   -----       -----     -----         -----         -----    -----
Total Portfolio operating expenses       1.45%   2.20%  2.20%   1.02%       1.77%     1.77%         1.02%         1.77%    1.77%
                                        =====   =====  =====   =====        ====     =====         =====         =====    =====



(1) Reduced front-end sales charges may be available. See "What is the Schedule of Charges and Exemptions?"

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No deferred sales charge is charged after the [eighth] year on Investor B Shares or after the first year on Investor C Shares.
         See "What is the Schedule of Charges and Exemptions?"

(3) Without waivers, advisory fees .55%, .50% and .50% and administration fees would be .23%, .23% and .23%, respectively. [In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfolio by the adviser.] PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: (i) 1.32%, 1.32% and 1.32%, respectively, for Investor A Shares; and (ii) 2.07%, 2.07% and 2.07%, respectively, for Investor B Shares; and (iii) 2.07%, 2.07%, and 2.07%, respectively, for Investor C Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                                NEW JERSEY                           OHIO
                                              TAX-FREE INCOME                   TAX-FREE INCOME
                                                PORTFOLIO                          PORTFOLIO
                                     ---------------------------------  ---------------------------------
                                                INVESTOR C              INVESTOR A INVESTOR B  INVESTOR C
                                                ----------              ---------- ----------  ----------
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge(1) (as a
  percentage of offering price)                   1.0%                      4.0%       None       1.0%
Sales Charge on Reinvested
  Dividends                                      None                      None        None      None
Deferred Sales Charge(2)
  (as a percentage of
  original purchase price
  or redemption proceeds,
  whichever is lower)                             1.0%                     None         4.0%      1.0%
ANNUAL FUND OPERATING
  Expenses for Investor
  Shares After Fee Waivers
  As a Percentage of Daily
  Net Assets
Advisory Fees(3)                                  .30%                      .30%        .30%      .30%
12b-1 fees(4)                                     .75                       .00         .75       .75
Other operating expenses                          .72                       .72         .72       .72
                                                -----                     -----       -----     -----
  Administration fees(3)                          .10                       .10         .10       .10
  Shareholder
     Servicing fees                               .40                       .40         .40       .40
  Other expenses(3)                               .17                       .17         .17       .17
                                                -----                     -----       -----     -----
Total Portfolio operating expenses               1.77%                     1.02%       1.77%     1.77%
                                                =====                     =====       =====     =====



(1) Reduced front-end sales charges may be available. See "What is the Schedule of Charges and Exemptions?"

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No deferred sales charge is charged after the [eighth] year on Investor B Shares or after the first year on Investor C Shares. See "What is the Schedule of Charges and Exemptions?"

(3) Without waivers, advisory fees .50%, .50% and administration fees would be .23%, .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. The information in the tables is based on the advisory and administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: 1.35% for Investor A Shares; 2.10% for Investor B Shares; and (iii) 2.10% and 2.10%, respectively, for Investor C Shares. The Portfolios do not expect to incur 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

         An investor in Investor Shares would pay the following expenses on a $1,000 investment in Shares of each of the Portfolios, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                ONE YEAR       THREE YEARS        FIVE YEARS       TEN YEARS
                                                --------       -----------        ----------       ---------
Short Government Bond Portfolio
  A Shares*                                         $ 50           $ 71            $ 94          $ 160
  B Shares (Redemption)**                             58             88             119            170
  B Shares (No Redemption)                            18             56              96            170
  C Shares                                            38             65             105            216
Intermediate Government Portfolio
  A Shares*                                           50             71              94            160
  B Shares (Redemption)**                             58             88             119            170
  B Shares (No Redemption)                            18             56              96            170
  C Shares                                            38             65             105            216
Intermediate Bond Portfolio
  A Shares*                                           50             71              94            160
  B Shares (Redemption)**                             58             88             119            170
  B Shares (No Redemption)                            18             56              96            170
  C Shares                                            38             65             105            216
Core Bond Portfolio
  C Shares                                            38             65             105            216
Government Income Portfolio
  A Shares*                                           55             76              99            164
  B Shares (Redemption)**                             62             93             124            170
  B Shares (No Redemption)                            18             56              96            170
  C Shares                                            38             65             105            216
Managed Income Portfolio
  A Shares*                                           55             77             100            167
  B Shares (Redemption)**                             63             94             126            173
  B Shares (No Redemption)                            18             57              97            173
  C Shares                                            38             66             107            219
International Bond Portfolio
  A Shares*                                           59             89
  B Shares (Redemption)**                             67            106
  B Shares (No Redemption)                            22             69
  C Shares                                            42             78
Tax-Free Income Portfolio
  A Shares*                                           55             77             100            164
  B Shares (Redemption)**                             58             88             119            170
  B Shares (No Redemption)                            18             56              96            170
  C Shares                                            38             65             105            216
Pennsylvania Tax-Free Income Portfolio
  A Shares*                                           50             70              91            154
  B Shares (Redemption)**                             58             88             119            167
  B Shares (No Redemption)                            18             56              96            167
  C Shares                                            38             65             105            216
New Jersey Tax-Free Income Portfolio
  C Shares                                            38             65             105            216
Ohio Tax-Free Income Portfolio
  A Shares*                                           50             71              94            160
  B Shares (Redemption)**                             58             88             119            170
  B Shares (No Redemption)                            18             56              96            170
  C Shares                                            38             65             105            216

  * Reflects the imposition of the maximum front-end sales charge at the beginning of the period.

 **      Reflects the deduction of the deferred sales charge.

*** Based on the conversion of the Investor B Shares to Investor A Shares after [seven] years.

         The foregoing Expense Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. The tables do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?

         The following financial information has been derived from the financial statements incorporated by reference in the Statement of Additional
Information and has been audited by [                       ], the Fund's
independent accountants. This financial information should be read together with those financial statements. For the periods shown, the Short U.S. Government Portfolio and Core Bond Portfolio offered only one class of shares to institutional investors, and the New Jersey Tax-Free Income Portfolio and International Bond Portfolio offered one class of shares to both institutional and retail investors. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual reports may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the periods shown no Investor C Shares of any of the Portfolios, and no Investor B Shares of the [name Portfolios] were outstanding.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     THE SHORT GOVERNMENT BOND PORTFOLIO+

                                                            YEAR                  YEAR           JULY 17, 1992(*)
                                                            ENDED                ENDED                THROUGH
                                                        JUNE 30, 1995        JUNE 30, 1994         JUNE 30, 1993
                                                        -------------        -------------         -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . . . . .        $ 9.71                $ 9.96            $10.00
                                                             ------                ------            ------
  Net investment income (net of $.014,
    $.011 and $.005 respectively, of
    interest expense)(**) . . . . . . . . . . . . . .          0.58                  0.48              0.51
  Net realized and unrealized loss on
    investments . . . . . . . . . . . . . . . . . . .          0.13                 (0.25)            (0.06)
                                                             ------                ------            ------
Net increase from investment
  operations  . . . . . . . . . . . . . . . . . . . .          0.71                  0.23              0.45
                                                             ------                ------            ------
Dividends from net investment income  . . . . . . . .         (0.58)                (0.48)            (0.49)
Distributions from net realized capital
  gains . . . . . . . . . . . . . . . . . . . . . . .         (0.01)                  ---               ---
                                                             ------                ------            ------
  Total dividends and distributions . . . . . . . . .         (0.59)                (0.48)            (0.49)
                                                             ------                ------            ------
Net asset value, end of period  . . . . . . . . . . .        $ 9.83                $ 9.71            $ 9.96
                                                             ======                ======            ======

TOTAL INVESTMENT RETURN(***)  . . . . . . . . . . . .          6.99%                 2.33%             4.63%

RATIOS TO AVERAGE NET ASSETS:
Expenses(**)  . . . . . . . . . . . . . . . . . . . .          0.57%                 0.57%             0.56%(****)
Net investment income(**) . . . . . . . . . . . . . .          6.08%                 4.70%             5.32%(****)

SUPPLEMENTAL DATA:
Average net assets (in thousands) . . . . . . . . . .       $34,236               $36,686           $67,540
Portfolio turnover  . . . . . . . . . . . . . . . . .           586%                  455%              513%
Net assets, end of period (in thousands)  . . . . . .       $44,486               $31,265           $51,611

--------------------------------------------------------------------------------

+ This Portfolio commenced operations on July 17, 1992 as the Short Duration Portfolio, a separate investment portfolio (the "Predecessor Short Government Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January __, 1996, the assets and liabilities of the Predecessor Short Government Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio investment maintained by the Fund.
(*)      Commencement of investment operations.
(**) The investment adviser of the Predecessor Short Government Bond Portfolio waived fees amounting to $102,707 and $110,232 and reimbursed expenses amounting to $61,195 and $55,582, for the periods ended June 30, 1995 and June 30, 1994, respectively. For the period July 17, 1992 through June 30, 1993, the administrator of the Predecessor Short Bond Portfolio waived fees amounting to $64,580. If all expenses had been borne, the expense ratios would have been 1.05%, 1.02% and 0.66% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income ratios would have been 5.60%, 4.25% and 5.22% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income on a per share basis would have been $0.53, $0.43 and $0.49 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively.
(***) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.
         Total investment return does not reflect sales load on Investor
         Shares.
(****)   Annualized.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)



                                                           INTERMEDIATE GOVERNMENT PORTFOLIO
                                                           ---------------------------------
                                                                 INVESTOR A SHARES
                                                               --------------------
                                                                                                   FOR THE
                                                                                                    PERIOD
                                                   YEAR            YEAR            YEAR            5/11/92(1)
                                                   ENDED           ENDED           ENDED           THROUGH
                                                  9/30/95         9/30/94         9/30/93          9/30/92
                                                  -------         -------         -------          -------
Net asset value at beginning
  of period                                                         $10.60          $10.46           $10.05
                                                                    ------          ------           ------
Income from investment
  operations
  Net investment income                                               0.53            0.54             0.24
  Net gain (loss) on
    investments (both
    realized and unrealized)                                         (0.87)           0.16             0.41
                                                                    ------          ------           ------
         Total from investment
           operations                                                (0.34)           0.70             0.65
                                                                     ------          ------           ------
Less distributions
  Distributions from net
    investment income                                                (0.52)          (0.54)           (0.24)
  Distributions from net
    realized capital gains                                           (0.10)          (0.02)              --
                                                                    ------          ------           ------
         Total distributions                                         (0.62)          (0.56)           (0.24)
                                                                    ------          ------           ------
Net asset value at end of
  period                                                            $ 9.64          $10.60           $10.46
                                                                    ======          ======           ======
Total return                                                         (3.36)%(3)       6.84%(3)         6.64%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                  $8,508          $7,666           $1,484
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                                         0.65%           0.76%            0.80%(2)
    Before advisory/
      administration fee
      waivers                                                         1.05%           0.84%            0.80%(2)
  Ratios of net investment
    income to average net
    assets
    After advisory/
     administration fee
     waivers                                                          5.24%           5.19%            5.28%(2)
    Before advisory/
     administration fee
     waivers                                                          4.84%           5.11%            5.28%(2)
  Portfolio turnover rate                                                9%             80%              38%

(1)  Commencement of operations.
(2)  Annualized.
(3)  Sales load not reflected in total return.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)


                                                 INTERMEDIATE BOND PORTFOLIO
                                                 ---------------------------
                                                      INVESTOR A SHARES
                                                     -------------------
                                                                     FOR THE
                                                                      PERIOD
                                                  YEAR               5/20/94(1)
                                                  ENDED              THROUGH
                                                 9/30/95             9/30/94
                                                 -------             -------
Net asset value at beginning
  of period                                                             $ 9.23
                                                                        ------
Income from investment
  operations
  Net investment income                                                   0.20
  Net gain (loss) on
    investments (both
    realized and unrealized)                                             (0.17)
                                                                        ------
         Total from investment
           operations                                                     0.03
                                                                        ------
Less distributions
  Distributions from net
    investment income                                                    (0.21)
  Distributions from net
    realized capital gains                                                  --
                                                                        ------
         Total distributions                                             (0.21)
                                                                        ------
Net asset value at end
  of period                                                             $ 9.05
                                                                        ======
Total return                                                              0.31%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                      $   87
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                                             0.85%(2)
    Before advisory/
      administration fee
      waivers                                                             1.28%(2)
  Ratios of net investment
    income to average net
    assets
    After advisory/
      administration fee
      waivers                                                             5.35%(2)
    Before advisory/
      administration fee
      waivers                                                             4.92%(2)
Portfolio turnover rate                                                     92%

(1)  Commencement of operations.
(2)  Annualized.
(3)  Sales load not reflected in total return.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         THE CORE BOND PORTFOLIO+
                                                                                         -----------------------
                                                                                YEAR              YEAR     DECEMBER 9, 1992(*)
                                                                               ENDED             ENDED           THROUGH
                                                                           JUNE 30, 1995     JUNE 30, 1994     JUNE 30, 1993
                                                                        -------------------  -------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . . . . . . . . . . . . . . .    $ 9.36           $ 10.37          $ 10.00
                                                                                              -------          -------
  Net investment income (net of $.004, $.003 and
    $.001, respectively, of interest expense)(**) . . . . . . . . . . . .      0.62              0.55             0.32
  Net realized and unrealized gains
    on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.50             (0.60)            0.37
                                                                             ------           -------          -------
Net (decrease) increase
    from investment operations  . . . . . . . . . . . . . . . . . . . . .      1.12             (0.05)           0.69
                                                                             ------           -------          -------
Dividends from net investment income  . . . . . . . . . . . . . . . . . .     (0.62)            (0.55)           (0.32)
Distributions from net realized capital gains . . . . . . . . . . . . . .     (0.01)            (0.41)
                                                                             ------           -------
     Total dividends and distributions  . . . . . . . . . . . . . . . . .     (0.63)            (0.96)           (0.32)
                                                                             ------           -------          -------

Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . .   $  9.85           $  9.36          $ 10.37
                                                                            =======           =======          =======

TOTAL INVESTMENT RETURN (***) . . . . . . . . . . . . . . . . . . . . . .     11.79%           (0.69)%            6.88%
RATIOS TO AVERAGE NET ASSETS:
Expenses (*)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.55%             0.55%            0.55%(****)
Net investment income (**)  . . . . . . . . . . . . . . . . . . . . . . .      6.62%             5.61%            5.57%(****)

SUPPLEMENTAL DATA:
Average net assets (in thousands) . . . . . . . . . . . . . . . . . . . .   $16,247            $9,702           $6,622
Portfolio turnover  . . . . . . . . . . . . . . . . . . . . . . . . . . .       435%              722%             354%
Net assets, end of period (in thousands)  . . . . . . . . . . . . . . . .   $32,191           $12,507           $7,803

-------------------------------------------------------------------------------

+ This Portfolio commenced operations on December 9, 1992 as the Core Fixed Income Portfolio, a separate investment portfolio (the "Predecessor Core Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January __, 1996, the assets and liabilities of the Predecessor Core Bond Portfolio were transferred to this Portfolio, which had no prior operating history.

(*)      Commencement of investment operations.

(**) The investment adviser of the Predecessor Core Bond Portfolio waived fees amounting to $56,894, $34,010 and $24,761 and reimbursed expenses amounting to $137,364, $137,179 and $0 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The administrator of the Predecessor Core Bond Portfolio waived fees amounting to $32,500 and $3,701 for the periods ended June 30, 1994 and June 30, 1993, respectively. For the period ended June 30, 1993, the custodian and transfer agent of the Predecessor Core Bond Portfolio waived fees amounting to $24,272 and $17,283, respectively. If the Predecessor Core Bond Portfolio had borne all expenses for the periods ended June 30, 1995, 1994 and 1993, the expense ratios would have been 1.75%, 2.65% and 2.44%, respectively; the net investment income ratios would have been 5.43%, 3.51% and 3.68%, respectively; and the net investment income on a per share basis would have been $0.51, $0.34 and $0.22, respectively.

(***) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date. Total investment return does not reflect sales load on Investor Shares.

(****)   Annualized.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  GOVERNMENT INCOME PORTFOLIO
                                                      INVESTOR A SHARES
                                                  ----------------------------
                                                            FOR THE
                                                             PERIOD
                                                           12/__/94(1)
                                                            THROUGH
                                                            9/30/95
Net asset value at beginning
  of period
Income from investment
  operations
  Net investment income
  Net gain (loss) on
    investments (both
    realized and unrealized)
         Total from investment
           operations
Less distributions
  Distributions from net
    investment income
  Distribution in excess
    of net investment income
  Distributions from net
    realized capital gains
  Distributions in excess
    of net realized gains
         Total distributions
Net asset value at end
  of period
Total return
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)
  Ratios of expenses to
    average net assets
  After advisory/
   administration fee waivers
  Before advisory/
   administration fee waivers
  Ratios of net investment
    income to average net
    assets
  After advisory/
   administration fee waivers
  Before advisory/
   administration fee waivers
  Portfolio turnover rate

(1)  Commencement of operations.
(2)  Annualized.
(3)  Sales load not reflected in total return.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    MANAGED INCOME PORTFOLIO
                                                                                    ------------------------
                                                                                        INVESTOR A SHARES
                                                                                    ------------------------
                                                                                                                    FOR THE
                                                                                                                    PERIOD
                                                                          YEAR          YEAR          YEAR         2/05/92(1)
                                                                         ENDED         ENDED         ENDED          THROUGH
                                                                        9/30/95       9/30/94       9/30/93         9/30/92
                                                                        -------       -------       -------         -------
Net asset value at beginning
  of period                                                                            $ 11.18        $10.74        $10.40
                                                                                       -------        ------        ------
Income from investment
  operations
  Net investment income                                                                   0.57          0.66          0.46
  Net gain (loss) on
    investments (both
    realized and unrealized)                                                             (1.19)         0.57          0.34
                                                                                       -------        ------        ------
         Total from investment
           operations                                                                    (0.62)         1.23          0.80
                                                                                       -------        ------        ------
Less distributions
  Distributions from net
    investment income                                                                    (0.60)        (0.66)        (0.46)
  Distribution in excess
    of net investment income                                                             (0.02)           --            --
  Distributions from net
    realized capital gains                                                               (0.14)        (0.13)           --
  Distributions in excess
    of net realized gains                                                                (0.01)           --            --
                                                                                       -------        ------        ------
         Total distributions                                                             (0.77)        (0.79)        (0.46)
                                                                                       -------        ------         -----
Net asset value at end
  of period                                                                            $  9.79        $11.18        $10.74
                                                                                       =======        ======        ======
Total return                                                                             (5.76)%(3)    12.13%(3)      7.86%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                     $10,921        $7,252        $1,417
  Ratios of expenses to
    average net assets
  After advisory/
   administration fee waivers                                                             1.00%         0.84%         0.80%(2)
  Before advisory/
   administration fee waivers                                                             1.22%         0.88%         0.80%(2)
  Ratios of net investment
    income to average net
    assets
  After advisory/
   administration fee waivers                                                             5.66%         6.09%         6.28%(2)
  Before advisory/
   administration fee waivers                                                             5.44%         6.05%         6.28%(2)
  Portfolio turnover rate                                                                   61%           72%           56%

(1)  Commencement of operations.
(2)  Annualized.
(3)  Sales load not reflected in total return.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          INTERNATIONAL BOND PORTFOLIO+
                                                                          -----------------------------

                                                  Period         Year           Year            Year           Period
                                                  Ended          Ended          Ended           Ended          Ended
                                                  8/31/95        2/28/95        2/28/94         2/28/93        2/28/92**
                                                  -------        -------        -------         -------        ---------
Net asset value at beginning
  of period                                                       $10.75         $11.76          $10.21          $10.00
                                                                  ------         ------          ------          ------
Income from investment
  operations
  Net investment income                                             0.62           0.65            0.52            0.31
  Net (loss) gain on
    investments (both
    realized and unrealized)                                       (0.48)          0.46            0.47            0.26
                                                                  ------          -----          ------          ------
         Total from investment
           operations                                              (0.14)          1.11            0.99            0.57
                                                                  ------         ------          ------          ------
Less distributions
  Distributions from net
    investment income                                              (0.13)         (0.90)          (0.30)            --
  Distributions from net
    realized capital gains                                         (0.24)         (0.22)          (0.14)          (0.06)
                                                                  ------         ------          ------          ------
  In Excess of Net Realized Gains                                    --             --              --            (0.30)
         Total distributions                                       (0.37)          1.12           (0.44)          (0.36)
                                                                  ------         ------          ------          ------
Net asset value at end of
  period                                                          $10.52         $10.75          $10.76          $10.21
                                                                  ======         ======          ======          ======

Total return***                                                     1.50%         10.24%           9.55%           8.92%*

Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                               $45,657        $46,888         $38,257         $27,744
  Ratios of expenses to
    average net assets                                              1.24%          1.38%           1.30%           1.33%*
    Excluding waivers                                               1.24%          1.38%           1.30%           1.37%*
  Ratios of net investment
    income to average net
    assets                                                          5.96%          6.00%           6.31%           6.79%*
    Excluding waivers                                               5.96%          6.00%           6.31%           6.75%*
Portfolio turnover rate                                           130.64%        128.14%         115.25%         110.13%


------------------------------------------
+This Portfolio commenced operations on July 1, 1991 as the Compass International Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of The Compass Capital Group of Funds, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history.

*   Annualized.

**  Commenced operations on July 1, 1991.

*** Total return does not reflect sales load.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)






                                                                   TAX-FREE INCOME PORTFOLIO
                                                                   -------------------------
                                                                      INVESTOR A SHARES
                                                                      -----------------
                                                                                                          FOR THE
                                                                                                           PERIOD
                                                         YEAR         YEAR        YEAR         YEAR         YEAR      5/14/90(1)
                                                        ENDED        ENDED        ENDED       ENDED        ENDED       THROUGH
                                                       9/30/95      9/30/94      9/30/93     9/30/92      9/30/91      9/30/90
                                                       -------      -------      -------     -------      -------      -------
Net asset value at beginning
  of period                                                         $11.31        $10.60       $10.33      $ 9.91       $10.00
                                                                    ------        ------       ------      ------       ------
Income from investment
  operations
  Net investment income                                               0.48          0.55         0.58        0.64         0.25
  Net gain (loss) on
    investments (both
    realized and unrealized)                                         (0.93)         0.83         0.49        0.46        (0.11)
                                                                    ------        ------       ------      ------       ------
    Total from investment
      operations                                                     (0.45)         1.38         1.07        1.10         0.14
                                                                    ------        ------       ------      ------       ------
Less distributions
  Distributions from net
    investment income                                                (0.48)        (0.55)       (0.59)      (0.66)       (0.23)
  Distributions from net
    realized capital gains                                           (0.34)        (0.12)       (0.21)      (0.02)          --
                                                                    ------        ------       ------      ------       ------
    Total distributions                                              (0.82)        (0.67)       (0.80)      (0.68)       (0.23)
                                                                    ------        ------       ------      ------       ------
Net asset value at end of
  period                                                            $10.04        $11.31       $10.60      $10.33       $ 9.91
                                                                    ======        ======       ======      ======       ======
Total return                                                         (4.19)%(3)    13.48%(3)    10.67%(3)   11.40%(3)     1.40%(3)
Ratios/Supplemental data
  Net assets at end of
    period (in thousands)                                           $6,972        $7,831       $7,349      $3,510       $4,044
  Ratios of expenses to
    average net assets
    After advisory/
      administration fee
      waivers                                                         0.95%         0.57%        0.53%       1.00%        1.00%(2)
    Before advisory/
      administration fee
      waivers                                                         2.18%         1.36%        1.67%       1.89%        1.70%(2)
  Ratios of net investment
    income to average net
    assets
    After advisory/
      administration fee
      waivers                                                         4.53%         5.06%        5.56%       6.23%        6.56%(2)
    Before advisory/
      administration fee
      waivers                                                         3.30%         4.27%        4.42%       5.34%        5.86%(2)
  Portfolio turnover rate                                               40%           71%          38%         95%          18%

(1)  Commencement of operations.
(2)  Annualized.
(3)  Sales load not reflected in total return.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                             PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                                                             --------------------------------------
                                                                                       INVESTOR A SHARES
                                                                                       -----------------

                                                                                                               FOR THE
                                                                                                                PERIOD
                                                                           YEAR               YEAR             12/1/92(1)
                                                                          ENDED              ENDED             THROUGH
                                                                         9/30/95            9/30/94            9/30/93
                                                                         -------            -------            -------
Net asset value at beginning
  of period                                                                                   $ 10.70          $ 10.00
                                                                                              -------          -------
Income from investment operations
  Net investment income                                                                          0.52             0.42
  Net gain (loss) on investments
    (both realized and unrealized)                                                              (0.85)            0.73
                                                                                              -------          -------
         Total from investment
           operations                                                                           (0.33)            1.15
                                                                                               -------          -------
Less distributions
  Distributions from net
    investment income                                                                           (0.52)           (0.42)
  Distributions from net realized
    capital gains                                                                               (0.03)           (0.03)
                                                                                              -------          -------
         Total distributions                                                                    (0.55)           (0.45)
                                                                                              -------          -------
Net asset value at end of period                                                              $  9.82          $ 10.70
                                                                                              =======          =======
Total return                                                                                    (3.06)%(3)       11.69%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                            $46,563          $35,934
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                                                0.41%            0.07%(2)
    Before advisory/administration
      fee waivers                                                                                1.01%            0.95%(2)
  Ratios of net investment
    income to average net assets
    After advisory/administration
      fee waivers                                                                                5.06%            5.19%(2)
    Before advisory/administration
      fee waivers                                                                                4.46%            4.31%(2)
Portfolio turnover rate                                                                            30%              40%

(1)  Commencement of operations.
(2)  Annualized.
(3)  Sales load not reflected in total return.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                   THE NEW JERSEY TAX-FREE INCOME PORTFOLIO+

                                            Period         Year          Year         Year           Period
                                            Ended          Ended         Ended        Ended          Ended
                                            8/31/95        2/28/95       2/28/94      2/28/93        2/28/92**
                                            -------        -------       -------      -------        ---------
Net asset value at beginning
  of period                                  $10.94        $11.31        $11.30        $10.46        $10.00
                                             ------        ------        ------        ------        ------
Income from investment
  operations
  Net investment income                        0.25          0.51          0.54          0.52          0.34
  Net (loss) gain on
    investments (both
    realized and unrealized)                   0.28         (0.36)         0.04          0.85          0.45
                                               ----        ------         -----        ------        ------
         Total from investment
           operations                          0.53          0.15          0.58          1.37          0.79
                                               ----        ------        ------        ------        ------
Less distributions
  Distributions from net
    investment income                         (0.25)        (0.51)        (0.54)        (0.53)        (0.33)
  Distributions from net
    realized capital gains                     ----         (0.01)        (0.03)          --            --
                                               ----        ------        ------        ------        ------
         Total distributions                  (0.25)        (0.52)        (0.57)        (0.53)        (0.33)
                                              ------       ------        ------        ------        ------
Net asset value at end of
  period                                     $11.22        $10.94        $11.31        $11.30        $10.46
                                             ======        ======        ======        ======        ======

Total return                                  4.90%         1.49%          5.18%        13.48%        12.33%*

Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                          $97,752       $96,857      $111,354       $47,169       $10,673
  Ratios of expenses to
    average net assets                         0.88%*        0.79%         0.38%         0.48%         0.52%*
    Excluding waivers                          0.88%*        0.87%         0.86%         1.04%         1.29%*
  Ratios of net investment
    income to average net
    assets                                     4.51%*        4.71%         4.75%         5.04%         5.35%*
    Excluding waivers                          4.51%*        4.63%         4.27%         4.48%         4.58%*
Portfolio turnover rate                       18.47%        28.43%        12.05%        16.09%         0.00%


------------------------------------------

+This Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Bond Fund, a separate investment portfolio (the "Predecessor New Jersey Tax-Free Income Portfolio") of The Compass Capital Group of Funds, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor New Jersey Tax-Free Income Portfolio were transferred to this Portfolio, which had no prior operating history.

*   Annualized.

**  Commenced operations on July 1, 1991.

*** Total return does not reflect sales load.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                     OHIO TAX-FREE INCOME PORTFOLIO
                                                                     ------------------------------
                                                                             INVESTOR A SHARES
                                                                             -----------------
                                                                                                   FOR THE
                                                                                                   PERIOD
                                                                  YEAR             YEAR           12/1/92(1)
                                                                  ENDED            ENDED           THROUGH
                                                                 9/30/95           9/30/94          9/30/93
                                                                 -------           -------          -------
Net asset value at beginning
  of period                                                                        $10.53           $10.00
                                                                                   ------           ------
Income from investment operations
  Net investment income                                                              0.53             0.36
  Net gain (loss) on
    investments (both realized
    and unrealized)                                                                 (0.91)            0.53
                                                                                   ------           ------
         Total from investment
           operations                                                               (0.38)            0.89
                                                                                    ------           ------
Less distributions
  Distributions from net
    investment income                                                               (0.53)           (0.36)
  Distributions from net
    realized capital gains                                                          (0.02)              --
                                                                                   ------           ------
         Total distributions                                                        (0.55)           (0.36)
                                                                                   ------           ------
Net asset value at end of period                                                   $ 9.60           $10.53
                                                                                   ======           ======
Total return                                                                        (3.75)%(3)        9.10%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                 $3,825           $2,386
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                                    0.10%            0.07%(2)
    Before advisory/administration
      fee waivers                                                                    1.49%            2.58%(2)
  Ratios of net investment
    income to average net assets
    After advisory/administration
      fee waivers                                                                    5.18%            4.90%(2)
    Before advisory/administration
      fee waivers                                                                    3.79%            2.39%(2)
Portfolio turnover rate                                                                61%              36%

(1)  Commencement of operations.
(2)  Annualized.
(3)  Sales load not reflected in total return.

                            WHAT ARE THE PORTFOLIOS?


         The COMPASS CAPITAL FUNDS have been structured to include many different investment styles across the spectrum of fixed income investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

         The Bond Portfolios of the COMPASS CAPITAL FUNDS consist of eleven investment products that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Seven of these portfolios invest solely in taxable bonds, and four of these portfolios invest in tax exempt bonds.

         In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.



==================================================================================================
                Portfolio                                   Investment Objective
                ---------                                   --------------------
--------------------------------------------------------------------------------------------------
  Short Government Bond                  To seek to realize a rate of return that exceeds the
                                         total return of the Merrill Lynch 1-3 year Treasury
                                         Index.
--------------------------------------------------------------------------------------------------
  Intermediate Government,               To seek current income consistent with the preservation
  Intermediate Bond, Government          of capital.
  Income, Managed Income and
  International Bond
--------------------------------------------------------------------------------------------------
  Core Bond                              To realize a total rate of return that exceeds the
                                         total return of the Lehman Brothers Aggregate Index
                                         consistent with the preservation of capital and prudent
                                         investment management.
--------------------------------------------------------------------------------------------------
  Tax-Free Income, Pennsylvania Tax-     To seek as high a level of current income exempt from
  Free Income, New Jersey Tax-Free       Federal income tax and, to the extent possible for each
  Income and Ohio Tax-Free Income        State-Specific Municipal Portfolio, income tax of the
                                         specific state in which the Portfolio concentrates, as
                                         is consistent with preservation of capital.
==================================================================================================

                WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?


Portfolio
Characteristics:
------------------------------------------------------------------------------------------------------------------
                           Performance Benchmark*     Dollar-Weighted      Credit Quality               Min
         Portfolio                                        Average           Concentration         Credit Quality
                                                         Maturity
                                                       (Approximate)
------------------------------------------------------------------------------------------------------------------
   Short Gov't Bond            Merrill 1-3 Year           3-5 Years          Gov't/Agency                AAA
                               Treasury Index
------------------------------------------------------------------------------------------------------------------
   Intermediate Gov't          Lehman Brothers          5-10 Years          Gov't/Agency                AAA
                             Intermediate Gov't
------------------------------------------------------------------------------------------------------------------
   Intermediate Bond           Lehman Brothers          5-10 Years        Investment Grade              BBB
                           Intermediate Gov't/Corp                            Spectrum
------------------------------------------------------------------------------------------------------------------
   Core Bond                  Lehman Aggregate          5-10 Years        Investment Grade              BBB
------------------------------------------------------------------------------------------------------------------
                                                                              Spectrum
   Gov't Income            Lehman Mortgage/10 Year      10-15 Years         Gov't/Agency                AAA
                                  Treasury
------------------------------------------------------------------------------------------------------------------
   Managed Income                Salomon BIG            5-10 Years        Investment Grade              BBB
                                                                              Spectrum
------------------------------------------------------------------------------------------------------------------
   International Bond      Salomon Non-U.S. Hedged      5-15 Years        Investment Grade       Below Investment
                            Government Bond Index                             Spectrum                 Grade
------------------------------------------------------------------------------------------------------------------
   Tax-Free                 Lehman Municipal Bond       10-15 Years       Investment Grade              BBB
                                    Index                                     Spectrum
------------------------------------------------------------------------------------------------------------------
   PA Tax-Free              Lehman Local GO Index       10-15 Years       Investment Grade              BBB
                                                                              Spectrum
------------------------------------------------------------------------------------------------------------------
   NJ Tax-Free                Lehman 10 Year GO         10-15 Years       Investment Grade              BBB
                                                                              Spectrum
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
      OH Tax-Free              Lehman Local GO Index       10-15 Years       Investment Grade              BBB
                                                                                 Spectrum
------------------------------------------------------------------------------------------------------------------

* For more information on a Portfolio's Benchmark, see the Appendix at the back of this Prospectus.

                WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?


 Yes: The Fund will hold a significant concentration of these securities at all times.

 Elig: The Fund maypurchase these securities, but they may or may not be a significant holding at a given time.

 Temp. The Fund may purchase these securities but under normal market conditions is not expected to do so

 No:  The Fund may not purchase these securities.

-----------------------------------------------------------------------------------------------------------------------------------
                          Treasuries     Agencies      Agency      Non Agency/     Corp.      ABS        Foreign        Municipals
                                                       MBS         Commercial                            Securities/
                                                                   MBS                                   Currency Risk
-----------------------------------------------------------------------------------------------------------------------------------
 Short Gov't Bond         Yes            Yes           Yes         No              Elig.      Elig.      No             Elig.
-----------------------------------------------------------------------------------------------------------------------------------
 Intermediate Gov't       Yes            Yes           Yes         No              Yes        Elig.      No             Elig.
-----------------------------------------------------------------------------------------------------------------------------------
 Intermediate Bond        Yes            Yes           Yes         Elig.           Yes        Yes        No             Elig.
-----------------------------------------------------------------------------------------------------------------------------------
 Core Bond                Yes            Yes           Yes         Elig.           Yes        Yes        No             Elig.
-----------------------------------------------------------------------------------------------------------------------------------
 Gov't Income             Yes            Yes           Yes         Elig.           Yes        Yes        No             Elig.
-----------------------------------------------------------------------------------------------------------------------------------
 Managed Income           Yes            Yes           Yes         Elig.           Yes        Yes        Elig.          Elig.
-----------------------------------------------------------------------------------------------------------------------------------
 International Bond       Yes            Yes           Elig.       Elig.           Elig.      Elig.      Yes            Elig.
-----------------------------------------------------------------------------------------------------------------------------------
 Tax-Free                 Temp.          No            No          No              No         No         No             Yes
-----------------------------------------------------------------------------------------------------------------------------------
 PA Tax-Free              Temp.          No            No          No              No         No         No             Yes
-----------------------------------------------------------------------------------------------------------------------------------
 NJ Tax-Free              Temp.          No            No          No              No         No         No             Yes
-----------------------------------------------------------------------------------------------------------------------------------
 OH Tax Free              Temp.          No            No          No              No         No         No             Yes
-----------------------------------------------------------------------------------------------------------------------------------

               WHAT ARE THE PORTFOLIOS' FUNDAMENTAL LIMITATIONS?


         A Portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). The following descriptions summarize several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information.

No Portfolio may:

         (1) purchase securities (except U.S. Government Securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

         (3) in the case of each Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or, for each State-Specific Municipal Portfolios, in AMT Paper, except during defensive periods or during periods of unusual market conditions.

         Restriction 1 does not apply to the State-Specific Municipal Portfolios. Instead, as a non-fundamental investment restriction, each State-Specific Municipal Portfolio will not invest in securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities and related repurchase agreements).

The investment limitations stated above are applied at the time investment securities are purchased.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. If the Fund determines that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.


                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         INVESTMENT QUALITY. Securities acquired by the Short Government Bond Portfolio, Intermediate Government Portfolio and Government Income Portfolio (the "Government Portfolios") will be rated in the highest rating category at the time of purchase or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities acquired by the other Portfolios will be rated investment grade at the time of purchase (within the four highest voting categories by S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by a Portfolio's sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteristics. The International Bond Portfolio may also invest up to 5% of its net assets in securities rated below the investment grade (commonly referred to as "junk bonds") or in comparable unrated securities. If a security is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

         INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Government Portfolios will invest at least 65% of their net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements during normal market conditions. Under normal market conditions, the International Bond Portfolio will invest at least 65% of its net assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (together with the "State-Specific Tax-Free Portfolios" called the "Tax-Free Portfolios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities ("Municipal Obligations"). In addition, each State-Specific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name. The Tax-Free Income Portfolio intends to invest less than 25% of its net assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

         FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. The Managed Income Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers and may hold from time to time various foreign currencies pending their investment or conversion into U.S. dollars. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

         A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock

Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         [Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the European Currency Unit (ECU); (f) foreign corporate debt securities and commercial paper; and (g) private placements. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.]

         [To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures securities. Such instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.]

         The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

         MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

         Each Tax-Free Portfolio may invest up to 20% of its total assets in private activity bonds the interest on which is an item of tax preferences for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

         The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfolios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

         Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. Each Tax-Free Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         The Tax-Free Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interest in trust and partnership interest. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Tax-Free Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its investment adviser and sub-adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         [The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates; (iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive investment strategies.]

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios may purchase securities that are secured or backed by mortgages as well as other assets (e.g., automobile loans and credit card receivables). These mortgage-related and asset-backed securities may be issued by the U.S. Government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

         The Portfolios may acquire several types of mortgage-related securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-related or asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if one of these securities is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and asset-backed securities will be based on estimates of average life which take prepayments into account.

         Prepayments on mortgage-related and asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of a mortgage-related or asset-backed security generally will decline; however, when interest rates decline, the value of these securities that have prepayment features may not increase as much as that of other fixed income securities.

         STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Fund's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's per share net asset value.

         Each Portfolio may invest in zero coupon bonds, which are normally issued at a significant discount from free value and do not provide for periodic interest payments. Zero coupon bonds may experience greater volatility in market value than debt obligations which provide for regular interest payments.

         CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Portfolios, may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

         U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

         Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctuations, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

         OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Bond Portfolio, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of the Fund's total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options is 5% or less of its net assets.

         Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contracts, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid high grade assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

         The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."

         GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

         REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are in substance loans. Default by or bankruptcy of the seller would, however, expose a Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is authorized to make limited borrowings. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios (except the Tax-Free Portfolios) may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.
In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an additional 5% of its total assets for temporary purposes.

         INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Portfolio's sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

         DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing such securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time that a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. government securities or other liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

         Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted and the instruments which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held when the Portfolio is able to complete the purchase. Successful use of mortgage dollar rolls may depend upon a sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

         SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios expect to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

         PORTFOLIO TURNOVER RATES. Under normal market conditions it is expected that the annual portfolio turnover rate for each Portfolio will not
exceed [   ].  A Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio.

         INTEREST RATE RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.


         STATE-SPECIFIC MUNICIPAL PORTFOLIOS-ADDITIONAL RISK CONSIDERATIONS. The concentration of investments by the State Specific Municipal Portfolios in State-Specific Obligations raises special investment considerations. In particular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Consideration Regarding State- Specific Obligations" in the Statement of Additional Information.

         Pennsylvania. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January, but the Commonwealth is likely to continue to show fiscal restraint.

         New Jersey.  [To Follow.]

         Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the national figure of 5.5%. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio Municipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.


WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISERS

         The Adviser to the COMPASS CAPITAL FUNDS is PNC Asset Management Group. Each of the Portfolios within the Compass Capital Fund Family, except the International Bond Portfolio, is managed by an experienced portfolio manager who is a member of one of PNC Asset Management Group's distinguished fixed income portfolio management subsidiary, BlackRock Financial Corporation, Inc. The sub-adviser of the International Bond Portfolio is Morgan Grenfell Investment Services Limited.

         The eleven portfolios and their investment sub-advisers and portfolio managers are as follows:

Compass Capital Portfolio     Investment Sub-Adviser        Portfolio Manager
-------------------------     ----------------------        -----------------
Short Government Bond             BlackRock(1)              Robert S. Kapito; Vice Chairman of BlackRock since 1988; Portfolio co-
                                                            manager since 1995.

                                                            Michael P. Lustig; Vice President of BlackRock since 1989; Portfolio co-
                                                            manager since 1995.

                                                            Scott Amero; Managing Director of BlackRock since 1990; Portfolio co-
                                                            manager since 1995.

Intermediate Government           BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero (see above); Messrs.
                                                            Kapito, Lustig and Amero have been Portfolio co-managers since 1995.

Intermediate Bond                 BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero (see above); Messrs.
                                                            Kapito, Lustig and Amero have been Portfolio co-managers since 1995.

Core Bond                         BlackRock(1)              Scott Amero (see above); Mr. Amero has been Portfolio manager since
                                                            ______________.

Government Income                 BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero (see above); Messrs.
                                                            Kapito, Lustig and Amero have been Portfolio co-managers since 1995.

Managed Income                    BlackRock(1)              Robert S. Kapito, Michael P. Lustig and Scott Amero (see above); Messrs.
                                                            Kapito, Lustig and Amero have been Portfolio co-managers since 1995.

International Bond                Morgan Grenfell(2)        Martin A. Hill; Director of Morgan Grenfell since 1991; Portfolio manager since _______.

Tax-Free Income                   BlackRock(1)              Kevin Klingert; portfolio manager at BlackRock since 1991; prior to joining BlackRock, Assistant Vice President, Merrill, Lynch, Pierce,
                                                            Fenner & Smith; Portfolio manager since 1995.

Pennsylvania Tax-Free             BlackRock(1)              Kevin Klingert (see above); Portfolio manager since 1995.

New Jersey Tax-Free               BlackRock(1)              Kevin Klingert (see above); Portfolio manager since 1995.

Ohio Tax-Free                     BlackRock(1)              Kevin Klingert (see above); Portfolio manager since 1995.


-------------------
(1) BlackRock Financial Corporation, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.
(2) Morgan Grenfell Investment Services Limited ("Morgan Grenfell") has its primary offices at 20 Finsbury Circus, London ECZM, 1NB England.


         PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. Morgan Grenfell is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate.

         For their investment advisory and sub-advisory services, PAMG and the portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth in the following table. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                                                          ANNUAL CONTRACTUAL FEE RATE
                                     --------------------------------------------------------------------------
                                           EACH PORTFOLIO
                                       EXCEPT THE INTERNATIONAL
                                           BOND PORTFOLIO                     INTERNATIONAL BOND PORTFOLIO
                                       ------------------------            ------------------------------------

                                     INVESTMENT      SUB-ADVISORY              INVESTMENT      SUB-ADVISORY
                                    ADVISORY FEE         FEE                  ADVISORY FEE          FEE
                                    ------------     ------------             ------------     ------------
AVERAGE DAILY NET ASSETS
------------------------

first $1 billion                         .50%           .35%                     .55%                .40%
$1 billion--$2 billion                   .45            .30                      .50                 .35
$2 billion--$3 billion                  .425           .275                     .475                .325
greater than $3 billion                  .40            .25                      .45                 .30

         For their last fiscal year, the Portfolios paid investment advisory fees at the following annual rates after voluntary fee waivers: Managed Income Portfolio .35%; Tax-Free Income Portfolio 0%; Intermediate Government Portfolio
 .20%; Ohio Tax-Free Income Portfolio 0%; Pennsylvania Tax-Free Income Portfolio .27%; New Jersey Tax-Free Income Portfolio .___%; Short Government Bond
Portfolio .___%; Core Bond Portfolio .___%; Intermediate Bond Portfolio .25%; Government Income Portfolio 0%; and International Bond Portfolio _______.

         Brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") (the "Administrators") serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, CCGI is entitled to a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

DISTRIBUTION AND SERVICE PLAN

         Under the Fund's Distribution Service Plan, Investor Shares of the Portfolios bear the expense of payments ("distribution fees") made to PDI, as the Fund's distributor (the "Distributor") or affiliates of PNC Bank for distribution and sales support services. The distribution fees will be used primarily to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organizations") for sales support services and related expenses. Distribution fees payable under the Plan will not exceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares and .75% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor B Shares and Investor C shares.

Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses).

         Under the Plan, the Fund intends to enter into service agreements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations will provided general shareholder liaison services. In consideration for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations will provide sub-accounting and sub-transfer agency services.

         Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

EXPENSES

         Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, distribution and servicing fees, fees and expenses in registering and qualifying the Portfolios and their Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.


              WHAT PRICING OPTIONS ARE AVAILABLE ACROSS THE FUND?

The Bond Portfolios of the Compass Capital Funds offer three different pricing options to investors in the form of three different share classes. These options are described below:

A-Shares (Front-End Load)
*        One time, front-end sales charge at time of purchase
*        No charges or fees at any time for redeeming shares
*        Lower on-going expenses
*        Free exchanges between other A-shares in the Compass Capital Fund
         Family.

A-shares may make sense for investors with a long term perspective who want to avoid higher expenses and higher on-going fees.

B-Shares (Back-End Load)
*        No front-end sales charge at time of purchase
* Contingent deferred sales charge (CDSC) if shares are redeemed, declining over [7] years, from a high of 4.50%.
*        Automatically convert to A-Shares [7] years from purchase.

B-shares may make sense for investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.

C Shares (Level Load)
*        Low front-end sales charge of 1.00%
* Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

C-shares may make sense for shorter term (relative to both B- and A-shares) investors who prefer to pay for professional investment advice on an on-going basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within [7] years of purchase.

The pricing options for each Portfolio are described in the tables below:

                                           A Shares             B Shares                C Shares
                                           --------             --------                --------
Maximum Front-End Sales Charge              3.75%                 0.00%                  1.00%

12b-1 Fee                                   0.00%*                0.75%                  0.75%

CDSC (Redemption Charge)                    0.00%              4.50%-0.00%               1.00%
                                                            (Depends on when     (If redeemed within 12
                                                          shares are redeemed)    months of purchase)

--------------------
* The Portfolios do not expect to incur any 12b-1 fees with respect to the Investor A Shares for the current fiscal year.

Investors wishing to purchase or redeem shares of the Funds may do so either by mailing the investment application attached to this Prospectus along with a check or by wiring money as specified below.

        WHAT ARE THE KEY CONSIDERATIONS IN SELECTING A PRICING OPTION?

         In deciding which class of Shares to purchase, investors should consider the following:

         Intended Holding Period. Over time, the cumulative distribution fees on a Portfolio's Investor B and Investor C Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net asset value remains constant, the Investor B and Investor C Shares' aggregate distribution fees would be equal to the Investor A Shares' initial maximum sales charge between [___ years] after purchase in the case of each of the Portfolios. Thereafter, Investor B and Investor C Shares would bear higher aggregate expenses. Investor B shareholders, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made, and Investor C shareholders pay a low initial sales charge. Any positive investment return on the additional invested amount would partially or wholly offset the higher annual expenses borne by Investor B and Investor C Shares.

         Because the Portfolios' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

         At the end of [seven] years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvestment of dividends or distributions are also converted at the earlier of these dates - [seven] years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through reinvestment.

         Investor B Shares of the Portfolios purchased on or before [date] are subject to a CDSC of _____% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This deferred sales charge is reduced for shares held more than one year. Investor B Shares of the Portfolios purchased on or before [date] convert to Investor A Shares of a Portfolio at the end of six years after purchase. For more information about Investor B Shares purchased before [date] and the deferred sales charge payable on their redemption, call PFPC at [number].

         Investor B shareholders also pay a contingent deferred sales charge if they redeem during the first [seven] years after purchase, unless a sales charge waiver applies. Similarly, Investor C shareholders pay a contingent deferred sales charge if they redeem within the first year after purchase. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B and Investor C distribution fees, as compared with the cost of the applicable initial sales charges applicable to the Investor A Shares. Unless a reduced sales charge is applied on Investor A Shares, due to the contingent deferred sales charges that would become payable on redemption of Investor B Shares, an investor expecting to hold shares of a Portfolio for less than [___ years] would generally pay lower cumulative expenses by purchasing Investor C Shares than Investor B Shares. Because of the conversion feature on Investor B Shares, an investor expecting to hold shares more than [seven years] would generally pay lower cumulative expenses purchasing Investor B Shares than by purchasing Investor C Shares.

         Reduced Sales Charges. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for [$_______] or more of Investor B Shares. In addition, because the accumulated higher operating expenses of Investor C Shares may eventually exceed the amount of the front-end sales charge associated with Investor A Shares, investors who intend to hold their Investor Shares for an extended period of time should consider purchasing Investor A Shares.

         Waiver of Sales Charges. The entire initial sales charge on Investor A Shares of a Portfolio may be waived for certain eligible purchasers and these purchasers' entire purchase price would be immediately invested in a Portfolio. The contingent deferred sales charge may be waived upon redemption of certain Investor B Shares and Investor C Shares.


                           HOW ARE SHARES PURCHASED?

GENERAL

         Initial and subsequent purchase orders may be placed through securities brokers, dealers or financial institutions ("brokers"), or the Transfer Agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the Transfer Agent.

         The minimum investment for the initial purchase of Shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, distributor or transfer agent or employees of their affiliates is $100.

         When placing purchase orders, investors should specify whether the order is for Investor A, Investor B or Investor C Shares of a Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Investor A Shares.

PURCHASES THROUGH BROKERS

         Shares of the Portfolios may be purchased through brokers which have entered into dealer agreements with the Distributor. Purchase orders for shares in the Portfolios received by such brokers and transmitted to the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable sales charge. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolios' custodian (the "Custodian") no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

         It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders.

PURCHASES THROUGH THE TRANSFER AGENT

         Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the Transfer Agent, together with a check in at least the minimum initial purchase amount payable to the Compass Capital Funds. An Account Application Form may be obtained by calling [number]. The name of the Portfolio for which Shares are purchased must also appear on the check or [Federal Reserve Draft.] Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, the name of the account registration, and the shareholder account number. Before wiring any funds an investor must call the Portfolios at 1-800-438-5789 in order to confirm the wire instructions. Purchase orders which are received by the Transfer Agent, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day (as defined below) are priced according to the net asset value next determined on that day plus any applicable sales charge.

OTHER PURCHASE INFORMATION

         Shares of each Portfolio are sold on a continuous basis by PDI as distributor. PDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. Certificates are not issued for fractional shares. Certificates for Investor A Shares will be issued only upon request. No certificates will be issued for Investor B or Investor C Shares. Payments for Shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order or to waive the minimum initial investment requirement.


                            HOW ARE SHARES REDEEMED?

REDEMPTION

         Shareholders may redeem their Shares for cash at any time. A written redemption request in proper form must be sent directly to the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge that may be charged with respect to Investor B and Investor C Shares, there is no charge for a redemption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

         WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES, INVESTOR B SHARES OR INVESTOR C SHARES. If a redeeming shareholder owns both Investor A Shares and Investor B or Investor C Shares in the same Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise.

         Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Share-holders holding Investor A Share certificates must send their certificates with the redemption request.

Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

EXPEDITED REDEMPTIONS

         If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete.

         The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine.

ACCOUNTS WITH LOW BALANCES

         The Fund reserves the right to redeem a shareholder's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the minimum initial investment requirement amount as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         The redemption price for Shares is the net asset value per share next determined after the request for redemption is received in proper form by the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Proceeds from the redemption of Investor B and Investor C Shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed Shares is normally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem Shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                 WHAT ARE THE SHAREHOLDER FEATURES OF THE FUND?

         The COMPASS CAPITAL FUNDS offer shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

         Additional information on each of these features is available through our transfer agent at (800) xxx-xxxx.

EXCHANGE PRIVILEGE

         Investor A, Investor B and Investor C Shares of each Portfolio may be exchanged for shares of the same Class of other portfolios of the Fund, based on their respective net asset values, subject to any applicable sales charge.

         Investor A Shares of a money market portfolio of the Fund that were
(1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

         The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

         A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at
(800) 441-7762 (in Delaware call collect (302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

         If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. In order to participate in the automatic investment program or establish a systematic withdrawal plan for the new account, however, an exchanging shareholder must file a specific written request.

         Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. Brokers may charge a fee for handing exchanges.

         The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

         The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Exchange orders may also be sent by mail to the shareholder's broker or to the Transfer Agent at the address set forth in [heading].


AUTOMATIC INVESTMENT PLAN ("AIP")

         An investor in Shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount if $50.

RETIREMENT PLANS

         Portfolio Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

         The Portfolios offer a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form.

         Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved, and, therefore, is discouraged. Investor B and Investor C Shares, if any, that are redeemed in connection with the SWP are still subject to the applicable CDSC.


                WHAT IS THE SCHEDULE OF CHARGES AND EXEMPTIONS?

INVESTOR A AND INVESTOR C SHARES

         Investor A Shares are subject to a front-end sales charge determined in accordance with the following schedule:

                                                                                 REALLOWANCE
                                                                                     OR
                                                 SALES                            PLACEMENT
                                               CHARGE AS         SALES              FEES
                                              PERCENTAGE       CHARGE AS         TO DEALERS
                                                  OF           PERCENTAGE         (AS % OF
         AMOUNT OF TRANSACTION                 OFFERING          OF NET           OFFERING
         AT OFFERING PRICE                       PRICE        ASSET VALUE          PRICE)
         -----------------                       -----        -----------          ------
Less than $25,000                                 3.75%               %              3.25%
$25,000 but less than $50,000                     3.50                               3.00
$50,000 but less than $100,000                    3.00                               2.50
$100,000 but less than $250,000                   2.00                               1.50
$250,000 but less than $500,000                   1.00                                .50
$500,000 and over                                 0.00            0.00              [0.50]*

* Placement fees the Distributor may pay to dealers, provided the fees (including placement fees described below payable to dealers in connection with investments of redemption proceeds from other investment companies) do not exceed the aggregate amount of front-end sales charges, net of dealer reallowances, on Fund shares subject to a front-end sales charge. Dealers must refund a pro-rata portion of such fee if the Investor A Shares are redeemed within six months.

         Investor C Shares are subject to a front-end sales charge of 1.00% of the offering price. [The Distributor may pay placement fees to dealers of up to 0.50% of the offering price on purchase of Investor C Shares. Dealers must refund a pro-rata portion of this fee if the Investor C Shares are redeemed within six months.] In addition, Investor C Shares are subject to a deferred sales charge if redeemed within 12 months of purchase of 1.00% based on the lesser of the net asset value of the Investor C Shares of the purchase date or redemption date.

         During special promotions, the entire sales charge may be reallowed to dealers. In addition, certain dealers who enter into an agreement to provide extra training and information on products, or marketing and related services, and who increase sales of Shares may also receive additional payments from the Distributor. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act.

         SALES CHARGE WAIVERS - INVESTOR A AND INVESTOR C SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A and Investor C Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) full-time employees and retirees (and their spouses and minor children); (c) registered representatives of the Distributor and brokers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A and Investor C Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; and (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio, provided that the aggregate amount invested pursuant to this exemption equals at least $250,000. INVESTORS WHO QUALIFY FOR ANY OF THESE EXEMPTIONS FROM THE SALES CHARGE MUST PURCHASE INVESTOR A SHARES.

         QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the Transfer Agent, purchases of Class A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or
(c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

REDUCED SALES CHARGES - INVESTOR A SHARES

         RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Portfolios that are subject to a front-end sales charge may be combined with the amount of the investor's current purchase in determining the applicable sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUCTION, PREVIOUS PURCHASES OF INVESTOR A SHARES MUST BE CALLED TO THE ATTENTION OF THE FUND'S TRANSFER AGENT BY THE INVESTOR AT THE TIME OF THE CURRENT PURCHASE.

         REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of a Portfolio (or Investor A Shares of anther non-money market fund of the Fund), a shareholder has a one-time right, to be exercised within 45 days, to reinvest the redemption proceeds without any sales charges. The

Transfer Agent must be notified in writing by the purchaser, or by his or her broker, at the time the purchase is made of the reinvestment in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinvestment privilege.

         INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission. [This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption.] Such purchases must be made within 60 days of the redemption, and the Fund must be notified by the investor in writing, or by his financial institution, at the time the purchase of Investor A Shares is made. The Distributor will offer to pay dealers a placement fee of .25% of the net asset value of Investor A Shares purchased by their clients or customers in this manner, provided the aggregate of such fees (including placement fees described above payable to dealers in connection with purchases of Investor A Shares aggregating $500,000 or more) does not exceed the aggregate amount of sales charges, net of dealer reallowances, on Investor A Shares subject to a sales charge. Dealers must refund a pro-rata portion of such fee if the Investor A Shares are redeemed within six months.

         LETTER OF INTENT. An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. THE INVESTOR MUST INSTRUCT THE TRANSFER AGENT UPON MAKING SUBSEQUENT PURCHASES THAT SUCH PURCHASES ARE SUBJECT TO A LETTER OF INTENT. All dividends and capital gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

         During the term of a Letter of Intent, the Fund's transfer agent will hold Investor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

         If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

         QUALIFIED PLANS. The sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate on purchases of Investor A Investor Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate on purchases of Investor A Shares of the Portfolios aggregating less than $100,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $100,000 and above.

PURCHASES OF INVESTOR B AND INVESTOR C SHARES

         Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within [seven] years of purchase. Brokers will receive commissions from the Distributor in connection with sales of Investor B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Investor A Shares. The deferred sales charge on Investor B Shares is based on the lesser of the net asset value of the Investor B Shares on the purchase date or redemption date.

         The amount of any contingent deferred sales charge an investor must pay on Investor B Shares depends on the number of years that elapse between the purchase date and the date the Shares are redeemed.

                                                       CONTINGENT DEFERRED
                                                        SALES CHARGE (AS A
             NUMBER OF YEARS                       PERCENTAGE OF DOLLAR AMOUNT
         ELAPSED SINCE PURCHASE                       SUBJECT TO THE CHARGE)
         ----------------------                       ----------------------
Less than one                                                    4.0%
More than one, but less than two                                 3.5%
More than two, but less than three                               3.0%
More than three, but less than four                              2.5%
More than four, but less than five                               2.0%
More than five, but less than six                                1.0%
More than six, but less than seven                               1.0%
After [seven] years                                             None

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor B and Investor C Shares is not charged in connection with: (1) exchanges described in "Investor Programs--Exchange Privilege;" (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; and (4) involuntary redemptions of Investor B and Investor C Shares in accounts with low balances as described in "How Are Shares Redeemed?" In addition, no contingent deferred sales charge is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions.

         When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B and Investor C Shares are redeemed first from those Shares that are not subject to the deferred sales load (i.e., Shares that were acquired through reinvestment of dividends or distributions) and after that from the Shares that have been held the longest.

                       HOW IS NET ASSET VALUE CALCULATED?

         Net asset value is calculated separately for each class of Investor Shares as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to a particular class of Shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

         Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

      HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the same class of Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Managed Income, Tax-Free Income, Intermediate Government,
Intermediate Bond, Core Bond and International Bond Portfolios is declared monthly as a dividend to investors who are Shareholders of such Portfolio at the close of business on the day of declaration. [The net investment income of the Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Government Income and Short Government Bond Portfolios is declared daily as a dividend to investors who are Shareholders of such Portfolio at, and whose payment for Share purchases are available to the particular Portfolio in Federal funds by, the close of business on the day of declaration.] All dividends are paid within ten days after the end of each month and, in the case of the Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Government Income and Short Government Bond Portfolios, within seven days after redemption of all of a shareholder's Shares in a Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds Shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

         Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

         Each Tax-Free Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year, and may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid the following January.

         An investor considering buying shares of a Portfolio on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Portfolio Shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Generally, a shareholder may include sales charges paid on the purchase of Shares in their tax basis for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder exchanges the Shares for Shares of another Portfolio within 90 days of purchase and is able to reduce the sales charges applicable to the new Shares (by virtue of the Fund's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the same limitation) in the tax basis of the new Shares.

         Any loss upon the sale or exchange of Shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Ohio Tax-Free Income Portfolio, the loss will be disallowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such dividends actually may have been subject to Ohio income tax.

         It is expected that dividends and certain interest income earned by the International Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of the taxable year in question consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. income.

         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

         PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Pennsylvania Municipal Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971 (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); to corporations under the Corporate Net Income Tax imposed by Article IV of the Tax Reform Code of 1971 (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); nor to individuals under the Philadelphia School District New Income Tax ("School District Tax") imposed on Philadelphia resident individuals under authority of the Act of August 9, 1963, P.L. 640.

         Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania Municipal Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Pennsylvania Tax-Free Income Portfolio for more than six months, the School District Tax.

         To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

         This discussion does not address the extent, if any, to which shares, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax.)

         Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to any of the personal property taxes currently in effect in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States). The taxes referred to include the County Personal Property Tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended.

         NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all dividends paid by the New Jersey Tax-Free Income Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Tax-Free Income Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

         OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio personal income tax, municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfolio to the extent that such distributions consist of interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivisions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends or consist of interest on Ohio Municipal Obligations or U.S. Obligations. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions consisting of gain on the sale, exchange or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.


                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January __, 1996 the Fund changed its name from The PNC Fund to Compass Capital Funds. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in twenty-eight separate investment portfolios. Each Portfolio described in this prospectus offers five separate classes of shares - Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Investor Shares of the eleven Portfolios described herein, each of which is classified as a diversified Portfolio under the 1940 Act.

         Shares of each class bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares are sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Institutional and Service share classes, contact [name and number].

         Each share of an investment portfolio has a par value of $.001, represents an interest in the particular portfolio and is entitled to such dividends and distributions earned on such portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January __, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                         HOW IS PERFORMANCE CALCULATED?

         Total return and yield information for each class of Investor Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a class of Shares over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Portfolio with respect to a class of Shares are reinvested in Shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of Shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

         The yield of a class of Shares is computed by dividing the Portfolio's net income per share allocated to that class during a 30-day (or one month) period by the maximum offering price per Share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

         The performance of a Share class may be compared to the performance other mutual funds with similar investment objectives and to other relevant indices or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of a class of Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. Performance information may also include evaluations of the Portfolios and their Share classes published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or returns of a class of Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Portfolio cannot necessarily be used to compare an investment in the Portfolio with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in the Portfolio's calculations of yield and total return.

                        HOW CAN I GET MORE INFORMATION?

We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:


For Performance and Portfolio Management Questions, dial (800) compass


For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx


For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx


Information is also available on the World Wide Web through the Internet.

Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing COMPASSFUNDS.COM

                                    APPENDIX


=====================================================================================================================
   Compass Capital       Performance
   ---------------       -----------
        Fund              Benchmark                                       Description
        ----              ---------                                       -----------
---------------------------------------------------------------------------------------------------------------------
  Short               Merrill 1-3 Year    Treasuries with maturities ranging from 1 to 2.99 years
  Government Bond     Treasury Index
---------------------------------------------------------------------------------------------------------------------
  Intermediate        Lehman Brothers     Treasury and agency issues in the Lehman Aggregate, excluding maturities
  Government Bond     Intermediate        above 9.99 years
                      Government
---------------------------------------------------------------------------------------------------------------------
  Intermediate        Lehman Brothers     Treasury, agency and corporate issues in the Lehman Aggregate, excluding
  Bond                Intermediate        maturities above 9.99 years
                      Gov't/Corp
---------------------------------------------------------------------------------------------------------------------
  Core Bond           Lehman Aggregate    The Lehman Aggregate contains issues that meet the following criteria:
                                          -       At least $100 million par amount outstanding for entry and exit
                                          -       Rated investment grade (at least Baa3) by Moody's or Standard and
                                                  Poor's (if not rated by Moody's)
                                          -       At least one year at maturity
                                          -       Coupon must have a fixed-rate
                                          -       Excludes CMOs, ARMs, manufactured homes, nonagency bonds,
                                                  buydowns, graduated equity mortgages, project loans and non-
                                                  conforming ("jumbo") mortgages
                                          -       As of June 1995, the composition of the Lehman Brothers Aggregate
                                                  Index is:
                                          -       allocation to Treasury and government securities
                                          -       allocation to mortgage-backed securities
                                                  allocation to corporate and asset-backed securities

---------------------------------------------------------------------------------------------------------------------
  Government          Lehman              50% allocation to the mortgage component of the Lehman Aggregate Index and
  Income              Mortgage/10 Year    a 50% allocation to the Merrill Lynch 10 Year Index
                      Treasury
---------------------------------------------------------------------------------------------------------------------
  Managed Income      Salomon BIG         Very similar to the Lehman Aggregate, the Salomon BIG is a market-weighted index comprised of U.S. Treasury, government-sponsored, investment grade corporate (Baa3/BBB-or better), mortgage and asset-backed securities.
                                          -       Issues comprising the index have an average life of at least 1 year, with no maximum maturity
                                          -       Corporate and government-sponsored issues have a minimum face amount of $100 million to qualify for entry, and a minimum of $75 million face amount to exit
                                          -       Treasury and mortgage issues have a minimum face amount of $1 billion for both entry and exit
                                          -       Excludes CMOs, ARMs, manufactured homes, nonagency bonds,
                                                  buydowns, graduated equity mortgages, project loans and non-
                                                  conforming ("jumbo") mortgages
                                          -       As of June 1995, the composition of the Index is:
                                          -       allocation to Treasury and government securities
                                          -       allocation to mortgage-backed securities
                                                  allocation to corporate and asset-backed securities
---------------------------------------------------------------------------------------------------------------------
  International       Salomon Non-U.S.    FILL IN
  Bond                Hedged Government
                      Bond Index
---------------------------------------------------------------------------------------------------------------------
  Tax-Free Income     Lehman Municipal    All of the bonds in the following Municipal Indices possess the following
                      Bond Index          characteristics:
                                          -       A minimum credit rating of Baa3
                                          -       Outstanding par value of at least $3 million
                                          -       Must be issued as part of a deal of at least $50 million
                                          -       Individual bonds must have been issued within the last 5 years
                                          -       Remaining maturity of not less than one year
                                          Excludes bonds subject to the alternative minimum tax (AMT), taxable municipal bonds, and floating-rate or zero coupon municipal bonds
---------------------------------------------------------------------------------------------------------------------
  Pennsylvania        Lehman Local GO     local general obligation bonds
  Tax-Free Income     Index
---------------------------------------------------------------------------------------------------------------------
  New Jersey Tax-     Lehman Local GO     local general obligation bonds
  Free Income
---------------------------------------------------------------------------------------------------------------------
  Ohio Tax-Free       Lehman Local GO     local general obligation bonds
  Income              Index
=====================================================================================================================

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    [A R T]

                                    THE BOND
                                   PORTFOLIOS
                                INVESTOR SHARES

PROSPECTUS

SHORT GOVERNMENT BOND PORTFOLIO

INTERMEDIATE GOVERNMENT PORTFOLIO

INTERMEDIATE BOND PORTFOLIO

CORE BOND PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

MANAGED INCOME PORTFOLIO

TAX-FREE INCOME PORTFOLIO

INTERNATIONAL BOND PORTFOLIO

PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

NEW JERSEY MUNICIPAL TAX-FREE INCOME PORTFOLIO

OHIO TAX-FREE INCOME PORTFOLIO


January __, 1996

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
              (INSTITUTIONAL SHARES OF THE VALUE EQUITY PORTFOLIO,
          GROWTH EQUITY PORTFOLIO, SMALL CAP GROWTH EQUITY PORTFOLIO,
            CORE EQUITY PORTFOLIO, SMALL CAP VALUE EQUITY PORTFOLIO,
             INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL EMERGING
                   MARKETS PORTFOLIO AND BALANCED PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------
         PART A                                                                      PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          What Are The Expenses Of The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; What Are The Portfolios?; What
                                                                                     Additional Investment Policies Apply?; What Are
                                                                                     The Portfolios' Fundamental Investment
                                                                                     Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          How Frequently Are Dividends And Distributions
                                                                                     Made To Investors?; How Are Fund Distributions
                                                                                     Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          How Are Shares Purchased And Redeemed?; How Is
                                                                                     Net Asset Value Calculated?; How Is The Fund
                                                                                     Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

                             THE EQUITY PORTFOLIOS
                              INSTITUTIONAL CLASS

         The Compass Capital Funds(R) (the "Fund") consist of [twenty-eight] investment portfolios. This Prospectus describes the Institutional Shares of eight of those portfolios (the "Portfolios"):

         -       Value Equity Portfolio   -

         -       Growth Equity Portfolio   -

         -       Small Cap Growth Equity Portfolio   -

         -       Core Equity Portfolio   -

         -       Small Cap Value Equity Portfolio   -

         -       International Equity Portfolio   -

         -       International Emerging Markets Portfolio   -

         -       Balanced Portfolio   -

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information currently dated January __, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained upon request free of charge from the Fund by calling (800) ________. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus.

         SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                   January __, 1996

INTRODUCING THE EQUITY PORTFOLIOS OF THE COMPASS CAPITAL FUNDS:

         The Equity Portfolios of the COMPASS CAPITAL FUNDS consist of eight diversified investment products that provide investors with a broad spectrum of investment alternatives within the equity sector. Five of these portfolios invest solely in U.S. stocks, two portfolios invest in non-U.S. international stocks and one portfolio invests in a combination of U.S. stocks and bonds. A detailed description of each portfolio appears on pages _____

COMPASS CAPITAL FUND                  PERFORMANCE BENCHMARK                    LIPPER PEER GROUP
--------------------                  ---------------------                    -----------------
Value Equity                          Russell 1000 Value Index                 Growth and Income
Growth Equity                         Russell 1000 Growth Index                Capital Appreciation
Core Equity                           S&P 500 Index                            Growth and Income
Small Cap Growth                      Russell 2000 Growth Index                Small Company Growth
Small Cap Value                       Russell 2000 Index                       Small Company Growth
International Equity                  [TBD]                                    International
International Emerging                [TBD]                                    Emerging Markets
  Markets
Balanced                              S&P 500                                  Balanced
                                      Salomon Broad Investment
                                        Grade Index


         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. Provident Capital Management, Inc. ("PCM"), PNC Equity Advisers Company ("PEAC") and BlackRock Financial Management, Inc. ("BlackRock") serve as sub-advisers to different Portfolios as described in this Prospectus.

UNDERSTANDING THE COMPASS CAPITAL EQUITY FUNDS

         This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in equity investing.

CONSIDERING THE RISKS IN EQUITY INVESTING

         There can be no assurance that any mutual fund will achieve its investment objective. The Portfolios will hold equity securities, and some or all of the Portfolios may acquire warrants, foreign securities and illiquid securities; enter into repurchase and reverse repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency exchange contracts. These and the other investment practices set forth below, and their associated risks, deserve careful consideration. Certain risks associated with international investments are heightened because of currency fluctuations and investments in emerging markets. See "What Additional Investment Policies Apply?"

ASKING THE KEY QUESTIONS

                                                                                                                     Page
                                                                                                                     ----
What Are the Expenses of the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Differences Among the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . .
What Additional Investment Policies Apply?  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Fundamental Investment Limitations?  . . . . . . . . . . . . . . . . . . .
How Are Shares Purchased and Redeemed?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                                                                                     Page
                                                                                                                     ----
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Shares Purchased and Redeemed?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors? . . . . . . . . . . . . . . . . .
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                 [END OF PAGE]

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

Below is a summary of the annual operating expenses expected to be incurred by the Portfolios' Institutional Shares for the current fiscal year ending September 30, 1996 as a percentage of average daily net assets. An example based on the summary is also shown.

                                                         SMALL                    SMALL                      INTER-
                                                          CAP                      CAP         INTER-       NATIONAL
                              VALUE         GROWTH       GROWTH       CORE        VALUE       NATIONAL      EMERGING
                              EQUITY        EQUITY       EQUITY      EQUITY       EQUITY       EQUITY       MARKETS       BALANCED
                             PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                             ---------     ---------   ---------    ---------    ---------   ---------     ---------      ---------
Advisory fees(1)                .50%          .50%        .53%         .50%         .53%        .70%         1.15%          .50%
Other operating expenses        .25           .25         .33          .25          .33         .36           .63           .30
                                ---           ---         ---          ---          ---        ----          ----           ---
  Administration fees(1)        .17           .15         .22          .15          .22         .16           .18           .17
  Other expenses(1)             .08           .10         .11          .10          .11         .20           .75           .13
                                ---           ---         ---          ---          ---        ----          ----           ---
Total Portfolio operating
  expenses(1)                   .75%          .75%        .86%         .75%         .86%       1.06%         1.78%          .80%
                                ===           ===         ===          ===          ===        ====          ====           ===


(1) Without waivers, advisory fees would be .55%, .55%, .55%, .55%, .55%, .75%, 1.25% and .55% and administration fees would be .23%, .23%, .23%, .23%, .23%, .23%, .23% and .23%, respectively. PAMG and the
         Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers with respect to the particular Portfolios for the fiscal year ended September 30, 1995, as restated to reflect revised fee waivers. Without waivers, total operating expenses would be .86%, .88%, .89%, .88%, .89%, l.18%, 1.93% and .91%, respectively.

EXAMPLE

         An investor in Institutional Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                  ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
                                                  --------       -----------      ----------       ---------
Value Equity                                         $ 8              $24             $42             $ 93
Growth Equity                                          8               24              42               93
Small Cap Growth Equity                                9               27              48              106
Core Equity                                            8               24              42               93
Small Cap Value Equity                                 9               27              48              106
International Equity                                  11               34              58              129
International Emerging Markets                        18               56              96              209
Balanced                                               8               26              44               99

         The foregoing Table and Example are intended to assist investors in understanding the expenses the Portfolios pay. Investors bear these expenses since they reduce the income paid by the Portfolios as dividends. The tables do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS

         The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by [_______________________], the Fund's independent accountants. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual reports may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS
        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             VALUE EQUITY PORTFOLIO

                                                                                                     FOR THE
                                                                                                      PERIOD
                                                           YEAR           YEAR          YEAR        4/20/92(1)
                                                           ENDED         ENDED         ENDED         THROUGH
                                                          9/30/95       9/30/94       9/30/93        9/30/92
                                                          -------       -------       -------       ----------
Net asset value at beginning
  of period                                                              $  11.68      $   9.78       $  10.00
                                                                         --------      --------       --------
Income from investment operations
  Net investment income                                                      0.27          0.22           0.12
  Net gain (loss) on investments
    (both realized and unrealized)                                           0.16          1.91          (0.24)
                                                                         --------      --------       --------
         Total from investment
           operations                                                        0.43          2.13           (.12)
                                                                         --------      --------       --------
Less distributions
  Distributions from net investment
    income                                                                  (0.27)        (0.23)         (0.10)
  Distributions from net realized
    capital gains                                                           (0.22)           --             --
                                                                         --------      --------       --------
         Total distributions                                                (0.49)        (0.23)         (0.10)
                                                                         --------      --------       --------
Net asset value at end of period                                         $  11.62      $  11.68       $   9.78
                                                                         ========      ========       ========
Total return                                                                 3.76%        21.92%         (1.19)%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                       $577,996      $432,776       $322,806
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                            0.65%         0.80%          0.85 %(2)
    Before advisory/administration
      fee waivers                                                            0.81%         0.83%          0.85 %(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                            2.44%         2.07%          2.62 %(2)
    Before advisory/administration
      fee waivers                                                            2.28%         2.04%          2.62 %(2)
Portfolio turnover rate                                                        11%           11%            13 %

(1)        Commencement of operations.

(2)        Annualized.

        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            GROWTH EQUITY PORTFOLIO

                                                                                                                         FOR THE
                                                                                                                         PERIOD
                                                         YEAR         YEAR         YEAR           YEAR          YEAR     11/1/89(1)
                                                         ENDED        ENDED        ENDED          ENDED         ENDED    THROUGH
                                                        9/30/95      9/30/94      9/30/93        9/30/92       9/30/91   9/30/90
                                                        ------       -------      -------        -------       -------   -------
Net asset value at beginning of period                               $ 11.58      $   9.92       $ 10.28       $  9.98   $ 10.00
                                                                     -------      --------       -------       -------   -------
Income from investment operations
  Net investment income                                                 0.06          0.06          0.21          0.24      0.31
  Net gain (loss) on investments (both realized
    and unrealized)                                                    (1.34)         2.07          0.30          1.51     (0.26)
                                                                     -------      --------       -------       -------   -------
         Total from investment operations                              (1.28)         2.13          0.51          1.75      0.05
                                                                     -------      --------       -------       -------   -------
Less distributions
  Distributions from net investment income                             (0.01)        (0.07)        (0.37)        (0.32)    (0.07)
  Distributions from capital                                              --         (0.01)                                   --
  Distributions from net realized capital gains                        (0.10)        (0.39)        (0.50)        (1.13)       --
                                                                     -------      --------       -------       -------   -------
         Total distributions                                           (0.11)        (0.47)        (0.87)        (1.45)    (0.07)
                                                                     -------      --------       -------       -------   -------
Net asset value at end of period                                     $ 10.19      $  11.58       $  9.92       $ 10.28   $  9.98
                                                                     =======      ========       =======       =======   =======
Total return                                                          (11.14)%       22.18%         4.98%        19.47%     0.40%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                         $97,834      $100,049       $58,372       $54,912   $39,790
  Ratios of expenses to average net assets
    After advisory/administration fee waivers                           0.65%         0.81%         0.85%         0.85%     0.85%(2)
    Before advisory/administration fee waivers                          0.89%         0.87%         0.86%         0.91%     0.88%(2)
  Ratios of net investment income to average
    net assets
    After advisory/administration fee waivers                           0.62%         0.50%         2.07%         2.59%     2.75%(2)
    Before advisory/administration fee waivers                          0.38%         0.44%         2.06%         2.53%     2.72%(2)
Portfolio turnover rate                                                  212%          175%          162%          211%      149%

(1)        Commencement of operations.

(2)        Annualized.

        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       SMALL CAP GROWTH EQUITY PORTFOLIO

                                                                                               FOR THE
                                                                                                PERIOD
                                                              YEAR             YEAR           9/14/93(1)
                                                             ENDED             ENDED           THROUGH
                                                            9/30/95           9/30/94          9/30/93
                                                            -------           -------          -------
Net asset value at beginning of period                                        $ 10.47          $ 10.00
                                                                              -------          -------
Income from investment operations
  Net investment income                                                          0.03               --
  Net gain (loss) on investments (both
    realized and unrealized)                                                    (0.33)            0.47
                                                                              -------          -------
         Total from investment operations                                       (0.30)            0.47
                                                                              -------          -------
Less distributions
  Distributions from net investment income                                      (0.01)              --
  Distributions from net realized
    capital gains                                                                  --               --
                                                                              -------          -------
         Total distributions                                                    (0.01)              --
                                                                              -------          -------
Net asset value at end of period                                              $ 10.16          $ 10.47
                                                                              =======          =======
Total return                                                                    (2.89)%           4.70 %
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                            $65,612          $11,310
  Ratios of expenses to average net assets
    After advisory/administration
      fee waivers                                                                0.48 %           0.73 %(2)
    Before advisory/administration
      fee waivers                                                                1.04 %           1.42 %(2)
  Ratios of net investment income to
    average net assets
    After advisory/administration
      fee waivers                                                                0.45 %          (0.11)%(2)
    Before advisory/administration
      fee waivers                                                               (0.10)%          (0.80)%(2)
Portfolio turnover rate                                                            89 %              9 %


(1)        Commencement of operations.

(2)        Annualized.

        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             CORE EQUITY PORTFOLIO

                                                                                                       FOR THE
                                                                                                        PERIOD
                                                               YEAR                    YEAR           9/13/93(1)
                                                               ENDED                  ENDED            THROUGH
                                                              9/30/95                9/30/94           9/30/93
                                                              -------                -------           -------
Net asset value at beginning
  of period                                                                          $  9.97            $ 10.00
                                                                                     -------            -------
Income from investment operations
  Net investment income                                                                 0.22               0.01
  Net gain (loss) on investments
    (both realized and unrealized)                                                     (0.04)             (0.04)
                                                                                     -------            -------
         Total from investment
           operations                                                                   0.18              (0.03)
                                                                                     -------            -------
Less distributions
  Distributions from net
    investment income                                                                  (0.23)                --
  Distributions from net realized
    capital gains                                                                         --                 --
         Total distributions                                                           (0.23)                --
                                                                                     -------            -------
Net asset value at end of period                                                     $  9.92            $  9.97
                                                                                     =======            =======
Total return                                                                            1.79%              (.30)%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                   $48,123            $69,268
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                                       0.65%              0.65 %(2)
    Before advisory/administration
      fee waivers                                                                       0.93%              0.87 %(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                                       2.11%              2.17 %(2)
    Before advisory/administration
      fee waivers                                                                       1.82%              1.95 %(2)
Portfolio turnover rate                                                                   88%                 2 %


(1)        Commencement of operations.

(2)        Annualized.

        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        SMALL CAP VALUE EQUITY PORTFOLIO

                                                                                                             FOR THE
                                                                                                              PERIOD
                                                         YEAR               YEAR              YEAR          4/13/92(1)
                                                         ENDED              ENDED             ENDED          THROUGH
                                                        9/30/95            9/30/94           9/30/93         9/30/92
                                                        -------            -------           -------         -------
Net asset value at beginning of period                                    $  13.08          $  10.14         $ 10.00
                                                                          --------          --------         -------
Income from investment operations
  Net investment income                                                       0.04              0.04            0.02
  Net gain (loss) on investments
    (both realized and unrealized)                                            0.77              3.02            0.13
                                                                          --------          --------         -------
         Total from investment
           operations                                                         0.81              3.06            0.15
                                                                          --------          --------         -------
Less distributions
  Distributions from net investment
    income                                                                   (0.02)            (0.04)          (0.01)
  Distributions from net realized
    capital gains                                                            (0.25)            (0.08)             --
                                                                          --------          --------         -------
         Total distributions                                                 (0.27)            (0.12)          (0.01)
                                                                          --------          --------         -------
Net asset value at end of period                                          $  13.62          $  13.08         $ 10.14
                                                                          ========          ========         =======
Total return                                                                  6.28%            30.36%           1.50%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                        $168,360          $128,805         $75,045
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                             0.73%             0.83%           0.85%(2)
    Before advisory/administration
      fee waivers                                                             0.85%             0.87%           0.89%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                             0.28%             0.31%           0.51%(2)
    Before advisory/administration
      fee waivers                                                             0.16%             0.27%           0.47%(2)
Portfolio turnover rate                                                         18%               41%             17%

(1)        Commencement of operations.

(2)        Annualized.

        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL EQUITY PORTFOLIO

                                                                                                                 FOR THE
                                                                                                                  PERIOD
                                                                   YEAR             YEAR             YEAR       4/27/92(1)
                                                                   ENDED            ENDED           ENDED        THROUGH
                                                                  9/30/95          9/30/94         9/30/93       9/30/92
                                                                  -------          -------         -------       -------
Net asset value at beginning of period                                             $  12.48        $   9.87       $ 10.00
                                                                                   --------        --------       -------
Income from investment operations
  Net investment income                                                                0.15            0.11          0.11
  Net realized gain (loss) on
    investments                                                                        1.17            2.61         (0.17)
                                                                                   --------        --------       -------
         Total from investment
           operations                                                                  1.32            2.72         (0.06)
                                                                                   --------        --------       -------
Less distributions
  Distributions from net investment
    income                                                                            (0.11)          (0.11)        (0.07)
  Distributions from net realized
    capital gains                                                                     (0.25)             --            --
                                                                                   --------        --------       -------
         Total distributions                                                          (0.36)          (0.11)        (0.07)
                                                                                   --------        --------       -------
Net asset value at end of period                                                   $  13.44        $  12.48       $  9.87
                                                                                   ========        ========       =======
Total return                                                                          10.71%          27.72%        (0.61)%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                 $284,905        $131,052       $60,357
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                                      0.95%           1.10%         1.20%(2)
    Before advisory/administration
      fee waivers                                                                      1.14%           1.16%         1.21%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration fee
      waivers                                                                          1.27%           1.17%         2.59%(2)
    Before advisory/administration fee
      waivers                                                                          1.08%           1.11%         2.58%(2)
Portfolio turnover rate                                                                  37%             31%           15%


(1)        Commencement of operations.

(2)        Annualized.

        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO

                                                                                            FOR
                                                                                        THE PERIOD
                                                                   YEAR                  6/17/94(1)
                                                                  ENDED                   THROUGH
                                                                 9/30/95                  9/30/94
                                                                 -------                  -------
Net asset value at beginning of period                                                     $ 10.00
                                                                                           -------
Income from investment operations
  Net investment income                                                                       0.03
  Net gain (loss) on investments
    (both realized and unrealized)                                                            0.53
                                                                                           -------
         Total from investment operations                                                     0.56
                                                                                           -------
Less distributions
  Distributions from net investment income                                                      --
  Distributions from net realized
    capital gains                                                                               --
                                                                                           -------
         Total distributions                                                                    --
                                                                                           -------
Net asset value at end of period                                                           $ 10.56
                                                                                           =======
Total return                                                                                  5.60%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                                               $ 2,511
  Ratios of expenses to average net assets
    After advisory/administration fee waivers                                                 1.75%(2)
    Before advisory/administration fee
      waivers                                                                                 2.73%(2)
  Ratios of net investment income to average
    net assets
    After advisory/administration fee waivers                                                 1.19%(2)
    Before advisory/administration fee
      waivers                                                                                 0.21%(2)
Portfolio turnover rate                                                                          4%


(1)        Commencement of operations.

(2)        Annualized.

        (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               BALANCED PORTFOLIO

                                                                                                              FOR THE
                                                                                                              PERIOD
                                                            YEAR              YEAR            YEAR           5/1/92(1)
                                                            ENDED            ENDED            ENDED           THROUGH
                                                           9/30/95          9/30/94          9/30/93          9/30/92
                                                           -------          -------          -------          -------
Net asset value at beginning
  of period                                                                 $ 12.42          $ 11.53           $11.01
                                                                            -------          -------           ------
Income from investment operations
  Net investment income                                                        0.38             0.30             0.17
  Net realized gain (loss)
  on investments                                                              (0.39)            1.15             0.51
                                                                            -------          -------           ------
         Total from investment
      operations                                                              (0.01)            1.45             0.68
                                                                            -------          -------           ------
Less distributions
  Distributions from net
    investment income                                                         (0.37)           (0.30)           (0.16)
  Distributions from net realized
  capital gains                                                               (0.06)           (0.26)              --
                                                                            -------          -------           ------
         Total distributions                                                  (0.43)           (0.56)           (0.16)
                                                                            -------          -------           ------
Net asset value at end of period                                            $ 11.98          $ 12.42           $11.53
                                                                            =======          =======           ======
Total return                                                                  (0.11)%          12.86%            6.23%
Ratios/Supplemental data
  Net assets at end of period (in
    thousands)                                                              $17,610          $12,928           $2,501
  Ratios of expenses to average
    net assets
    After advisory/administration fee
      waivers                                                                  0.65 %           0.80%            0.95%(2)
    Before advisory/administration fee
      waivers                                                                  0.91 %           0.98%            1.51%(2)
  Ratios of net investment income to
    average net assets
    After advisory/administration fee
      waivers                                                                  3.16 %           2.89%            3.28%(2)
    Before advisory/administration
      fee waivers                                                              2.89 %           2.71%            2.72%(2)
Portfolio turnover rate                                                          54 %             32%              36%


(1)        Commencement of operations.

(2)        Annualized.

                            WHAT ARE THE PORTFOLIOS?

The COMPASS CAPITAL FUNDS consist of 28 portfolios and have been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

The Equity Portfolios of the COMPASS CAPITAL FUNDS consist of eight investment products that provide investors with a broad spectrum of investment alternatives within the equity sector. Five of these Portfolios invest solely in U.S. stocks, two Portfolios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds.

In certain investment cycles and over certain holding periods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.

         INVESTMENT OBJECTIVES    EACH OF THE EIGHT COMPASS CAPITAL FUND EQUITY
                                  PORTFOLIOS SEEKS TO PROVIDE
                                  LONG-TERM CAPITAL APPRECIATION.

                                  THE CORE EQUITY AND VALUE EQUITY PORTFOLIOS
                                  PURSUE A SECONDARY OBJECTIVE OF CURRENT
                                  INCOME FROM DIVIDENDS.

                                  THE BALANCED PORTFOLIO PURSUES A SECONDARY
                                  OBJECTIVE OF CURRENT INCOME FROM AN
                                  ALLOCATION TO FIXED INCOME SECURITIES.

                                  TO MEET ITS INVESTMENT OBJECTIVE, EACH
                                  PORTFOLIO EMPLOYS A SPECIFIC INVESTMENT
                                  STYLE, AS DESCRIBED BELOW.


                                 [END OF PAGE]

                WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?



Compass                                                                                                             Performance
Capital Fund                    Investment Style                             Portfolio Emphasis                      Benchmark
------------                    ----------------                             ------------------                     -----------
Value Equity          Pursues equity securities (defined as common  Stocks with price/earnings and price/book       Russell 1000
                      stocks or securities convertible into common  ratios at time of purchase below average for    Value Index
                      stocks) which the sub-adviser believes are    benchmark and capitalization in excess of $1
                      undervalued.  A security's earnings trend     billion.
                      and its dividend growth rate will also be
                      factors considered in security selection.

Growth Equity         Pursues stocks with earnings growth           Stocks with growth rate estimates in excess     Russell 1000
                      potential.  Emphasizes stocks which the sub-  of average for benchmark and capitalization     Growth Index
                      adviser considers to have favorable and       in excess of $1 billion.
                      above-average earnings growth prospects.

Core Equity           Combines value and growth style as sub-       Similar sector weightings as benchmark, with    S&P 500 Index
                      advisor identifies market opportunity.        over- or under-weighting in particular
                                                                    securities within those sectors.

Small Cap Growth      Pursues small cap stocks with earnings        Stocks with growth rate estimates in excess     Russell 2000
                      growth potential.  Emphasizes small cap       of average for benchmark and capitalization     Growth Index
                      stocks which the sub-adviser considers to     below $1 billion.
                      have favorable and above-average earnings
                      growth prospects.

Small Cap Value       Pursues small cap stocks which the sub-       Stocks with price/earnings and price/book     Russell 2000 Index
                      adviser believes are undervalued.  A          ratios below average for benchmark and
                      security's earnings trend and its dividend    capitalization below $1 billion.
                      growth rate will also be factors considered
                      in security selection.

International Equity  Pursues non-dollar denominated stocks of      At least two thirds of portfolio assets are   [TBD]
                      issuers in countries included in the MSCI     invested in international stocks.
                      Europe , Australia and the Far East Index
                      ("EAFE").  Within this universe, a value      Stocks with price/earnings ratios below
                      style of investing is employed to select      average for a securities' home market or
                      stocks which the sub-adviser believes are     stock exchange.
                      undervalued.  A security's earnings trend
                      and its dividend growth rate will also be     Diversification across countries, industry
                      factors considered in security selection.     groups and companies with investment at all
                      The sub-adviser will also consider            times in at least three foreign countries.
                      macroeconomic factors such as the prospects
                      for relative economic growth among certain
                      foreign countries, expected levels of
                      inflation, government policies influencing
                      business conditions and the outlook for
                      currency relationships.


International         Pursues non-dollar denominated stocks of        At least 65% of portfolio assets             [TBD]
Emerging Markets      issuers in emerging country markets             in stocks of emerging market issuers.
                      (generally any country considered to be         Maximum of 35% of portfolio assets
                      emerging or developing by the World Bank,       may be held in issues of developed
                      the International Finance Corporation or the    nations, including the United
                      United Nations).  Within this universe, a       States.
                      value style of investing is employed to
                      select stocks which the sub-adviser believes    Stocks with price/earnings ratios below
                      are undervalued.  The sub-adviser will also     average for a securities' home market or
                      consider macroeconomic factors such as the      stock exchange.
                      prospects for relative economic growth among
                      certain foreign countries, expected levels      Ordinarily, stocks of issuers in at least
                      of inflation, government policies               three emerging markets will be held.
                      influencing business conditions and the
                      outlook for currency relationships.

Balanced              Pursues a blend of equity and fixed income      Maintains a minimum 25% investment in fixed   S&P 500 and
                      securities to deliver total return through      income senior securities.                     Salomon Broad
                      capital appreciation and current income.                                                      Investment Grade
                                                                                                                    Index
                      Equity Portion:                                 Equity Portion:
                      Combines value and growth style as sub-         Similar sector weightings as benchmark, with
                      adviser identifies market opportunity.          over- or under-weighting in particular
                                                                      securities within those sectors.


                      Fixed Income Portion:                           Fixed Income Portion:
                      Combines sector rotation and security           Dollar denominated investment grade bonds,
                      selection across a broad universe of fixed      including U.S. Government, mortgage- backed,
                      income securities.                              asset-backed and corporate debt securities.

                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         EQUITY SECURITIES. During normal market conditions each Portfolio, except the Balanced Portfolio, will normally invest at least 80% of the value of its total assets in equity securities. The Portfolios will invest primarily in equity securities of U.S. issuers, except the International Equity and International Emerging Markets Portfolios, which will invest primarily in foreign issuers. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

         FOREIGN SECURITIES. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio's assets that are invested in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

         A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

         In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         The expense ratios of the International Equity and International Emerging Markets Portfolios can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are unusually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         As stated, the International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Greece, Hungary, India, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         ADRS, EDRS AND GDRS. Each Portfolio may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

         OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity and International Emerging Markets Portfolios, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         The extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of the Fund's total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options is 5% or less of its net assets.

         Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contracts, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid high grade assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see Appendix B in the Statement of Additional Information.

         The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio's from registration as a "commodity pool operator."

         FORWARD CURRENCY EXCHANGE CONTRACTS. The Portfolios may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfolio to establish a rate of exchange for a future point in time.

         LIQUIDITY MANAGEMENT. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if its sub-adviser determines that market conditions warrant, a Portfolio may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective.

         High quality money market instruments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Portfolios may also purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations purchased by a Portfolio will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a Portfolio will be of comparable quality as determined by its sub-adviser. Under a repurchase agreement, a Portfolio agrees to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are in substance loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Portfolios do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

         REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is authorized to make limited borrowings. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.
In addition, whenever borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any investments.

         INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds").
The International Equity and International Emerging Markets Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each bears directly in connection with its own operations.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         SMALL CAP GROWTH EQUITY AND SMALL CAP VALUE PORTFOLIOS. The Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio will invest at least 65% of their total assets in equity securities of smaller-capitalized organizations (less than $1 billion at the time of purchase) that have limited product lines, markets and financial resources and are dependent upon a limited management group.

         BALANCED PORTFOLIO. Fixed-income securities purchased by the Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts
(GICs) and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities will be rated at the time of purchase within the four highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") or, if unrated, will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics. If a fixed-income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an orderly fashion as soon as practicable. Investments in securities of foreign issuers will be limited to 5% of the Portfolio's total assets.

         The market value of the Balanced Portfolio's investments in fixed-income corporate and other securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

         The Balanced Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that the Balanced Portfolio purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Balanced Portfolio's principal investment to the extent of premium paid.

         Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOS frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

         The Balanced Fund may also purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as TIGRs and CATS). The Balanced Portfolio may purchase these certificates and may also purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

         PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for each Portfolio (including both the equity and fixed income portions of the Balanced Portfolio) will not exceed 150%. A Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., over 100%) will generally result in higher transaction costs to a Portfolio.

          WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?

         A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

         No Portfolio may:

                 (1) purchase securities (except U.S. Government securities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

                 (2) subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer;

                 (3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

                 (4) borrow money in amounts over one-third of the value of its total assets at the time of such borrowing.

         These investment limitations are applied at the time investment securities are purchased.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

                             WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISERS

         The Adviser to the COMPASS CAPITAL FUNDS is PNC Asset Management Group. Each of the Funds within the Compass Capital Fund Family is managed by an experienced portfolio manager who is a member of one of PNC Asset Management Group's distinguished equity portfolio management subsidiaries.

         The eight portfolios and their investment sub-advisers and portfolio managers are as follows:

 Compass Capital Fund                      Investment Sub-Adviser      Portfolio Manager
 --------------------                      ----------------------      -----------------
 Value Equity                                      PCM(1)              Earl J. Gaskins; Vice President of PCM
                                                                       since 1985; Portfolio manager since
                                                                       1994.

                                                                       Benedict E. Capaldi; Vice President of
                                                                       PCM since 1995; prior to joining PCM,
                                                                       Senior Vice President and portfolio
                                                                       manager with Radnor Capital
                                                                       Management, President of Chestnut Hill
                                                                       Advisors, Inc. and Managing Director
                                                                       of Brandywine Asset Management, Inc.;
                                                                       Portfolio co-manager since 1995.

 Growth Equity                                     PEAC(2)             Robert K. Urquhart; Managing Director
                                                                       of PEAC's Large Cap Growth Equity
                                                                       Investments area since 1995; prior to
                                                                       joining PEAC, Chief Investment Officer
                                                                       and partner of Cole Financial
                                                                       Group,Inc., a partner of Seacliff
                                                                       Holdings, Inc. and of RCM Capital
                                                                       Management; Portfolio manager since
                                                                       1995.

 Core Equity                                       PCM(1)              Daniel B. Eagan; portfolio manager
                                                                       with PCM since 1995; director of
                                                                       investment strategy at PAMG during
                                                                       1995; portfolio manager with PEAC
                                                                       during 1995; Portfolio manager since
                                                                       1995.

 Small Cap Value                                   PCM(1)              Susan D. Menzies; Vice President of
                                                                       PCM since 1985; Portfolio manager
                                                                       since 1994.

 Compass Capital Fund                      Investment Sub-Adviser      Portfolio Manager
 --------------------                      ----------------------      -----------------
 Small Cap Growth                                  PEAC(2              William J. Wykle; investment manager
                                                                       with PEAC since 1995; investment
                                                                       manager with PNC Bank from 1986 to
                                                                       1995; Portfolio manager since its
                                                                       inception.

 International Equity                              PCM(1)              William George Greig; Vice President
                                                                       of PCM; prior to joining PCM, Managing
                                                                       Partner of Akamai International,
                                                                       Investment Director of The Framlington
                                                                       Group and Research Director with
                                                                       Pilgrim Baxter & Associates; Portfolio
                                                                       manager since 1995.

 International Emerging                            PCM(1)              William George Greig (see above);
 Markets                                                               Portfolio manager since its inception.

 Balanced                             PCM and BlackRock(1)(3)          Daniel B. Eagan (see above); Portfolio
                                                                       co-manager since 1994.

                                                                       Robert S. Kapito; Vice Chairman of
                                                                       BlackRock since 1988; Portfolio co-
                                                                       manager since 1995.

                                                                       Keith T. Anderson; Managing Director
                                                                       and co-chair of Portfolio Management
                                                                       Group and Investment Strategy
                                                                       Committee of BlackRock since 1988;
                                                                       Portfolio co-manager since 1995.

___________________

(1) Provident Capital Management, Inc. ("PCM") has its primary offices at 1700 Market Street, 27th Floor, Philadelphia, PA 19103.

(2) PNC Equity Advisors Company ("PEAC") has its primary offices at 1835 Market Street, 15th Floor, Philadelphia, PA 19103.

(3) BlackRock Financial Management, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.

         PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         For their investment advisory and sub-advisory services service, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.




                                                    Maximum Annual Contractual Fee Rate for
                                               Each Portfolio Except the International Portfolios



                                                             Investment                       Sub-Advisory
Average Daily Net Assets                                    Advisory Fee                           Fee
------------------------                                    ------------                      ------------
first $1 billion                                                 .55%                                .40%
$1 billion -- $2 billion                                         .50                                 .35
$2 billion -- $3 billion                                         .475                                .325
greater than $3 billion                                          .45                                 .30

                                                         Maximum Annual Contractual Fee Rate for
                                                            the International Equity Portfolio

                                                             Investment                        Sub-Advisory
                                                            Advisory Fee                            Fee
                                                            ------------                       ------------
first $1 billion                                                 .75%                                .60%
$1 billion -- $2 billion                                         .70                                 .55
$2 billion -- $3 billion                                         .675                                .525
greater than $3 billion                                          .65                                 .50

                                                          Maximum Annual Contractual Fee Rate for the
                                                            International Emerging Markets Portfolio

                                                            Investment                         Sub-Advisory
                                                           Advisory Fee                             Fee
                                                           ------------                        ------------
first $1 billion                                               1.275%                              1.10%
$1 billion -- $2 billion                                       1.20                                1.05
$2 billion -- $3 billion                                       1.155                               1.005
greater than $3 billion                                        1.10                                 .95


         Although the advisory fee rate payable by the International Emerging Markets Portfolio is higher than the rate payable by mutual funds investing in domestic securities, the Fund believes it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appropriate for the Portfolio in light of its investment objective and policies.

         For information about the advisory fees the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolios?" For their last fiscal year the Portfolios paid investment advisory fees at the following annual rates after voluntary fee waivers: Value Equity Portfolio
 .44%; Growth Equity Portfolio .40%; Small Cap Growth Equity Portfolio .45%; Core Equity Portfolio .40%; Small Cap Value Equity Portfolio .50%; International Equity Portfolio .60%; International Emerging Markets Portfolio 1.04%; and Balanced Portfolio .40%.

         Brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's distributor, subject to the requirements of best execution.

ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI")(the "Administrators"), serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, CCGI is entitled to a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

         For information about the operating expenses the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolio?"

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Portfolios' custodian and PFPC serves as their transfer agent and dividend disbursing agent.

                     HOW ARE SHARES PURCHASED AND REDEEMED?

DISTRIBUTOR

         Shares of each Portfolio are sold on a continuous basis by PDI as distributor (the "Distributor"). PDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits PDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of any portion of the fees paid by the Fund, past profits or other sources. The Fund is not required or permitted under the plan to make distribution payments with respect to Institutional Shares over and above the investment advisory and other fees it pays for non-distribution services. The plan merely permits the reallocation of a portion of these fees to pay for distribution related and shareholder servicing activities.

PURCHASE OF SHARES

         Institutional Shares are offered to institutional investors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minimum investment of $2,000,000. Institutional Shares are sold at their net asset value per share next determined after an order is received by PFPC as the Fund's transfer agent. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

         Purchase orders for each Portfolio may be placed by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced the following Business Day.

         Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is [$5,000]. There is no minimum subsequent investment.

         The Fund may in its discretion waive the minimum investment amounts and may reject any order for Institutional Shares.

REDEMPTION OF SHARES

         Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7379. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund may use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

         Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, [provided that the Fund's custodian is also open for business]. Payment for redemption orders received after 4:00 p.m. (Eastern Time) [or on a day when the Fund's custodian is closed] is normally wired in Federal funds on the next Business Day following redemption [on which the Fund's custodian is open for business]. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at [P.O. Box 8907, Wilmington, DE 19899-8907].

         The Fund may redeem Institutional Shares in any Portfolio account if the account balance drops below [$5,000] as the result of redemption requests and the shareholder does not increase the balance to at least [$5,000] upon thirty days' written notice.

         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem Shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                       HOW IS NET ASSET VALUE CALCULATED?

         Net asset value of the Portfolios' Institutional Shares is determined as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Institutional Shares, less the liabilities charged to the Institutional Shares, by the number of the Portfolio's outstanding Institutional Shares.

         Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

      HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each Portfolio is declared quarterly as a dividend to investors who are Shareholders of the Portfolio at the close of business on the day of declaration. All dividends are paid within ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

         Distributions are reinvested at net asset value in additional full and fractional Institutional Shares of the same Portfolio on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds Institutional Shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

         Dividends paid by the Portfolios will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by a Portfolio from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in determining their business untaxed reported profits adjustment for Federal alternative minimum and environmental tax purposes. The dividends received deduction is not available for capital gain dividends.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

         An investor considering buying Shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Institutional Shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

         Dividends and certain interest income earned by a Portfolio from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the International Equity and International Emerging Markets Portfolios will make this election in certain years. If a Portfolio makes the election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit his proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income.

         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. The application of state and local income taxes to investments in the Portfolios may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January __, 1996 the Fund changed its name from The PNC Fund to Compass Capital Funds. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in twenty-eight investment portfolios. Each Portfolio described in this Prospectus offers five separate classes of shares -- Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Institutional Shares of the eight portfolios described herein, each of which is classified as a diversified portfolio under the 1940 Act.

         Shares of each class bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan for each Share class except Institutional Shares. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Service and Investor Share classes, contact [name and number].

         Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January ___, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

                         HOW IS PERFORMANCE CALCULATED?

         Performance information for Institutional Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio during the period are reinvested in additional Institutional Shares.

         The yield of Institutional Shares of the Balanced Portfolio is computed by dividing the net income allocated to an Institutional Share during a 30-day (or one month) period by the net asset value of an Institutional Share on the last day of the period and analyzing the result on a semi-annual basis.

         The performance of a Portfolio's Institutional Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indexes, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the S&P 500 Index, EAFE, the Dow Jones Industrial Average, the Dimensional Fund Advisor's Small Cap Index, the Lehman GMNA Index, the Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lehman Government Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolios and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or return of Institutional Shares over a particular period of time, a Portfolio may provide certain other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations of Shares of a Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Institutional Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of a Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by affiliates of the Portfolios' investment adviser or other Institutions directly to their customer accounts in connection with investments in the Portfolios will not be included in the Portfolio's calculations of yield and performance.

                        HOW CAN I GET MORE INFORMATION?

         We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) compass

For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx

Information is also available on the World Wide Web through the Internet.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE EQUITY
PORTFOLIOS

INSTITUTIONAL
CLASS

PROSPECTUS


VALUE EQUITY PORTFOLIO

GROWTH
EQUITY PORTFOLIO

SMALL CAP GROWTH
EQUITY PORTFOLIO

CORE
EQUITY PORTFOLIO

SMALL CAP VALUE
EQUITY PORTFOLIO

INTERNATIONAL
EQUITY PORTFOLIO

INTERNATIONAL EMERGING
MARKETS PORTFOLIO

BALANCED PORTFOLIO


JANUARY __, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
                 (SERVICE SHARES OF THE VALUE EQUITY PORTFOLIO,
          GROWTH EQUITY PORTFOLIO, SMALL CAP GROWTH EQUITY PORTFOLIO,
            CORE EQUITY PORTFOLIO, SMALL CAP VALUE EQUITY PORTFOLIO,
             INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL EMERGING
                   MARKETS PORTFOLIO AND BALANCED PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------
         PART A                                                                      PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          What Are The Expenses Of  The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; What Are The Portfolios?; What
                                                                                     Additional Investment Policies Apply?; What Are
                                                                                     The Portfolios' Fundamental Investment
                                                                                     Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          How Frequently Are Dividends And Distributions
                                                                                     Made To Investors?; How Are Fund Distributions
                                                                                     Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          How Are Shares Purchased And Redeemed?; How Is
                                                                                     Net Asset Value Calculated?; How Is The Fund
                                                                                     Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

                             THE EQUITY PORTFOLIOS
                                 SERVICE SHARES


         The Compass Capital Funds(R) (the "Fund") consist of [twenty-eight] investment portfolios. This Prospectus describes the Service Shares of eight of those portfolios ("Portfolios"):

         -       Value Equity Portfolio -

         -       Growth Equity Portfolio -

         -       Small Cap Growth Equity Portfolio -

         -       Core Equity Portfolio -

         -       Small Cap Value Equity Portfolio -

         -       International Equity Portfolio -

         -       International Emerging Markets Portfolio -

         -       Balanced Portfolio -


         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January __, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) ________. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

         SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                  January ___, 1996

INTRODUCING THE EQUITY PORTFOLIOS OF THE COMPASS CAPITAL FUNDS:

         The Equity Portfolios of the COMPASS CAPITAL FUNDS consist of eight diversified investment products that provide investors with a broad spectrum of investment alternatives within the equity sector. Five of these portfolios invest solely in U.S. stocks, two portfolios invest in non-U.S. international stocks and one portfolio invests in a combination of U.S. stocks and bonds. A detailed description of each portfolio appears on pages _____

COMPASS CAPITAL FUND                  PERFORMANCE BENCHMARK                    LIPPER PEER GROUP
--------------------                  ---------------------                    -----------------
Value Equity                          Russell 1000 Value Index                 Growth and Income
Growth Equity                         Russell 1000 Growth Index                Capital Appreciation
Core Equity                           S&P 500 Index                            Growth and Income
Small Cap Growth                      Russell 2000 Growth Index                Small Company Growth
Small Cap Value                       Russell 2000 Index                       Small Company Growth
International Equity                  [TBD]                                    International
International Emerging                [TBD]                                    Emerging Markets
  Markets
Balanced                              S&P 500                                  Balanced
                                      Salomon Broad Investment
                                        Grade Index


         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. Provident Capital Management, Inc. ("PCM"), PNC Equity Advisers Company ("PEAC") and BlackRock Financial Management, Inc. ("BlackRock") serve as sub-advisers to different Portfolios as described in this Prospectus.

UNDERSTANDING THE COMPASS CAPITAL EQUITY FUNDS

         This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in equity investing.

CONSIDERING THE RISKS IN EQUITY INVESTING

         There can be no assurance that any mutual fund will achieve its investment objective. The Portfolios will hold equity securities, and some or all of the Portfolios may acquire warrants, foreign securities and illiquid securities; enter into repurchase and reverse repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency exchange contracts. These and the other investment practices set forth below, and their associated risks, deserve careful consideration. Certain risks associated with international investments are heightened because of currency fluctuations and investments in emerging markets. See "What Additional Investment Policies Apply?"

ASKING THE KEY QUESTIONS

                                                                                                                     Page
                                                                                                                     ----
What Are the Expenses of the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Differences Among the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . .
What Additional Investment Policies Apply?  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Fundamental Investment Limitations?  . . . . . . . . . . . . . . . . . . .
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                                                                                     Page
                                                                                                                     ----
How Are Shares Purchased and Redeemed?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Special Purchase and Redemption Procedures May Apply?  . . . . . . . . . . . . . . . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors? . . . . . . . . . . . . . . . . .
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                 [End of Page]

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

Below is a summary of the annual operating expenses expected to be incurred by Service Shares of the Portfolios for the current fiscal year ending September 30, 1996 as a percentage of average net assets. An example based on the summary is also shown.





                                                       Small                     Small                  Inter-
                                                        Cap                       Cap         Inter-    national
                               Value       Growth      Growth        Core        Value       national   Emerging
                              Equity       Equity      Equity       Equity      Equity       Equity     Markets        Balanced
                             Portfolio   Portfolio   Portfolio    Portfolio    Portfolio    Portfolio   Portfolio     Portfolio
                             ---------   ---------   ---------    ---------    ---------    ---------   ----------    -----------
Advisory fees(1)                .50%        .50%        .53%          .50%          .53%        .70%          1.15%         .50%
Other operating expenses        .55         .55         .63           .55           .63         .66            .93          .60
                               ----        ----        ----          ----          ----        ----           ----         ----
  Administration fees(1)        .17         .15         .22           .15           .22         .16            .18          .17
  Service fees                  .15         .15         .15           .15           .15         .15            .15          .15
  Other expenses(1)             .23         .25         .26           .25           .26         .35            .60          .28
                               ----        ----        ----          ----          ----        ----           ----         ----
Total Portfolio operating
  expenses(1)                  1.05%       1.05%       1.16%         1.05%         1.16%       1.36%          2.08%        1.10%
                               ====        ====        ====          ====          ====        ====           ====         ====



(1) Without waivers, advisory fees would be .55%, .55%, .55%, .55%, .55%, .75%, 1.25% and .55% and administration fees would be .23%, .23%, .23%, .23%, .23%, .23%, .23% and .23%, respectively. PAMG and the
         Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers with respect to the particular Portfolios for the fiscal year ended September 30, 1995, as restated to reflect revised fee waivers. Without waivers, total operating expenses would be: 1.16%, 1.18%, 1.19%, 1.18%, 1.19%, 1.48%, 2.23% and 1.21%, respectively.

EXAMPLE

         An investor in Service Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                  ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
                                                  --------       -----------      ----------       ---------
Value Equity                                        $ 11             $ 33            $ 58             $128
Growth Equity                                         11               33              58              128
Small Cap Growth Equity                               12               37              64              141
Core Equity                                           11               33              58              128
Small Cap Value Equity                                12               37              64              141
International Equity                                  14               43              74              164
International Emerging Markets                        21               65             112              241
Balanced                                              11               35              61              134


         The foregoing Table and Example are intended to assist investors in understanding the costs and expenses the Portfolios pay. Investors bear these expenses since they reduce the income paid by the Portfolios as dividends. The tables do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?

         The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by [________________________], the Fund's independent accountants. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual reports may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS
            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             VALUE EQUITY PORTFOLIO


                                                                                          FOR THE
                                                                                           PERIOD
                                                       YEAR                 YEAR         7/29/93(1)
                                                      ENDED                 ENDED         THROUGH
                                                     9/30/95               9/30/94        9/30/93
                                                     -------               -------        -------
Net asset value at beginning of period                                    $  11.68        $ 11.21
                                                                          --------        -------
Income from investment operations
  Net investment income                                                       0.25           0.04
  Net gain (loss) on investments
    (both realized and unrealized)                                            0.16           0.48
                                                                          --------        -------
      Total from investment operations                                        0.41           0.52
                                                                          --------        -------
Less distributions
  Distributions from net investment
    income                                                                   (0.25)         (0.05)
  Distributions from net realized
    capital gains                                                            (0.22)            --
                                                                          --------        -------
      Total distributions                                                    (0.47)         (0.05)
                                                                          --------        -------
Net asset value at end of period                                          $  11.62        $ 11.68
                                                                          ========        =======
Total return                                                                  3.51%          4.64%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                        $105,035        $23,137
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                             0.90%          0.91%(2)
    Before advisory/administration
      fee waivers                                                             1.06%          0.94%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                             2.24%          2.44%(2)
    Before advisory/administration
      fee waivers                                                             2.08%          2.41%(2)
Portfolio turnover rate                                                         11%            11%


(1)    Commencement of operations.

(2)    Annualized.

            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            GROWTH EQUITY PORTFOLIO



                                                                                                      FOR THE
                                                                                                       PERIOD
                                                                 YEAR                   YEAR          7/28/93(1)
                                                                 ENDED                  ENDED          THROUGH
                                                                9/30/95                9/30/94         9/30/93
                                                                -------                -------         -------
Net asset value at beginning of period                                                 $ 11.57         $10.54
                                                                                       -------         ------
Income from investment operations
  Net investment income                                                                   0.03             --
  Net gain (loss) on investments (both realized
    and unrealized)                                                                      (1.32)          1.03
                                                                                       -------         ------
      Total from investment operations                                                   (1.29)          1.03
                                                                                       -------         ------
Less distributions
  Distributions from net investment income                                                  --             --
  Distributions from capital                                                                --             --
  Distributions from net realized capital gains                                          (0.10)            --
                                                                                       -------         ------
      Total distributions                                                                (0.10)            --
                                                                                       -------         ------
Net asset value at end of period                                                       $ 10.18         $11.57
                                                                                       =======         ======
Total return                                                                            (11.20)%         9.77%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                                           $36,752         $8,606
  Ratios of expenses to average net assets
    After advisory/administration fee waivers                                             0.90%          0.89%(2)
    Before advisory/administration fee waivers                                            1.14%          0.95%(2)
  Ratios of net investment income to average
    net assets
    After advisory/administration fee waivers                                             0.51%         (0.03)%(2)
    Before advisory/administration fee waivers                                            0.26%         (0.09)%(2)
Portfolio turnover rate                                                                    212%           175%


(1)           Commencement of operations.

(2)           Annualized.

            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       SMALL CAP GROWTH EQUITY PORTFOLIO



                                                                                                    FOR THE
                                                                                                     PERIOD
                                                                  YEAR               YEAR          9/15/93(1)
                                                                 ENDED              ENDED           THROUGH
                                                                9/30/95             9/30/94         9/30/93
                                                                -------            --------        ---------
Net asset value at beginning of period                                              $ 10.47         $ 9.96
                                                                                    -------         ------
Income from investment operations
  Net investment income                                                                0.01             --
  Net gain (loss) on investments
    (both realized and unrealized)                                                    (0.34)          0.51
                                                                                    -------         ------
         Total from investment operations                                             (0.33)          0.51
                                                                                    -------         ------
Less distributions
  Distributions from net investment income                                               --             --
  Distributions from net realized
    capital gains                                                                        --             --
                                                                                    -------         ------
         Total distributions                                                             --             --
                                                                                    -------         ------
Net asset value at end of period                                                    $ 10.14         $10.47
                                                                                    =======         ======
Total return                                                                          (3.12)%         5.12%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                                        $22,648         $  911
  Ratios of expenses to average net assets
    After advisory/administration fee waivers                                          0.71%          0.99% (2)
    Before advisory/administration fee
      waivers                                                                          1.27%          1.68% (2)
  Ratios of net investment income to average
    net assets
    After advisory/administration fee waivers                                          0.21%         (0.34)%(2)
    Before advisory/administration fee
      waivers                                                                         (0.34)%        (1.03)%(2)
Portfolio turnover rate                                                                  89%             9%

(1)        Commencement of operations.

(2)        Annualized.

                                 THE PNC(R) FUND

            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             CORE EQUITY PORTFOLIO



                                                                                             FOR
                                                                                          THE PERIOD
                                                          YEAR             YEAR           9/15/93(1)
                                                          ENDED            ENDED           THROUGH
                                                         9/30/95          9/30/94          9/30/93
                                                         -------          -------          -------
Net asset value at beginning
  of period                                                               $  9.97          $10.00
                                                                          -------          ------
Income from investment operations
  Net investment income                                                      0.19              --
  Net gain (loss) on investments
    (both realized and unrealized)                                          (0.04)          (0.03)
                                                                          -------          ------
      Total from investment
        operations                                                           0.15           (0.03)
                                                                          -------          ------
Less distributions
  Distributions from net
    investment income                                                       (0.20)             --
  Distributions from net realized
    capital gains                                                              --              --
                                                                          -------          ------
      Total distributions                                                   (0.20)             --
                                                                          -------          ------
Net asset value at end of period                                          $  9.92          $ 9.97
                                                                          =======          ======
Total return                                                                 1.55%           (.30)%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                        $49,293          $  704
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                            0.90%           0.90%(2)
    Before advisory/administration
      fee waivers                                                            1.18%           1.12%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                            1.96%           1.92%(2)
    Before advisory/administration
      fee waivers                                                            1.68%           1.70%(2)
Portfolio turnover rate                                                        88%              2%


(1)        Commencement of operations.

(2)        Annualized.

            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        SMALL CAP VALUE EQUITY PORTFOLIO



                                                                                          FOR THE
                                                                                          PERIOD
                                                              YEAR          YEAR         7/29/93(1)
                                                             ENDED          ENDED         THROUGH
                                                            9/30/95        9/30/94        9/30/93
                                                            -------        -------        -------
Net asset value at beginning of period                                     $ 13.08        $ 12.28
                                                                           -------        -------
Income from investment operations
  Net investment income                                                         --             --
  Net gain (loss) on investments
    (both realized and unrealized)                                            0.77           0.80
                                                                           -------        -------
      Total from investment operations                                        0.77           0.80
                                                                           -------        -------
Less distributions
  Distributions from net investment
    income                                                                   (0.01)            --
  Distributions from net realized
    capital gains                                                            (0.25)            --
                                                                           -------        -------
      Total distributions                                                    (0.26)            --
                                                                           -------        -------
Net asset value at end of period                                           $ 13.59        $ 13.08
                                                                           =======        =======
Total return                                                                  5.96%          6.51%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                         $45,372        $21,689
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                             0.98%          0.99%(2)
    Before advisory/administration
      fee waivers                                                             1.10%          1.03%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                             0.03%          0.12%(2)
    Before advisory/administration
      fee waivers                                                            (0.09)%         0.08%(2)
Portfolio turnover rate                                                         18%            41%


(1)        Commencement of operations.

(2)        Annualized.

            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL EQUITY PORTFOLIO


                                                                                         FOR THE
                                                                                          PERIOD
                                                            YEAR            YEAR        7/29/93(1)
                                                           ENDED            ENDED        THROUGH
                                                          9/30/95          9/30/94       9/30/93
                                                          -------          -------       -------
Net asset value at beginning of period                                     $ 12.47        $ 11.76
                                                                           -------        -------
Income from investment operations
  Net investment income                                                       0.14           0.02
  Net realized gain (loss) on
    investments                                                               1.14           0.69
                                                                           -------        -------
     Total from investment
  operations                                                                  1.28           0.71
                                                                           -------        -------
Less distributions
  Distributions from net investment
    income                                                                   (0.09)            --
  Distributions from net realized
    capital gains                                                            (0.25)            --
                                                                           -------        -------
     Total distributions                                                     (0.34)            --
                                                                           -------        -------
Net asset value at end of period                                           $ 13.41        $ 12.47
                                                                           =======        =======
Total return                                                                 10.36%          6.03%
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                         $75,174        $11,985
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                             1.20%          1.18%(2)
    Before advisory/administration
      fee waivers                                                             1.39%          1.24%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                             1.09%          1.01%(2)
    Before advisory/administration
      fee waivers                                                             0.90%          0.95%(2)
Portfolio turnover rate                                                         37%            31%

(1)       Commencement of operations.

(2)       Annualized.

            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO




                                                                                             FOR
                                                                                          THE PERIOD
                                                                      YEAR                6/17/94(1)
                                                                      ENDED                THROUGH
                                                                     9/30/95               9/30/94
                                                                     -------               -------
Net asset value at beginning of period                                                      $10.00
Income from investment operations
  Net investment income                                                                       0.02
  Net gain (loss) on investments
    (both realized and unrealized)                                                            0.53
                                                                                            ------
       Total from investment operations                                                       0.55
                                                                                            ------
Less distributions
  Distributions from net investment income                                                      --
  Distributions from net realized
    capital gains                                                                               --
                                                                                            ------
       Total distributions                                                                      --
                                                                                            ------
Net asset value at end of period                                                            $10.55
                                                                                            ======
Total return                                                                                  5.50%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                                                $3,505
  Ratios of expenses to average net assets
    After advisory/administration fee waivers                                                 2.00%(2)
    Before advisory/administration fee waivers                                                2.98%(2)
  Ratios of net investment income to average
    net assets
    After advisory/administration fee waivers                                                 1.10%(2)
    Before advisory/administration fee waivers                                                0.12%(2)
Portfolio turnover rate                                                                          4%


(1)      Commencement of operations.

(2)      Annualized.

            (FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               BALANCED PORTFOLIO


                                                                                              FOR THE
                                                                                              PERIOD
                                                               YEAR             YEAR         5/1/89(1)
                                                               ENDED            ENDED         THROUGH
                                                              9/30/95          9/30/94        9/30/93
                                                              -------          -------        -------
Net asset value at beginning of period                                         $ 12.42        $ 12.05
                                                                               -------        -------
Income from investment operations
  Net investment income                                                           0.34           0.06
  Net realized gain (loss) on investments                                        (0.38)          0.38
                                                                               -------        -------
     Total from investment operations                                            (0.04)          0.44
                                                                               -------        -------
Less distributions
  Distributions from net investment income                                       (0.34)         (0.07)
  Distributions from net realized capital gains                                  (0.06)            --
                                                                               -------        -------
     Total distributions                                                         (0.40)         (0.07)
                                                                               -------        -------
Net asset value at end of period                                               $ 11.98        $ 12.42
                                                                               =======        =======
Total return                                                                     (0.36)%         3.66%
Ratios/Supplemental data
Net assets at end of period (in thousands)                                     $66,024        $15,842
  Ratios of expenses to average net assets
    After advisory/administration fee waivers                                     0.90%          0.93%(2)
    Before advisory/administration fee waivers                                    1.16%          1.11%(2)
  Ratios of net investment income to average
    net assets
    After advisory/administration fee waivers                                     2.96%          2.75%(2)
    Before advisory/administration fee waivers                                    2.70%          2.57%(2)
Portfolio turnover rate                                                             54%            32%


(1)      Commencement of operations.

(2)      Annualized.

                            WHAT ARE THE PORTFOLIOS?

The COMPASS CAPITAL FUNDS consist of [28] portfolios and have been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

The Equity Portfolios of the COMPASS CAPITAL FUNDS consist of eight investment products that provide investors with a broad spectrum of investment alternatives within the equity sector. Five of these Portfolios invest solely in U.S. stocks, two Portfolios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds.

In certain investment cycles and over certain holding periods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.

         INVESTMENT OBJECTIVES    EACH OF THE EIGHT COMPASS CAPITAL FUND EQUITY
                                  PORTFOLIOS SEEKS TO PROVIDE
                                  LONG-TERM CAPITAL APPRECIATION.

                                  THE CORE EQUITY AND VALUE EQUITY PORTFOLIOS
                                  PURSUE A SECONDARY  OBJECTIVE OF CURRENT
                                  INCOME FROM DIVIDENDS.

                                  THE BALANCED PORTFOLIO PURSUES A SECONDARY
                                  OBJECTIVE OF CURRENT INCOME FROM AN
                                  ALLOCATION TO FIXED INCOME SECURITIES.

                                  TO MEET ITS INVESTMENT OBJECTIVE, EACH
                                  PORTFOLIO EMPLOYS A SPECIFIC INVESTMENT
                                  STYLE, AS DESCRIBED BELOW.



                                 [END OF PAGE]

                 WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?



  Compass                                                                                                             Performance
Capital Fund                    Investment Style                             Portfolio Emphasis                        Benchmark
------------                    ----------------                             ------------------                       -----------
Value Equity          Pursues equity securities (defined as common  Stocks with price/earnings and price/book     Russell 1000 Value
                      stocks or securities convertible into common  ratios at time of purchase below average for  Index
                      stocks) which the sub-adviser believes are    benchmark and capitalization in excess of $1
                      undervalued.  A security's earnings trend     billion.
                      and its dividend growth rate will also be
                      factors considered in security selection.

Growth Equity         Pursues stocks with earnings growth           Stocks with growth rate estimates in excess   Russell 1000
                      potential.  Emphasizes stocks which the sub-  of average for benchmark and capitalization   Growth Index
                      adviser considers to have favorable and       in excess of $1 billion.
                      above-average earnings growth prospects.

Core Equity           Combines value and growth style as sub-       Similar sector weightings as benchmark, with  S&P 500 Index
                      advisor identifies market opportunity.        over- or under-weighting in particular
                                                                    securities within those sectors.

Small Cap Growth      Pursues small cap stocks with earnings        Stocks with growth rate estimates in excess   Russell 2000
                      growth potential.  Emphasizes small cap       of average for benchmark and capitalization   Growth Index
                      stocks which the sub-adviser considers to     below $1 billion.
                      have favorable and above-average earnings
                      growth prospects.

Small Cap Value       Pursues small cap stocks which the sub-       Stocks with price/earnings and price/book     Russell 2000 Index
                      adviser believes are undervalued.  A          ratios below average for benchmark and
                      security's earnings trend and its dividend    capitalization below $1 billion.
                      growth rate will also be factors considered
                      in security selection.

International Equity  Pursues non-dollar denominated stocks of      At least two thirds of portfolio assets are   [TBD]
                      issuers in countries included in the MSCI     invested in international stocks.
                      Europe, Australia and the Far East Index
                      ("EAFE").  Within this universe, a value      Stocks with price/earnings ratios below
                      style of investing is employed to select      average for a securities' home market or
                      stocks which the sub-adviser believes are     stock exchange.
                      undervalued.  A security's earnings trend
                      and its dividend growth rate will also be     Diversification across countries, industry
                      factors considered in security selection.     groups and companies with investment at all
                      The sub-adviser will also consider            times in at least three foreign countries.
                      macroeconomic factors such as the prospects
                      for relative economic growth among certain
                      foreign countries, expected levels of
                      inflation, government policies influencing
                      business conditions and the outlook for
                      currency relationships.

International         Pursues non-dollar denominated stocks of        At least 65% of portfolio assets in stocks    [TBD]
Emerging Markets      issuers in emerging country markets             of emerging market issuers.  Maximum of 35%
                      (generally any country considered to be         of portfolio assets may be held in issues of
                      emerging or developing by the World Bank,       developed nations, including the United
                      the International Finance Corporation or the    States.
                      United Nations).  Within this universe, a
                      value style of investing is employed to         Stocks with price/earnings ratios below
                      select stocks which the sub-adviser believes    average for a securities' home market or
                      are undervalued.  The sub-adviser will also     stock exchange.
                      consider macroeconomic factors such as the
                      prospects for relative economic growth among    Ordinarily, stocks of issuers in at least
                      certain foreign countries, expected levels      three emerging markets will be held.
                      of inflation, government policies
                      influencing business conditions and the
                      outlook for currency relationships.


Balanced              Pursues a blend of equity and fixed income      Maintains a minimum 25% investment in fixed   S&P 500 and
                      securities to deliver total return through      income senior securities.                     Salomon Broad
                      capital appreciation and current income.                                                      Investment Grade
                                                                                                                    Index
                      Equity Portion:                                 Equity Portion:
                      Combines value and growth style as sub-         Similar sector weightings as benchmark, with
                      adviser identifies market opportunity.          over- or under-weighting in particular
                                                                      securities within those sectors.


                      Fixed Income Portion:                           Fixed Income Portion:
                      Combines sector rotation and security           Dollar denominated investment grade bonds,
                      selection across a broad universe of fixed      including U.S. Government, mortgage- backed,
                      income securities.                              asset-backed and corporate debt securities.

                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         EQUITY SECURITIES. During normal market conditions each Portfolio, except the Balanced Portfolio, will normally invest at least 80% of the value of its total assets in equity securities. The Portfolios will invest primarily in equity securities of U.S. issuers, except the International Equity and International Emerging Markets Portfolios, which will invest primarily in foreign issuers. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

         FOREIGN SECURITIES. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

         A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

         In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         The expense ratios of the International Equity and International Emerging Markets Portfolios are expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         As stated, the International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Greece, Hungary, India, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         The International Equity Portfolio invests primarily in equity securities of issuers located in countries included in EAFE. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the United Kingdom are currently included in EAFE.

         ADRS, EDRS AND GDRS. Each Portfolio may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

         OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity and International Emerging Markets Portfolios, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of the Fund's total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options is 5% or less of its net assets.

         Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contracts, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid high grade assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see Appendix B in the Statement of Additional Information.

         The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio's from registration as a "commodity pool operator."

         FORWARD CURRENCY EXCHANGE CONTRACTS. The Portfolios may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfolio to establish a rate of exchange for a future point in time.

         LIQUIDITY MANAGEMENT. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if its sub-adviser determines that market conditions warrant, a Portfolio may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective.

         High quality money market instruments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Portfolios may also purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations purchased by a Portfolio will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a Portfolio will be of comparable quality as determined by its sub-adviser. Under a repurchase agreement, a Portfolio agrees to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are in substance loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Portfolios do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

         REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is authorized to make limited borrowings. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.
In addition, whenever borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any investments.

         INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds").
The International Equity and International Emerging Markets Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each bears directly in connection with its own operations.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         SMALL CAP GROWTH EQUITY AND SMALL CAP VALUE PORTFOLIOS. The Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio will invest at least 65% of their total assets in equity securities of smaller-capitalized organizations (less than $1 billion at the time of purchase) that have limited product lines, markets and financial resources and are dependent upon a limited management group.

         BALANCED PORTFOLIO. Fixed-income securities purchased by the Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts
(GICs) and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities will be rated at the time of purchase within the four highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") or, if unrated, will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics. If a fixed-income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an orderly fashion as soon as practicable. Investments in securities of foreign issuers will be limited to 5% of the Portfolio's total assets.

         The market value of the Balanced Portfolio's investments in fixed-income corporate and other securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

         The Balanced Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that the Balanced Portfolio purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Balanced Portfolio's principal investment to the extent of premium paid.

         Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOS frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

         The Balanced Fund may also purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as TIGRs and CATS). The Balanced Portfolio may purchase these certificates and may also purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

         PORTFOLIO TURNOVER RATES. Under normal market conditions it is expected that the annual portfolio turnover rate for each Portfolio (including both the equity and fixed income portions of the Balanced Portfolio) will not exceed 150%. A Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., over 100%) will generally result in higher transaction costs to a Portfolio.

          WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?

         A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

         No Portfolio may:

                 (1) purchase securities (except U.S. Government securities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

                 (2) subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer;

                 (3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

                 (4) borrow money in amounts over one-third of the value of its total assets at the time of such borrowing.

         These investment limitations are applied at the time investment securities are purchased.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

                             WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISERS

         The Adviser to the
                           COMPASS CAPITAL FUNDS is PNC Asset Management Group.
Each of the Funds within the Compass Capital Fund Family is managed by an experienced portfolio manager who is a member of one of PNC Asset Management Group's distinguished equity portfolio management subsidiaries.

         The eight portfolios and their investment sub-advisers and portfolio managers are as follows:

 Compass Capital Fund                      Investment Sub-Adviser      Portfolio Manager
 --------------------                      ----------------------      -----------------
 Value Equity                                      PCM(1)              Earl J. Gaskins; Vice President of PCM
                                                                       since 1985; Portfolio manager since
                                                                       1994.

                                                                       Benedict E. Capaldi; Vice President of
                                                                       PCM since 1995; prior to joining PCM,
                                                                       Senior Vice President and portfolio
                                                                       manager with Radnor Capital
                                                                       Management, President of Chestnut Hill
                                                                       Advisors, Inc. and Managing Director
                                                                       of Brandywine Asset Management, Inc.;
                                                                       Portfolio co-manager since 1995.

 Growth Equity                                     PEAC(2)             Robert K. Urquhart; Managing Director
                                                                       of PEAC's Large Cap Growth Equity
                                                                       Investments area since 1995; prior to
                                                                       joining PEAC, Chief Investment Officer
                                                                       and partner of Cole Financial
                                                                       Group,Inc., a partner of Seacliff
                                                                       Holdings, Inc. and of RCM Capital
                                                                       Management; Portfolio manager since
                                                                       1995.

 Core Equity                                       PCM(1)              Daniel B. Eagan; portfolio manager
                                                                       with PCM since 1995; director of
                                                                       investment strategy at PAMG during
                                                                       1995; portfolio manager with PEAC
                                                                       during 1995; Portfolio manager since
                                                                       1995.

 Compass Capital Fund                      Investment Sub-Adviser      Portfolio Manager
 --------------------                      ----------------------      -----------------
 Small Cap Value                                    PCM(1              Susan D. Menzies; Vice President of
                                                                       PCM since 1985; Portfolio manager
                                                                       since 1994.

 Small Cap Growth                                  PEAC(2              William J. Wykle; investment manager
                                                                       with PEAC since 1995; investment
                                                                       manager with PNC Bank from 1986 to
                                                                       1995; Portfolio manager since its
                                                                       inception.

 International Equity                              PCM(1)              William George Greig; Vice President
                                                                       of PCM; prior to joining PCM, Managing
                                                                       Partner of Akamai International,
                                                                       Investment Director of The Framlington
                                                                       Group and Research Director with
                                                                       Pilgrim Baxter & Associates; Portfolio
                                                                       manager since 1995.

 International Emerging                            PCM(1)              William George Greig (see above);
 Markets                                                               Portfolio manager since its inception.

 Balanced                             PCM and BlackRock(1)(3)          Daniel B. Eagan (see above); Portfolio
                                                                       co-manager since 1994.

                                                                       Robert S. Kapito; Vice Chairman of
                                                                       BlackRock since 1988; Portfolio co-
                                                                       manager since 1995.

                                                                       Keith T. Anderson; Managing Director
                                                                       and co-chair of Portfolio Management
                                                                       Group and Investment Strategy
                                                                       Committee of BlackRock since 1988;
                                                                       Portfolio co-manager since 1995.

___________________

(1) Provident Capital Management, Inc. ("PCM") has its primary offices at 1700 Market Street, 27th Floor, Philadelphia, PA 19103.

(2) PNC Equity Advisors Company ("PEAC") has its primary offices at 1835 Market Street, 15th Floor, Philadelphia, PA 19103.

(3) BlackRock Financial Management, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.

         PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         For their investment advisory and sub-advisory services service, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                                                   Maximum Annual Contractual Fee Rate for
                                              Each Portfolio Except the International Portfolios



                                                             Investment                         Sub-Advisory
Average Daily Net Assets                                    Advisory Fee                             Fee
------------------------                                    ------------                        ------------
first $1 billion                                                 .55%                                .40%
$1 billion -- $2 billion                                         .50                                 .35
$2 billion -- $3 billion                                         .475                                .325
greater than $3 billion                                          .45                                 .30



                                                  Maximum Annual Contractual Fee Rate for
                                                     the International Equity Portfolio


                                                             Investment                        Sub-Advisory
                                                            Advisory Fee                            Fee
                                                            ------------                       ------------
first $1 billion                                                 .75%                                .60%
$1 billion -- $2 billion                                         .70                                 .55
$2 billion -- $3 billion                                         .675                                .525
greater than $3 billion                                          .65                                 .50



                                            Maximum Annual Contractual Fee Rate for the
                                              International Emerging Markets Portfolio


                                                            Investment                         Sub-Advisory
                                                           Advisory Fee                             Fee
                                                           ------------                        ------------
first $1 billion                                               1.275%                              1.10%
$1 billion -- $2 billion                                       1.20                                1.05
$2 billion -- $3 billion                                       1.155                               1.005
greater than $3 billion                                        1.10                                 .95

         Although the advisory fee rate payable by the International Emerging Markets Portfolio is higher than the rate payable by mutual funds investing in domestic securities, the Fund believes it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appropriate for the Portfolio in light of its investment objective and policies.

         For information about the advisory fees the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolios?" For their last fiscal year the Portfolios paid investment advisory fees at the following annual rates after voluntary fee waivers: Value Equity Portfolio
 .44%; Growth Equity Portfolio .40%; Small Cap Growth Equity Portfolio .45%; Core Equity Portfolio .40%; Small Cap Value Equity Portfolio .50%; International Equity Portfolio .60%; International Emerging Markets Portfolio 1.04%; and Balanced Portfolio .40%.

         Brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's Distributor, subject to the requirements of best execution.

                                 ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") (the "Administrators") serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, CCGI is entitled to a fee, computed daily and payable monthly, at an annual rate of
 .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

         For information about the operating expenses the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolio?"

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Porfolios' custodian and PFPC serves as their transfer agent and dividend disbursing agent.

SHAREHOLDER SERVICING

         The Fund intends to enter into service agreements with institutional investors ("Institutions") (including PNC Bank, PNC Bank Ohio and their affiliates) which provide that the Institutions will render support services to their customers who are the beneficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of the following services: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; providing information periodically to customers showing their positions in Service Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

         Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. It is intended that the services provided by Institutions under their service agreements will not be prohibited under these laws. However, state securities laws may differ from the interpretations of Federal law on this issue, and banks and financial institutions may be required to register as dealers pursuant to state law.

                       PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTOR

     Shares of the Portfolios are offered on a continuous basis by PDI as distributor.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits PDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of any portion of the fees paid by the Fund, past profits or other sources. The Fund is not required or permitted under the plan to make distribution payments with respect to Service Shares over and above the investment advisory and other fees it pays for non-distribution services. The plan merely permits the reallocation of a portion of these fees to pay for distribution related and shareholder servicing activities.

PURCHASE OF SHARES

         Service Shares are offered without a sales load to Institutions acting on behalf of their customers [, as well as to certain persons who were shareholders of the Compass Capital Group of Funds on January __ 1996, when it was combined with the Fund]. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the requirements of the account. In these cases, confirmations of Share purchases and redemptions will be sent to the Institutions. Beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase Shares should contact their Institutions.

         Service Shares are sold at their net asset value per Share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be placed by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

         Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is [$5,000]; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

         The Fund may in its discretion waive the minimum investment amount and may reject any order for Service Shares.

REDEMPTION OF SHARES

         Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institutions. These procedures will vary according to the type of account and the Institution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

         Institutions may place redemption orders by telephoning PFPC at (800) 441-7379. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund may use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

         Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, [provided that the Fund's custodian is also open for business]. Payment for redemption orders received after 4:00 p.m. (Eastern Time) [or on a day when the Fund's custodian is closed] is normally wired in Federal funds on the next Business Day following redemption [on which the Fund's custodian is open for business]. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institutions.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at [400 Bellevue Parkway, Wilmington, DE 19809].

         The Fund may redeem Service Shares in any Portfolio account if the account balance drops below [$5,000] as the result of redemption requests and the shareholder does not increase the balance to at least [$5,000] upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her Shares in the Portfolios to the extent necessary to maintain the minimum balance required.

         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem Shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

           WHAT SPECIAL PURCHASE AND REDEMPTION PROCEDURES MAY APPLY?

         Persons who were shareholders of the Compass Capital Group of Funds which were combined with the Fund on January __, 1996, may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held Shares on that date through the procedures described in this section.

         PURCHASES. Purchase orders may be placed through the transfer agent. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio for which Shares are purchased must appear on the check or [Federal Reserve Draft.] Investors may also wire Federal funds in connection with the purchase of Shares. The wire instructions must include the name of the Portfolio, the name of the account registration, and the shareholder account number. Before wiring any funds, however, an investor must call the Portfolios at 1-800-438-5789 in order to confirm the wire instructions. Purchase orders which are received by the transfer agent, together with payment, before the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on any Business Day (as defined above) are priced according to the net asset value next determined on that day plus any applicable sales charge.

         The Portfolios offer an Automatic Investment Plan ("AIP") whereby an investor in Shares of a Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount is $50.

         REDEMPTIONS. Shareholders may redeem for cash some or all of their Shares of the Portfolios at any time by sending a written redemption request in proper form to Compass Capital Funds c/o PFPC, Inc., P.O. Box 8907, Wilmington, Delaware 19899-8907.

         Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

         If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Shares in certificated form.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at [P.O. Box 8907, Wilmington, DE 19899-8907].

         The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine.

         The Portfolios offer a Systematic Withdrawal Plan ("SWP") which may be used by shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form.

         Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to the transfer agent.

                       HOW IS NET ASSET VALUE CALCULATED?

         The net asset value for the Portfolios' Service Share is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern
Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Service Shares, less the liabilities charged to the Service Shares, by the number of the Portfolio's outstanding Service Shares.

         Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

       HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declaration. All dividends are paid within ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

         Distributions are reinvested at net asset value in additional full and fractional Service Shares of the same Portfolio on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds Service Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         Dividends paid by the Portfolios will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by a Portfolio from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in determining their business untaxed reported profits adjustment for Federal alternative minimum and environmental tax purposes. The dividends received deduction is not available for capital gain dividends.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

         An investor considering buying Shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Service Shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

         Dividends and certain interest income earned by a Portfolio from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the International Equity and International Emerging Markets Portfolios will make this election in certain years. If a Portfolio makes the election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit his proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income.

         This is not an exhaustive discussion of applicable tax consequences and investors may wish to contact their tax advisers concerning investments in the Portfolios. The application of state and local income taxes to investments in the Portfolios may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January __, 1996 the Fund changed its name from The PNC Fund to Compass Capital Funds. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in twenty-eight investment portfolios. Each Portfolio described in this Prospectus offers five separate classes of shares -- Institutional Shares, Service Shares, Investor A Shares, Investor B Share and Investor C Shares. This prospectus relates only to Service Shares of the eight portfolios described herein, each of which is classified as a diversified portfolio under the 1940 Act.

         Shares of each class bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Institutional and Investor Share classes, contact [name and number].

         Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January ___, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

                         HOW IS PERFORMANCE CALCULATED?

         Performance information for Service Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Service Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assumes that dividends and capital gain distributions made by a Portfolio during the period are reinvested in additional Service Shares.

         The yield of Service Shares of the Balanced Portfolio is computed by dividing the net income allocated to a Service Share during a 30-day (or one month) period by the net asset value of a Service Share on the last day of the period and annualizing the result on a semi-annual basis.

         The performance of a Portfolio's Service Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indexes, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's Service Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the S&P 500 Index, EAFE, the Dow Jones Industrial Average, the Dimensional Fund Advisor's Small Cap Index, the Lehman GMNA Index, the Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lehman Government Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolios and their Shares published by nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or return of Service Shares over a particular period of time, a Portfolio may provide certain other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations for Shares of a Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Service Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Service Shares of a Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in Service Shares will not be included in the Portfolio performance calculations.

                        HOW CAN I GET MORE INFORMATION?

We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:


For Performance and Portfolio Management Questions dial (800) compass


For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx


For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx


Information is also available on the World Wide Web through the Internet.

Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing COMPASSFUNDS.COM

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE EQUITY
PORTFOLIOS


SERVICE SHARES


PROSPECTUS

VALUE EQUITY PORTFOLIO

GROWTH
EQUITY PORTFOLIO

SMALL CAP GROWTH
EQUITY PORTFOLIO

CORE
EQUITY PORTFOLIO

SMALL CAP VALUE
EQUITY PORTFOLIO

INTERNATIONAL
EQUITY PORTFOLIO

INTERNATIONAL EMERGING
MARKETS PORTFOLIO

BALANCED PORTFOLIO


JANUARY ___, 1996

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
           (INVESTOR A AND INVESTOR B SHARES OF THE VALUE EQUITY
          PORTFOLIO, GROWTH EQUITY PORTFOLIO, SMALL CAP GROWTH EQUITY PORTFOLIO, CORE EQUITY PORTFOLIO, SMALL CAP VALUE EQUITY PORTFOLIO,
     INDEX EQUITY PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL
               EMERGING MARKETS PORTFOLIO AND BALANCED PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------
         PART A                                                                      PROSPECTUS

1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          What Are The Expenses Of  The Portfolios?

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          What Are The Portfolios' Financial Highlights?

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; What Are The Portfolios?; What
                                                                                     Additional Investment Policies Apply?; What Are
                                                                                     The Portfolios' Fundamental Investment
                                                                                     Limitations?

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Who Manages The Fund?

5A.      Managements Discussion of Fund
           Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          How Frequently Are Dividends And Distributions
                                                                                     Made To Investors?; How Are Fund Distributions
                                                                                     Taxed?; How Is The Fund Organized?

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          How Are Shares Purchased And Redeemed?; How Is
                                                                                     Net Asset Value Calculated?; How Is The Fund
                                                                                     Organized?

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          How Are Shares Purchased and Redeemed?

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . .          Inapplicable

                             THE EQUITY PORTFOLIOS
                                INVESTOR SHARES


         The Compass Capital Funds(R) (the "Fund") consists of [twenty-eight] investment portfolios. This Prospectus describes the Investor Shares of nine of those portfolios ("Portfolios"):

         -  Value Equity Portfolio -

         -  Growth Equity Portfolio -

         -  Small Cap Growth Equity Portfolio -

         -  Core Equity Portfolio -

         -  Index Equity Portfolio -

         -  Small Cap Value Equity Portfolio -

         -  International Equity Portfolio -

         -  International Emerging Markets Portfolio -

         -  Balanced Portfolio -


         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January __, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) __________. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

         SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

        THE INDEX EQUITY PORTFOLIO SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A PORTFOLIO (THE "INDEX MASTER PORTFOLIO") OF THE DFA INVESTMENT TRUST COMPANY, AND THEIR OPEN-END MANAGEMENT INVESTMENT COMPANY. THE MASTER PORTFOLIO HAS SUBSTANTIALLY THE SAME
INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS AS THE INDEX EQUITY PORTFOLIO AND, EXCEPT AS SPECIFICALLY NOTED, IS ALSO REFERRED TO AS A "PORTFOLIO" IN THIS PROSPECTUS. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION, SEE "HOW IS THE FUND ORGANIZED?"

         This Prospectus describes Investor A Shares and Investor B Shares of each Portfolio except the Index Equity Portfolio and Investor C Shares of all Portfolios.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                   January ___, 1996

INTRODUCING THE EQUITY PORTFOLIOS OF THE COMPASS CAPITAL FUNDS:

         The Equity Portfolios of the COMPASS CAPITAL FUNDS consist of nine diversified investment products that provide investors with a broad spectrum of investment alternatives within the equity sector. Six of these portfolios invest solely in U.S. stocks, two portfolios invest in non-U.S. international stocks and one portfolio invests in a combination of U.S. stocks and bonds. A detailed description of each portfolio appears on pages _____.

COMPASS CAPITAL FUND               PERFORMANCE BENCHMARK                    LIPPER PEER GROUP
--------------------               ---------------------                    -----------------

Value Equity                       Russell 1000 Value Index                 Growth and Income
Growth Equity                      Russell 1000 Growth Index                Capital Appreciation
Core Equity                        S&P 500 Index                            Growth and Income
Small Cap Growth                   Russell 2000 Growth Index                Small Company Growth
Small Cap Value                    Russell 2000 Index                       Small Company Growth
Index Equity                       S&P 500                                  S&P 500 Index
International Equity               [TBD]                                    International
International Emerging             [TBD]                                    Emerging Markets
  Markets
Balanced                           S&P 500                                  Balanced
                                   Salomon Broad Investment
                                     Grade Index


         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. Provident Capital Management, Inc. ("PCM"), PNC Equity Advisers Company ("PEAC") and BlackRock Financial Management, Inc. ("BlackRock") serve as sub-advisers to different Portfolios as described in this Prospectus. Dimensional Fund Advisors, Inc. ("DFA") serves as investment adviser to the Index Master Portfolio.

UNDERSTANDING THE COMPASS CAPITAL EQUITY FUNDS

         This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the Compass Capital Funds. We intend this document to be an effective tool as you explore different directions in equity investing.

CONSIDERING THE RISKS IN EQUITY INVESTING

There can be no assurance that any mutual fund will achieve its investment objective. The Portfolios will hold equity securities, and some or all of the Portfolios may acquire warrants, foreign securities and illiquid securities; enter into repurchase and reverse repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency exchange contracts. These and the other investment practices set forth below, and their associated risks, deserve careful consideration. Certain risks associated with international investments are heightened because of currency fluctuations and investments in emerging markets. See "What Additional Investment Policies Apply?"

ASKING THE KEY QUESTIONS

                                                                                         Page
                                                                                         ----

What Are the Expenses of the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Financial Highlights?  . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Differences Among the Portfolios?  . . . . . . . . . . . . . . . . . . . .

What Additional Investment Policies Apply?  . . . . . . . . . . . . . . . . . . . . . .
What Are the Portfolios' Fundamental Investment Limitations?  . . . . . . . . . . . . .
Who Manages the Fund? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Pricing Options Are Available to Investors?  . . . . . . . . . . . . . . . . . . .
What are the Key Considerations in Selecting a Pricing Option?  . . . . . . . . . . . .
How Are Shares Purchased? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Are Shares Redeemed?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What Are the Shareholder Features of the Fund?  . . . . . . . . . . . . . . . . . . . .
What Is the Schedule of Sales Charges and Exemptions? . . . . . . . . . . . . . . . . .
How Is Net Asset Value Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . .
How Frequently Are Dividends and Distributions Made to Investors? . . . . . . . . . . .
How Are Fund Distributions Taxed? . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is the Fund Organized?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Can I Get More Information? . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                                 [END OF PAGE]

                    WHAT ARE THE EXPENSES OF THE PORTFOLIOS?

Below is a summary of the annual operating expenses expected to be incurred by the Portfolios' Investor Shares for the current fiscal year ending September 30, 1996. An example based on the summary is also shown.

                                                                                                             SMALL CAP
                                        VALUE EQUITY                       GROWTH EQUITY                   GROWTH EQUITY
                                          PORTFOLIO                          PORTFOLIO                       PORTFOLIO
                            --------------------------------- --------------------------------  ---------------------------------
                            INVESTOR A  INVESTOR B INVESTOR C INVESTOR A INVESTOR B INVESTOR C  INVESTOR A INVESTOR B  INVESTOR C
                            ----------  ---------- ---------- ---------- ---------- ----------  ---------- ----------  ----------
SHAREHOLDER TRANSACTION
 EXPENSES
Front-End Sales Charge(1)
 (as a percentage of
 offering price)             4.5%        None        1.0%       4.5%      None         1.0%        4.5%      None         1.0%
Sales Charge on
 Reinvested Dividends       None         None       None       None       None        None         None      None         None
Deferred Sales Charge(2)
 (as a percentage of
 original purchase
 price or redemption
 proceeds, whichever
 is lower)                  None          4.5%       1.0%       None       4.5%        1.0%        None     4.5%          1.0%
ANNUAL FUND OPERATING
 EXPENSES FOR INVESTOR
 SHARES AFTER FEE
 WAIVERS AS A PERCENTAGE
 OF DAILY NET ASSETS
Advisory fees(3)             .50%         .50%       .50%       .50%       .50%        .50%        .53%      .53%          .53%
12b-1 fees(4)                .00          .75        .75        .00        .75         .75         .00       .75           .75
Other operating expenses     .72          .72        .72        .72        .72         .72         .80       .80           .80
                           -----        -----      -----      -----      -----       -----        ----     -----         -----
  Administration fees(3)     .17          .17        .17        .15        .15         .15         .22       .22           .22
  Shareholder
     Servicing fees          .40          .40        .40        .40        .40         .40         .40       .40           .40
  Other expenses(3)          .17          .17        .17        .17        .17         .17         .17       .17           .17
                           -----        -----      -----      -----      -----       -----        ----     -----         -----
Total Portfolio operating
 expenses(3)                1.22%        1.97%      1.97%      1.22%      1.97%       1.97%       1.33%     2.08%         2.08%
                           =====        =====      =====      =====      =====       =====        ====     =====         =====


(1) Reduced front-end sales charges may be available. See "What Is the Schedule of Sales Charges and Exemptions?"

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No deferred sales charge is charged after the [eighth] year on Investor B Shares or after the first year on Investor C Shares.
         See "What Is the Schedule of Sales Charges and Exemptions?"

(3) Without waivers, advisory fees would be .55%, .55%, .55%, .55%, .55%, .55% .55% .55% and .55% and administration fees would be .23%, .23%, .23%, .23%, .23%, .23%, .23%, .23% and .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: (i) 1.33% 1.35% and 1.36%, respectively, for Investor A Shares; (ii) 2.08%, 2.10% and 2.11%, respectively, for Investor B Shares; and (iii) 2.08%, 2.10% and 2.11%, respectively, for Investor C Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                                                                                       SMALL CAP
                                          CORE EQUITY                  INDEX EQUITY+                 VALUE EQUITY
                                            PORTFOLIO                    PORTFOLIO                     PORTFOLIO
                              --------------------------------- --------------------------- ---------------------------------
                              INVESTOR A  INVESTOR B INVESTOR C          INVESTOR C         INVESTOR A INVESTOR B  INVESTOR C
                              ----------  ---------- ----------          ----------         ---------- ----------  ----------
SHAREHOLDER TRANSACTION
  EXPENSES
Front-End Sales Charge(1)
  (as a percentage of
  offering price)              4.5%        None         1.0%                1.0%                 4.5%       None        1.0%
Sales Charge on
  Reinvested Dividends        None         None        None                None                 None        None       None
Deferred Sales Charge(2)
  (as a percentage of
  original purchase price
  or redemption proceeds,
  whichever is lower)         None          4.5%        1.0%                1.0%                None         4.5%       1.0%
ANNUAL FUND OPERATING
  EXPENSES FOR INVESTOR
  SHARES AFTER FEE WAIVERS
  AS A PERCENTAGE OF DAILY
  NET ASSETS
Advisory Fees(3)(4)            .50%         .50%         .50%                                .53%        .53%            .53%
12b-1 fees(5)                  .00          .75          .75                                 .00         .75             .75
Operating expenses of the
  Index Master Portfolio       N/A          N/A          N/A                                 N/A         N/A             N/A
Other operating expenses       .72          .72          .72                                 .80         .80             .80
                             -----        -----        -----                               -----       -----           -----
  Administration fees(3)       .15          .15          .15                                 .22         .22             .22
  Shareholder
     Servicing fees            .40          .40          .40                                 .40         .40             .40
  Other expenses(3)            .17          .17          .17                                 .17         .17             .17
                             -----        -----        -----                               -----       -----           -----
Total Portfolio operating
  expenses(3)                 1.22%        1.97%        1.97%                               1.33%       2.08%           2.08%
                             =====        =====        =====                               =====       =====           =====



(1) Reduced front-end sales charges may be available. See "What Is the Schedule of Sales Charges and Exemptions?"

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No deferred sales charge is charged after the [eighth] year on Investor B Shares or after the first year on Investor C Shares.
         See "What Is the Schedule of Sales Charges and Exemptions?"

(3) Without waivers, advisory fees would be .55%, .55%, .55%, .025%, .55%, .55% and .55% and administration fees would be .23%, .23%, .23%, .23%, .23%, .23%, and .23%, respectively. PAMG and the Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: (i) 1.35% and 1.36%, respectively, for Investor A Shares; (ii) 2.10% and 2.11%, respectively, for Investor B Shares; and
         (iii) 2.10%, ___% and 2.11%, respectively, for Investor C Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.

(4) Advisory fees with respect to the Index Equity Portfolio represent advisory fees of the Index Master Portfolio.

(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

+ Includes the operating expenses of the Index Master Portfolio that are allocable to the Index Equity Porfolio.

                                                                          INTERNATIONAL
                                       INTERNATIONAL EQUITY             EMERGING MARKETS                      BALANCED
                                             PORTFOLIO                      PORTFOLIO                         PORTFOLIO
                               --------------------------------- -------------------------------- ---------------------------------
                               INVESTOR A  INVESTOR B INVESTOR C INVESTOR A INVESTOR B INVESTOR C INVESTOR A  INVESTOR B INVESTOR C
                               ----------  ---------- ---------- ---------- ---------- ---------- ----------  ---------- ----------
SHAREHOLDER TRANSACTION
  EXPENSES
Front-End Sales Charge(1)
  (as a percentage of
  offering price)               5.0%        None         1.0%      5.0%      None         1.0%      4.5%       None         1.0%
Sales Charge on Reinvested
  Dividends                    None         None        None      None       None        None     None        None         None
Deferred Sales Charge(2) (as
  a percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower)          None          4.5%        1.0%     None        4.5%        1.0%    None         4.5%         1.0%
ANNUAL FUND OPERATING
  EXPENSES FOR INVESTOR
  SHARES AFTER FEE WAIVERS
  AS A PERCENTAGE OF DAILY
  NET ASSETS
Advisory Fees(3)                .70%         .70%        .70%     1.15%      1.15%       1.15%     .50%        .50%         .50%
12b-1 fees(4)                   .00          .40         .40       .00        .75         .75      .00         .75          .75
Other operating expenses        .83          .83         .83      1.10       1.10        1.10      .71         .77          .77
                              -----        -----       -----     -----     ------       -----    -----       -----        -----
  Administration fees(3)        .16          .16         .16       .18        .18         .18      .17         .17          .17
  Shareholder
     Servicing fees             .40          .40         .40       .40        .40         .40      .40         .40          .40
  Other expenses(3)             .17          .17         .17       .17        .17         .17      .17         .17          .17
                              -----        -----       -----     -----      -----       -----    -----       -----        -----
Total Portfolio operating
  expenses(3)                  1.53%        2.28%       2.28%     2.25%      3.00%       3.00%    1.21%       2.02%        2.02%
                              =====        =====       =====     =====      =====       =====    =====       =====        =====



(1) Reduced front-end sales charges may be available. See "What Is the Schedule of Sales Charges and Exemptions?"

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No deferred sales charge is charged after the [eighth] year on Investor B Shares or after the first year on Investor C Shares.
         See "What Is the Schedule of Sales Charges and Exemptions?"

(3) Without waivers, advisory fees would be .75%, .75%, .75%, 1.25%, 1.25%, 1.25%, .55%, .55% and .55% and administration fees would be .23%, .23%, .23%, .23%, .23%, .23%, .23%, .23% and .23%, respectively.
         PAMG and the Portfolios' Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the current fiscal year at the levels set forth in the table. The information in the table is based on the advisory fees, administration fees and other expenses payable after fee waivers for the fiscal year ended September 30, 1995, as restated to reflect current expenses and fee waivers. Without waivers, total operating expenses would be: (i) 1.65%, 2.40% and 1.32%, respectively, for Investor A Shares; (ii) 2.40%, 3.15% and 2.13%, respectively, for Investor B Shares, and (iii) 2.40%, 3.15% and 2.13%, respectively, for Investor C Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                               EQUITY-INVESTOR

EXAMPLE

         An investor in Investor Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                ONE YEAR       THREE YEARS        FIVE YEARS       TEN YEARS
                                                --------       -----------        ----------       ---------

Value Equity Portfolio
  A Shares*                                        $57              $82             $109             $186
  B Shares (Redemption)**                           65               99              134              191***
  B Shares (No Redemption)                          20               62              106              191***
  C Shares                                          40               76              115              237
Growth Equity Portfolio
  A Shares*                                         57               82              109              186
  B Shares (Redemption)**                           65               99              134              191***
  B Shares (No Redemption)                          20               62              106              191***
  C Shares                                          40               71              115              237
Small Cap Growth Equity Portfolio
  A Shares*                                         58               85              115              198
  B Shares (Redemption)**                           66              102              140              203***
  B Shares (No Redemption)                          21               65              112              303***
  C Shares                                          41               75              122              251
Core Equity Portfolio
  A Shares*                                         57               82              109              186
  B Shares (Redemption)**                           65               99              134              191***
  B Shares (No Redemption)                          20               62              106              191***
  C Shares                                          40               71              115              237
Index Equity Portfolio
  A Shares*                                         35               50               65              109
  B Shares (Redemption)**                           44               66               88              128
  B Shares (No Redemption)                          14               44               77              128
  C Shares                                          34               54               86              176
Small Cap Value Equity Portfolio
  A Shares*                                         58               85              115              198
  B Shares (Redemption)**                           66              102              140              203***
  B Shares (No Redemption)                          21               65              112              203***
  C Shares                                          41               75              122              251
International Equity Portfolio
  A Shares*                                         65               96              129              223
  B Shares (Redemption)**                           73              113              155              224***
  B Shares (No Redemption)                          23               71              122              224***
  C Shares                                          43               81              131              269
International Emerging Markets Portfolio
  A Shares*                                         72              117              164              296
  B Shares (Redemption)**                           80              134              190              297***
  B Shares (No Redemption)                          20               43              158              297***
  C Shares                                          50              102              166              338
Balanced Portfolio
  A Shares*                                         57               82              108              185
  B Shares (Redemption)**                           66              100              137              194***
  B Shares (No Redemption)                          21               63              109              194***
  C Shares                                          40               73              118              242

  * Reflects the imposition of the maximum front-end sales charge at the beginning of the period.

 **      Reflects the deduction of the deferred sales charge.

*** Based on the conversion of the Investor B Shares to Investor A Shares after [eight] years.

         The foregoing Table and Example are intended to assist investors in understanding the costs and expenses (including the Index Equity Portfolio's pro rata share of the Index Master Portfolio's advisory fees and operating expenses) an investor will bear either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

         The Board of Trustees of the Fund believes that the aggregate per share expenses of the Index Equity Portfolio and the Index Master Portfolio in which the Index Equity Portfolio's assets are invested will be approximately equal to the expenses which the Index Equity Portfolio would incur if the Fund retained the services of an investment adviser for the Index Equity Portfolio and the assets of the Index Equity Portfolio were invested directly in the type of securities held by the Index Master Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                 WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?

         The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by Coopers & Lybrand, L.L.P., the Fund's independent accountants. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual reports may be obtained from the Fund free of charge by calling the number on the front cover of this
Prospectus.    During the periods shown no Investor C Shares of the Portfolios were outstanding. Information concerning the historic investment results of Investor A and Investor B Shares of the Index Equity Portfolio is intended to give investors a longer term perspective of its financial history and reflects the financial experience of that Portfolio prior to its conversion on December __, 1995 into a Feeder portfolio of the Index Master Portfolio.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                             VALUE EQUITY PORTFOLIO


                                                                     INVESTOR A SHARES                        INVESTOR B SHARES
                                                                     -----------------                        -----------------

                                                                                                 FOR THE           FOR THE
                                                                                                  PERIOD           PERIOD
                                                     YEAR           YEAR           YEAR         5/02/92(1)       _______(1)
                                                    ENDED           ENDED          ENDED         THROUGH           THROUGH
                                                   9/30/95         9/30/94        9/30/93         9/30/92          9/30/95
                                                   -------         -------        -------        --------         --------
Net asset value at beginning of
  period                                                            $ 11.69          $ 9.78         $10.00
                                                                    -------          ------         ------
Income from investment operations
  Net investment income                                                0.23            0.22           0.12
  Net gain (loss) on investments
    (both realized and unrealized)                                     0.15            1.91          (0.24)
                                                                    -------          ------         ------
         Total from investment
           operations                                                  0.38            2.13          (0.12)
                                                                    -------          ------         ------
Less distributions
  Distributions from net investment
    income                                                            (0.23)          (0.22)         (0.10)
  Distributions from net realized
    capital gains                                                     (0.22)             --             --
                                                                    -------          ------         ------
         Total distributions                                          (0.45)          (0.22)         (0.10)
                                                                    -------          ------         ------
Net asset value at end of period                                    $ 11.62          $11.69         $ 9.78
                                                                    =======          ======         ======
Total return                                                           3.32%(3)       21.95%(3)      (1.19)%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                  $10,412          $4,865         $   16
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                      1.05%           0.92%          0.85%(2)
    Before advisory/administration
      fee waivers                                                      1.21%           0.95%          0.85%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                      2.08%           1.96%          2.62%(2)
    Before advisory/administration
      fee waivers                                                      1.92%           1.93%          2.62%(2)
Portfolio turnover rate                                                  11%             11%            13%

(1)      Commencement of operations.

(2)      Annualized.

(3)      Sales load not reflected in total return.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                            GROWTH EQUITY PORTFOLIO


                                                                     INVESTOR A SHARES                        INVESTOR B SHARES
                                                                     -----------------                        -----------------

                                                                                                 FOR THE           FOR THE
                                                                                                  PERIOD           PERIOD
                                                         YEAR          YEAR          YEAR       5/02/92(1)       _______(1)
                                                         ENDED        ENDED          ENDED       THROUGH           THROUGH
                                                        9/30/95      9/30/94        9/30/93       9/30/92          9/30/95
                                                        -------      -------        -------      --------         --------
Net asset value at beginning of period                                 $ 11.57         $ 9.92       $10.09
                                                                       -------         ------       ------
Income from investment operations
  Net investment income                                                   0.02           0.02         0.08
  Net gain (loss) on investments
    (both realized and unrealized)                                       (1.33)          2.10        (0.10)
                                                                       -------         ------       ------
         Total from investment operations                                (1.31)          2.12        (0.02)
                                                                       -------         ------       ------
Less distributions
  Distributions from net
     investment income                                                      --          (0.07)       (0.15)
  Distributions from capital                                                --          (0.01)          --
  Distributions from net realized
     capital gains                                                       (0.10)         (0.39)          --
                                                                       -------         ------       ------
         Total distributions                                             (0.10)         (0.47)       (0.15)
                                                                       -------         ------       ------
Net asset value at end of period                                       $ 10.16         $11.57       $ 9.92
                                                                       =======         ======       ======
Total return                                                            (11.38)%(3)     22.08%(3)    (0.17)%(3)
Ratios/Supplemental data
  Net assets at end of period
     (in thousands)                                                    $ 5,049         $2,362       $  239
  Ratios of expenses to average
     net assets
    After advisory/administration
     fee waivers                                                          1.05%          0.91%        0.85%(2)
    Before advisory/administration
     fee waivers                                                          1.29%          0.97%        0.86%(2)
  Ratios of net investment income
     to average net assets
    After advisory/administration
     fee waivers                                                          0.29%          0.18%        2.07%(2)
    Before advisory/administration
     fee waivers                                                          0.05%          0.12%        2.06%(2)
Portfolio turnover rate                                                    212%           175%         162%


(1)  Commencement of operations.

(2)  Annualized.

(3)  Sales load not reflected in total return.

                              FINANCIAL HIGHLIGHTS
                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                       SMALL CAP GROWTH EQUITY PORTFOLIO


                                                                              INVESTOR A SHARES               INVESTOR B SHARES
                                                                              -----------------               -----------------

                                                                                                 FOR THE          FOR THE
                                                                                                  PERIOD          PERIOD
                                                                       YEAR          YEAR       9/15/93(1)      _______(1)
                                                                      ENDED          ENDED       THROUGH          THROUGH
                                                                     9/30/95        9/30/94       9/30/93         9/30/95
                                                                     -------        -------      --------        --------
Net asset value at beginning of period                                                $10.47        $  9.96
                                                                                      ------        -------
Income from investment operations
  Net investment income                                                                   --             --
  Net gain (loss) on investments (both
    realized and unrealized)                                                           (0.35)          0.51
                                                                                      ------        -------
         Total from investment operations                                              (0.35)          0.51
                                                                                      ------        -------
Less distributions
  Distributions from net investment income                                                --             --
  Distributions from net realized
    capital gains                                                                         --             --
                                                                                      ------        -------
         Total distributions                                                              --             --
                                                                                      ------        -------
Net asset value at end of period                                                      $10.12        $ 10.47
                                                                                      ======        =======
         Total return                                                                  (3.33)%(3)      5.12%(3)
Ratios/Supplemental data
  Net assets at end of period (in thousands)                                          $1,620        $    41
  Ratios of expenses to average net assets
    After advisory/administration fee waivers                                           0.86%          1.13%(2)
    Before advisory/administration fee
      waivers                                                                           1.42%          1.82%(2)
  Ratios of net investment income to average
    net assets
    After advisory/administration fee waivers                                           0.07%         (0.48)%(2)
    Before advisory/administration fee
      waivers                                                                          (0.49)%        (1.17)%(2)
Portfolio turnover rate                                                                   89%             9%

(1)      Commencement of operations.

(2)      Annualized.

(3)      Sales load not reflected in total return.

                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                             CORE EQUITY PORTFOLIO


                                                                         INVESTOR A SHARES         INVESTOR B SHARES
                                                                         -----------------         -----------------

                                                                     FOR THE        FOR THE             FOR THE
                                                                      PERIOD        PERIOD              PERIOD
                                                                       YEAR       10/13/93(1)           _______(1)
                                                                      ENDED          ENDED              THROUGH
                                                                     9/30/95        9/30/94              9/30/95
                                                                     -------        -------             --------
Net asset value at beginning of period                                                 $ 9.96
Income from investment operations
    Net investment income                                                              0.18
    Net gain (loss) on investments (both
      realized and unrealized)                                                         (0.03)
                                                                                       ------
    Total from investment operations                                                    0.15
                                                                                       -----
Less distributions
    Distributions from net investment income                                           (0.19)
    Distributions from net realized capital gains                                         --
                                                                                       -----
      Total distributions                                                                 --
                                                                                       -----
Net asset value at end of period                                                       $ 9.92
                                                                                       ======
    Total return                                                                       1.54%(1)
Ratios/Supplemental data
    Net assets at end of period (in thousands)                                         $ 601
    Ratios of expenses to average net assets
    After advisory/administration fee waivers                                          1.05%(2)
    Before advisory/administration fee waivers                                         1.34%(2)
    Ratios of net investment income to
      average net assets
    After advisory/administration fee waivers                                          1.89%(2)
    Before advisory/administration fee waivers                                         1.60%(2)
Portfolio turnover rate                                                                88%


(1)      Commencement of operations.

(2)      Annualized.

(3)      Sales load not reflected in total return.

                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                             INDEX EQUITY PORTFOLIO


                                                                     INVESTOR A SHARES                        INVESTOR B SHARES
                                                                     -----------------                        -----------------

                                                                                                 FOR THE           FOR THE
                                                                                                  PERIOD           PERIOD
                                                     YEAR           YEAR           YEAR         6/02/92(1)       _______(1)
                                                    ENDED           ENDED          ENDED         THROUGH           THROUGH
                                                   9/30/95         9/30/94        9/30/93         9/30/92          9/30/95
                                                   -------         -------        -------        --------         --------
Net asset value at beginning of
  period                                                            $ 11.02          $10.06         $10.07
                                                                    -------          ------         ------
Income from investment operations
  Net investment income                                                0.25            0.27           0.10
  Net gain (loss) on investments
    (both realized and unrealized)                                     0.04            0.96          (0.01)
                                                                    -------          ------         ------
         Total from investment
           operations                                                  0.29            1.23           0.09)
                                                                    -------          ------         ------
Less distributions
  Distributions from net investment
    income                                                            (0.27)          (0.27)         (0.10)
  Distributions from net realized
    capital gains                                                     (0.11)             --             --
                                                                    -------          ------         ------
         Total distributions                                          (0.38)          (0.27)         (0.10)
                                                                    -------          ------         ------
Net asset value at end of period                                    $ 10.93          $11.02         $10.06
                                                                    =======          ======         ======
Total return                                                           2.66%(3)       12.33%(3)       0.91%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                   $2,632          $1,263         $   56
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                      0.55%           0.49%          0.45%(2)
    Before advisory/administration
      fee waivers                                                      0.92%           0.61%          0.64%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                      2.35%           2.48%          2.85%(2)
    Before advisory/administration
      fee waivers                                                      1.98%           2.36%          2.66%(2)
Portfolio turnover rate                                                  17%              8%            23%

(1)      Commencement of operations.

(2)      Annualized.

(3)      Sales load not reflected in total return.

                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                        SMALL CAP VALUE EQUITY PORTFOLIO


                                                                     INVESTOR A SHARES                        INVESTOR B SHARES
                                                                     -----------------                        -----------------

                                                                                                 FOR THE           FOR THE
                                                                                                  PERIOD           PERIOD
                                                     YEAR           YEAR           YEAR         6/02/92(1)       10/03/94(1)
                                                    ENDED           ENDED          ENDED         THROUGH           THROUGH
                                                   9/30/95         9/30/94        9/30/93         9/30/92          9/30/95
                                                   -------         -------        -------        --------         --------
Net asset value at beginning of
  period                                                            $ 13.07          $10.14         $10.06
                                                                    -------          ------         ------
Income from investment operations
  Net investment income                                               (0.01)           0.03           0.02
  Net gain (loss) on investments
    (both realized and unrealized)                                     0.77            3.02           0.07)
                                                                    -------          ------         ------
         Total from investment
           operations                                                  0.76            3.05           0.09
                                                                    -------          ------         ------
Less distributions
  Distributions from net investment
    income                                                               --           (0.04)         (0.01)
  Distributions from net realized
    capital gains                                                     (0.25)          (0.08)            --
                                                                    -------          ------         ------
         Total distributions                                          (0.25)          (0.12)         (0.01)
                                                                    -------          ------         ------
Net asset value at end of period                                    $ 13.58          $13.07         $10.14
                                                                    =======          ======         ======
Total return                                                           5.93%(3)       30.36%(3)       0.89%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                  $16,884          $9,084         $   62
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                      1.13%           0.94%          0.85%(2)
    Before advisory/administration
      fee waivers                                                      1.25%           0.98%          0.89%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                    (0.11)%           0.19%          0.51%(2)
    Before advisory/administration
      fee waivers                                                    (0.23)%           0.15%          0.47%(2)
Portfolio turnover rate                                                  18%             41%            17%

(1)      Commencement of operations.

(2)      Annualized.

(3)      Sales load not reflected in total return.

                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL EQUITY PORTFOLIO


                                                                     INVESTOR A SHARES                        INVESTOR B SHARES
                                                                     -----------------                        -----------------

                                                                                                 FOR THE           FOR THE
                                                                                                  PERIOD           PERIOD
                                                     YEAR           YEAR           YEAR         6/02/92(1)       10/03/94(1)
                                                    ENDED           ENDED          ENDED         THROUGH           THROUGH
                                                   9/30/95         9/30/94        9/30/93         9/30/92          9/30/95
                                                   -------         -------        -------        --------         --------
Net asset value at beginning of
  period                                                            $ 12.47          $ 9.87         $10.68
                                                                    -------          ------         ------
Income from investment operations
  Net investment income                                                0.12            0.12           0.09
  Net gain (loss) on investments
    (both realized and unrealized)                                     1.15            2.59          (0.83)
                                                                    -------          ------         ------
         Total from investment
           operations                                                  1.27            2.71          (0.74)
                                                                    -------          ------         ------
Less distributions
  Distributions from net investment
    income                                                            (0.09)          (0.11)         (0.07)
  Distributions from net realized
    capital gains                                                     (0.25)             --             --
                                                                    -------          ------         ------
         Total distributions                                          (0.34)          (0.11)         (0.07)
                                                                    -------          ------         ------
Net asset value at end of period                                    $ 13.40          $12.47         $ 9.87
                                                                    =======          ======         ======
Total return                                                          10.24%(3)       27.72%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                  $14,433          $3,669         $   58
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                      1.35%           1.25%          1.20%(2)
    Before advisory/administration
      fee waivers                                                      1.54%           1.31%          1.21%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                      0.96%           1.27%          2.59%(2)
    Before advisory/administration
      fee waivers                                                      0.77%           1.21%          2.58%(2)
Portfolio turnover rate                                                  37%             31%            16%

(1)      Commencement of operations.

(2)      Annualized.

(3)      Sales load not reflected in total return.

                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO


                                                                         INVESTOR A SHARES                    INVESTOR B SHARES
                                                                         -----------------                    -----------------

                                                                                         FOR THE                   FOR THE
                                                                                          PERIOD                   PERIOD
                                                                    YEAR                6/17/94(1)               _______(1)
                                                                    ENDED                 ENDED                     ENDED
                                                                   9/30/95               9/30/94                   9/30/95
                                                                   -------               -------                  --------
Net asset value at beginning of period                                                       $10.00
                                                                                             ------
Income from investment operations
  Net investment income                                                                        0.02
  Net gain (loss) on investments
    (both realized and unrealized)                                                             0.52
                                                                                             ------
         Total from investment
           operations                                                                          0.54
                                                                                             ------
Less distributions
  Distributions from net investment
    income                                                                                       --
  Distributions from net realized
    capital gains                                                                                --
                                                                                             ------
         Total distributions                                                                     --
                                                                                             ------
Net asset value at end of period                                                             $10.54
                                                                                             ======
Total return                                                                                   5.40%(3)
Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                                                                           $2,857
  Ratios of expenses to average
    net assets
    After advisory/administration
      fee waivers                                                                              2.15%(2)
    Before advisory/administration
      fee waivers                                                                              3.13%(2)
  Ratios of net investment income
    to average net assets
    After advisory/administration
      fee waivers                                                                              0.74%
    Before advisory/administration
      fee waivers                                                                            (0.24)%(2)
Portfolio turnover rate                                                                           4%

(1)      Commencement of operations.

(2)      Annualized.

(3)      Sales load not reflected in total return.

                 (FOR AN INVESTOR A SHARE AND INVESTOR B SHARE
                      OUTSTANDING THROUGHOUT EACH PERIOD)

                               BALANCED PORTFOLIO

                                                            INVESTOR A SHARES                                        INVESTOR B
                                                            -----------------                                        ----------
                                                                                                                        SHARES
                                                                                                                     -----------

                                                                                                           FOR THE     FOR THE
                                                                                                            PERIOD      PERIOD
                                       YEAR          YEAR          YEAR          YEAR           YEAR      5/14/90(1) 10/03/94(1)
                                       ENDED         ENDED         ENDED        ENDED          ENDED       THROUGH     THROUGH
                                      9/30/95       9/30/94       9/30/93      9/30/92        9/30/91      9/30/90     9/30/95
                                      -------       -------       -------      -------        -------      -------     -------
Net asset value at
    beginning of period                              $12.42        $11.53        $10.82        $ 9.13       $10.00
                                                      -----         -----         -----         -----        -----
Income from investment
    operations
       Net investment income                           0.32          0.30          0.34          0.38         0.12
       Net realized gain
          (loss) on
          investments                                 (0.38)         1.14          1.22          1.77        (0.88)
                                                      -----         -----         -----         -----        -----
             Total from
                investment
                operations                            (0.06)         1.44          1.56          2.15        (0.76)
                                                      -----         -----         -----         -----        -----
Less distributions
    Distributions from net
       investment
       income                                         (0.32)        (0.29)        (0.39)        (0.34)       (0.11)
    Distributions from net
       realized capital gains                         (0.06)        (0.26)        (0.46)        (0.12)          --
                                                      -----         -----         -----         -----        -----
             Total distributions                      (0.38)        (0.55)        (0.85)        (0.46)       (0.11)
                                                      -----         -----         -----         -----        -----
Net asset value at end
    of period                                        $11.98        $12.42        $11.53        $10.82       $ 9.13
                                                     ======        ======        ======        ======       ======
Total return                                           0.50%(3)     12.80%(3)     15.17%(3)     24.04%(3)   (7.64)%(1)
Ratios/Supplemental data
    Net assets at end of
       period (in thousands)                        $62,307       $39,529        $8,481        $4,265       $3,960
    Ratios of expenses to
       average net assets
    After advisory/
       administration
       fee waivers                                     1.05%         0.91%         0.95%         1.15%        1.15%(2)
    Before advisory/
       administration
       fee waivers                                     1.31%         1.09%         1.51%         1.86         1.90%(2)
    Ratios of net investment
       income to
       average net assets
    After advisory/
       administration
       fee waivers                                     2.77%         2.79%         3.28%         3.70%        3.07%(2)
    Before advisory/
       administration
       fee waivers                                     2.51%         2.61%         2.72%         2.99%        2.32%(2)
    Portfolio turnover rate                              54%           32%           36%           45%          37%

(1)    Commencement of operations.

(2)    Annualized.

(3)    Sales load not reflected in total return.

                            WHAT ARE THE PORTFOLIOS?

The COMPASS CAPITAL FUNDS consist of [28] portfolios and have been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

The Equity Portfolios of the COMPASS CAPITAL FUNDS consist of nine investment products that provide investors with a broad spectrum of investment alternatives within the equity sector. Six of these Portfolios invest solely in U.S. stocks, two Portfolios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds.


In certain investment cycles and over certain holding periods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.

    INVESTMENT OBJECTIVES         EACH OF THE NINE COMPASS CAPITAL FUND EQUITY
                                  PORTFOLIOS SEEKS TO PROVIDE
                                  LONG-TERM CAPITAL APPRECIATION.

                                  THE CORE EQUITY AND VALUE EQUITY PORTFOLIOS
                                  PURSUE A SECONDARY  OBJECTIVE OF CURRENT
                                  INCOME FROM DIVIDENDS.

                                  THE BALANCED PORTFOLIO PURSUES A SECONDARY
                                  OBJECTIVE OF CURRENT INCOME FROM AN
                                  ALLOCATION TO FIXED INCOME SECURITIES.

                                  TO MEET ITS INVESTMENT OBJECTIVE, EACH
                                  PORTFOLIO EMPLOYS A SPECIFIC INVESTMENT
                                  STYLE, AS DESCRIBED BELOW.



                                 [END OF PAGE]

                 WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?


                                                                                                                   Performance
Compass Capital Fund                Investment Style                             Portfolio Emphasis                Benchmark
--------------------                ----------------                             ------------------
Value Equity          Pursues equity securities (defined as common  Stocks with price/earnings and price/book     Russell 1000
                      stocks or securities convertible into common  ratios at time of purchase below average for  Value Index
                      stocks) which the sub-adviser believes are    benchmark and capitalization in excess of $1
                      undervalued.  A security's earnings trend     billion.
                      and its dividend growth rate will also be
                      factors considered in security selection.

Growth Equity         Pursues stocks with earnings growth           Stocks with growth rate estimates in excess   Russell 1000
                      potential.  Emphasizes stocks which the sub-  of average for benchmark and capitalization   Growth Index
                      adviser considers to have favorable and       in excess of $1 billion.
                      above-average earnings growth prospects.

Core Equity           Combines value and growth style as sub-       Similar sector weightings as benchmark, with  S&P 500 Index
                      advisor identifies market opportunity.        over- or under-weighting in particular
                                                                    securities within those sectors.

Small Cap Growth      Pursues small cap stocks with earnings        Stocks with growth rate estimates in excess   Russell 2000
                      growth potential.  Emphasizes small cap       of average for benchmark and capitalization   Growth Index
                      stocks which the sub-adviser considers to     below $1 billion.
                      have favorable and above-average earnings
                      growth prospects.

Small Cap Value       Pursues small cap stocks which the sub-       Stocks with price/earnings and price/book     Russell
                      adviser believes are undervalued.  A          ratios below average for benchmark and        2000 Index
                      security's earnings trend and its dividend    capitalization below $1 billion.
                      growth rate will also be factors considered
                      in security selection.

Index Equity          Invests all of its assets in the U.S. Large   The Index Master Portfolio holds              S&P 500
                      Company Series (the "Index Master             substantially all the stocks of the S&P 500
                      Portfolio") of The DFA Investment Trust       Index in approximately the same proportions
                      Company.  The Index Master Portfolio in turn  as they are represented in the Index.
                      uses a passive investment style that pursues
                      the replication of the S&P 500 Index return.

International Equity  Pursues non-dollar denominated stocks of      At least two thirds of portfolio assets are   [TBD]
                      issuers in countries included in the MSCI     invested in international stocks.
                      Europe , Australia and the Far East Index
                      ("EAFE").  Within this universe, a value      Stocks with price/earnings ratios below
                      style of investing is employed to select      average for a securities' home market or
                      stocks which the sub-adviser believes are     stock exchange.
                      undervalued.  A security's earnings trend
                      and its dividend growth rate will also be     Diversification across countries, industry
                      factors considered in security selection.     groups and companies with investment at all
                      The sub-adviser will also consider            times in at least three foreign countries.
                      macroeconomic factors such as the prospects
                      for relative economic growth among certain
                      foreign countries, expected levels of
                      inflation, government policies influencing
                      business conditions and the outlook for
                      currency relationships.

International         Pursues non-dollar denominated stocks of      At least 65% of portfolio assets in stocks    [TBD]
Emerging Markets      issuers in emerging country markets           of emerging market issuers.  Maximum of 35%
                      (generally any country considered to be       of portfolio assets may be held in issues of
                      emerging or developing by the World Bank,     developed nations, including the United
                      the International Finance Corporation or the  States.
                      United Nations).  Within this universe, a
                      value style of investing is employed to       Stocks with price/earnings ratios below
                      select stocks which the sub-adviser believes  average for a securities' home market or
                      are undervalued.  The sub-adviser will also   stock exchange.
                      consider macroeconomic factors such as the
                      prospects for relative economic growth among  Ordinarily, stocks of issuers in at least
                      certain foreign countries, expected levels    three emerging markets will be held.
                      of inflation, government policies
                      influencing business conditions and the
                      outlook for currency relationships.


Balanced              Pursues a blend of equity and fixed income    Maintains a minimum 25% investment in fixed   S&P 500 and
                      securities to deliver total return through    income senior securities.                     Salomon Broad
                      capital appreciation and current income.                                                    Investment Grade
                                                                                                                  Index
                      Equity Portion:                               Equity Portion:
                      Combines value and growth style as sub-       Similar sector weightings as benchmark, with
                      adviser identifies market opportunity.        over- or under-weighting in particular
                                                                    securities within those sectors.


                      Fixed Income Portion:                         Fixed Income Portion:
                      Combines sector rotation and security         Dollar denominated investment grade bonds,
                      selection across a broad universe of fixed    including U.S. Government, mortgage- backed,
                      income securities.                            asset-backed and corporate debt securities.

                   WHAT ADDITIONAL INVESTMENT POLICIES APPLY?

         The discussion below applies to each of the Portfolios.

         EQUITY SECURITIES. During normal market conditions each Portfolio, except the Balanced Portfolio, will normally invest at least 80% of the value of its total assets in equity securities. The Portfolios will invest primarily in equity securities of U.S. issuers, except the International Equity and International Emerging Markets Portfolios, which will invest primarily in foreign issuers. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

         FOREIGN SECURITIES. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

         A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

         In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         The expense ratios of the International Equity and International Emerging Markets Portfolios are expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         As stated, the International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Greece, Hungary, India, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         The International Equity Portfolio invests primarily in equity securities of issuers located in countries included in EAFE. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the United Kingdom are currently included in EAFE.

         ADRS, EDRS AND GDRS. Each Portfolio (other than the Index Master Portfolio) may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

         OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Portfolio (other than the Index Master Portfolio) may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity and International Emerging Markets Portfolios, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of the Fund's total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options is 5% or less of its net assets.

         Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contracts, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid high grade assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see Appendix B in the Statement of Additional Information.

         The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio's from registration as a "commodity pool operator."

         FORWARD CURRENCY EXCHANGE CONTRACTS. The Portfolios (other than the Index Master Portfolio) may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfolio to establish a rate of exchange for a future point in time.

         LIQUIDITY MANAGEMENT. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if its sub-adviser determines that market conditions warrant, a Portfolio may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments (other than the Index Master Portfolio) and repurchase agreements. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective.

         High quality money market instruments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Portfolios may also purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations purchased by a Portfolio will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a Portfolio will be of comparable quality as determined by its sub-adviser. Under a repurchase agreement, a Portfolio agrees to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are in substance loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Portfolios do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

         REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is authorized to make limited borrowings. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made by each Portfolio (other than the Index Master Portfolio) through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price.

A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, whenever borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any investments.

         INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds").
The International Equity and International Emerging Markets Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Index Equity Portfolio may also invest in SPDRs and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each bears directly in connection with its own operations.

         SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% (10% with respect to the Index Master Portfolio) of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         SMALL CAP GROWTH EQUITY AND SMALL CAP VALUE
PORTFOLIOS. The Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio will invest at least 65% of their total assets in equity securities of smaller-capitalized organizations (less than $1 billion at the time of purchase) that have limited product lines, markets and financial resources and are dependent upon a limited management group.

         INDEX MASTER PORTFOLIO. During normal market conditions the Index Master Portfolio (in which all of the assets of the Index Equity
Portfolio are invested) will invest at least 95% of the value of its total assets in securities included in the S&P 500 Index. The Index Master Portfolio is not actively managed (through the use of economic, financial or market analysis), and adverse performance will ordinarily not result in the elimination of a stock from the Index Master

Portfolio. The Index Master Portfolio will remain fully invested in common stocks even when stock prices are generally falling. The Index Master Portfolio's adviser believes that over time and under normal market conditions, the correlation between the performance of the Index Master Portfolio and the S&P 500 Index is expected to be at least 0.95. Brokerage costs, fees, operating expenses and tracking error among other things may cause the Index Master Portfolio's total return to be lower than the S&P 500 Index's. The Index Master Portfolio's adviser shall monitor tracking accuracy, and the Board will determine what actions should be taken if tracking accuracy is not maintained.

         BALANCED PORTFOLIO. Fixed-income securities purchased by the Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts
(GICs) and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities will be rated at the time of purchase within the four highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") or, if unrated, will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics. If a fixed-income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an orderly fashion as soon as practicable. Investments in securities of foreign issuers will be limited to 5% of the Portfolio's total assets.

         The market value of the Balanced Portfolio's investments in fixed-income corporate and other securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

         The Balanced Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that the Balanced Portfolio purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Balanced Portfolio's principal investment to the extent of premium paid.

         Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOS frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

         The Balanced Fund may also purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as TIGRs and CATS). The Balanced Portfolio may purchase these certificates and may also purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

         PORTFOLIO TURNOVER RATES. Under normal market conditions it is expected that the annual portfolio turnover rate for each Portfolio (including both the equity and fixed income portions of the Balanced Portfolio) and for the Index Master Portfolio will not exceed 150%. A Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., over 100%) will generally result in higher transaction costs to a Portfolio.

          WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?

         A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be notified of any such change. No assurance can be provided that a Portfolio will achieve its investment objective.

         Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

         No Portfolio may:

                 (1) purchase securities (except U.S. Government securities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

                 (2) subject to the foregoing 25% exception (other than with respect to the Index Master Portfolio), purchase more than 10% of the outstanding voting securities of any issuer;

                 (3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

                 (4) borrow money in amounts over one-third of the value of its total assets at the time of such borrowing.

         These investment limitations are applied at the time investment securities are purchased. Notwithstanding the investment limitations, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations of that Portfolio.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

                             WHO MANAGES THE FUND?

BOARD OF TRUSTEES

         The business and affairs of the Fund and of The DFA Investment Trust Company (in which the assets of the Fund's Index Equity Portfolio are invested) are managed under the direction of their separate Boards of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISERS

         The Adviser to the COMPASS CAPITAL FUNDS is PNC Asset Management Group ("PAMG"). Each of the Funds within the Compass Capital Fund Family (other than the Index Equity Portfolio which has no investment adviser) is managed by an experienced portfolio manager who is a member of one of PAMG's distinguished equity portfolio management subsidiaries.

         The portfolios (other than the Index Equity Portfolio) and their investment sub-advisers and portfolio managers are as follows:

 Compass Capital Fund                      Investment Sub-Adviser      Portfolio Manager
 --------------------                      ----------------------      -----------------
 Value Equity                                      PCM(1)              Earl J. Gaskins; Vice President of PCM
                                                                       since 1985; Portfolio co-manager since
                                                                       1994.

                                                                       Benedict E. Capaldi; Vice President of
                                                                       PCM since 1995; prior to joining PCM,
                                                                       Senior Vice President and portfolio
                                                                       manager with Radnor Capital
                                                                       Management, President of Chestnut Hill
                                                                       Advisors, Inc. and Managing Director
                                                                       of Brandywine Asset Management, Inc.;
                                                                       Portfolio co-manager since 1995.

 Growth Equity                                     PEAC(2)             Robert K. Urquhart; Managing Director
                                                                       of PEAC's Large Cap Growth Equity
                                                                       Investments area since 1995; prior to
                                                                       joining PEAC, Chief Investment Officer
                                                                       and partner of Cole Financial
                                                                       Group,Inc., a partner of Seacliff
                                                                       Holdings, Inc. and of RCM Capital
                                                                       Management; Portfolio manager since
                                                                       1995.

 Core Equity                                       PCM(1)              Daniel B. Eagan; portfolio manager
                                                                       with PCM since 1995; director of
                                                                       investment strategy at PAMG during
                                                                       1995; portfolio manager with PEAC
                                                                       during 1995; Portfolio manager since
                                                                       1995.

 Small Cap Value                                   PCM(1)              Susan D. Menzies; Vice President of
                                                                       PCM since 1985; Portfolio manager
                                                                       since 1994.

 Compass Capital Fund                      Investment Sub-Adviser      Portfolio Manager
 --------------------                      ----------------------      -----------------
 Small Cap Growth                                  PEAC(2)             William J. Wykle; investment manager
                                                                       with PEAC since 1995; investment
                                                                       manager with PNC Bank from 1986 to
                                                                       1995; Portfolio manager since its
                                                                       inception.

 International Equity                              PCM(1)              William George Greig; Vice President
                                                                       of PCM; prior to joining PCM, Managing
                                                                       Partner of Akamai International,
                                                                       Investment Director of The Framlington
                                                                       Group and Research Director with
                                                                       Pilgrim Baxter & Associates; Portfolio
                                                                       manager since 1995.

 International Emerging Markets                    PCM(1)              William George Greig (see above);
                                                                       Portfolio manager since its inception.

 Balanced                                  PCM and BlackRock(1)(3)     Daniel B. Eagan (see above); Portfolio
                                                                       co-manager since 1994.

                                                                       Robert S. Kapito; Vice Chairman of
                                                                       BlackRock since 1988; Portfolio co-
                                                                       manager since 1995.

                                                                       Keith T. Anderson; Managing Director
                                                                       and co-chair of Portfolio Management
                                                                       Group and Investment Strategy
                                                                       Committee of BlackRock since 1988;
                                                                       Portfolio co-manager since 1995.

-----------------
(1) Provident Capital Management, Inc. ("PCM") has its primary offices at 1700 Market Street, 27th Floor, Philadelphia, PA 19103.

(2) PNC Equity Advisors Company ("PEAC") has its primary offices at 1835 Market Street, 15th Floor, Philadelphia, PA 19103.

(3) BlackRock Financial Management, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.

         PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below.

All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                                        Maximum Annual Contractual Fee Rate for
                                        ---------------------------------------
                                  Each Portfolio Except the International Portfolios
                                  --------------------------------------------------

                                       Investment                        Sub-Advisory
Average Daily Net Assets               Advisory Fee                           Fee
------------------------               ------------                      ------------
first $1 billion                            .55%                                .40%
$1 billion -- $2 billion                    .50                                 .35
$2 billion -- $3 billion                    .475                                .325
greater than $3 billion                     .45                                 .30

                                           Maximum Annual Contractual Fee Rate for
                                          ----------------------------------------
                                             the International Equity Portfolio
                                             ----------------------------------

                                       Investment                       Sub-Advisory
                                      Advisory Fee                           Fee
                                      ------------                      ------------
first $1 billion                            .75%                                .60%
$1 billion -- $2 billion                    .70                                 .55
$2 billion -- $3 billion                    .675                                .525
greater than $3 billion                     .65                                 .50

                                          Maximum Annual Contractual Fee Rate for the
                                          --------------------------------------------
                                          International Emerging Markets Portfolio
                                          -----------------------------------------

                                        Investment                     Sub-Advisory
                                       Advisory Fee                          Fee
                                      ------------                     ------------
first $1 billion                          1.275%                              1.10%
$1 billion -- $2 billion                  1.20                                1.05
$2 billion -- $3 billion                  1.155                               1.005
greater than $3 billion                   1.10                                 .95

         Although the advisory fee rate payable by the International Emerging Markets Portfolio is higher than the rate payable by mutual funds investing in domestic securities, the Fund believes it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appropriate for the Portfolio in light of its investment objective and policies.

         For information about the advisory fees the Portfolios expect to pay for the current fiscal year, see "What Are the Expenses of the Portfolios?"
For their last fiscal year the Portfolios paid investment advisory fees at the following annual rates after voluntary fee waivers: Value Equity Portfolio .44%; Growth Equity Portfolio .40%; Small Cap Growth Equity Portfolio
 .45%; Core Equity Portfolio .40%; Index Equity Portfolio .05%; Small Cap Value Equity Portfolio .50%; International Equity Portfolio .60%; International Emerging Markets Portfolio 1.04%; and Balanced Portfolio .40%.

         Brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's distributor, subject to the requirements of best execution.

ADVISER TO INDEX MASTER PORTFOLIO

         Dimensional Fund Advisors, Inc. ("DFA"), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment adviser to the Index Master Portfolio.

         DFA was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. DFA's assets under management totalled approximately $__ billion at _______, 1995. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of The DFA Investment Trust Company and directors and officers of DFA, together own approximately 55% of DFA's outstanding stock and may be deemed controlling persons of DFA.

         For the services provided to the Index Master Portfolio and expenses assumed under the advisory agreement, DFA is entitled to receive a fee at the annual rate of .025% of the Index Master Portfolio's average daily net assets. For the Index Master Portfolio's fiscal year ended November 30, 1995, DFA received a fee for its investment advisory services which, on an annual basis, equaled ___% of the Index Master Portfolio's average daily net assets.

ADMINISTRATORS

         Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") (the "Administrators") serve as the Fund's co-administrators. CCGI and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, CCGI is entitled to a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio. PFPC also serves as the administrator, dividend disbursing and transfer agent to the Index Master Portfolio, for which PFPC is entitled to compensation at the annual rate of .015% of the Index Master Portfolio's average daily net assets.

         For information about the operating expenses the Portfolio's expect to pay for the current fiscal year, see "What Are to Expenses of the Portfolios?"

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Portfolios' custodian and PFPC serves as their transfer agent and dividend disbursing agent.

DISTRIBUTION AND SERVICE PLAN

         Under the Fund's Distribution and Service Plan, Investor Shares of the Portfolios bear the expense of payments ("distribution fees") made to PDI, as the Fund's distributor (the "Distributor") or affiliates of PNC Bank for distribution and sales support services. The distribution fees will be used primarily to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organizations") for sales support services and related expenses. Distribution fees payable under the Plan will not exceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares and .75%

(annualized) of the average daily net asset value of each Portfolio's outstanding Investor B Shares and Investor C Shares. Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses).

         Under the Plan, the Fund intends to enter into service agreements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations will provided general shareholder liaison services. In consideration for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations will provide sub-accounting and sub-transfer agency services.

         Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

              WHAT PRICING OPTIONS ARE AVAILABLE TO INVESTORS?

The Equity and Balanced Portfolios of the Compass Capital Funds offer three different pricing options to investors in the form of three different share classes. These options are described below:

A-Shares (Front-End Load)
*        One time, front-end sales charge at time of purchase
*        No charges or fees at any time for redeeming shares
*        Lower on-going expenses
*        Free exchanges between other A-shares in the Compass Capital Fund
         Family.

A-shares may make sense for investors with a long term perspective who want to avoid higher on-going fees.

B-Shares (Back-End Load)
*        No front-end sales charge at time of purchase
* Contingent deferred sales charge (CDSC) if shares are redeemed, declining over 6-8 years, depending on the Portfolio, from a high of 3.00%-5.00%, depending on the Portfolio.
*        Automatically convert to A-Shares eight years from purchase.

B-shares may make sense for investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.

C Shares (Level Load)
*        Low front-end sales charge of 1.00%
* Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

C-shares may make sense for shorter term (relative to both B- and A-shares) investors who prefer to pay for professional investment advice on an on-going basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within 6 to 8 years of purchase.

The pricing options for each Portfolio are described in the tables below:

Value Equity, Growth Equity, Core Equity, Small Cap Growth, Small Cap Value,
Balanced:

                                                                 A Shares             B Shares                C Shares
                                                                 --------             --------                --------

Maximum Front-End Sales Charge                                    4.50%                 0.00%                  1.00%

12b-1 Fee                                                         0.00%*                0.75%                  0.75%

CDSC (Redemption Charge)                                          0.00%              4.50%-0.00%               1.00%
                                                                                  (Depends on when     (If redeemed within 12
                                                                                shares are redeemed)    months of purchase)

International Equity, International Emerging Markets:

                                                                 A Shares             B Shares                C Shares
                                                                 --------             --------                --------
Maximum Front-End Sales Charge                                    5.00%                 0.00%                  1.00%

12b-1 Fee                                                         0.00%*                0.75%                  0.75%

CDSC (Redemption Charge)                                          0.00%              4.50%-0.00%               1.00%
                                                                                  (Depends on when     (If redeemed within 12
                                                                                shares are redeemed)    months of purchase)

Index Equity

                                                                                                              C Shares
                                                                                                              --------
Maximum Front-End Sales Charge                                                                                 1.00%

12b-1 Fee                                                                                                      0.75%

CDSC (Redemption Charge)                                                                                       1.00%
                                                                                                       (If redeemed within 12
                                                                                                        months of purchase)

---------------------
* The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares during the current fiscal year.

Investors wishing to purchase or redeem shares of the Funds may do so either by mailing the investment application attached to this Prospectus along with a check or by wiring money as specified below.

         WHAT ARE THE KEY CONSIDERATIONS IN SELECTING A PRICING OPTION?

         In deciding which class of Shares to purchase, investors should consider the following:

         Intended Holding Period. Over time, the cumulative distribution fees on a Portfolio's Investor B and Investor C Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net asset value remains constant, the Investor B and Investor C Shares' aggregate distribution fees would be equal to the Investor A Shares' initial maximum sales charge between [______ years] after purchase. Thereafter, Investor B and Investor C Shares would bear higher aggregate expenses. Investor B shareholders, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made, and Investor C shareholders pay a low initial sales charge. Any positive investment return on the additional invested amount would partially or wholly offset the higher annual expenses borne by Investor B and Investor C Shares.

         Because the Portfolios' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

         At the end of [eight] years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvestment of dividends or distributions are also converted at the earlier of these dates - eight years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through reinvestment.

         Investor B Shares of the Portfolios purchased on or before [date] are subject to a CDSC of 4.50% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This deferred sales charge is reduced for shares held more than one year. Investor B Shares of the Portfolios purchased on or before [date] convert to Investor A Shares of a Portfolio at the end of six years after purchase. For more information about Investor B Shares purchased before [date] and the deferred sales charge payable on their redemption, call PFPC at [number].

         Investor B shareholders also pay a contingent deferred sales charge if they redeem during the first [eight] years after purchase, unless a sales charge waiver applies. Similarly, Investor C shareholders pay a contingent deferred sales charge if they redeem within the first year after purchase. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B and Investor C distribution fees, as compared with the cost of the applicable initial sales charges applicable to the Investor A Shares. Unless a reduced sales charge is applied on Investor A Shares, due to the contingent deferred sales charges that would become payable on redemption of Investor B Shares, an investor expecting to hold shares of a Portfolio for less than [___ years] would generally pay lower cumulative expenses by purchasing Investor C Shares than Investor B Shares. Because of the conversion feature on Investor B Shares, an investor expecting to hold shares more than [eight years] would generally pay lower cumulative expenses purchasing Investor B Shares than by purchasing Investor C Shares.

         Reduced Sales Charges. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for [$______] or more of Investor B Shares. In addition, because the accumulated higher operating expenses of Investor C Shares may eventually exceed the amount of the front-end sales charge associated with Investor A Shares, investors who intend to hold their Investor Shares for an extended period of time should consider purchasing Investor A Shares.

         Waiver of Sales Charges. The entire initial sales charge on Investor A and Investor C Shares of a Portfolio may be waived for certain eligible purchasers allowing their entire purchase price to be immediately invested in a Portfolio. The contingent deferred sales charge may be waived upon redemption of certain Investor B and Investor C Shares.

                           HOW ARE SHARES PURCHASED?

GENERAL

         Initial and subsequent purchase orders may be placed through securities brokers, dealers or financial institutions ("brokers"), or the Transfer Agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the Transfer Agent.

         The minimum investment for the initial purchase of Shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, distributor or transfer agent or employees of their affiliates is $100.

         When placing purchase orders, investors should specify whether the order is for Investor A, Investor B or Investor C Shares of a Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Class A Shares.

PURCHASES THROUGH BROKERS

         Shares may be purchased through brokers which have entered into dealer agreements with the Distributor. Purchase orders received by a broker and transmitted to the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable shares charge. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolios' custodian (the "Custodian") no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

         It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

PURCHASES THROUGH THE TRANSFER AGENT

         Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the Transfer Agent, together with a check in at least the minimum initial purchase amount payable to the Compass Capital Funds. An Account Application Form may be obtained by calling [number]. The name of the Portfolio for which Shares are purchased must also appear on the check or [Federal Reserve Draft.] Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, the name of the account registration, and the shareholder account number. Before wiring any funds, an investor must call the Portfolios at 1-800-438-5789 in order to confirm the wire instructions. Purchase orders which are received by the Transfer Agent, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day (as defined below) are priced at the net asset value next determined on that day plus any applicable sales charge.

OTHER PURCHASE INFORMATION

         Shares of each Portfolio are sold on a continuous basis by PDI as distributor (the "Distributor"). PDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the Fund. Certificates are not issued for fractional shares. Certificates for Investor A Shares will be issued only upon request. No certificates will be issued for Investor B or Investor C Shares. Payments for Shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order or to waive the minimum initial investment requirement.

                            HOW ARE SHARES REDEEMED?

REDEMPTION

         Shareholders may redeem their Shares for cash at any time. A written redemption request in proper form must be sent directly to the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge that may be charged with respect to Investor B and Investor C Shares, there is no charge for a redemption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

         WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES, INVESTOR B SHARES OR INVESTOR C SHARES. If a redeeming shareholder owns both Investor A Shares and Investor B or Investor C Shares in the same Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise.

         Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

EXPEDITED REDEMPTIONS

         If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is

$500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete.

         The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above to the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine.

ACCOUNTS WITH LOW BALANCES

         The Fund reserves the right to redeem a shareholder's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the minimum initial investment requirement amount as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         The redemption price for Shares is the net asset value per share of the Portfolio next determined after the request for redemption is received in proper form by the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Proceeds from the redemption of Investor B and Investor C Shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed Shares is normally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem Shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                 WHAT ARE THE SHAREHOLDER FEATURES OF THE FUND?

         The COMPASS CAPITAL FUNDS offer shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

         Additional information on each of these features is available through our transfer agent at (800) xxx-xxxx.

EXCHANGE PRIVILEGE

         Investor A, B and C Shares of each Portfolio may be exchanged for shares of the same Class of other portfolios of the Fund, based on their respective net asset values, subject to any applicable sales charge.

         Investor A Shares of a money market portfolios of the Fund that were
(1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

         The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

         A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

         If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. In order to participate in the automatic investment program or establish a systematic withdrawal plan for the new account, however, an exchanging shareholder must file a specific written request.

         Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. Brokers may charge a fee for handing exchanges.

         The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

         The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Exchange orders may also be sent by mail to the shareholder's broker or to the Transfer Agent at the address set forth in [heading].

AUTOMATIC INVESTMENT PLAN ("AIP")

         An investor in Shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount if $50.

RETIREMENT PLANS

         Portfolio Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

         The Portfolios offer a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form.

         Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved, and, therefore, is discouraged. Investor B and Investor C Shares, if any, that are redeemed in connection with the SWP are still subject to the applicable CDSC.

             WHAT IS THE SCHEDULE OF SALES CHARGES AND EXEMPTIONS?

INVESTOR A AND INVESTOR C SHARES

         Investor A Shares are subject to a front-end sales charge determined in accordance with the following schedule:

                 ALL PORTFOLIOS EXCEPT INTERNATIONAL PORTFOLIOS

                                                                               REALLOWANCE OR
                                                 SALES                         PLACEMENT FEES
                                               CHARGE AS           SALES         TO DEALERS
                                                  % OF           CHARGE AS        (AS % OF
         AMOUNT OF TRANSACTION                  OFFERING         % OF NET         OFFERING
         AT OFFERING PRICE                       PRICE          ASSET VALUE        PRICE)
         -----------------                       -----          -----------        ------
Less than $25,000                                 4.50%                %           4.00%
$25,000 but less than $50,000                     4.25                             3.75
$50,000 but less than $100,000                    4.00                             3.50
$100,000 but less than $250,000                   3.50                             3.00
$250,000 but less than $500,000                   2.50                             2.00
$500,000 but less than $1,000,000                 1.50                             1.00
$1,000,000 and over                               0.00             0.00           [0.50]*

              INTERNATIONAL EQUITY AND EMERGING MARKETS PORTFOLIOS

                                                                                REALLOWANCE OR
                                                 SALES                          PLACEMENT FEES
                                               CHARGE AS          SALES           TO DEALERS
                                                  % OF          CHARGE AS          (AS % OF
         AMOUNT OF TRANSACTION                  OFFERING        % OF NET           OFFERING
         AT OFFERING PRICE                       PRICE         ASSET VALUE          PRICE)
         -----------------                       -----         -----------          ------
Less than $25,000                                 5.00%                %           4.50%
$25,000 but less than $50,000                     4.75                             4.25
$50,000 but less than $100,000                    4.50                             4.00
$100,000 but less than $250,000                   4.00                             3.50
$250,000 but less than $500,000                   3.00                             2.50
$500,000 but less than $1,000,000                 2.00                             1.50
$1,000,000 and over                               0.00             0.00           [0.50]*

* Placement fees the Distributor may pay to dealers, provided the fees (including placement fees described below payable to dealers in connection with investments of redemption proceeds from other investment companies) do not exceed the aggregate amount of front-end sales charges, net of dealer reallowances, on Fund shares subject to a front-end sales charge. Dealers must refund a pro-rata portion of such fee if the Investor A Shares are redeemed within six months.

         Investor C Shares are subject to a front-end sales charge of 1.00% of the offering price. [The Distributor may pay placement fees to dealers of up to 1.00% of the offering price on purchases of Investor C Shares. Dealers must refund a pro-rata portion of this fee if the Investor C Shares are redeemed within six months.] In addition, Investor C Shares are subject to a deferred sales charge if redeemed within twelve months of purchase of 1.00% based on the lesser of the net asset value of the Class C Shares on the purchase date or redemption date.

         During special promotions, the entire sales charge may be reallowed to dealers. In addition, certain dealers who enter into an agreement to provide extra training and information on products, or marketing and related services, and who increase sales of Shares may also receive additional payments from the Distributor. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act.

         SALES CHARGE WAIVERS - INVESTOR A AND INVESTOR C SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy

Investor A and Investor C Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) full-time employees and retirees (and their spouses and minor children); (c) spouses or children of such persons; and (d) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A and Investor C Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under
Section 501(c)(3) of the Internal Revenue Code; and (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio, provided that the aggregate amount invested pursuant to this exemption equals at least $250,000. INVESTORS WHO QUALIFY FOR ANY OF THESE EXEMPTIONS FROM THE SALES CHARGE MUST PURCHASE INVESTOR A SHARES.

         QUALIFIED PLANS. The sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate on purchases of Investor A Investor Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate on purchases of Investor A Shares of the Portfolios aggregating less than $100,000 will be 2.50%. [The above schedule will apply to purchases by such Qualified Plans of Investor A Investor Shares aggregating $100,000 and above.]

         QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the Transfer Agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or
(c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

REDUCED SALES CHARGES - INVESTOR A SHARES

         RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Portfolios that are subject to a front-end sales charge may be combined with the amount of the investor's current purchase in determining the applicable sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUCTION, PREVIOUS PURCHASES OF INVESTOR A SHARES MUST BE CALLED TO THE ATTENTION OF THE FUND'S TRANSFER AGENT BY THE INVESTOR AT THE TIME OF THE CURRENT PURCHASE.

         REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of a Portfolio (or Investor A Shares of anther non-money market fund of the Fund), a shareholder has a one-time right, to be exercised within 45 days, to reinvest the redemption proceeds without any sales charges. The Transfer Agent must be notified in writing by the purchaser, or by his or her broker, at the time the purchase is made of the reinvestment in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinvestment privilege.

         INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission. [This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption.] Such purchases must be made within 60 days of the redemption, and the Fund must be notified by the investor in writing, or by his financial institution, at the time the purchase of Investor A Shares is made. The Distributor will offer to pay dealers a placement fee of .25% of the net asset value of Investor A Shares purchased by their clients or customers in this manner, provided the aggregate of such fees (including placement fees described above payable to dealers in connection with purchases of Investor A Shares aggregating $1,000,000 or more) does not exceed the aggregate amount of sales charges, net of dealer reallowances, on Investor A Shares subject to a sales charge. Dealers must refund a pro-rata portion of such fee if the Investor A Shares are redeemed within six months.

         LETTER OF INTENT. An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. THE INVESTOR MUST INSTRUCT THE TRANSFER AGENT UPON MAKING SUBSEQUENT PURCHASES THAT SUCH PURCHASES ARE SUBJECT TO A LETTER OF INTENT. All dividends and capital gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

         During the term of a Letter of Intent, the Fund's transfer agent will hold Investor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

         If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

PURCHASES OF INVESTOR B AND INVESTOR C SHARES

         Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within [seven] years of purchase. Brokers will receive commissions from the Distributor in connection with sales of Investor B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of

Investor A Shares. The deferred sales charge on Investor B Shares is based on the lesser of the net asset value of the Investor B Shares on the purchase date or redemption date.

         The amount of any contingent deferred sales charge an investor must pay on Investor B Shares depends on the number of years that elapse between the purchase date and the date the Investor B Shares are redeemed.

                                                               CONTINGENT DEFERRED
                                                                SALES CHARGE (AS A
             NUMBER OF YEARS                               PERCENTAGE OF DOLLAR AMOUNT
         ELAPSED SINCE PURCHASE                               SUBJECT TO THE CHARGE)
         ----------------------                               ----------------------
                                                                     ALL OTHER
                                                                     PORTFOLIOS
Less than one                                                          4.50%
More than one, but less than two                                       4.00%
More than two, but less than three                                     3.50%
More than three, but less than four                                    3.00%
More than four, but less than five                                     2.50%
More than five, but less than six                                      2.00%
More than six, but less than seven                                     1.50%
More than seven, but less than eight                                   1.00%

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor B and Investor C Shares is not charged in connection with: (1) exchanges described in "What are the Shareholder Features of the Fund?--Exchange Privilege;" (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; and (4) involuntary redemptions of Investor B and Investor C Shares in accounts with low balances as described in "How are Shares Redeemed?" In addition, no contingent deferred sales charge is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions.

         When an investor redeems Investor B or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B and Investor C Shares are redeemed first from those Shares that are not subject to the deferred sales load (i.e., Shares that were acquired through reinvestment of dividends or distributions) and after that from the Shares that have been held the longest.

                       HOW IS NET ASSET VALUE CALCULATED?

         Net asset value is calculated separately for each class of Investor Shares as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio (including, for the Index Equity Portfolio, all of its shares in the Index Master Portfolio) that are allocated to a particular class of Shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding. The net asset value per share of the Index Master Portfolio is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the Index Master Portfolio

         Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

       HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?

         Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declaration. All dividends are paid within ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

         Distributions are reinvested at net asset value in additional full and fractional Shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

         As stated previously, the Index Equity Portfolio seeks its investment objective by investing all of its investable assets in the Index Master Portfolio, and the Index Equity Portfolio is allocated its pro rata share of the ordinary income and deductions of the Index Master Portfolio. This net income, less the Index Equity Portfolio's expenses incurred in operations, is the Index Equity Portfolio's net investment income from which dividends are distributed as described above. The Index Master Portfolio also allocates to the Index Equity Portfolio its pro rata share of capital gains, if any.

                       HOW ARE FUND DISTRIBUTIONS TAXED?

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds Investor Shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

         Dividends paid by the Portfolios will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by a Portfolio from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in determining their business untaxed reported profits adjustment for Federal alternative minimum and environmental tax purposes. The dividends received deduction is not available for capital gain dividends.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during following January.

         An investor considering buying Shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Generally, shareholders may include sales charges paid on the purchase of Shares in their tax basis for the purposes of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if a shareholder exchanges the Shares for Shares of another Portfolio within 90 days of purchase and is able to reduce the sales charges applicable to the new Shares (by virtue of the Fund's exchange privilege, the amount equal to such reduction may not be included in tax basis of the shareholder's exchanged Shares but may be included (subject to the same limitation) in the tax basis of the new Shares.

         Dividends and certain interest income earned by a Portfolio from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the International Equity and International Emerging Markets Portfolios will make this election in certain years. If a Portfolio makes the election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income.

         The Index Master Portfolio intends to qualify for taxation as a partnership for Federal income tax purposes. As such, the Index Master Portfolio is not subject to tax and the Index Equity Portfolio will be treated for Federal income tax purposes as recognizing its pro rata portion of the Index Master Portfolio's income and deductions, and owning its pro rata share of the Index Master Portfolio's assets. The Equity Index Portfolio's status as a regulated investment company is dependent on, among other things, the Index Master Portfolio's continued classification as a partnership for Federal income tax purposes.

         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. The application of state and local income taxes to investments in the Portfolios may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

                           HOW IS THE FUND ORGANIZED?

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January ___, 1996 the Fund changed its name from The PNC Fund to Compass Capital Funds. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in twenty-eight investment portfolios. Each Portfolio described in this Prospectus offers five separate classes of shares -- Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Investor Shares (Investor C Shares only with respect to the Index Equity Portfolio) of the nine portfolios described herein, each of which is classified as a diversified portfolio under the 1940 Act.

         Shares of each class bear their pro-rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares are sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Institutional and Service Share classes, contact [name and number].

         Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         On January ___, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

MASTER-FEEDER STRUCTURE

         The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The Index Equity Portfolio will purchase shares of the Index Master Portfolio at net asset value. The net asset value of the Index Equity Portfolio will respond to increases and decreases in the value of the Index Master Portfolio's securities and to the expenses of the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time upon ____ days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manager the

Index Equity Portfolio's assets in accordance with the investment policies described above with respect to the Index Equity Portfolio.

         The Index Master Portfolio is a separate series of The DFA Investment Trust Company (the "Trust"), which is a business trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g. other investment companies) will each bear a share of all liabilities of the Index Master Portfolio. Under the Delaware Business Trust Act, shareholders of the Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio's investing in the Index Master Portfolio.

         The shares of the Index Master Portfolio will be offered to institutional investors in private placements for the purpose of increasing the funds available for investment and to achieve economies of scale that might be available at higher asset levels. The expenses of such other institutional investors and their returns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Equity Master Portfolio (and, indirectly, to the Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata ownership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Equity Portfolio.

         Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, and with no preferences as to conversion, exchange, dividends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of its trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including the approval of the investment advisory agreement and the selection of trustees and accountants, and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Index Master Portfolio or to increase or decrease their par value. The Index Master Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental policy (i.e. a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio.

         If the Index Equity Portfolio, as a shareholder of the Index Master Portfolio, is requested to vote on matters pertaining to the Index Master Portfolio, the Fund's Trustees intend to vote all of the shares that the Index Equity Portfolio holds in the Index Master Portfolio without submitting any such questions to the shareholders of the Index Equity Portfolio. If the Fund's Trustees decide to adopt "pass-through" voting, the Index Equity Portfolio, if required under the 1940 Act or other applicable law, would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders. In such cases, shareholders of the Index Equity Portfolio, in effect, would have the same voting rights they would have as direct shareholders of the Index Master Portfolio.

         The investment objective of the Index Master Portfolio may not be changed without approval of its shareholders. Shareholders of the Portfolios will receive written notice thirty days prior to the effective date of any change in the investment objective of the Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner which is inconsistent with the investment objective of the Index Equity Portfolio and the Fund's Board of Trustees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity
Portfolio would be forced to withdraw its investment in the Index Equity Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an investment adviser to manage the Index Equity Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind for the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio.

         The conversion of the Index Equity Portfolio into a Feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on [November 30], 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

         There may also be other investment companies through which you can invest in the Index Master Portfolio which may have different sales changes and other expenses which may affect performance. For information about other funds that may invest in the Master Index Portfolio, call [__________] or contact your broker.

                         HOW IS PERFORMANCE CALCULATED?

         Performance information for each class of Investor Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Service Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of Shares are reinvested in Shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of Shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

         The yield of a class of Shares of the Balanced Portfolio is computed by dividing the net income allocated to that class during a 30-day (or one month) period by the maximum offering price per Share on the last day of the period and annualizing the result on a semi-annual basis.

         The performance of a Share class may be compared to the performance of other mutual funds with similar investment objectives and to relevant indexes, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the S&P 500 Index, EAFE, the Dow Jones Industrial Average, the Dimensional Fund Advisor's Small Cap Index, the Lehman GMNA Index, the Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lehman Government Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolios and their Share classes published by nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or return of a class of Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations for Shares of a Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Service Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Service Shares of a Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Service Shares will not be included in the Portfolio performance calculations.

                        HOW CAN I GET MORE INFORMATION?

We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, COMPASS CAPITAL FUNDS have other sources of information regarding each Fund and its portfolio holdings, strategy and current dividend and yield levels.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL FUNDS by either using a toll-free number or through electronic access:


For Performance and Portfolio Management Questions  (800) dial compass


For Information Related to Share Purchase and Redemptions call your investment adviser or Compass Capital Funds at (800) xxx-xxxx


For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) xxx-xxxx

Information is also available on the World Wide Web through the Internet.

Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing COMPASSFUNDS.COM

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE INDEX EQUITY PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE EQUITY
PORTFOLIOS


INVESTOR SHARES


PROSPECTUS

VALUE EQUITY PORTFOLIO

GROWTH
EQUITY PORTFOLIO

SMALL CAP GROWTH
EQUITY PORTFOLIO

CORE
EQUITY PORTFOLIO

INDEX
EQUITY PORTFOLIO

SMALL CAP VALUE
EQUITY PORTFOLIO

INTERNATIONAL
EQUITY PORTFOLIO

INTERNATIONAL EMERGING
MARKETS PORTFOLIO

BALANCED PORTFOLIO


JANUARY ___, 1996

                            COMPASS CAPITAL FUNDS(R)
                          (FORMERLY, THE PNC(R) FUND)

                      STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information provides supplementary information pertaining to shares ("Shares") representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market (formerly, the Government Money Market Portfolio), Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets, Balanced, Small Cap Growth Equity, Core Equity, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short Government Bond (formerly, the Short-Term Bond Portfolio), Intermediate Bond (formerly, the Intermediate-Term Bond Portfolio), Government Income, International Bond (formerly, the International Fixed Income Portfolio), New Jersey Tax-Free Income and Core Bond Portfolios of Compass Capital Funds (the "Fund"). The supplementary information contained herein with respect to the Index Equity, New Jersey Tax-Free Income and Core Bond Portfolios pertains only to their respective Investor C Shares. The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are hereinafter collectively called "Money Market Portfolios," and the other Portfolios are hereinafter collectively called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the Portfolios dated _____________, 1995, as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated ____________, 1995. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                                    CONTENTS

                                                          Page
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
Investment Policies . . . . . . . . . . . . . . .           3
Trustees and Officers . . . . . . . . . . . . . .          44
Investment Advisory, Administration,
 Distribution and Servicing Arrangements  . . . .          50
Portfolio Transactions  . . . . . . . . . . . . .          63
Purchase and Redemption Information . . . . . . .          67
Valuation of Portfolio Securities . . . . . . . .          71
Performance Information . . . . . . . . . . . . .          72
Taxes . . . . . . . . . . . . . . . . . . . . . .          92
Additional Information Concerning Shares  . . . .         101
Miscellaneous . . . . . . . . . . . . . . . . . .         102
Appendix A  . . . . . . . . . . . . . . . . . . .         A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              INVESTMENT POLICIES

         The following supplements information contained in the Prospectus concerning the Portfolios' investment policies. A description of applicable credit ratings is set forth in Appendix A hereto. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

         The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to:
(i) the investment policies of all the Portfolios except the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio. The discussions herein with respect to the Index Equity and Index Master Portfolios, as well as with respect to the Core Bond and New Jersey Tax-Free Income Portfolios, pertain exclusively to their respective Investor C Shares.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio other than the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Portfolios") and the Index Master Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account cash, U.S. Government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Portfolios, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

         MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Non-Money Market Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

                 The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar- denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

         MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Managed Income, Intermediate Government, Short Government Bond, Intermediate Bond, Government Income and International Bond Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

         ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

                 The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government- sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

         SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Index Master Portfolio may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are charted to promote economic development.

         LEASE OBLIGATIONS. The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Short Government Bond, Intermediate Bond, International Bond and
New Jersey Tax-Free Income Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

         The Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

         The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

         Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

         COMMERCIAL PAPER. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

                 Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

         REPURCHASE AGREEMENTS. Each Portfolio (including the Index Master Portfolio) other than the Municipal Portfolios may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with whom a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities to ensure that the value is not less than the repurchase price. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub- custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

         The Index Master Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and has a credit rating of not less than A as determined by Moody's or S&P. The Adviser to the Index Master Portfolio will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The instruments through which the Index Master Portfolio purchases securities ("underlying securities") from a bank, or a registered U.S. Government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U. S. Government and agency obligations described under "Government Obligations" above.

         INVESTMENT GRADE DEBT OBLIGATIONS. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio, invest in "investment grade securities", which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

         The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated Prime-1 by Moody's or A-1 by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitments. It may be expected that the market value of the Portfolios' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its commitments to purchase when- issued securities and forward commitments will not exceed 25% of the value of its total assets absent unusual market conditions.

         A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

         When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. As stated in their Prospectus, the Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolios could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

         FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. The Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. No Portfolio intends to enter into forward contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, it will have more than 15% of the value of its total assets committed to such contracts. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer

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

protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account of a Portfolio consisting of cash or liquid securities equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

         OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         FUTURES CONTRACTS AND RELATED OPTIONS. Each Non-Money Market Portfolio (including the Index Master Portfolio) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would

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

continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

         Successful use of futures by a Portfolio is also subject to the adviser's ability to correctly predict movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Portfolio involves the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the

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

daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the adviser's or sub- adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

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

         TAX-EXEMPT DERIVATIVES. The Municipal Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax- exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

         SECURITIES LENDING. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans would be invested in short-term U.S. Government obligations.

         While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of

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

the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

         YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. The adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

         SECURITIES OF SMALL CAP ISSUERS. Securities of small cap issues purchased by the Small Cap Value Equity and Small Cap Growth Equity Portfolios may be exchange-listed or purchased "over-the-counter."

         INTEREST RATE TRANSACTIONS AND CURRENCY SWAPS. The Core Bond and Short U.S. Government Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. The International Bond Portfolios may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

         A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

         A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will deliver an amount of cash, U.S. Government securities or liquid high-grade debt securities having an aggregate net asset value at least

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

equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act.

         A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         INVESTMENT COMPANIES. Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN OHIO MUNICIPAL OBLIGATIONS. As described above, the Ohio Tax-Free Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Portfolios are therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

         Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1993 is 11,091,000.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

         In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure

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

resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

         Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). In the next two fiscal years necessary corrective steps were taken (including selected reductions in appropriations spending and the transfer of $64 million from the BSF to the GRF) to respond to certain lower receipts and higher expenditures than earlier estimated. June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

         The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. The general appropriations act for the entire biennium was passed on July 11, 1991. Pursuant to it, $200 million was transferred from the BSF to the GRF in FY 1992.

         Based on updated results and forecasts in the course of FY 1992, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. GRF receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales-use and personal income taxes. Higher expenditure levels were in certain areas, particularly human services including Medicaid. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

         No spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

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

         The 1994-95 biennium presented a more affirmative financial picture for the State. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which has a current balance of over $828 million).

         The GRF appropriations act for the current 1994-95 biennium was on June 28, 1995 passed and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million has been transferred to a variety of funds, including $535.2 million to the BSF. $322.8 million was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

         The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

         By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At June 9, 1995, $820.1 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt then still authorized to be incurred are portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.7 million outstanding); (b) $360 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($728.2 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($50 million outstanding, with no more than $50 million to be issued in any one year).

         The General Assembly has placed on the November 1995 ballot a proposed constitutional amendment that would extend the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued

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

over 10 years for the purpose) and authorize additional highway bonds. The latter would supersede the current $500 million highway obligation authorization, and would authorize not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

         Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of general obligation debt for a variety of purposes without debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding Fiscal Year's GRF expenditures.

         The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.5 billion of which were outstanding at June 9, 1995.

         A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

         A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

         The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence will be received.

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment

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

obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

         Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. In one case, the trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one)in FY 1993, $41.1 million for 28 districts in FY 1994, and $20.1 million for eight districts in FY 1995.

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

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         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL
OBLIGATIONS. The concentration of investments in Pennsylvania Municipal Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The population of Pennsylvania experienced a slight increase in the period 1980 through 1990 and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5

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million and at June 30, 1993 of $698.9 million. The deficit in the
Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth, although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. The district court has denied class certification to the ACLU, and the parties have stipulated to a judgment against the plaintiffs to allow plaintiffs to appeal the denial of class certification (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) several banks have filed suit against the Commonwealth contesting the constitutionality of a law enacted in 1989 imposing a bank shares tax; in July 1994, the Commonwealth Court en banc upheld the constitutionality of the 1989 bank shares tax law, but struck down a companion law to provide credits against the bank shares tax for new banks; cross-appeals from that decision to the Pennsylvania Supreme Court have been filed; (d) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the Federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage (no available estimate of potential liability); (e) the ACLU has brought a class action on behalf of inmates challenging the conditions of confinement in thirteen of the

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Commonwealth correctional institutions; a proposed settlement agreement has been submitted to the court and members of the class for their review (no available estimate of potential cost of complying with the injunction sought, but capital and personnel costs might cost millions of dollars); (f) a consortium of public interest law firms has filed a class action suit alleging that the Commonwealth has not complied with a Federal mandate to provide screening, diagnostic and treatment services for all Medicaid- eligible children under 21; the district court denied class certification and the parties have submitted a tentative settlement agreement to the court for approval; and (g) litigation has been filed in federal court by the Pennsylvania Medical Society seeking payment of the full co-pay and deductible in excess of the maximum fees set under the Commonwealth's medical assistance program for outpatient services provided to medical assistance patients who also were eligible for Medicare; the Commonwealth received a favorable decision in the federal district court, but the Pennsylvania Medical Society won a reversal in the federal circuit court (potential liability estimated at $50 million per year).

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and qualifying self-liquidating debt. Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the credit-worthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's

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financial crisis is still being sought. The City experienced a series of General
Fund deficits for fiscal years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation
Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and the Authority originally approved a five-year financial plan prepared by the City on April 6, 1992. The Authority approved the latest update of the five year financial plan on May 2, 1994. The City has reported a surplus of approximately $15 million for the fiscal year ending June 30, 1994. In June 1992, the Authority issued $474,555,000 in bonds to liquidate the City's deficit balance in its general fund. The Authority issued $643,430,000 of bonds in July 1993 and $178,675,000 of bonds in August 1993 to refund certain general obligation bonds of the City and to fund additional capital projects.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA MUNICIPAL OBLIGATIONS. The concentration of investments in North Carolina Municipal Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.

         The State of North Carolina has two major operating funds: the General Fund and the Highway Fund. In addition, the 1989 General Assembly created the Highway Trust Fund to provide funding for a major highway construction program. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax. North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax

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and motor vehicle license tax are deposited in the Highway Fund and the Highway
Trust Fund.

         During the 1989-92 budget years, growth of North Carolina tax revenues slowed considerably, requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in timing and certain collections and payments, and other short-term budget adjustments necessary to comply with North Carolina's constitutional mandate for a balanced budget. Many areas of North Carolina government were affected. Reductions in capital spending, local government aid, and the use of the budget stabilization reserve, combined with other budget adjustments, brought the budget into balance. Tax increases in the fiscal 1992 budget included a $.01 increase in the North Carolina sales tax and increases in the personal and corporate income tax rates, as well as increases in the tax on cigarettes and alcohol, among other items.

         Fiscal year 1992 ended with a positive fund balance of approximately $164.8 million. By law, $41.2 million of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve," leaving an unrestricted General Fund balance at June 30, 1992 of $123.6 million. Fiscal year 1993 ended with a positive General Fund balance of approximately $537.3 million. Of this amount, $134.3 million was reserved in the Savings Reserve and $57 million was reserved in a Reserve for Repair and Renovation of State Facilities, leaving an unrestricted General Fund balance at June 30, 1993 of $346 million. Fiscal year 1994 ended with a positive General Fund balance of approximately $444.7 million. An additional $178 million was available from a reserved fund balance. Of this aggregate amount, $155.7 million was reserved in the Savings Reserve (bringing the total reserve to $210.6 million after prior withdrawals) and $60 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $60 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1994 of $407 million.

         The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1993 and 1994 was $681.5 million and $1,240.9 million, respectively.

         The General Assembly reduced departmental operating requirements by $357.6 million for fiscal year 1995 and authorized continuation funding of $8,489.3 million. The savings reductions were based on recommendations from the Governor, a Governmental Performance Audit Committee, and selective savings

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identified by the General Assembly. After review of the continuation budget, the
General Assembly authorized funding for planned expansion to existing programs and funded new initiatives for children, economic development, education, human services, and environmental programs. Expansion funds of $1,650.4 million for fiscal year 1995 were approved. In addition to the transfers to the Savings Reserve from the fiscal year-end credit balance, the General Assembly in 1993 appropriated $66.7 million for the Savings Reserve. The General Assembly authorized $189.4 million for capital improvements spending and $60 million for the Reserve for Repair and Renovation of State Facilities for fiscal year 1995.

         The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the States, including North Carolina.

         During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in November 1994, North Carolina ranked ninth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in March 1995 to be 3.9% of the labor force, as compared with an unemployment rate of 5.5% nationwide. As part of its 1993-95 budget, the General Assembly provided major funding for economic initiatives in an effort to create additional jobs.

         The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

         1. Swanson Case -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All

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public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

         Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, and the United States Supreme Court denied that petition. The United States District Court has ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs have appealed to the United States Court of Appeals. Oral arguments were heard in the Court of Appeals in February 1995, and its decision concurs with the lower court's ruling.

         An additional lawsuit was recently filed in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits. This case grew out of a claim by federal pensioners in the original federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. An extension of time to answer the complaint has been filed by the North Carolina Attorney General, which believes that sound legal authority and arguments support the denial of this claim.

         2. Bailey case -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the


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

United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General intends to pursue an appeal from this order.

                 The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1991. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

         3. Fulton Case. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on grounds that it violates the United States Constitution Commerce Clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling is to increase collections by rendering all stock taxable on 100% of its value. The State and the plaintiff sought further appellate review. On December 9, 1994, the North Carolina Supreme Court ruled in favor of the State, reversing the decision of the Court of Appeals and upholding the tax on intangible personal property. The plaintiff's petition for review by the United States Supreme Court was granted. Oral argument is expected in Fall 1995 and a decision expected by mid-1996. Net collections from the tax for the fiscal year ended June 30, 1994 amounted to $127.6 million. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position. In April 1995, the North Carolina General Assembly repealed the State's intangible personal property tax,

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effective for taxable years beginning on or after January 1, 1995.

         In October 1993, the State issued a total of $194.7 million general obligation bonds (consisting of $87.5 million Prison and Youth Services Facilities Bonds, $61 million Public Improvement Refunding Bonds, $30.2 million Highway Refunding Bonds, and $16 million Clean Water Refunding Bonds). An additional $67.5 million general obligation bonds (Prison and Youth Services Facilities Bonds) were issued in November, 1993. On November 2, 1993, a total of $740 million general obligation bonds (consisting of $310 million University Improvement Bonds, $250 million Community College Bonds, $145 million Clean Water Bonds, and $35 million State Parks Bonds) were approved by the voters of the State. Pursuant to this authorization, the State issued $400 million general obligation bonds (Capital Improvement Bonds) in January, 1994. The proceeds of these Capital Improvement Bonds may be used for any purpose for which the proceeds of the University Improvement Bonds, Community College Bonds, and State Parks Bonds may be used (none of such proceeds may be used for Clean Water purposes). An additional $60 million general obligation bonds (Clean Water Bonds) were issued in September and October, 1994. The remaining $85 million general obligation bonds (Clean Water Bonds) were issued in June and July, 1995. The offering of the remaining $195 million of these authorized bonds is anticipated to occur over the next two years.

         Currently, Moody's Investors Service, Inc., Standard & Poor's Corporation, and Fitch Investors Service, Inc. rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. See Appendix A.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA MUNICIPAL OBLIGATIONS. The Virginia Municipal Money Market Portfolio will invest primarily in Virginia Municipal Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them.

         The Virginia Municipal Money Market Portfolio will invest primarily in Virginia Municipal Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief

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summary of certain of these developments and does not purport to be a complete description of them.

         The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. From 1984 to 1993, the Commonwealth's
4.8 percent rate of growth in per capita personal income was slightly ahead of the national rate of growth of 4.7 percent. During 1990 and 1992, Virginia's per capita personal income grew at a slightly lower rate than the U.S. average. Per capita income in Virginia has been consistently above national levels over the past decade and, in 1993, was $21,634 compared with the national level of $20,817. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, government employment and manufacturing. Because of Virginia's proximity to Washington, D.C. and the concentration of military installations in the Commonwealth (the largest such concentration in the United States), the Federal government has a greater economic impact on Virginia relative to its size than on any of the other states except Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense budget will have on the long-term economic conditions of the Commonwealth.

         According to statistics published by the U.S. Department of Labor, the Commonwealth typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. During 1993, an average of 5 percent of Virginians were unemployed as compared with the national average of 6.8 percent. At the same time, the population of the state has continued to grow over the last decade at a rate that is substantially higher than the national average. The rate of increase in such population growth has declined since reaching a high of
2.1 percent annually in 1987 and, in 1993, was approximately 1.8 percent.

         Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

Budget and Deficit Matters

         Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. The budgetary process begins in May of even-numbered years, approximately 14 months before the start of a biennium when the Governor gives initial guidance to state agencies regarding base budgets, maximum employment levels and

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policy initiatives. By the following December, final revenue estimates are submitted by the Department of Taxation and reviewed by the Governor, the Advisory Board of Economists and the Advisory Council on Revenue Estimates. Final adjustments to revenues and services are then made, and a bill detailing the Governor's budget is prepared. The Governor is required by statute to present the budget bill and a narrative summary of the bill to the General Assembly by December 20 in the year immediately prior to each even- year session. In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act of the previous year.

         Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Up to 15 percent of a general fund appropriation to an agency may be withheld, if required.

         The Constitution further requires the Governor to ensure that expenses do not exceed anticipated total revenues plus fund balances during the two-and-a-half-year period following the end of the General Assembly session in which appropriations are made. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of the Commonwealth's average annual tax revenues derived from taxes on income and retail sales as certified by the Auditor of Public Accounts for the three immediately preceding fiscal years. If in any year total revenues are forecasted to decline by more than two percent of the certified tax revenues collected in the most recently ended fiscal year, the General Assembly may appropriate an amount for transfer from the Revenue Stabilization Fund to the General Fund in an amount not to exceed one-half of the forecasted shortfall. Earnings in excess of the 10 percent cap are transferred to the General Fund as received.

         In fiscal year 1994, revenues increased six percent from the previous year, while total expenditures increased by 4.5 percent. Revenues exceeded expenditures by $731.2 million, an increase of 20 percent over fiscal year 1993.

Tax Matters

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         General fund revenues are principally composed of direct taxes. In fiscal year 1994, approximately 94.9 percent of total tax revenues was derived from five major taxes imposed by the Commonwealth on individual and fiduciary income, sales and use, corporate income, public services corporations and premiums of insurance companies.

         Nongeneral revenues consist of all revenues not formally accounted for in the general fund. Included in this category are special taxes and user charges earmarked for specific purposes, the majority of institutional revenues and revenues from the sale of property and commodities, plus receipts from the Federal government.

         Approximately 50 percent of the nongeneral revenues consist of grants and donations from the Federal government, motor vehicle taxes and institutional revenues. Institutional revenues consist primarily of fees and charges collected by institutions of higher education, medical and mental hospitals and correctional institutions. Motor vehicle-related taxes include the motor vehicle fuel tax, a motor vehicle sales and use tax, oil excise tax, fees generated from driver's licenses, title registration, and motor vehicle registrations and other miscellaneous revenues.

Debt Management

         In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of the Commonwealth. The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of the Commonwealth for which the Commonwealth has either a direct or indirect pledge of tax revenues or moral obligation. The committee released its first report in January 1992 and its second in January 1994.

         The Department of Planning and Budget has prepared a Six-Year Capital Outlay Plan for the Commonwealth. The Plan lists proposed capital projects, and it recommends how the proposed projects should be financed. More specifically, the Plan distinguishes between immediate demands and longer-term needs, assesses the state's ability to meet its highest priority needs and outlines approaches for addressing priorities in terms of costs, benefits and financing mechanisms.

         The Constitution of Virginia prohibits the creation of debt by or on behalf of the Commonwealth that is backed by the Commonwealth's full faith and credit, except as provided in

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

Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt:

         Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth; and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

         Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

         Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

         Based on individual, fiduciary and corporate income taxes and the state sales and use tax, as certified as of July 1, 1994, the debt limits and remaining debt margins under Article X, Section 9 are set forth below (in $ thousands).


Section 9(a)(2) General Obligation Debt Limit(5):
-------------------------------------------------

Debt Limit (30% of 1.15 times annual tax revenues for fiscal year 1994)                   $1,954,008
         Less Bonds Outstanding:  (none)                                                           -
                                                                                          ----------
                          Debt Margin                                                     $1,954,008
                                                                                          ==========

Section 9(b) General Obligation Debt Limit:
-------------------------------------------
Debt Limit (1.15 times average tax revenues for three fiscal years as calculated above)   $6,136,996
         Less Bonds Outstanding:
                 Public Facilities Bonds                                                     213,570
                 Transportation Facilities Refunding Bonds                                    71,825
                                                                                          ----------
                          Debt Margin                                                     $5,851,601

Additional Section 9(b) Debt Borrowing Restriction:
Four-year authorization restriction (25% of 9(b) Debt Limit)                              $1,534,249
         Less 9(b) Debt authorized in past three years                                       612,944
                                                                                          ----------
                          Total Additional Borrowing Restriction (maximum amount
                          that could be authorized by the General Assembly)               $  921,305
                                                                                          ==========

Section 9(c) General Obligation Debt Limit and Debt Margin
----------------------------------------------------------
Debt Limit (1.15 times average tax revenues for three fiscal years as calculated above)   $6,136,996
         Less Bonds Outstanding:
                 Parking Facilities                                                           10,645
                 Transportation Facilities                                                    80,115
                 Higher Education Institutions                                               406,427
                                                                                          ----------
                          Debt Margin                                                     $5,639,809
                                                                                          ==========

         Article X further provides in Section 9(d) that the restrictions of
Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project.

         The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations. Together, payments to these authorities totaled $87.3 million in fiscal year 1994.

         The Commonwealth Transportation Board ("CTB") in 1993 issued its $111,680,000 Transportation Contract Revenue Refunding Bonds to refund in full an earlier series of the same bonds issued to finance costs related to its Route 28 project. In 1989, CTB issued its $200,000,000 Transportation Revenue Bonds, Series 1989 (U.S. Route 58 Corridor Development Program). These bonds were refunded in part in 1993 by the issuance of CTB's $91,455,000 Transportation Revenue Refunding Bonds, Series 1993A (U.S. Route 58 Corridor Development Program). Additional costs of that program were financed through the issuance of CTB's $98,715,000

Transportation Revenue Bonds, Series 1993B (U.S. Route 58 Corridor Development Program). In August 1993, CTB also issued its $134,060,000 Transportation Revenue Bonds, Series 1993C (Northern Virginia Transportation District Program). These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds in the approximate amount of $106 million which are secured by a portion of the Transportation Trust Fund. The fund balance of the Transportation Trust Fund administered by the Transportation Board at June 30, 1994, was $278.9 million.

         The Commonwealth is also involved in numerous leases that are subject to appropriation of funding by the General Assembly. For all capital leases, the principal balance was $21.1 million as of June 30, 1993.

         The Commonwealth finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly. The balance of installment purchase obligations was $48.3 million as of June 30, 1993.

         Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of the Commonwealth. Should the need arise, the Commonwealth may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised the Commonwealth that any such deficiencies exist.

Local Government

         Local government in the Commonwealth is comprised of 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique among the several states in that cities and counties are independent, and their land areas do not overlap. Cities and counties are the units of general government that have traditionally provided all services not provided by the

Commonwealth; they levy and collect their own taxes. On the other hand, towns constitute a part of the counties in which they are located; they levy and collect taxes for town purposes, but their residents are also subject to county taxes. The largest expenditure by local governments in the Commonwealth are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities.

         According to figures prepared by the Auditor of Public Accounts of Virginia, the total outstanding general obligation and revenue debt of counties in the Commonwealth was approximately $4.1 billion as of June 30, 1993, most of which was borrowed for school construction. The amount of debt of Virginia's cities outstanding as of June 30, 1993, was approximately $3.6 billion, while towns had approximately $233 million outstanding as of June 30, 1993.

Pending Litigation

         On March 28, 1989, in Davis v. Michigan the United States Supreme Court declared unconstitutional a Michigan statute exempting from state income tax the retirement benefits paid to former workers by the state and local governments but not comparable benefits paid by the Federal government. At that time, Virginia exempted state and local but not Federal government benefits.

         Harper v. Department of Transportation is a suit by Federal retirees seeking refund of four years of state income taxes paid during the period from 1985 to 1988. On May 27, 1994, the Virginia Supreme Court agreed to hear Harper on appeal from the Alexandria Circuit Court. In a July 1994 special session, the Virginia General Assembly passed emergency legislation to provide payments to Federal retirees in settlement of the principal amount, excluding interest, of the retirees' claims for overpaid taxes. On July 26, 1994, in order to permit the settlement process to go forward, the Virginia Supreme Court granted a stay in the proceedings in Harper for six months or until further order of the Court, whichever occurred first.

         The settlement payments are to be made over a five-year period, commencing on March 31, 1995. The total amount of the proposed settlement is $340 million plus earnings on the investment of such amount that may be appropriated. These amounts will be paid to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through 1999, subject to appropriation by the General Assembly.

         Retirees who choose to accept and remain eligible to recover such taxes must have responded to the Department of Taxation by November 1, 1994. By February 1, 1995, retirees must have signed and returned to the Tax Commissioner a settlement agreement releasing the Commonwealth from any further liability for claims arising out of such taxes and dismissing any related litigation to which the taxpayer is a party. The legislation also provides that in the event the total principal amount of the claims of taxpayers opting out of the settlement exceeds $20 million, the entire settlement is null and void unless reauthorized by the General Assembly on or before March 1, 1995. The estimated amount of such claims, including interest calculated as of December 31, 1993, is approximately $707.5 million.

         After the decision in Davis v. Michigan, the General Assembly amended applicable Virginia law to make all pensions taxable. On July 8, 1993, in Stepka
v. Commonwealth several former state employees and one current state employee filed suit against the Commonwealth and the Department of Taxation in the Circuit Court of the City of Richmond claiming that legislature's response to Davis breached an implied contract not to tax state employees' pensions and seeking refunds for all such taxes paid. The Commonwealth and the Department have filed responsive pleadings. The case involves multiple plaintiffs with claims aggregating approximately $19.2 million as of June 1994. The outcome of this action cannot be predicted.

Current Rating

         Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power.

Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1992 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of $773 million in public employer contributions to the State and annual savings to the State of approximately $226 million for fiscal 1993 and thereafter; (ii) in June 1990, the State Supreme Court held the State's public school funding mechanism unconstitutional; legislation which was enacted to establish a new funding system has also been challenged; (iii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iv) a lawsuit filed in the United States District Court in 1990 alleges that the State Department of Human Services has established unreasonably low Medicaid payment rates for long-term care facilities; (v) a number of taxpayers are seeking refunds of taxes paid to the Spill Compensation Fund, on the grounds, inter alia, that the State law is preempted by the Federal Superfund legislation; (vi) the 1990 Fair Automobile Insurance Reform Act has been challenged in several State court suits, including provisions in the Act dealing with the premium tax surtax which was intended to raise

$300 million in 1993; (vii) a suit was filed in 1991 seeking to impose directly on the State the responsibility for funding the State's judicial system, which has been primarily funded by the counties; (viii) several union welfare benefit plans are challenging the State's hospital rate-setting system in a suit filed in United States District Court; the Court held in 1992 that certain provisions of the State system are preempted by Federal law; and (ix) the method by which various State agencies reduced their personnel has been challenged and the case is pending before the State Supreme Court.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated within the two highest rating categories of an NRSRO, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

ADDITIONAL INVESTMENT LIMITATIONS.

         Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

MONEY MARKET PORTFOLIOS:

         1) Each of the Money Market, Municipal Money Market and Government Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         2) No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one- third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (include reverse repurchase agreements and borrowing from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

         3) Each of the Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in investment limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

         4) Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

         5) The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

EQUITY AND BOND PORTFOLIOS:

         Each of Equity and Bond Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios) may not:

         1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         Each of the Equity and Bond Portfolios may not:

         2) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         Each Equity and Bond Portfolio (other than the Managed Income, Intermediate Government, Short Government Bond,

Intermediate Bond, Government Income and Core Bond Portfolios) may not:

         3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

         The Managed Income, Intermediate Government, Short Government
Bond, Intermediate Bond, Government Income, International Bond, Core Bond and Balanced Portfolios may not:

         4) Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts up to 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

MONEY MARKET, EQUITY AND BOND PORTFOLIOS:

         No Portfolio may:

                 1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                 2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

                 3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                 4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts and, in the case of the International Bond Portfolio, currencies.

                 5. Purchase securities of companies for the purpose of exercising control.

                 6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance or purchases and sales of portfolio securities.

                 7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

                 8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

                 9. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

         Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months. Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

INDEX MASTER PORTFOLIO:

         The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

         1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

         2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

         3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

         4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

         6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

         7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

         8. Engage in the business of underwriting securities issued by others;

         9. Invest for the purpose of exercising control over management of any company;

         10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

         11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

         12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

         13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

         14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

         15. Purchase securities on margin or sell short; or

         16. Acquire more than 10% of the voting securities of any issuer.

Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Index Master Portfolio's Adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and the Index Master Portfolio's Adviser will continue to monitor the liquidity of Rule 144A securities.

                 For purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

                 Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940, and certain requirements of the Act regulating dealings between affiliates might become applicable.

                             TRUSTEES AND OFFICERS

THE FUND

         The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------              ------------------   ----------------------
Anthony M. Santomero          Trustee              Deputy Dean from
310 Keithwood Road                                 1990 to 1994, Richard
Wynnewood, PA  19096                               K. Mellon Professor
Age: 48                                            of Finance since April
                                                   1984, Director, Wharton
                                                   Financial Institutions
                                                   Center, since July 1995,
                                                   and Dean's Advisory
                                                   Council Member since July
                                                   1984, The Wharton School,
                                                   University of
                                                   Pennsylvania; Associate
                                                   Editor, Journal of
                                                   Banking and Finance since
                                                   June 1978; Associate
                                                   Editor, Journal of
                                                   Economics and Business
                                                   since October 1979;
                                                   Associate Editor, Journal
                                                   of Money, Credit and
                                                   Banking since January
                                                   1980; Research Associate,
                                                   New York University
                                                   Center for Japan-U.S.
                                                   Business and Economic
                                                   Studies since July 1989;
                                                   Editorial Advisory Board,
                                                   Open Economics Review
                                                   since November 1990;
                                                   Director, The Zweig Fund
                                                   and The Zweig Total
                                                   Return Fund; Director or
                                                   Trustee of Temporary
                                                   Investment Fund, Inc.,

                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------              ------------------   ----------------------
                                                   Trust for Federal
                                                   Securities, Municipal
                                                   Fund for Temporary
                                                   Investment, Municipal
                                                   Fund for California
                                                   Investors, Inc.,
                                                   Municipal Fund for New
                                                   York Investors, Inc., and
                                                   Provident Institutional
                                                   Fund.

David R. Wilmerding, Jr.      Vice-Chairman        President, Gates,
One Aldwyn Center             of the Board         Wilmerding, Carper &
Villanova, PA  19085                               Rawlings, Inc.
Age: 60                                            (investment advisers)
                                                   since February 1989;
                                                   Director, Beaver
                                                   Management Corporation;
                                                   Until September 1988,
                                                   President, Treasurer and
                                                   Trustee, The Mutual
                                                   Assurance Company; Until
                                                   September 1988, Chairman,
                                                   President Treasurer and
                                                   Director, The Green Tree
                                                   Insurance Company (a
                                                   wholly-owned subsidiary
                                                   of The Mutual Assurance
                                                   Company); Until September
                                                   1988, Director, Keystone
                                                   State Life Insurance
                                                   Company; Director,
                                                   Trustee or Managing
                                                   General Partner of a
                                                   number of investment
                                                   companies advised by
                                                   PIMC.

Edward J. Roach               Treasurer            Certified Public
400 Bellevue Parkway          and Vice-            Accountant; Partner of
Suite 100                     President            the accounting firm of
Wilmington, DE  19809                              Main Hurdman until 1981;
Age: 71                                            Vice Chairman of the
                                                   Board, Fox Chase Cancer Center;
                                                   Trustee Emeritus,
                                                   Pennsylvania School for
                                                   the Deaf; President, Vice
                                                   President and/or
                                                   Treasurer of a number of
                                                   investment companies
                                                   advised by PIMC.


                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------              ------------------   ----------------------
Morgan R. Jones               Secretary            Partner in the law
Philadelphia National                              firm of Drinker Biddle &
  Bank Building                                    Reath, Philadelphia,
1345 Chestnut Street                               Pennsylvania.
Philadelphia, PA 19107-3496
Age: 55

         The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Provident Distributors, Inc. ("PDI" or "Distributor") $5,500 annually and $500 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting (subject to a cap of $6,000 per year for such meeting fees), and pays the Chairman an additional $5,000 annually. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, PNC Institutional Management Group, Inc. ("PIMC"), Provident Capital Management, Inc. ("PCM"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), Morgan Grenfell Investment Services, Ltd. ("Morgan Grenfell"), PFPC Inc. ("PFPC"), Compass Capital Group, Inc. ("CCGI"), Provident Distributors, Inc. ("PDI" and, collectively with PFPC and CCGI, the "Administrators"), the Distributor or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1995:

                                                                                 Total
                                                Pension or                       Compensation
                                                Retirement                       from
                                Aggregate       Benefits        Estimated        Registrant and
                                Compensation    Accrued as      Annual           Fund Complex(1)
Name of Person,                 from            Part of Fund    Benefits upon    Paid to
Position                        Registrant      Expenses        Retirement       Trustees
---------------                 ----------      --------        ----------       --------
Philip E. Coldwell,* Trustee         $              n/a              n/a            (_)(2) $

Robert R. Fortune,* Trustee          $              n/a              n/a            (_)(2) $

Rodney D. Johnson,* Trustee          $              n/a              n/a            (_)(2) $

G. Willing Pepper,*                  $              n/a              n/a            (_)(2) $
Chairman of the
Board and President

Anthony M.                           $              n/a              n/a            (_)(2) $
Santomero, Trustee

David R. Wilmerding,                 $              n/a              n/a            (_)(2) $
Jr., Trustee

* Messrs. Coldwell, Fortune, Johnson and Pepper resigned from their respective positions with the Fund on ______________, 1995.

THE TRUST

         The names, ages and addresses of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years is set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Pty. Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.



------------------------
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.

TRUSTEES
--------
David G. Booth*               Trustee,             President, Chairman-Chief Executive
Santa Monica,                 President and        Officer and Director of all DFA Entities,
CA                            Chairman-Chief       except Dimensional Fund
Age: 48                       Executive Officer    Advisors Ltd., of which he is
                                                   Chairman and Director

George M.                     Trustee              Leon Carroll Marshall Professor of
Constantinides                                     Finance, Graduate School of
Chicago, IL                                        Business, University of Chicago.
Age: 47                                            Director, DFA Investment Dimensions
                                                   Group Inc., Dimensional Investment
                                                   Group Inc. and Dimensional Emerging
                                                   Markets Fund Inc.

John P. Gould                 Trustee              Distinguished Service Professor of
Chicago, IL                                        Economics, Graduate School of
Age: 56                                            Business, University of Chicago.
                                                   Trustee, First Prairie Funds
                                                   (Registered Investment Company).
                                                   Director, DFA Investment Dimensions
                                                   Group Inc., Dimensional Investment
                                                   Group Inc., Dimensional Emerging
                                                   Markets Fund Inc. and Harbor
                                                   Investment Advisors.

Roger G.                      Trustee              Professor in Practice of Finance,
Ibbotson                                           Yale School of Management.
New Haven, CT                                      Director, DFA Investment Dimensions
Age: 52                                            Group Inc., Dimensional Investment
                                                   Group Inc., Dimensional Emerging
                                                   Markets Fund Inc., Hospital Fund,
                                                   Inc. (investment management
                                                   services) and Birr Portfolio
                                                   Analysis, Inc. (software products).
                                                   Chairman, Institute Study of
                                                   Securities Markets. Chairman and
                                                   President, Ibbotson Associates,
                                                   Inc., Chicago, IL (software, data,
                                                   publishing and consulting).

Merton H.                     Trustee              Robert R. McCormick Distinguished
Miller                                             Service Professor Emeritus,
Chicago, IL                                        Graduate School of Business,
Age: 72                                            University of Chicago. Director,
                                                   DFA Investment Dimensions Group
                                                   Inc., Dimensional Investment Group
                                                   Inc. and Dimensional Emerging
                                                   Markets Fund Inc.

TRUSTEES
--------
Myron S.                      Trustee              Frank E. Buck Professor of Finance,
Scholes                                            Graduate School of Business and
Greenwich, CT                                      Professor of Law, Law School,
Age: 54                                            Senior Research Fellow, Hoover
                                                   Institution, (all) Stanford
                                                   University. Director, DFA
                                                   Investment Dimensions Group Inc.,
                                                   Dimensional Investment Group Inc.,
                                                   Dimensional Emerging Markets Fund
                                                   Inc., Benham Capital Management
                                                   Group of Investment Companies and
                                                   Smith Breedon Group of Investment
                                                   Companies. Limited Partner, Long-
                                                   Term Capital Management L.P. (money
                                                   manager).

Rex A.                        Trustee, Chairman    Chairman, Chief Investment Officer
Sinquefield*                  and Chief            and Director of all DFA Entities,
Santa Monica,                 Investment           except Dimensional Fund Advisors
CA                            Officer              Ltd., of which he is Chairman,
Age: 50                                            Chief Executive Officer and
                                                   Director.

*Interested
Trustees of the
Trust.
---------------

OFFICERS
--------

Arthur Barlow                 Vice President       Vice President of all DFA Entities.
Santa Monica,
CA
Age: 39

Maureen Connors               Vice President       Vice President of all DFA Entities.
Santa Monica,
CA
Age: 58

Robert Deere                  Vice President       Vice President of all DFA Entities.
Santa Monica,
CA
Age: 37

Irene R. Diamant              Vice President,      Vice President and Secretary of all
Santa Monica,                 Secretary            DFA Entities.  Associate attorney,
CA                                                 Cahill Gordon & Reindel from 1987
Age: 45                                            to 1991.

OFFICERS
--------
Eugene Fama,                  Vice President       Vice President of all DFA Entities.
Jr.
Santa Monica,
CA
Age: 34

David Plecha                  Vice President       Vice President of all DFA Entities.
Santa Monica,                                      Assistant Vice President, Leland
CA                                                 O'Brien Rubenstein Associates, Los
Age: 33                                            Angeles, CA from 1987 to 1989.

George Sands                  Vice President       Vice President of all DFA Entities.
Santa Monica,                                      Managing Director, Assets Strategy
CA                                                 Consulting, Los Angeles, CA from
Age: 39                                            1991 to 1992 and previously Vice
                                                   President of Wilshire Associates,
                                                   Santa Monica, CA.

Michael T.                    Vice President,      Vice President, Chief Financial
Scardina                      Chief Financial      Officer, Controller and Treasurer
Santa Monica,                 Officer,             of all DFA Entities.
CA                            Controller and
Age: 39                       Treasurer

Cem Severoglu                 Vice President       Vice President of all DFA Entities.
Santa Monica,
CA
Age: 32

Jeanne C.                     Executive Vice       Executive Vice President of all DFA
Sinquefield,                  President            Entities.
Ph.D.
Santa Monica,
CA
Age: 48

Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife.

         Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1994 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisers Inc. ("DFA") served as investment adviser during that same fiscal year.

                             Aggregate         Total Compensation
                           Compensation          from Trust and
Trustee                     from Trust            Trust Complex
-------                    ------------           -------------
George M.                     $5,125                $30,750
Constantinides

John P. Gould                 $5,125                $30,750

Roger G. Ibbotson             $5,125                $30,750
Merton H. Miller              $5,000                $30,000

Myron S. Scholes              $4,000                $24,000


                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

         The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the

Fund to the same extent that trustees are entitled to indemnification.

                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

         ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by PAMG, PIMC, BlackRock, PCM, PEAC, Morgan Grenfell and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA") and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, PAMG may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse Portfolios for expenses. In addition, if the total expenses borne by any Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of the Fund, there were no state expense limitations more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1/2% of average annual net assets in excess of $100 million.

         PAMG renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From each Portfolio's respective commencement of operations to ______________ (____________, with respect to the Index Equity Portfolio) PIMC served as adviser. PCM renders sub-advisory services to the Balanced, Value Equity, Small Cap Value Equity, International Equity, Core Equity and International Emerging Markets Portfolios pursuant to Sub-Advisory Agreements. PIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. BlackRock renders sub-advisory services to the Balanced, Managed Income, Intermediate Government, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short Government Bond, Intermediate Bond, New Jersey
Tax-Free Income, Core Bond and Government Income Portfolios pursuant to Sub-Advisory Agreements. PEAC renders sub-advisory services to the Growth Equity and Small Cap Growth Equity Portfolios pursuant to Sub-Advisory Agreements. Morgan Grenfell renders sub-advisory services to the International Bond Portfolio pursuant to a Sub-Advisory Agreement. DFA renders advisory services to the Index Master Portfolio, the investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. These Advisory and Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

         From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank, Ohio, National Association ("PNC Bank Ohio") served as sub-adviser to the Ohio Tax-Free Income Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Municipal Money Market Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Managed Income and Growth Equity Portfolios. From April 20, 1992 (commencement of operations) to July 22, 1992, Advanced Investment Management, Inc. and from July 23, 1993 to January __, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From April 20, 1992 to September 10, 1993, PCM served as sub-adviser to the Intermediate Government Portfolio. From July 23, 1992 to March 29, 1995, PNC Bank served as sub-adviser to the Index Equity Portfolio. From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Managed Income, Intermediate Government and Growth Equity Portfolios. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios. From September 1, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Short Government Bond
Portfolio. From September 13, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Core Equity Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio. From September 17, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Intermediate Bond Portfolio. From May 14, 1990 (commencement of operations) to July 1, 1995, PNC Bank served as sub-adviser to the Tax-Free Income Portfolios. PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to December 20, 1995; for the Municipal Money Market Portfolio from September 10, 1993 to December 20, 1995; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to December 20, 1995; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to December 20, 1995; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to December 20, 1995; for the North Carolina Municipal Money Market from May 4, 1993 (commencement of operations) to December 20, 1995; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to December 20, 1995, and for the New Jersey Municipal Money Market Portfolio from _________ to December 20, 1995. From _________ to ___________ MidLantic Bank,

N.A. served as investment adviser to the predecessor portfolio of the New Jersey Tax-Free Income Portfolio. From _________ to ___________ BlackRock served as investment adviser to the predecessor portfolio of the Core Bond Portfolio.

         Under the Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock and Morgan Grenfell are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock, Morgan Grenfell and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to PAMG, PIMC, PCM, PEAC, Morgan Grenfell or BlackRock, as the case may be. PAMG, PIMC, PCM, PEAC, Morgan Grenfell and BlackRock may also terminate their advisory relationship with respect to a Portfolio, on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the year or periods ended September 30, 1995, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                        FEES PAID
                                         (AFTER
PORTFOLIOS                               WAIVERS)     REIMBURSEMENTS    WAIVERS
----------                              ---------     --------------    -------
Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

North Carolina Municipal Money
Market

Managed Income

Tax-Free Income

Intermediate Government

                                        FEES PAID
                                         (AFTER
PORTFOLIOS                               WAIVERS)     REIMBURSEMENTS    WAIVERS
----------                              ---------     --------------    -------
Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Short Government Bond

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Core Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

Virginia Municipal Money Market

International Emerging Market

New Jersey Municipal Money Market

International Bond

For the year or periods ended September 30, 1994, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                        FEES PAID
                                         (AFTER
PORTFOLIOS                               WAIVERS)     REIMBURSEMENTS    WAIVERS
----------                              ---------     --------------    -------
Money Market                            $  951,230       $3,359,847     $     0

Municipal Money Market                  $  171,405       $  599,920     $     0

U.S. Treasury Money                     $  281,771       $  986,201     $     0
Market

Ohio Municipal Money                    $    6,724       $  217,938     $20,660
Market

Pennsylvania Municipal                  $   42,612       $  336,382     $19,022
Money Market

North Carolina Municipal                $        0       $  249,914     $26,804
Money Market

Managed Income                          $1,398,343       $  599,290     $     0

Tax-Free Income                         $        0       $   47,655     $35,898

Intermediate Government                 $  368,546       $  552,819     $     0

Ohio Tax-Free Income                    $       0        $   35,709     $35,496

Pennsylvania Tax-Free                   $   49,646       $  227,003     $ 9,645
Income

Short      Government                   $   36,893       $  137,696     $     0
Bond

                                        FEES PAID
                                        (AFTER
  PORTFOLIOS                            WAIVERS)               REIMBURSEMENTS              WAIVERS
  ----------                            -----------            --------------              -------
  Intermediate Bond                     $   131,294            $   206,071                 $      0
  Value Equity                          $ 2,306,672            $   865,002                 $      0
  Growth Equity                         $   467,637            $   175,364                 $      0
  Small Cap Growth Equity               $    55,825            $   160,320                 $      0
  Core Equity                           $   303,169            $   113,689                 $      0
  Index Equity                          $    28,392            $   376,934                 $      0
  Small Cap Value Equity                $   890,883            $   197,974                 $      0
  International Equity                  $ 1,408,053            $   477,733                 $      0
  Balanced                              $   470,579            $   202,166                 $      0
  Virginia Municipal Money Market(1)    $      0               $     8,925                 $      0
  International Emerging Market(2)      $     7,672            $    16,051                 $      0
  New Jersey Municipal Money Market3           N/A                    N/A                        N/A
  International Bond3                          N/A                    N/A                        N/A

(1) For the period from commencement of operations (July 25, 1994) through September 30, 1994.

(2) For the period from commencement of operations (June 17, 1994) through September 30, 1994.

(3)  Portfolio was not operational as of September 30, 1994.

For the year or periods ended September 30, 1993, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                            FEES PAID
                                            (AFTER
  PORTFOLIOS                                WAIVERS)               WAIVERS             REIMBURSEMENTS
  ----------                                ---------              -------             --------------
  Money Market                              $ 2,899,093            $   815,911         $      0
  Municipal Money Market                    $   509,475            $   131,249         $      0
  U.S. Treasury Money Market                $   601,820            $   195,459         $      0
  Ohio Municipal Money Market(1)            $      0               $    28,953         $    8,630
  Pennsylvania Municipal Money Market(1)    $      0               $    18,117         $   11,411
  North Carolina Municipal Money Market(2)  $      0               $    47,085         $   11,729
  Managed Income                            $ 1,522,695            $    87,513         $      0
  Tax-Free Income                           $      0               $    43,457         $      0
  Intermediate Government                   $   594,202            $    77,301         $      0
  Ohio Tax-Free Income(3)                   $      0               $     8,781         $    20,906

                                            FEES PAID
                                            (AFTER
  PORTFOLIOS                                WAIVERS)               WAIVERS             REIMBURSEMENTS
  ----------                                ---------              -------             --------------
  Pennsylvania Tax-Free Income(3)           $      0               $    87,528         $    19,064
  Short U.S. Government Bond(4)             $      0               $     2,078         $     1,349
  Intermediate Bond(5)                      $      0               $     5,432         $      0
  Value Equity                              $ 1,996,726            $   108,242         $      0
  Growth Equity                             $   400,652            $    31,912         $      0
  Small Cap Growth Equity(6)                $     5,432            $     2,773         $      0
  Core Equity(7)                            $      0               $     5,372         $      0
  Index Equity                              $   212,413            $   161,606         $      0
  Small Cap Value Equity                    $   564,065            $    34,794         $      0
  International Equity                      $   598,040            $    47,134         $      0
  Balanced                                  $   124,556            $    45,203         $      0
  Virginia Municipal Money Market(8)               N/A                    N/A                 N/A
  International Emerging Market(8)                 N/A                    N/A                 N/A
  New Jersey Municipal Money Market(8)             N/A                    N/A                 N/A
  International Bond(8)                            N/A                    N/A                 N/A

(1)  Commenced operations June 1, 1993.

(2)  Commenced operations May 3, 1993.

(3)  Commenced operations December 1, 1992.

(4)  Commenced operations September 1, 1993.

(5)  Commenced operations September 17, 1993.

(6)  Commenced operations September 14, 1993.

(7)  Commenced operations September 13, 1993.

(8)  Portfolio was not operational as of September 30, 1993.

For the year ended September 30, 1995, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                            FEES PAID
                                            (AFTER
  PORTFOLIOS                                WAIVERS)               WAIVERS
  ----------                                ---------              -------
  Money Market
  Municipal Money Market
  U.S. Treasury Money Market

                                          FEES PAID
                                          (AFTER
PORTFOLIOS                                WAIVERS)           WAIVERS
----------                                ---------          -------
Ohio Municipal Money Market

Pennsylvania Municipal Money
Market

North Carolina Municipal Money
Market

Managed Income

Tax-Free Income

Intermediate Government

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Short Government Bond

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Core Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

Virginia Municipal Money Market

International Emerging Market

New Jersey Municipal Money
Market

International Bond


For the year or periods ended September 30, 1994, PIMC paid sub- advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:


                                          FEES PAID
PORTFOLIOS                                (AFTER WAIVERS)    WAIVERS
----------                                ---------------    -------
Money Market                              $      0           $   479,008

Municipal Money Market                    $      0           $    85,703

U.S. Treasury Money Market                $      0           $   140,886

Ohio Municipal Money Market               $      0           $    24,962

Pennsylvania Municipal Money Market       $      0           $    42,110

North Carolina Municipal Money Market     $      0           $    27,768

Managed Income                            $ 1,198,580        $   199,763

                                          FEES PAID
PORTFOLIOS                                (AFTER WAIVERS)    WAIVERS
----------                                ---------------    -------
Tax-Free Income                           $      0           $    33,359

Intermediate Government                   $   276,410        $   368,546

Ohio Tax-Free Income                      $      0           $    24,996

Pennsylvania Tax-Free Income              $    33,198        $   160,456

Short Government Bond                     $    36,893        $    85,319

Intermediate Bond                         $    97,470        $   138,685

Value Equity                              $ 2,018,338        $   288,334

Growth Equity                             $   409,182        $    58,455

Small Cap Growth Equity                   $    55,825        $   101,371

Core Equity                               $   265,273        $    37,896

Index Equity                              $    28,392        $   275,602

Small Cap Value Equity                    $   791,896        $      0

International Equity                      $ 1,257,191        $   251,438

Balanced                                  $   409,420        $    79,849

Virginia Municipal Money Market(1)        $      0           $       992

International Emerging Market(2)          $     6,723        $    14,153

New Jersey Municipal Money Market(3)             N/A                N/A

International Bond(3)                            N/A                N/A

(1)        Commenced operations July 25, 1994.

(2)        Commenced operations June 17, 1994.

(3)        Portfolio was not operational as of September 30, 1994.

For the years or periods ended September 30, 1993, PIMC paid sub- advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                          FEES PAID
                                          (AFTER
PORTFOLIOS                                WAIVERS)           WAIVERS
----------                                ---------          -------
Money Market                              $      0           $   412,778

Municipal Money Market                    $      0           $    71,192

U.S. Treasury Money Market                $      0           $    88,587

Ohio Municipal Money Market(1)            $      0           $     3,217

Pennsylvania Municipal Money Market(1)    $      0           $     2,013

North Carolina Municipal Money Market(2)  $      0           $     5,232

Managed Income                            $ 1,069,887        $    61,259

Tax-Free Income                           $      0           $    30,420

Intermediate Government                   $   415,941        $    54,111

                                          FEES PAID
                                          (AFTER
PORTFOLIOS                                WAIVERS)           WAIVERS
----------                                ---------          -------
Ohio Tax-Free Income(3)                   $      0           $     6,174

Pennsylvania Tax-Free Income(3)           $      0           $    61,270

Short Government Bond(4)                  $      0           $     1,456

Intermediate Bond(5)                      $     3,802        $     3,802

Value Equity                              $ 1,452,164        $    78,721

Growth Equity                             $   291,383        $    25,967

Small Cap Growth Equity6                  $      0           $     2,017

Core Equity(7)                            $    10,418        $     3,906

Index Equity                              $   159,310        $   121,209

Small Cap Value Equity                    $   410,229        $    25,305

International Equity                      $   478,432        $    37,707

Balanced                                  $    90,586        $    32,875

Virginia Municipal Money Market(8)               N/A                N/A

International Emerging Market(8)                 N/A                N/A

New Jersey Municipal Money Market(8)             N/A                N/A

International Bond(8)                            N/A                N/A

(1)        Commenced operations June 1, 1993.

(2)        Commenced operations May 3, 1993.

(3)        Commenced operations December 1, 1992.

(4)        Commenced operations September 1, 1993.

(5)        Commenced operations September 17, 1993.

(6)        Commenced operations September 14, 1993.

(7)        Commenced operations September 13, 1993.

(8)        Portfolio was not operational as of September 30, 1993.

For the period from October 1, 1992 to September 10, 1993, PIMC paid sub-advisory fees of $1,017,364 and $274,275 to PNC Bank Ohio for the Managed Income and Growth Equity Portfolios, respectively. For the period from October 1, 1992 to September 10, 1993, PIMC paid sub-advisory fees of $397,885 to PMC with respect to the Intermediate Government Portfolio.

         For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated as a percentage of average net assets of the Index Master Portfolio. For the fiscal years ending November 30, 1993, 1994 and 1995, the Index Master Portfolio paid advisory fees to DFA totalling $7,231, $11,000 and ____________, respectively. The Index Equity Portfolio did not invest in the Index Master Portfolio during such periods. The Index Master Portfolio is currently seeking shareholder approval of a new investment management agreement with DFA. It is anticipated that the Index Master Portfolio's sole shareholder will approve the new agreement and that the advisory and other operating expenses of the Index Equity Portfolio will be consistent with the expenses described in the Index Equity Portfolio's Prospectus. If the Index Master Portfolio's shareholder fails to approve the new agreement, the directors of the current shareholder will consider appropriate action.

         The predecessor portfolio to the New Jersey Tax-Free Income Portfolio was advised by MidLantic Bank, N.A. For the fiscal years ended February 28, 1995, 1994 and 1993, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $607,485, $159,582 and $37,159, respectively, in investment advisory fees to MidLantic Bank, N.A. pursuant to its prior investment advisory contract. In addition, during the fiscal years ended February 29, 1995, 1994 and 1993, MidLantic Bank, N.A. waived $2,451, $318,099 and $100,403, respectively, in investment advisory fees.

         The predecessor portfolio to the Core Bond Portfolio was advised by BlackRock. For the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, BlackRock waived its entire investment advisory fee in the amounts of $56,894, $34,010 and $24,761, respectively, and reimbursed expenses amounting to $137,364, $137,179 and $0, respectively.

         ADMINISTRATION AGREEMENTS. PFPC and PDI serve as the Fund's co-administrators pursuant to an Administration Agreement (the "Administration Agreement"). PFPC and PDI have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

         The Administration Agreement provides that PFPC and PDI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

                  PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. PFPC also charges each investor in the Index Master Portfolio a monthly fee of $1,000.

For the year ended September 30, 1995, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                                    FEES PAID
                                    (AFTER
PORTFOLIOS                          WAIVERS)       WAIVERS      REIMBURSEMENTS
----------                          ---------      -------      --------------
Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal
Money Market

North Carolina Municipal
Money Market

Managed Income

Tax-Free Income

Intermediate Government

Ohio Tax-Free Income

Pennsylvania Tax-Free
Income

Short Government Bond

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Core Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

Virginia Municipal Money
Market

International Emerging
Market

New Jersey Municipal Money
Market

International Bond


For the year ended September 30, 1994, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                                 FEES PAID
                                 (AFTER
PORTFOLIOS                       WAIVERS)         WAIVERS         REIMBURSEMENTS
----------                       ---------        -------         --------------
Money Market                     $   803,349      $   541,066     $      0

Municipal Money Market           $    42,931      $   214,178     $      0

U.S. Treasury Money Market       $   132,901      $   289,756     $      0

Ohio Municipal Money
Market                           $     2,241      $    72,646     $     6,887

Pennsylvania Municipal
Money Market                     $    11,758      $   114,573     $     6,340

North Carolina Municipal
Money Market                     $      0         $    83,304     $     8,934

Managed Income                   $   521,204      $   277,849     $      0

Tax-Free Income                  $      0         $    19,062     $    14,359

Intermediate Government          $   186,742      $   181,804     $      0

Ohio Tax-Free Income             $      0         $    14,284     $    14,199

Pennsylvania Tax-Free            $    19,858      $    90,020     $     3,858
Income

Short Government Bond            $    14,758      $    55,078     $      0


Intermediate Bond                $    52,518      $    82,428     $      0

Value Equity                     $ 1,075,209      $    61,908     $      0

Growth Equity                    $   128,262      $   105,557     $      0

Small Cap Growth Equity          $    20,166      $    58,432     $      0

Core Equity                      $    52,164      $    99,421     $      0

Index Equity                     $    27,115      $   378,211     $      0

Small Cap Value Equity           $   354,486      $    41,462     $      0

International Equity             $   502,876      $      0        $      0

Balanced                         $   125,112      $   119,522     $      0

Virginia Municipal Money
Market(1)                        $      0         $    2,975      $     1,605

International Emerging
Market(1)                        $     1,259      $     2,537     $      0

New Jersey Municipal Money
Market(2)                               N/A             N/A              N/A

International Bond(2)                   N/A             N/A              N/A

(1)        Commencement of operations.

(2)        Portfolio had not commenced operations.

For the years or periods ended September 30, 1993, the Fund paid PFPC and PDI combined administration fees after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                                 FEES PAID
                                 (AFTER
PORTFOLIOS                       WAIVERS)         WAIVERS         REIMBURSEMENTS
----------                       ---------        -------         --------------
Money Market                     $   674,120      $   101,509     $      0

Municipal Money Market           $   117,768      $    21,036     $      0

U.S. Treasury Money Market       $   157,519      $    30,288     $      0

Ohio Municipal Money Market(1)   $      0         $     9,651     $      0

Pennsylvania Municipal Money
Market(1)                        $      0         $     6,039     $      0

North Carolina Municipal
Money Market(2)                  $      0         $    15,659     $      0

Managed Income                   $   397,750      $    87,513     $      0

Tax-Free Income                  $      0         $    11,914     $      0

Intermediate Government          $   167,611      $    24,673     $      0

Ohio Tax-Free Income(3)          $      0         $    85,754     $     6,515

Pennsylvania Tax-Free Income(3)  $      0         $     8,797     $     5,766

Short Government Bond(4)         $      0         $       831     $      0

Intermediate Bond(5)             $     1,262      $     3,084     $      0

Value Equity                     $   528,584      $     9,382     $      0

Growth Equity                    $   101,208      $    12,879     $      0

Small Cap Growth Equity(6)       $       173      $       835     $      0

Core Equity(7)                   $     4,722      $     2,441     $      0

Index Equity                     $   195,736      $    59,581     $      0

Small Cap Value Equity           $   156,048      $     5,441     $      0

International Equity             $   123,924      $     6,447     $      0

Balanced                         $    44,667      $     8,046     $      0

Virginia Municipal Money
Market(8)                               N/A              N/A             N/A

International Emerging                  N/A              N/A             N/A
Market(8)

New Jersey Municipal Money
Market(8)                               N/A              N/A             N/A

International Bond(8)                   N/A              N/A             N/A


1        Commenced operations June 1, 1993.

2        Commenced operations May 3, 1993.

3        Commenced operations December 1, 1992.

4        Commenced operations September 1, 1993.

5        Commenced operations September 17, 1993.

6        Commenced operations September 14, 1993.

7        Commenced operations September 13, 1993.

8        Portfolio was not operational as of September 30, 1993.

         For the period from October 1, 1992 to January 31, 1993, the Fund paid PFPC and the former co-administrator combined administration fees, before waivers, of $397,594, $74,771, $77,953, $212,227, $0, $76,317, $227,477,
$43,210, $118,702, $56,278, $41,645 and $4,938 Money Market, Municipal Money
Market, U.S. Treasury Money Market, Managed Income, Tax-Free Income, Intermediate Government, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios, respectively. For that period, PFPC and the former co-administrator waived combined administration fees of $0, $0, $0, $0, $5,469, $0, $0, $0, $0, $0, $0 and $4,080 for such respective Portfolios, and reimbursed the Tax-Free Income Portfolio for certain operational expenses totalling $0. For the period from commencement of operations to January 31, 1993, the Fund paid PFPC and the former co-administrator combined administration fees, before waivers, of $0 and $0 for the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, respectively. For the same period, PFPC and the former co-administrator waived combined administration fees of $124 and $1,774 for such respective Portfolios, and reimbursed such Portfolios for certain operational expenses totalling $1,848 and $1,859, respectively.

         The predecessor portfolio to the New Jersey Tax-Free Income Portfolios received administrative services from SEI Financial Management Corporation ("SEI"). During the fiscal years ended February 28, 1995, 1994 and 1993, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $105,029, $79,454 and $15,884, respectively, in administrative fees to SEI pursuant to the prior administration agreement. In addition, during the fiscal years ended February 28, 1995, 1994 and 1993, SEI waived $77,951, $63,850 and $25,385, respectively, in administrative fees.

         The predecessor portfolio to the Core Bond Portfolio received administrative services from State Street Bank and Trust Company ("State Street"). During the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, the predecessor portfolio to the Core Bond Portfolio paid $73,257, $_______ and $_______, respectively, in administrative fees to State Street pursuant to the prior administration agreement. In addition, during the fiscal year ended June 30, 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, State Street waived $32,500 and $3,701, respectively, in administrative fees.

         CCGI serves as an Administrator to the Fund pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, CCGI is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

         The Co-Administration Agreement provides that CCGI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of CCGI in the performance of its duties under the Agreement.

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company and Barclays Bank PLC serve as the Fund's sub-custodians.

         For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges. PNC Bank currently intends to waive its custody fees with respect to the Index Equity Portfolio.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub- accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each Portfolio, plus disbursements.

         PNC Bank serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio will bear its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

         DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

         Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or CCGI or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay CCGI fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. CCGI, in turn, determines the amount of the service fee and shareholder processing fee to be paid to other Service Organizations. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of such non-interested trustees.

         The Plan is terminable as to any class of Shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class. Similarly, any agreement entered into pursuant to the Plan with a Service Organization is terminable as to a class without penalty, at any time, by the Fund or by the Service Organization upon written notice to the other. Each such agreement will terminate automatically in the event of its assignment.

         With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at an annual rate of .10% of the average daily net asset value of each Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

         With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. These commissions approximate the commissions payable with respect to sales of Investor A Shares. The distribution fees payable under the Plan (at an annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

         With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. These commissions approximate [ ].

         No compensation is payable by the Fund to the Distributor for its distribution services for Service or Institutional Shares.

         Service Organizations may charge their clients additional fees for account services.

         The Fund intends to enter into service agreements with institutions pursuant to which institutions will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, institutions may provide general shareholder liaison services, including, but not limited to (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the shareholders' investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses. In consideration for payment of a service fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, institutions may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem Shares; (vi) processing dividend payments; (vii) verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to the shareholders; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to Shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) sub- transfer agency services; and (xiv) such other similar services as the Fund or a Customer may request.

         No Investor C Shares of any Portfolio were issued during the fiscal year ended September 30, 1995.

         For the fiscal year ended September 30, 1995, the Investor A and Investor B Shares of the Portfolios bore the expense of distribution fees relating to the Fund's prior distribution plans for Investor A Shares and Investor B Shares, and the Service Shares and Investor B Shares of the Portfolios bore the expense of servicing and shareholder processing fees relating to the Fund's prior service plans for Service Shares and Investor B Shares as follows:


                                      DISTRIBUTION AND
                                        SERVICE PLAN         SERVICE PLAN   SERVICE PLAN
                                   INVESTOR A   INVESTOR B   INVESTOR B     SERVICE
PORTFOLIOS                           SHARES       SHARES     SHARES         SHARES
----------                         ----------   ----------   ------------   ------------
Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money

North Carolina Municipal Money
Market

Managed Income

Tax-Free Income

Intermediate Government

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Short Government Bond

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Core Equity

[]

Small Cap Value Equity

International Equity

Balanced

Virginia Municipal Money Market

International Emerging Market

New Jersey Municipal Money
Market

International Bond


No Investor C Shares were offered during the fiscal year ended September 30, 1995.

                                    EXPENSES

         Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, servicing fees, fees and expenses in registering and qualifying the Portfolios and their Shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

         PAMG and the sub-advisers expect to waive voluntarily a portion of their respective advisory and sub-advisory fees during the Portfolios' current fiscal year. In addition, if the total expenses borne by any Portfolio in a fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, the respective sub-adviser and the Administrators will bear the amount of the excess to the extent required by such regulations in proportion to the advisory and administration fees otherwise payable to them for such year.

                             PORTFOLIO TRANSACTIONS

         In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

         No Portfolio has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which they invest. DFA also checks the rate of commission being paid by these Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

         Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

For the year or period ended September 30, 1995, the following Portfolios paid brokerage commissions as follows:


PORTFOLIOS                                               BROKERAGE COMMISSIONS
----------                                               ---------------------
Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

North Carolina Municipal Money Market

Managed Income

Tax-Free Income

Intermediate Government

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Short Government Bond

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Core Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

Virginia Municipal Money Market

International Emerging Market

New Jersey Municipal Money Market

International Bond


     For the year or period ended September 30, 1994, the following Portfolios paid brokerage commissions as follows:


PORTFOLIOS                                               BROKERAGE COMMISSIONS
----------                                               ---------------------
Value Equity                                             $      431,232

Growth Equity                                            $      530,428

Small Cap Growth Equity                                  $       62,339

Core Equity                                              $      156,700

Index Equity                                             $       47,190

PORTFOLIOS                                               BROKERAGE COMMISSIONS
----------                                               ---------------------
Small Cap Value Equity                                   $      185,560

International Equity                                     $    1,031,631

Balanced                                                 $      164,460

International Emerging Market                            $       32,367


         For the year or period ended September 30, 1993, the following Portfolios paid brokerage commissions as follows:


PORTFOLIOS                                               BROKERAGE COMMISSIONS
----------                                               ---------------------
Value Equity                                              $      136,565

Growth Equity*                                            $      366,421

Small Cap Growth Equity*                                  $        1,186

Core Equity                                               $        4,770

Index Equity                                              $       18,386

Small Cap Value Equity*                                   $      105,423

International Equity                                      $      308,297

Balanced                                                  $       68,556


* The Growth Equity, Small Cap Growth Equity and Small Cap Value Equity Portfolios paid Shearson Lehman Hutton Inc. ("Shearson"), as affiliate of the Fund's former distributor $4,390, $264 and $636, respectively. Approximately 1%, 22% and 1% of the aggregate brokerage commissions of such respective Portfolios were paid to Shearson, representing approximately 1%, 22% and 1% of the aggregate dollar amounts of transactions by those respective Portfolios involving the payment of commissions.

         For the Index Master Portfolio's fiscal years ended November 30, 1993, 1994 and 1995, the Index Master Portfolio paid brokerage commissions totalling $41,393, $10,610 and $___________, respectively.

         For the fiscal years ended February 28, 1995, 1994 and 1993 the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid no brokerage commissions.

         For the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, the Core Bond Portfolio's predecessor portfolio paid no brokerage commissions.

         Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

         Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. It is the policy of the Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions involving money market instruments. In seeking to implement this policy of the Portfolios, the adviser and sub-advisers will effect transactions involving money market instruments with those dealers they believe provide the most favorable prices and are capable of providing efficient executions.

         The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.

         The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1995, the following Portfolios held the following securities:

                       PURCHASE AND REDEMPTION INFORMATION

         COMPUTATION OF PUBLIC OFFERING PRICES FOR INVESTOR A SHARES OF THE NON-MONEY MARKET PORTFOLIOS. An illustration of the computation of the public offering price per Investor A Share of each Non-Money Market Portfolio, based on the value of such Portfolios' net assets as of September 30, 1995, follows:

                                                       TABLE
                                                       -----
                           Value            Growth            Small Cap                           []
                           Equity           Equity            Growth Equity     Core Equity
                           Portfolio        Portfolio         Portfolio         Portfolio         Portfolio
                           ---------        ---------         -------------     -----------       ---------
Net Assets.............    $                $                 $                 $                 $

Outstanding
 Shares................
                           =========        =========         =============     ===========       =========

Net Asset Value
 Per Share.............    $                $                 $                 $                 $
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share)......    $                $                 $                 $                 $

Offering to Public.....    $                $                 $                 $                 $
                           =========        =========         =============     ===========       =========

                           Small
                           Cap Value        International                       Managed           Tax-Free
                           Equity           Equity            Balanced          Income            Income
                           Portfolio        Portfolio         Portfolio         Portfolio         Portfolio
                           ---------        -------------     ---------         ---------         ---------
Net Assets.............    $                $                 $                 $                 $

Outstanding
 Shares................
                           =========        =============     =========         =========         =========

Net Asset Value
 Per Share.............    $                $                 $                 $                 $

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share)......    $                $                 $                 $                 $

Offering to Public.....    $                $                 $                 $                 $
                           =========        =============     =========         =========         =========

                                                              Pennsylvania      Short
                           Intermediate     Ohio Tax-         Tax-Free          Government        Intermediate
                           Government       Free Income       Income            Bond              Bond
                           Portfolio        Portfolio         Portfolio         Portfolio         Portfolio
                           ------------     -----------       -------------     -----------       ------------
Net Assets.............    $                $                 $                 $                 $

Outstanding
 Shares................
                           ============     ===========       =============     ===========       ============

Net Asset Value
 Per Share.............    $                $                 $                 $                 $

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share)......    $                $                 $                 $                 $

Offering to Public.....    $                $                 $                 $                 $
                           ============     ===========       =============     ===========       ============

                                                              International     New Jersey
                           Government       International     Emerging          Tax-Free          Core
                           Income           Bond              Markets           Income            Bond
                           Portfolio        Portfolio         Portfolio         Portfolio         Portfolio
                           ----------       -------------     -------------     ----------        ---------
Net Assets.............    $                $                 $                 $                 $

Outstanding
 Shares................
                           ==========       =============     =============     ==========        =========

Net Asset Value
 Per Share.............    $                $                 $                 $                 $

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share)......    $                $                 $                 $                 $

Offering to Public.....    $                $                 $                 $                 $
                           ==========       =============     =============     ==========        =========



Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1995 were as follows:



  PORTFOLIOS                                           FRONT-END SALES CHARGES
  ----------                                           -----------------------
  Managed Income

  Tax-Free Income

  Intermediate Government

  Ohio Tax-Free Income

  Pennsylvania Tax-Free Income

  Short Government Bond

  Intermediate Bond

  Value Equity

  Growth Equity

  Small Cap Growth Equity

  Core Equity

  []

  Small Cap Value Equity

  International Equity

  Balanced

  International Emerging Market

  International Bond


Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1994 were as follows:

  PORTFOLIOS                                           FRONT-END SALES CHARGES
  ----------                                           -----------------------
  Managed Income                                       $      150,150

  Tax-Free Income                                      $       37,504

  Intermediate Government                              $       50,694

  Ohio Tax-Free Income                                 $       64,596

  Pennsylvania Tax-Free Income                         $      678,464

  Short Government Bond                                $       10,268

  Intermediate Bond                                    $        2,124

  Value Equity                                         $      195,675

  Growth Equity                                        $       81,496

  Small Cap Growth Equity                              $       44,054

  Core Equity                                          $       17,550

  []                                                   $       38,454

  Small Cap Value Equity                               $      230,590

  International Equity                                 $      303,547

  Balanced                                             $    1,213,056

  International Emerging Market                        $      130,755



Total front-end sales charges paid by shareholders of Portfolios for the year or period ended September 30, 1993 were as follows:



  PORTFOLIOS                                           FRONT-END SALES CHARGES
  ----------                                           -----------------------
  Managed Income                                       $      202,926

  Tax-Free Income                                      $      128,003

  Intermediate Government                              $      127,347

  Ohio Tax-Free Income                                 $       68,959

  Pennsylvania Tax-Free Income                         $    1,083,103

  Value Equity                                         $      155,096

  Growth Equity                                        $       60,863

  []                                                   $       37,281

  Small Cap Value Equity                               $      250,615

  International Equity                                 $       86,294

  Balanced                                             $    1,304,538



         Investor B Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. Investor B Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Investor B Shares.

         Investor C Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received plus the applicable front-end sales charge. In addition, Investor C Shares of the Non-Money Market

Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Investor C Shares within 12 months of purchase.

         Service and Institutional Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received.

         EXCHANGE PRIVILEGE. By use of the exchange privilege, the investor authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

         A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares and Investor B Shares, respectively, of a Non-Money Market Portfolio. Holders of Investor Shares of a Money Market Portfolio who redeem their shares and use the proceeds to purchase Investor C Shares of a Money Market Portfolio will be subject to both a front-end and a contingent deferred sales charge (unless an exemption from either sales charge applies).

         INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares of the Non-Money Market Portfolios at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectuses. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

          i)      any Portfolio of the Fund; and

         ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

                  a) that company and the Fund have a common investment adviser or distributor; or

                  b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.

         MISCELLANEOUS. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

         With respect to the Index Master Portfolio, if the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Index Master Portfolio to make payment wholly or partly in cash, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors, such as the Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

         Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                        VALUATION OF PORTFOLIO SECURITIES

         In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

         MONEY MARKET PORTFOLIOS. The net asset value for each class of each Share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each Business Day. Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding Shares of such classes. The net asset value per Share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

         The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation, described below. There can be no assurance that the net asset value per share will not vary.

         A Money Market Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

         As note above, the value of the portfolio securities of each Money Market Portfolio is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

         As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

         Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser (depending on the Money Market Portfolio) determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

         EQUITY PORTFOLIOS. The net asset value for each Series, Investor A, Investor B, Investor C and Institutional Shares for each Equity Portfolio is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to each respective class of Shares and dividing by the respective total number of outstanding Shares of each class. The net asset value per Share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

         Valuation of securities held by each Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time);

and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

         Valuation of securities of foreign issuers and those held by the International Equity and International Emerging Markets Portfolios is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

         A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

         The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

         BOND PORTFOLIOS. The net asset value for each Series, Investor A, Investor B, Investor C and Institutional Shares for each Bond Portfolio is calculated as of the close of regular trading hours on the NYSE on each Business Day by adding the value of all its securities, cash and other assets allocable to each respective class of Shares and dividing by the respective total number of outstanding Shares of each class. The net asset value per Share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

         Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

                             PERFORMANCE INFORMATION

         MONEY MARKET PORTFOLIO YIELD. Each Money Market Portfolio's current and effective yields for Service, Investor A, Inevstor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.

         The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1995 was as follows:


                                                            TAX-EQUIVALENT YIELD
                                                             (ASSUMES A FEDERAL
                                                EFFECTIVE          INCOME
PORTFOLIO                               YIELD     YIELD       TAX RATE OF 28%)
---------                               -----     -----       ----------------
Money Market
     Service Shares                       %         %                %
     Investor A Shares
     Institutional Shares
     Investor B Shares

Municipal Money Market
     Service Shares                                                  %
     Investor A Shares
     Institutional Shares

U.S. Treasury Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Ohio Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Pennsylvania Municipal Money
Market
     Service Shares
     Investor A Shares
     Institutional Shares

                                                            TAX-EQUIVALENT YIELD
                                                             (ASSUMES A FEDERAL
                                                EFFECTIVE          INCOME
PORTFOLIO                               YIELD     YIELD       TAX RATE OF 28%)
---------                               -----     -----       ----------------
North Carolina Municipal
Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Virginia Municipal Money
Market
     Service Shares
     Investor A Shares
     Institutional Shares

New Jersey Municipal Money
Market
         Service Shares
         Investor A Shares

The Investor C Class had not commenced operations as of September 30, 1995.

         The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

         From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT, a widely-recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

         TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements or in communications to shareholders, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that

                                       -95

Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:


                                 T = [ ((ERV/P)(1/n power))  - 1]


                  Where:         T =     average annual total return.

                               ERV =     ending redeemable value at the end
                                         of the period covered by the
                                         computation of a hypothetical $1,000
                                         payment made at the beginning of the
                                         period.

                                 P =     hypothetical initial payment of $1,000.

                                 n =     period covered by the computation,
                                         expressed in terms of years.

         In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

         Based on the foregoing calculation, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 1995 were as follows:

                                                                    AVERAGE ANNUAL TOTAL RETURN

                                                                             FOR THE 5                 SINCE
                                                  FOR THE YEAR               YEARS ENDED               COMMENCEMENT
PORTFOLIO                                         ENDED 9/30/95              9/30/95                   OF OPERATIONS
---------                                         -------------              -----------               -------------

Managed Income
   Service Shares(1)
   Investor A Shares(2)
   Institutional Shares(3)
   Investor B Shares(4)

Tax-Free Income
   Service Shares(1)
   Investor A Shares(5)
   Institutional Shares(6)
   Investor B Shares(7)

Intermediate Government
   Service Shares(1)
   Investor A Shares(8)
   Institutional Shares(9)
   Investor B Shares(10)

Ohio Tax-Free Income
   Service Shares(1)
   Investor A Shares(11)
   Institutional Shares(11)
   Investor B Shares(12)

Pennsylvania Tax-Free Income
   Service Shares(1)
   Investor A Shares(11)
   Institutional Shares(11)
   Investor B Shares(13)

Short Government Bond
   Service Shares(14)
   Investor A Shares(15)
   Institutional Shares(14)
   Investor B Shares(16)

Intermediate Bond Service Shares(17)
   Investor A Shares(18)
   Institutional Shares(19)
   Investor B Shares(20)

Government Income
   Service Shares
   Investor A Shares(21)
   Institutional Shares
   Investor B Shares(22)

Value Equity
   Service Shares(1)
   Investor A Shares(23)
   Institutional Shares(24)
   Investor B Shares(25)

Growth Equity Service Shares(26)
   Investor A Shares(27)
   Institutional Shares(3)
   Investor B Shares(28)

Small Cap Growth Equity
   Service Shares(29)
   Investor A Shares(29)
   Institutional Shares(30)
   Investor B Shares(31)

Core Equity Service Shares(29)
   Investor A Shares(32)
   Institutional Shares(33)
   Investor B Shares(34)

[](35)
   Service Shares(1)
   Investor A Shares(36)
   Institutional Shares(9)
   Investor B Shares(37)

Small Cap Value Equity
   Service Shares(1)
   Investor A Shares(36)
   Institutional Shares(38)
   Investor B Shares(39)

International Equity
   Service Shares(1)
   Investor A Shares(36)
   Institutional Shares(40)
   Investor B Shares(41)

International Emerging
Markets
   Service Shares(42)
   Investor A Shares(42)
   Institutional Shares(42)
   Investor B Shares(43)

Balanced
   Service Shares(1)
   Investor A Shares(44)
   Institutional Shares(45)
   Investor B Shares(46)

International Bond
   Service Shares
   Investor A Shares
   Institutional Shares
   Investor B Shares

-------------------------------------
         (1)      Commenced operations on July 29, 1993.
         (2)      Commenced operations on February 5, 1992.
         (3)      Commenced operations on November 1, 1989.
         (4)      [Class had not commenced operations at September 30, 1995.]
         (5)      Commenced operations on May 14, 1990.
         (6)      Commenced operations on January 21, 1993.
         (7)      [Class had not commenced operations at September 30, 1995.]
         (8)      Commenced operations on May 11, 1992.
         (9)      Commenced operations on April 20, 1992.
         (10)     [Class had not commenced operations at September 30, 1995.]
         (11)     Commenced operations on December 1, 1992.
         (12)     Commenced operations on October 13, 1994.
         (13)     Commenced operations on October 3, 1994.

         (14)     Commenced operations on September 1, 1993.
         (15)     Commenced operations on November 17, 1993.
         (16)     [Class had not commenced operations at September 30, 1995.]
         (17)     Commenced operations on September 23, 1993.
         (18)     Commenced operations on May 20, 1994.
         (19)     Commenced operations on September 17, 1993.
         (20)     [Class had not commenced operations at September 30, 1995.]
         (21)     Commenced operations on October 4, 1994.
         (22)     Commenced operations on October 3, 1994.
         (23)     Commenced operations on May 2, 1992.
         (24)     Commenced operations on May 20, 1992.
         (25)     [Class had not commenced operations at September 30, 1995.]
         (26)     Commenced operations on July 28, 1993.
         (27)     Commenced operations on March 14, 1992.
         (28)     [Class had not commenced operations at September 30, 1995.]
         (29)     Commenced operations on September 15, 1993.
         (30)     Commenced operations on September 14, 1993.
         (31)     [Class had not commenced operations at September 30, 1995.]
         (32)     Commenced operations on October 13, 1993.
         (33)     Commenced operations on September 13, 1993.
         (34)     [Class had not commenced operations at September 30, 1995.]
         (35) Reflects total returns prior to investing all of its assets in the Index Master Portfolio.
         (36)     Commenced operations on June 2, 1992.
         (37)     [Class had not commenced operations at September 30, 1995.]
         (38)     Commenced operations on April 13, 1992.
         (39)     Commenced operations on October 3, 1994.
         (40)     Commenced operations on April 27, 1992.
         (41)     Commenced operations on October 3, 1994.
         (42)     Commenced operations on June 17, 1994.
         (43)     [Class had not commenced operations at September 30, 1995.]
         (44)     Commenced operations on May 14, 1990.
         (45)     Commenced operations on May 1, 1992.
         (46)     Commenced operations on October 3, 1994.


         The predecessor portfolio to the New Jersey Tax-Free Income Portfolio offered and sold only one class of shares. Based on the foregoing calculation, the average annual total return for the predecessor portfolio to the New Jersey Tax-Free Income Portfolio for periods ended February 28, 1995 were as follows:





                                             AVERAGE ANNUAL TOTAL RETURN
                                     -------------------------------------------
                                     FOR THE     FOR THE 5
                                       YEAR        YEARS
                                      ENDED        ENDED      SINCE COMMENCEMENT
PORTFOLIO                            2/28/95      2/28/95      OF OPERATIONS(1)
---------                            -------      -------     ------------------
Predecessor Portfolio to the         (2.31)%        N/A             6.47%
New Jersey Tax-Free Income
Portfolio(1)

         (1)      Commenced operations on July 1, 1991.

         The predecessor portfolio to the Core Bond Portfolio also offered and sold only one class of shares. Based on the foregoing calculation, the average annual total return for the Predecessor Portfolio for periods ended June 30, 1995 were as follows:

                                              AVERAGE ANNUAL TOTAL RETURN
                                       -----------------------------------------
                                       FOR THE    FOR THE 5
                                        YEAR        YEARS
                                        ENDED       ENDED     SINCE COMMENCEMENT
PORTFOLIO                              6/30/95     6/30/95       OF OPERATIONS
---------                              -------    ---------   ------------------
Predecessor Portfolio(1) to the         12.44%        N/A             7.17%
Core Bond Portfolio

         (1)      Commenced operations on December 9, 1992.

         Each class of the Non-Money Market Portfolios may also from time to time include in advertisements and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio does not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end, deferred sales charges or both, respectively, charged to purchasers of Investor A, Investor B and Investor C Shares, respectively. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose the maximum applicable sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

         NON-MONEY MARKET PORTFOLIO YIELD. The Balanced, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income,
Pennsylvania Tax-Free Income, Short Government Bond, Intermediate
Bond, Government Income and International Bond Portfolios may advertise their yields on their Service, Investor A, Investor B,

Investor C and Institutional Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C and Institutional Shares must calculate yield using the following formula:


                  YIELD = 2[ ( ( (a-b)/cd +1 )(6th power) )  - 1]


                  Where:    a =     dividends and interest earned during  the
                                    period.

                            b = expenses accrued for the period (net of reimbursements).

                            c =     the average daily number of shares
                                    outstanding during the period that
                                    were entitled to receive dividends.

                            d = the maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently 4.50% of the per share offering price.

         Each of the Tax-Free Income, Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may advertise the tax-equivalent yield for its shares of a specified class. Under the rules of the SEC, such a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

         The annualized yield information for the 30-day period ended September 30, 1995 for the Portfolios referenced below was as follows:


                                                    TAX-EQUIVALENT YIELD
                                                 (ASSUMES A FEDERAL INCOME
PORTFOLIO                             YIELD           TAX RATE OF 28%)
---------                             -----      -------------------------

Managed Income
     Service Shares                                          %
     Investor A Shares
     Institutional Shares
     Investor B Shares

Tax-Free Income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Intermediate Government
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Ohio Tax-Free income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Pennsylvania Tax-Free Income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Short Government Bond
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Intermediate Bond
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Government Income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares


The Investor C Class had not commenced operations as of September 30, 1995.

         The annualized yield information for the 30-day period ended February 28, 1995 for the predecessor portfolio to the New Jersey Tax-Free Income Portfolio was as follows:


                                                    TAX-EQUIVALENT YIELD
                                                 (ASSUMES A FEDERAL INCOME
PORTFOLIO                             YIELD           TAX RATE OF 28%)
---------                             -----      -------------------------

Predecessor                           4.40%                7.29%
Portfolio to the New
Jersey Tax-Free
Income Portfolio

         The annualized yield information for the 30-day period ended June 30, 1995 for the predecessor portfolio to the Core Bond Portfolio was as follows:

PORTFOLIO                           YIELD
---------                           -----
Predecessor Portfolio to            6.63%
the Core Bond Portfolio


         OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-free investing. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

         The Money and Non-Money Market Municipal Portfolios may illustrate in advertising or sales literature the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5 and 6 show Pennsylvania, Ohio, North Carolina, Virginia and New Jersey shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market Portfolio, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown.

TABLE 1

                                        Federal                         TAX-EXEMPT YIELD
            1995 Taxable                Marginal
           Income Bracket               Tax Rate*    3.0%      3.5%      4.0%      4.5%      5.0%      5.5%      6.0%
------------------------------------------------------------------------------------------------------------------------


Single Return      Joint Return
$     0 - $23,350   $     0 - $39,000     15.0%     3.529%    4.118%    4.706%    5.294%    5.882%    6.471%    7.059%
$23,351 - $56,550   $39,001 - $94,250     28.0%     4.167%    4.861%    5.556%    6.250%    6.944%    7.639%    8.333%
$56,551 -$117,950   $94,251 -$143,600     31.0%     4.348%    5.072%    5.797%    6.522%    7.246%    7.971%    8.696%
$117,951-$256,500   $143,601-$256,500     36.0%     4.688%    5.469%    6.250%    7.031%    7.812%    8.594%    9.375%
    Over $256,500       Over $256,500     39.6%     4.967%    5.795%    6.623%    7.450%    8.278%    9.106%    9.934%


*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of a threshold amount of approximately $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is estimated to be from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 2

                                           Approx.
                                           Combined
                                           Federal
                                           and PA                        TAX-EXEMPT YIELD
              1995 Federal                 Marginal
         Taxable Income Bracket            Tax Rate*     3.0%     3.5%     4.0%     4.5%     5.0%     5.5%      6.0%
------------------------------------------------------------------------------------------------------------------------
Single Return          Joint Return
$     0 - $ 23,350   $      0 - $39,000     17.380%     3.631%   4.236%   4.841%   5.447%   6.052%   6.657%    7.262%
$23,351 - $ 56,550   $ 39,001 - $94,250     30.016%     4.287%   5.001%   5.716%   6.430%   7.144%   7.859%    8.573%
$56,551 - $117,950   $ 94,251 -$143,600     32.932%     4.473%   5.219%   5.964%   6.710%   7.455%   8.201%    8.946%
$117,951- $256,500   $143,601 -$256,500     37.792%     4.823%   5.626%   6.430%   7.234%   8.038%   8.841%    9.645%
     Over $256,500        Over $256,500     41.291%     5.110%   5.962%   6.813%   7.665%   8.517%   9.368%   10.220%


*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of a threshold amount of approximately $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is estimated to be from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 3

                             Weighted     Approximate
                   Federal   Ave.Ohio     Combined Federal                               Tax-Exempt Yield
     1995          Marginal  Marginal     and Ohio
Income Bracket*    Tax Rate  Tax Rate*    Marginal Tax Rate*    3.0%     3.5%     4.0%     4.5%     5.0%     5.5%      6.0%
--------------     --------  --------     -----------------     ----    -----    -----    ------   ------   -----     -----

Single Return                                                              Taxable Yield - Single Return
-------------

      0 -  23,350    15.0%    2.549%          17.166%          3.622%   4.225%   4.829%   5.433%   6.036%   6.640%    7.243%
 23,351 -  56,550    28.0%    4.828%          31.476%          4.378%   5.108%   5.837%   6.567%   7.297%   8.026%    8.756%
 56,551 - 100,000    31.0%    5.543%          34.824%          4.603%   5.370%   6.137%   6.904%   7.672%   8.439%    9.206%
100,001 - 117,950    31.0%    6.900%          35.761%          4.670%   5.448%   6.227%   7.005%   7.783%   8.562%    9.340%
117,951 - 200,000    36.0%    6.900%          40.416%          5.035%   5.874%   6.713%   7.552%   8.392%   9.231%   10.070%
200,001 - 256,500    36.0%    7.500%          40.800%          5.068%   5.912%   6.757%   7.601%   8.446%   9.291%   10.135%
     Over 256,500    39.6%    7.500%          44.130%          5.370%   6.265%   7.159%   8.054%   8.949%   9.844%   10.739%



Joint Return                                                               Taxable Yield - Joint Return
------------

      0 -  39,000    15.0%    2.711%          17.304%          3.628%   4.232%   4.837%   5.442%   6.046%   6.651%    7.255%
 39,001 -  94,250    28.0%    4.881%          31.514%          4.380%   5.111%   5.841%   6.571%   7.301%   8.031%    8.761%
 94,251 - 100,000    31.0%    5.646%          34.896%          4.608%   5.376%   6.144%   6.912%   7.680%   8.448%    9.216%
100,001 - 143,600    31.0%    6.555%          35.523%          4.653%   5.428%   6.204%   6.979%   7.755%   8.530%    9.306%
143,601 - 200,000    36.0%    6.555%          40.195%          5.016%   5.852%   6.688%   7.524%   8.361%   9.197%   10.033%
200,001 - 219,900    36.0%    7.125%          40.560%          5.047%   5.888%   6.729%   7.571%   8.412%   9.253%   10.094%
219,901 - 256,500    36.0%    7.500%          40.800%          5.068%   5.912%   6.757%   7.601%   8.446%   9.291%   10.135%
     Over 256,500    39.6%    7.500%          44.130%          5.370%   6.265%   7.159%   8.054%   8.949%   9.844%   10.739%


*The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. In arriving at the combined marginal tax rate, a weighted average of Ohio's marginal tax rate was used within each Federal taxable income bracket up to $100,000, at which point Ohio's actual 6.9% marginal rate was applied up to taxable income of $200,000, at which point Ohio's top actual marginal rate of 7.5% was applied. The Ohio joint filing credit has been taken into account in determining the marginal tax rate for the taxable yield on joint returns up to the maximum credit amount allowed. However, no other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1994, taxpayers with adjusted gross income in excess of a $111,800 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the $111,800 threshold or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1994 is from $111,800 to $234,301 and for married taxpayers filing a joint return the range is from $167,700 to $290,201. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1994.

TABLE 4

                                                         Combined
                                                         Federal
           1995 Taxable                        North     and North
          Income Bracket             Federal   Carolina  Carolina                      Tax-Exempt Yield
                                     Marginal  Marginal  Marginal
Single Return      Joint Return      Tax Rate  Tax Rate  Tax Rate*     3.0%     3.5%     4.0%     4.5%     5.0%     5.5%      6.0%
-------------      ------------      --------  --------  ---------    -----    -----    -----    -----    -----    -----    ------

      0 -  12,750        0 - 21,250    15.0%     6.00%    20.100%    3.755%   4.380%   5.006%   5.632%   6.258%   6.884%    7.509%
 12,751 -  23,350   21,251 - 39,000    15.0%     7.00%    20.950%    3.795%   4.428%   5.060%   5.693%   6.325%   6.958%    7.590%
 23,351 -  56,550   39,001 - 94,250    28.0%     7.00%    33.040%    4.480%   5.227%   5.974%   6.720%   7.467%   8.214%    8.961%
 56,551 -  60,000   94,251 -100,000    31.0%     7.00%    35.830%    4.675%   5.454%   6.233%   7.013%   7.792%   8.571%    9.350%
 60,001 - 117,950  100,001 -143,600    31.0%     7.75%    36.348%    4.713%   5.499%   6.284%   7.070%   7.855%   8.641%    9.426%
117,951 - 256,500  143,601- 256,500    36.0%     7.75%    40.960%    5.081%   5.928%   6.775%   7.622%   8.469%   9.316%   10.163%
     Over 256,500      Over 256,500    39.6%     7.75%    44.281%    5.384%   6.282%   7.179%   8.076%   8.974%   9.871%   10.768%



*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201, and for married taxpayers filing a joint return the range is from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 5


           1995 Taxable                                   Combined Federal
          Income Bracket              Federal   Virginia    and Virginia                     Tax-Exempt Yield
                                      Marginal  Marginal     Marginal
Single Return      Joint Return       Tax Rate  Tax Rate     Tax Rate*         3.0%    3.5%    4.0%    4.5%    5.0%    5.5%     6.0%
-------------      ------------       --------  --------  ----------------     ----    ----    ----    ----    ----    ----     ----

      0 -  22,750         0 - 38,000   15.0%      5.75%       19.888%        3.745%  4.369%  4.993%  5.617%  6.241%  6.865%   7.489%
 22,751 -  55,100    38,001 - 91,850   28.0%      5.75%       32.140%        4.421%  5.158%  5.894%  6.631%  7.368%  8.105%   8.842%
 55,101 - 115,000   91,851 - 140,000   31.0%      5.75%       34.968%        4.613%  5.382%  6.151%  6.920%  7.688%  8.457%   9.226%
115,001 - 250,000  140,001 - 250,000   36.0%      5.75%       39.680%        4.973%  5.802%  6.631%  7.460%  8.289%  9.118%   9.947%
     OVER 250,000       OVER 250,000   39.6%      5.75%       43.073%        5.270%  6.148%  7.027%  7.905%  8.783%  9.661%  10.540%


*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 6

                                          Approximate
                    Federal     NJ      Combined Federal                    Tax-Exempt Yield
 1995 Taxable      Marginal  Marginal        and NJ
Income Bracket*    Tax Rate  Tax Rate  Marginal Tax Rate    3.0%    3.5%    4.0%    4.5%    5.0%    5.5%     6.0%     6.5%     7.0%
---------------    --------  --------  -----------------    ----    ----    ----   -----    ----    ----     ----     ----     ----
 Single Return                                                      Taxable Yield - Single Return
 -------------
       0 - 20,000    15.0%   1.700%         16.445%       3.590%  4.189%  4.787%  5.386%  5.984%  6.582%   7.181%   7.779%   8.378%

  20,001 - 23,350    15.0%   2.125%         16.806%       3.606%  4.207%  4.808%  5.409%  6.010%  6.611%   7.212%   7.813%   8.414%

  23,251 - 35,000    28.0%   2.125%         29.530%       4.257%  4.967%  5.676%  6.386%  7.095%  7.805%   8.514%   9.224%   9.933%

  35,001 - 40,000    28.0%   4.250%         31.060%       4.352%  5.077%  5.802%  6.527%  7.253%  7.978%   8.703%   9.428%  10.154%

  40,001 - 56,550    28.0%   6.013%         32.329%       4.433%  5.172%  5.911%  6.650%  7.389%  8.128%   8.866%   9.605%  10.344%

  56,551 - 75,000    31.0%   6.013%         35.149%       4.626%  5.397%  6.168%  6.939%  7.710%  8.481%   9.252%  10.023%  10.794%

 75,001 - 117,950    31.0%   6.580%         35.540%       4.654%  5.430%  6.205%  6.981%  7.757%  8.532%   9.308%  10.084   10.859%

117,951 - 256,500    36.0%   6.580%         40.211%       5.018%  5.854%  6.690%  7.526%  8.363%  9.199%  10.035%  10.872%  11.708%

     OVER 256,500    39.6%   6.580%         43.574%       5.317%  6.203%  7.089%  7.975%  8.861%  9.747%  10.633%  11.520%  12.406%



 Joint Return                                                       Taxable Yield - Joint Return
 ------------

       0 - 20,000    15.0%   1.700%         16.445%       3.590%  4.189%  4.787%  5.386%  5.984%  6.582%   7.181%   7.779%   8.378%

  20,001 - 39,000    15.0%   2.125%         16.806%       3.606%  4.207%  4.808%  5.409%  6.010%  6.611%   7.212%   7.813%   8.414%

  39,001 - 50,000    28.0%   2.125%         29.530%       4.257%  4.967%  5.676%  6.386%  7.095%  7.805%   8.514%   9.224%   9.933%

  50,001 - 70,000    28.0%   2.975%         30.142%       4.294%  5.010%  5.726%  6.442%  7.157%  7.873%   8.589%   9.305%  10.020%

  70,001 - 80,000    28.0%   4.250%         31.060%       4.352%  5.077%  5.802%  6.527%  7.253%  7.978%   8.703%   9.428%  10.154%

  80,001 - 94,250    28.0%   6.013%         32.329%       4.433%  5.172%  5.911%  6.650%  7.389%  8.128%   8.866%   9.605%  10.344%

 94,251 - 143,600    31.0%   6.013%         35.149%       4.626%  5.397%  6.168%  6.939%  7.710%  8.481%   9.252%  10.023%  10.794%

143,601 - 150,000    36.0%   6.013%         39.848%       4.987%  5.819%  6.650%  7.481%  8.312%  9.144%   9.975%  10.806   11.637%

150,001 - 256,500    36.0%   6.580%         40.211%       5.018%  5.854%  6.690%  7.526%  8.363%  9.199%  10.035%  10.872%  11.708%

     OVER 256,500    39.6%   6.580%         43.574%       5.317%  6.203%  7.089%  7.975%  8.861%  9.747%  10.633%  11.520%  12.406%

* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201, and for married taxpayers filing a joint return the range is from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

         MISCELLANEOUS. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Authorized Dealers, Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

         The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                      TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio will be deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income apply to the Index Master Portfolio.

         Each Portfolio has elected and qualified, and intends to continue to qualify, for taxation as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including foreign currencies or options, futures or forward contracts on foreign currencies but only to the extent that such currencies or options, futures or forward contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to a Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

         Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related person" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In addition, exempt interest dividends paid to corporate taxpayers may in these two circumstances be subject to tax under the environmental tax under Section 59A of the Code, which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporate taxpayer over $2 million for taxable years beginning before January 1996. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

         If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

         The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers intangibles tax, the Fund timely files the annual report required by
Section 5733.09 of the Ohio Revised Code. Distributions with respect to the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio if, and to the same extent as, such interest would not have been subject to such taxes if paid in the normal course by the issuer of such defaulted Obligations.

         An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their North Carolina tax situation in general.

         Distributions of investment company taxable income will be taxable (other than interest on tax-exempt Municipal Obligations held by the Money Market and Non-Money Market Municipal Portfolios and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money Market and Non-Money Market Municipal Portfolios may each purchase securities that do not bear Tax-Exempt Interest. Any income on such securities recognized by such a Portfolio will be distributed and will be taxable to its shareholders.

         Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

         In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

         Ordinary income of individuals will be taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%, but at marginal rates of 39% for taxable income between $100,000 and $335,000 and 38% for taxable income between $15,000,000 and 18,333,333.

         Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. For shareholders of the Non-Money Market Portfolios, any loss incurred on sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt-interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

         Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

         Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity, International Emerging Markets and International Bond Portfolios and certain transactions of the other Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity, International Emerging Markets and International Bond Portfolios may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         In addition, certain forward foreign currency contracts held by a Portfolio at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity, International Emerging Markets and International Bond Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

         If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue

Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

         The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.

                    ADDITIONAL INFORMATION CONCERNING SHARES

         Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                  MISCELLANEOUS

         COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

         INDEPENDENT ACCOUNTANTS.  ___________________________________________,
serves as the Fund's and the Trust's independent accountants.

         FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on ___________, 1995 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

[NEED UPDATED INFORMATION]

         On ____________, 1995, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

         BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PAMG, PIMC, BlackRock, PCM, PEAC, PNC Bank and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         PAMG, PIMC, BlackRock, PCM, PEAC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Investor Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Investor Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

         SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                              FINANCIAL STATEMENTS

         The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1995 (the "1995 Annual Report") and its Semi-Annual Report to Shareholders dated March 31, 1995 (the "1995 Semi-Annual Report") are _________________________ in this Statement of Additional Information. The financial statements and notes thereto in the 1995 Annual Report and the 1995 SemiAnnual Report are ____________ in this Statement of Additional Information by reference. The financial statements included in the 1995 Annual Report have been audited by the Fund's independent accountants, _________________________, whose reports thereon are ________________________________. Such financial statements have been ___________________ in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 1995 Annual Report and the 1995 Semi-Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

         With respect to the Master Portfolio, the financial statements and notes thereto included in the Trust's Annual Report with respect to the Master Portfolio for the fiscal year ended November 30, 1995 (the "1995 Master Portfolio Annual Report") and the financial statements and notes thereto included in its Semi-Annual Report with respect to the Master Portfolio dated May 31, 1995 (the "1995 Master Portfolio Semi-Annual Report") are _________________________ in this Statement of Additional Information. The financial statements and notes thereto in the 1995 Master Portfolio Annual Report have been audited by the Trust's independent accountants, _________________________, whose reports thereon are ____________
___________________. Such financial statements have been ___________________ in reliance upon such reports given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                  "B" - Issue has only a speculative capacity for timely payment.

                  "C" - Issue has a doubtful capacity for payment.

                  "D" - Issue is in payment default.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuer does not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.


                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                  "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                  "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                  "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                THE PNC(R) FUND
                  (TO BE RENAMED THE COMPASS CAPITAL FUNDS(R))
                                     PART C
                               OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

             (a)    Financial Statements:

                    To be filed by Amendment.

             (b)    Exhibits:

                    (1)    (a)    Declaration of Trust of the Registrant dated
                                  December 22, 1988 is incorporated herein by reference to Exhibit (1) of Registrant's
                                  Registration Statement on Form N-1A filed on
                                  December 23, 1988.

                           (b) Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit
                                  (1)(b) of Pre-Effective Amendment No. 2 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on May 11, 1989.

                           (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                    (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit
                                  (2) of Form N-1A, filed on December 23, 1988.

                    (3)           None.

                    (4)    (a)    Specimen Copies of Share Certificates for
                                  Shares of beneficial interest in Class A-1, Class A-2, Class A-3, Class B-1, Class B-2,
                                  Class B-3, Class C-1, Class C-2, Class C-3,
                                  Class D-1, Class D-2, Class D-3, Class E-1,
                                  Class E-2, Class E-3, Class F-1, Class F-2,
                                  Class F-3, Class G-1, Class G-2, Class G-3,
                                  Class H-1, Class H-2, Class H-3, Class I-1,
                                  Class I-2, Class I-3, Class J-1,

                                  Class J-2, Class J-3, Class K-1, Class K-2,
                                  Class K-3, Class L-1, Class L-2, Class L-3,
                                  Class M-1, Class M-2, Class M-3, Class N-1,
                                  Class N-2, Class N-3, Class O-1, Class O-2,
                                  Class O-3, Class P-1, Class P-2, Class P-3 of the Registrant are incorporated herein by reference to Exhibit 4 of Post- Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed on May 8, 1992.

                           (b) Form of Share Certificates for Shares of beneficial interest in Class Q-1, Class Q-2, Class Q-3, Class R-1, Class R-2, Class R-3, Class S-1, Class S-2, Class S-3, Class T-1, Class T-2, Class T-3, Class U-1, Class U-2, Class U-3 of the Registrant are incorporated herein by reference to Exhibit 4(b) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed on January 22, 1993.

                           (c) Form of Share Certificates for Shares of beneficial interest in Class V-1, Class V-2, Class V-3, Class W-1, Class W-2, Class W-3, Class X-1, Class X-2, Class X-3, Class Y-1, Class Y-2 and Class Y-3 of the Registrant is incorporated herein by reference to Exhibit
                                  (4)(c) of Post-Effective Amendment No. 10 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (d) Form of Share Certificates for Shares of beneficial interest in Class Z-1, Class Z-2 and Class Z-3 of the Registrant is incorporated herein by reference to Exhibit
                                  (4)(d) of Post-Effective Amendment No. 15 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on May 11, 1995.

                           (e) Form of Share Certificates for Shares of beneficial interest in Class AA-1, Class AA-2, Class AA-3; Class AA-4; Class BB-1, Class BB-2, Class BB-3 and Class BB-4; and Class CC-1, Class CC-2, Class CC-3 and Class CC-4 is incorporated herein by reference to Exhibit (4)(e) of Post-Effective Amendment No. 18 to

                                  Registrant's Registration Statement on Form
                                  N-1A filed on October 12, 1995.

                    (5)    (a)    Investment Advisory Agreement between
                                  Registrant and PNC Institutional Management
                                  Corporation with respect to the Money Market, Government Money Market, Municipal Money
                                  Market, Managed Income, Growth Equity,
                                  International Equity and Balanced Portfolios is incorporated herein by reference to
                                  Exhibit 5(a) of Post-Effective Amendment No.
                                  1 to Registrant's Registration Statement on
                                  Form N-1A filed on December 29, 1989.

                           (b) Letter Agreement between Registrant and PNC Institutional Management Corporation relating to advisory services for the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on April 30, 1990.

                           (c)    Sub-Advisory Agreement between PNC
                                  Institutional Management Corporation and PNC
                                  Bank, National Association with respect to the Money Market Portfolio and Government Money Market Portfolio is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                           (d)    Sub-Advisory Agreement between PNC
                                  Institutional Management Corporation and PNC
                                  Bank, National Association with respect to the Balanced and Tax-Free Income Portfolios is incorporated herein by reference to
                                  Exhibit 5(d) of Post-Effective Amendment No.
                                  2 to Registrant's Registration Statement on
                                  Form N-1A filed on April 30, 1990.

                           (e) Sub-Advisory Agreement dated April 20, 1992 between PNC Institutional Management Corporation and Provident Capital Management, Inc. with respect to the International Equity Portfolio is incorporated herein by reference to Exhibit
                                  (5)(f) of Post-Effective Amendment No. 10 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (f) Investment Advisory Agreement dated February 3, 1992 between Registrant and PNC Institutional Management Corporation relating to the Intermediate Government, Value Equity, Small Cap Value Equity, Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Municipal Money Market and Ohio Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(g) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                           (g) Investment Advisory Agreement dated December 17, 1993 between the Registrant and PNC Institutional Management Corporation relating to the Virginia Municipal Money Market, Government Income, International Fixed Income and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(h) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                           (h) Sub-Advisory Agreement dated February 3, 1992 between PNC Institutional Management Corporation and PNC Bank, National Association with respect to the Ohio Municipal Money Market Portfolio is incorporated herein by reference to Exhibit
                                  (5)(h) of Post-Effective Amendment No. 10 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (i) Sub-Advisory Agreement dated February 3, 1992 between PNC Institutional Management Corporation and PNC Bank, National Association with respect to the Pennsylvania Municipal Money Market Portfolio is incorporated herein by reference to Exhibit
                                  (5)(i) of Post-Effective Amendment No. 10 to

                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (j) Sub-Advisory Agreement dated February 3, 1992 between PNC Institutional Management Corporation and Provident Capital Management, Inc. with respect to the Value Equity Portfolio is incorporated herein by reference to Exhibit (5)(m) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                           (k) Sub-Advisory Agreement dated February 3, 1992 between PNC Institutional Management Corporation and Provident Capital Management, Inc. with respect to the Small Cap Value Equity Portfolio is incorporated herein by reference to Exhibit (5)(n) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                           (l) Investment Advisory Agreement dated March 1, 1993 between Registrant and PNC Institutional Management Corporation relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit
                                  (5)(p) of Post-Effective Amendment No. 10 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (m) Sub-Advisory Agreement dated March 1, 1993 between PNC Institutional Management Corporation and PNC Bank, National Association relating to the North Carolina Municipal Money Market Portfolio is incorporated herein by reference to Exhibit
                                  (5)(r) of Post-Effective Amendment No. 10 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (n) Sub-Advisory Agreement dated September 10, 1993 between PNC Institutional Management Corporation and

                                  PNC Bank, National Association relating to the Municipal Money Market Portfolio is incorporated herein by reference to Exhibit
                                  (5)(s) of Post-Effective Amendment No. 10 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (o) Sub-Advisory Agreement dated December 17, 1993 between PNC Institutional Management Corporation and PNC Bank, National Association with respect to the Virginia Municipal Money Market Portfolio is incorporated herein by reference to Exhibit
                                  (5)(x) of Post-Effective Amendment No. 12 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on July 8, 1994.

                           (p) Sub-Advisory Agreement dated December 17, 1993 between PNC Institutional Management Corporation and Provident Capital Management, Inc. with respect to the International Fixed Income Portfolio is incorporated herein by reference to Exhibit (5)(z) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                           (q) Sub-Advisory Agreement dated December 17, 1993 between PNC Institutional Management Corporation and Provident Capital Management, Inc. with respect to the International Emerging Markets Portfolio is incorporated herein by reference to Exhibit (5)(aa) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                           (r) Form of Investment Advisory Agreement between the Registrant and PNC Institutional Management Corporation relating to the New Jersey Municipal Money Market Portfolio is incorporated herein by reference to Exhibit
                                  (5)(r) of Post-Effective Amendment No. 15 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on May 11, 1995.

                           (s) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and PNC Bank, National Association with respect to the New Jersey Municipal Money Market Portfolio is incorporated herein by reference to Exhibit (5)(s) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (t) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and PNC Equity Advisors Company with respect to the Core Equity Portfolio is incorporated herein by reference to Exhibit (5)(t) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (u) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and PNC Equity Advisors Company with respect to the Growth Equity Portfolio is incorporated herein by reference to Exhibit (5)(u) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (v) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and PNC Equity Advisors Company with respect to the Small Cap Growth Equity Portfolio is incorporated herein by reference to Exhibit
                                  (5)(v) of Post-Effective Amendment No. 15 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on May 11, 1995.

                           (w) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and BlackRock Financial Management, Inc. with respect to the Managed Income Portfolio is incorporated herein by reference to Exhibit
                                  (5)(x) of Post-Effective Amendment No. 15 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on May 11, 1995.

                           (x) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and BlackRock Financial Management, Inc. with respect to the Intermediate Government Portfolio is incorporated herein by reference to Exhibit (5)(y) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (y) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and BlackRock Financial Management, Inc. with respect to the Ohio Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(z) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (z) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and BlackRock Financial Management, Inc. with respect to the Pennsylvania Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(aa) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (aa) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and BlackRock Financial Management, Inc. with respect to the Short-Term Bond Portfolio is incorporated herein by reference to Exhibit
                                  (5)(bb) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (bb) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and BlackRock Financial Management, Inc. with respect to the Intermediate-Term Bond Portfolio is incorporated herein by reference to Exhibit (5)(cc) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (cc) Form of Sub-Advisory Agreement between PNC Institutional Management Corporation and BlackRock Financial Management, Inc. with respect to the Government Income

                                  Portfolio is incorporated herein by reference to Exhibit (5)(dd) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (dd)   Sub-Advisory Agreement between PNC
                                  Institutional Management Corporation and
                                  BlackRock Financial Management, Inc. with respect to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit
                                  (5)(dd) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed on October 12, 1995.

                           (ee) Form of Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit
                                  (5)(ee) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed on October 12, 1995.

                           (ff) Form of Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(ff) of Post-Effective Amendment No. 18 to Registrants' Registration Statement on Form N-1A filed on October 12, 1995.

                           (gg) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc./ Provident Capital Management, Inc./ PNC Equity Advisors Company/ and PNC Institutional Management Corporation is incorporated herein by reference to Exhibit (5)(gg) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A filed October 12, 1995.

                           (hh) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Morgan Grenfell Investment Services,

                                  Ltd. with respect to the International Fixed
                                  Income Portfolio is incorporated herein by reference to Exhibit (5)(hh) of
                                  Post-Effective Amendment No. 18 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on October 12, 1995.

                    (6)    (a)    Distribution Agreement between Registrant and
                                  Provident Distributors, Inc. dated January
                                  31, 1994 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment
                                  No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                           (b) Form of Appendix A to the Distribution Agreement between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6)(b) of Post-Effective Amendment No. 18 to Registrants Registration Statement on Form N-1A filed on October 12, 1995.

                           (c) Amendment No. 2 to the Distribution Agreement between Registrant and Provident Distributors, Inc. dated October 18, 1994 is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (7) Fund Office Retirement Profit-Sharing Plan and Related Adoption Agreement is incorporated herein by reference to Exhibit
                                  (7) of Post-Effective Amendment No. 15 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on May 11, 1995.

                    (8)    (a)    Custodian Agreement dated October 4, 1989
                                  between Registrant and PNC Bank, National
                                  Association is incorporated herein by
                                  reference to Exhibit 8(a) of Post-Effective
                                  Amendment No. 1 to Registrant's Registration
                                  Statement on Form N-1A filed on December 29,
                                  1989.

                           (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank,

                                  National Association is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                           (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                           (d) Form of Appendix B to Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit
                                  (8)(d) of Post-Effective Amendment No. 18 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on October 12, 1995.

                           (e) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit
                                  (8)(e) of Post-Effective Amendment No. 10 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (f) Global Sub-Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                           (g) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit
                                  (8)(f) of Post-Effective Amendment No. 14 to
                                  Registrant's

                                  Registration Statement on Form N-1A filed on
                                  January 18, 1995.

                           (h) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank dated November 21, 1989 is incorporated herein by reference to Exhibit
                                  (8)(g) of Post-Effective Amendment No. 14 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on January 18, 1995.

                           (i) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                           (j) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                           (k) Letter Agreement dated March 1, 1993 between Registrant and PNC Bank, National Association relating to custodian services with respect to the North Carolina Municipal Money Market, Short- Term Bond, Intermediate-Term Bond, Small Cap Growth Equity and Core Equity Portfolios is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (9)    (a)    Administration Agreement dated January 18,
                                  1993 among Registrant, PFPC Inc. and
                                  Provident Distributors, Inc. is
                                  incorporated herein by reference to Exhibit
                                  9(a) of Post-Effective Amendment No. 8 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on January 22, 1993.

                           (b)    Amendment No. 1 to the Administration
                                  Agreement dated January 18, 1993 among
                                  Registrant, PFPC Inc. and Provident
                                  Distributors, Inc. dated September 23, 1994 is incorporated herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                           (c) Form of Appendix A to the Administration Agreement among Registrant, PFPC Inc. and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (9)(c) of Post-Effective Amendment No. 18 to Registrants Registration Statement on Form N-1A filed on October 12, 1995.

                           (d)    Amendment No. 2 to the Administration
                                  Agreement dated January 18, 1993 among
                                  Registrant, PFPC Inc. and Provident
                                  Distributors, Inc. is incorporated herein by reference to Exhibit (9)(d) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                           (e) Form of Co-Administration Agreement among Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit
                                  (9)(e) of Post-Effective Amendment No. 18 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on October 12, 1995.

                           (f) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(e) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                           (g) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between

                                  Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

                           (h) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                           (i) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit
                                  (9)(e) of Post-Effective Amendment No. 10 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on November 10, 1993.

                           (j) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                           (k)    Form of Appendix C to Transfer Agency
                                  Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit
                                  (9)(k) of Post-Effective Amendment No. 18 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed on October 12, 1995.

                           (l) Amended and Restated Service Plan dated January 21, 1993 for Service Shares and Form of Servicing Agreement for Service Shares is incorporated herein by reference to Exhibit 9(f) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed on January 22, 1993.

                           (m) Series B Service Plan dated September 23, 1994 is incorporated herein by reference to
                                  Exhibit 9(1) of Post-Effective Amendment No.
                                  15 to Registrant's Registration Statement on
                                  Form N-1A filed on January 18, 1995.

                           (n)    Trademark License Agreement between
                                  Registrant and PNC Bank Corp. is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (10)          Opinion and Consent of Counsel.(1)

                    (11)   (a)    Consent of Independent Accountant to be filed
                                  by Amendment.

                           (b)    Consent of Drinker Biddle & Reath.

                    (12)          None.

                    (13)   (a)    Purchase Agreement between Registrant and
                                  Shearson Lehman Hutton Inc. ("Shearson") relating to Classes A-1, B-1, C-1, D-2, E-2,
                                  F-2 and G-2 is incorporated herein by
                                  reference to Exhibit 13(a) of Post-Effective
                                  Amendment No. 1 to Registrant's





--------------------------
1. Filed on October 7, 1994 under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

                                  Registration Statement on Form N-1A filed on
                                  December 29, 1989.

                           (b) Purchase Agreement between Registrant and Shearson relating to shares of Class H-2 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on April 30, 1990.

                           (c) Purchase Agreement between Registrant and Shearson relating to shares of Class I-1, Class I-2, Class J-1, Class J-2, Class K-2, Class L-2, Class M-2, Class N-2, Class O-2 and Class P-2 is incorporated herein by reference to Exhibit 13(c) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                           (d) Purchase Agreement between Registrant and Shearson relating to shares of Class D-1, Class E-1, Class F-1, Class G-1, Class H-1, Class K-1, Class L-1, Class M-1, Class N-1, Class O-1, Class P-1, Class A-2, Class B-2, Class C-2, Class I-2, Class J-2, Class A-3, Class B-3, Class C-3, Class D-3, Class E-3, Class F-3, Class G-3, Class H-3, Class I-3, Class J-3, Class K-3, Class L-3, Class M-3, Class N-3, Class O-3 and Class P-3 is incorporated herein by reference to Exhibit
                                  (13)(d) of Post- Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                           (e) Purchase Agreement between the Registrant and Pennsylvania Merchant Group Ltd relating to shares of Class Q-1, Class Q-2, Class Q-3, Class R-1, Class R-2, Class R-3, Class S-1, Class S-2, Class S-3, Class T-1, Class T-2, Class T-3, Class U-1, Class U-2 and Class U-3 is incorporated herein by reference to Exhibit (13)(e) of Post-Effective No. 10 to Registrant's Registration Statement on Form N-1A as filed on November 10, 1993.

                           (f) Purchase Agreement dated September 30, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class A-4, Class D-4, Class E-4, Class F-4, Class G-4, Class H-4, Class K-4, Class L-4, Class M-4, Class N-4, Class O-4, Class P-4, Class R-4, Class S-4, Class T-4, Class U-4, Class W-4, Class X-4, Class Y-4 is incorporated herein by reference to Exhibit
                                  (13)(f) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                           (g) Purchase Agreement dated February 1, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class V-1, Class V-2, Class V-3, Class W-1, Class W-2, Class W-3, Class X-1, Class X-2, Class X-3, Class Y-1, Class Y-2 and Class Y-3 is incorporated herein by reference to Exhibit (13)(g) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (h) Purchase Agreement dated August 1, 1995 between Registrant and Provident Distributors, Inc. relating to shares of Class Z-1, Class Z-2 and Class Z-3 is incorporated herein by reference to Exhibit
                                  (13)(h) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                           (i) Form of Purchase Agreement between Registrant and Provident Distributors, Inc. relating to shares of Class AA-1, Class AA-2, Class AA-3, Class AA-4; Class BB-1, Class BB-2, Class BB-3 and Class BB-4; and Class CC-1, Class CC-2, Class CC-3 and Class CC-4 is incorporated herein by reference to Exhibit
                                  (13)(i) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed on October 12, 1995.

                    (14)          None.

                    (15)   (a)    Amended and Restated Distribution and Service
                                  Plan dated January 21, 1993 and Form of
                                  Distribution and Servicing Agreement is
                                  incorporated herein by reference to Exhibit
                                  15(a) of Post-Effective Amendment No. 8 to
                                  Registrant's Registration Statement on Form
                                  N-1A filed January 22, 1993.

                           (b) Series B Distribution Plan dated September 23, 1994 is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed January 18, 1995.

                           (c) Form of Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor and Institutional Shares.

                    (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

                    (18) Plan Pursuant to 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit
                                  (18) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A filed on October 6, 1995.

Item 25.     Persons Controlled by or under Common Control with Registrant

             Registrant is controlled by its Board of Trustees.

Item 26.     Number of Holders of Securities

             Provident Distributors, Inc. has provided the initial capitalization for and holds all of the outstanding shares of beneficial interest of the following classes as of September 29, 1995: D-4, F-4, H-4, K-4, N-4, O-4, R-4, S-4, T-4, U-4, V-2, X-1, X-3 and Y-4.

             With regard to the other portfolios, the following information is as of September 29, 1995.

         Title of Class                     Number of Record Holders
         --------------                     ------------------------
         Class A-1                                       29
         Class B-1                                       48
         Class C-1                                       11
         Class D-1                                        6
         Class E-1                                        1
         Class F-1                                        5
         Class G-1                                        6
         Class H-1                                        2
         Class I-1                                        2
         Class J-1                                        7
         Class K-1                                        1
         Class L-1                                        1
         Class M-1                                        1
         Class N-1                                        7
         Class O-1                                        1
         Class P-1                                        6
         Class Q-1                                        3
         Class R-1                                        1
         Class S-1                                        1
         Class T-1                                        6
         Class U-1                                        6
         Class V-1                                        1
         Class W-1                                        0
         Class Y-1                                        6
         Class A-2                                      357
         Class B-2                                       44
         Class C-2                                        8
         Class D-2                                      352
         Class E-2                                     2055
         Class F-2                                      270
         Class G-2                                      654
         Class H-2                                      211
         Class I-2                                        3
         Class J-2                                       26
         Class K-2                                      125
         Class L-2                                       42
         Class M-2                                      525
         Class N-2                                      517
         Class O-2                                      203
         Class P-2                                      735
         Class Q-2                                        2
         Class R-2                                       16
         Class S-2                                       24
         Class T-2                                      249
         Class U-2                                       57
         Class W-2                                        0
         Class X-2                                       21
         Class Y-2                                       90
         Class A-3                                        4
         Class B-3                                        2

         Class C-3                                        3
         Class D-3                                       10
         Class E-3                                        6
         Class F-3                                       21
         Class G-3                                       23
         Class H-3                                        2
         Class I-3                                        5
         Class J-3                                       20
         Class K-3                                        8
         Class L-3                                        2
         Class M-3                                        1
         Class N-3                                       31
         Class O-3                                        6
         Class P-3                                       26
         Class Q-3                                       14
         Class R-3                                        2
         Class S-3                                        9
         Class T-3                                       23
         Class U-3                                       18
         Class V-3                                        5
         Class W-3                                        0
         Class Y-3                                        6
         Class A-4                                        1
         Class E-4                                      359
         Class G-4                                      263
         Class L-4                                        7
         Class M-4                                      139
         Class P-4                                      246
         Class W-4                                        0
         Class X-4                                      522

Item 27.         Indemnification

                 Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement filed herein as Exhibit (6)(a). Indemnification of PFPC Inc. and Provident Distributors, Inc. in their capacity as co-administrators is provided for in
Section 7 of the Administration Agreement filed herein as Exhibit 9(e). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement filed herein as Exhibit 8(a) and Section 17 of the Transfer Agency Agreement filed herein as Exhibit 9(e). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

                 Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                 The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 Section 9.6 of the Registrant's Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

                 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.


Item 28.         Business and Other Connections of Investment Advisers

                 PNC Asset Management Group, Inc. ("PAMG") performs investment advisory services for Registrant. PAMG was organized in 1994 for the purpose of providing advisory services to investment companies.

                 (a) To Registrant's knowledge, none of the directors or officers of PAMG, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PAMG also hold various positions with, and engage in business for, PNC Bank Corp, which indirectly owns all the outstanding stock of PAMG, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PAMG who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (b) To Registrant's knowledge, none of the directors or officers of PNC Institutional Management Corporation ("PIMC"), except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PIMC also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PIMC, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PIMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (c) Provident Capital Management, Inc. ("PCM") is an indirect wholly-owned subsidiary of PNC Bank Corp. PCM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PCM, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PCM who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (d) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of BlackRock, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of BlackRock who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (e) PNC Equity Advisors Company ("PEAC") is an indirect wholly-owned subsidiary of PNC Bank Corp. PEAC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PEAC, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PEAC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (f) Morgan Grenfell Investment Services Limited ("MGIS") is a subsidiary of Morgan Grenfell Asset Management. The list required by this Item 28 of officers and directors of MGIS, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by MGIS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-12880).

                        PNC ASSET MANAGEMENT GROUP, INC.
                             DIRECTORS AND OFFICERS


POSITION WITH                                               OTHER BUSINESS                    TYPE OF
    PAMG                          NAME                        CONNECTIONS                     BUSINESS
-------------             -------------------               --------------                    --------
Chairman and Director     Richard C. Caldwell               Director, PNC Institutional       Investment
                                                            Management Corporation (29)       Advisory

                                                            Executive Vice President          Banking
                                                            PNC Bank, National
                                                            Association (1)

                                                            Director, PNC Equity Advisors     Investment
                                                            Company*                          Advisory

                                                            Director, PNC Bank, New           Banking
                                                            England (26)

                                                            Director, PNC Bank, FSB (27)      Fiduciary
                                                                                              Activities

                                                            Director, BlackRock Financial     Investment
                                                            Management, Inc. (15)             Advisory

                                                            Director                          Banking
                                                            PNC National Bank (2)

                                                            Director                          Fiduciary
                                                            PNC Trust Company of New York     Activities
                                                            (11)

                                                            Director, Provident Capital       Advisory
                                                            Management Inc. (5)

                                                            Executive Vice President          Bank Holding
                                                            PNC Bank Corp. (14)               Company

                                                            Director                          Banking
                                                            PNC Bank, New Jersey,
                                                            National Association (16)

                                                            Director                          Financial-
                                                            PFPC Inc. (3)                     Related Services

Director                  J. Richard Carnall                Chairman and Director, PNC        Investment
                                                            Institutional Management          Advisory
                                                            Corporation (29)

POSITION WITH                                               OTHER BUSINESS                    TYPE OF
    PAMG                          NAME                        CONNECTIONS                     BUSINESS
-------------             -------------------               --------------                    --------
                                                            Executive Vice President          Banking
                                                            PNC Bank, National
                                                            Association (1)

                                                            Director                          Banking
                                                            PNC National Bank (2)

                                                            Chairman and Director             Financial-
                                                            PFPC Inc. (3)                     Related Services

                                                            Director                          Fiduciary
                                                            PNC Trust Company of New York     Activities
                                                            (11)

                                                            Director                          Equipment
                                                            Hayden Bolts, Inc.*


                                                            Director                          Real Estate
                                                            Parkway Real Estate Company*

                                                            Director                          Investment
                                                            Provident Capital Management      Advisory
                                                            Inc. (5)

Director                  Young D. Chin                     Director, President & CEO,        Investment
                                                            Provident Capital Management,     Advisory
                                                            Inc. (5)

                                                            Director                          Investment
                                                            PNC Equity Advisors Company       Advisory
                                                            (28)

                                                            Senior Vice President             Banking
                                                            Investment Strategy, PNC
                                                            Bank, National Association
                                                            (1)

Director                  Robert J. Christian               Director, Provident Capital       Investment
                                                            Management, Inc. (5)              Advisory

                                                            Chairman, Director                Investment
                                                            PNC Equity Advisors Company       Advisory
                                                            (28)

                                                            Chief Investment Officer, PNC     Banking
                                                            Bank, National Association
                                                            (1)

POSITION WITH                                               OTHER BUSINESS                    TYPE OF
    PAMG                          NAME                        CONNECTIONS                     BUSINESS
-------------             -------------------               --------------                    --------
Director                  Vincent J. Ciavardini             President and Chief Financial     Financial-
                                                            Officer, PFPC, Inc. (3)           Related Services

                                                            Senior Vice President of PIMC     Banking
                                                            (29)

Director                  Laurence D. Fink                  Chairman and CEO of BlackRock     Investment
                                                            Financial Management Inc.         Advisor
                                                            (15)


Director                  Ralph L. Schlosstein              President of BlackRock            Investment
                                                            Financial Management Inc.         Advisor
                                                            (15)

Senior Vice President     Thomas Whitford                   None

                    PNC INSTITUTIONAL MANAGEMENT CORPORATION
                             DIRECTORS AND OFFICERS


POSITION WITH                                                 OTHER BUSINESS                          TYPE OF
    PIMC                          NAME                          CONNECTIONS                           BUSINESS
-------------             -------------------                 --------------                          --------
Chairman and              J. Richard Carnall                See PAMG List
Director

Director                  Richard C. Caldwell               See PAMG List

Director                  Richard L. Smoot                  President and Chief                       Banking
                                                            Executive Officer
                                                            PNC Bank, National
                                                            Association (1)

                                                            Senior Vice President                     Bank
                                                            PNC Bank Corp. (14)                       Holding
                                                                                                      Company

                                                            Director                                  Financial-
                                                            PFPC Inc. (3)                             Related
                                                            Services

                                                            Director                                  Fiduciary
                                                            PNC Trust Company of NY (11)              Activities

                                                            Director, Chairman and                    Banking
                                                            President
                                                            PNC Bank, New Jersey,
                                                            National Association (16)

                                                            Director, Chairman, and CEO               Banking
                                                            PNC National Bank (2)

                                                            Chairman & Director                       Leasing
                                                            PNC Credit Corp (13)

Secretary                 Michelle L. Petrilli              Chief Counsel                             Banking
                                                            PNC Bank, DE (20)

                                                            Secretary                                 Financial-
                                                            PFPC Inc. (3)                             Related
                                                                                                      Services
President and             Thomas H. Nevin                   None.
Chief Investment
Officer

Chief Financial           Nicholas M. Marsini,Jr.           Senior Vice President                     Banking
Officer                                                     PNC Bank, National
                                                            Association (1)

                                                            Director                                  Financial
                                                            PFPC Inc. (3)                             Related
                                                                                                      Services

                                                            Senior Vice President and                 Banking
                                                            Chief Financial Officer
                                                            PNC Bank, Delaware (20)

POSITION WITH                                                 OTHER BUSINESS                          TYPE OF
    PIMC                          NAME                          CONNECTIONS                           BUSINESS
-------------             -------------------                 --------------                          --------
                                                            Director, Vice President and              Banking
                                                            Treasurer
                                                            PNC National Bank (2)


                                                            Director                                  Banking
                                                            PNC Bank, New Jersey
                                                            National Association (16)

                                                            Director                                  Fiduciary
                                                            PNC Trust Company of                      Activities
                                                            New York (11)

                                                            Director and Treasurer                    Holding
                                                            PNC Bancorp, Inc. (9)                     Company

                                                            Director and Treasurer                    Investment
                                                            PNC Capital Corp. (17)                    Activities

                                                            Director and Treasurer                    Banking
                                                            PNC Holding Corp. (18)

                                                            Director and Treasurer                    Investment
                                                            PNC Venture Corp. (19)                    Activities

Executive Vice            Charles B. Landreth               Vice President
President                                                   PNC Bank, National Association (1)        Banking

Senior Vice               Vincent J. Ciavardini             President and Chief                       Financial-
President                                                   Financial Officer                         Related
                                                            PFPC Inc. (3)                             Services

Senior Vice               Scott Moss                        None.
President

Senior Vice               John N. Parthemore                None.
President

Senior Vice               Dushyant Pandit                   None.
President

Senior Vice               James R. Smith                    None.
President


Group Vice                William F. Walsh                  None.
President

Vice President,           Stephen M. Wynne                  Executive Vice President and              Financial-
Chief                                                       Chief Accounting Officer                  Related
Accounting                                                  PFPC Inc. (3)                             Services
Officer and
Assistant Secretary


Controller                Pauline M. Heintz                 Vice President                            Financial-
                                                            PFPC Inc. (3)                             Related
                                                                                                      Services

POSITION WITH                                                 OTHER BUSINESS                          TYPE OF
    PIMC                          NAME                          CONNECTIONS                           BUSINESS
-------------             -------------------                 --------------                          --------
Vice President            John R. Antczak                   None.

Vice President            Jeffrey W. Carson                 None.

Vice President            Katherine A. Chuppe               None.

Vice President            Mary J. Coldren                   None.

Vice President            Michele C. Dillion                None.

Vice President            Patrick J. Ford                   None.

Vice President            Richard Hoerner                   None.

Vice President            Michael S. Hutchinson             None.

Vice President            Michael J. Milligan               None.

Vice President            Allyn Plambeck                    None.

Vice President            W. Don Simmons                    None.

Vice President            Charles Allen Stiteler            None.

-------
*Information regarding this corporation can be obtained from the office of the Secretary.

                      PROVIDENT CAPITAL MANAGEMENT INC.
                            DIRECTORS AND OFFICERS

                                                                                       OTHER BUSINESS
             NAME                                   TITLE                                CONNECTIONS
             ----                                   -----                              --------------
  Richard C. Caldwell                    Director                                See PIMC list

  Ernest E. Cecilia                      Director                                Director, CIO, President, CEO, PNC
                                                                                 Equity Advisors Company (28)

                                                                                 Director, Equity Research, PNC
                                                                                 Asset Management Group,
                                                                                 Inc. (30)

                                                                                 Director, Equity Research, PNC
                                                                                 Bank, National Association (1)

  Robert J. Christian                    Director                                See PAMG List.

  Young D. Chin                          Director                                See PAMG List.

                                                                                            OTHER BUSINESS
                  NAME                                   TITLE                                CONNECTIONS
                  ----                                   -----                              ---------------
  Timothy M. Alles                       Treasurer                               Director, PNC Trust Company of New
                                                                                 York (11)

                                                                                 Treasurer, PNC Service Corp. (4)

                                                                                 Vice President, PNC Bank Corp. (14)

                                                                                 Vice President and Controller, PNC
                                                                                 Bank, FSB (27)

                                                                                 Controller, Provident National
                                                                                 Financial Corp.*

                                                                                 Treasurer, Provident Realty Inc.
                                                                                 (8)

                                                                                 Treasurer, PNC New Jersey Credit
                                                                                 Corp. (10)

  Beth Wagner-Coyne                      Vice President                          None

  Lynn K. Shipman                        Secretary                               None

  Earl J. Gaskins                        Vice President                          None

  Larry Bernstein                        Vice President                          None

  J. H. Hill, Jr.                        Vice President                          None

  Susan D. Menzies                       Vice President                          None

  Edwin B. Powell                        Vice President                          None

  Herve Van Caloen                       Vice President                          None

                      BLACKROCK FINANCIAL MANAGEMENT INC.
                             DIRECTORS AND OFFICERS

                                                                                            OTHER BUSINESS
                  NAME                                   TITLE                                CONNECTIONS
                  ----                                   -----                              --------------
  Scott M. Amero                         Managing Director                       VP of 10 BlackRock closed end funds

  Keith T. Anderson                      Managing Director                       VP of 21 BlackRock closed end funds

  Richard C. Caldwell                    Director                                See PIMC List

  Wesley R. Edens                        Managing Director                       COO & Director of 4 BlackRock
                                                                                 closed end funds

  Laurence D. Fink                       Chairman and Director                   Chairman & Director of 25 BlackRock
                                                                                 closed end funds; and Director of
                                                                                 PNC Asset Management Group, Inc.
  Hugh R. Frater                         Managing Director                       None

  Henry Gabbay                           Chief Operating Officer and Managing    Treasurer of 25 BlackRock closed
                                         Director                                end funds

  Bennett W. Golub, Ph.D.                Managing Director                       None

  Charles S. Hallac                      Managing Director                       None

  Michael C. Huebsch                     Managing Director                       VP of 21 BlackRock closed end funds

  Robert S. Kapito                       Managing Director                       VP of 21 BlackRock closed end funds

  P. Phillip Matthews                    Managing Director                       None

  Barbara G. Novick                      Managing Director                       Secretary of 21 BlackRock closed
                                                                                 end funds

  Karen H. Sabath                        Managing Director                       Assistant Secretary of 21 BlackRock
                                                                                 closed end funds

  Ralph L. Schlosstein                   President & Director                    President & Director of 21
                                                                                 BlackRock closed end funds; and
                                                                                 President of 4 BlackRock closed end
                                                                                 funds

  Joel M. Shaiman                        Managing Director                       None

  J. Robert Small                        Principal & Controller                  Assistant Secretary of 4 BlackRock
                                                                                 closed end funds

  Susan L. Wagner                        Managing Director                       Secretary of 4 BlackRock closed end
                                                                                 funds

                         PNC EQUITY ADVISORS COMPANY
                            DIRECTORS AND OFFICERS

                                                                                            OTHER BUSINESS
                  NAME                                   TITLE                                CONNECTIONS
                  ----                                   -----                              --------------
  Timothy M. Alles                       CFO, Treasurer                          See Provident Capital Management
                                                                                 List

  Richard C. Caldwell                    Director                                See PIMC List

  Ernest E. Cecilia                      Director, CIO, President & CEO          See Provident Capital Management
                                                                                 List

  Young D. Chin                          Director                                See Provident Capital Management
                                                                                 List

  Robert J. Christian                    Chairman and Director                   See Provident Capital Management
                                                                                 List
  Lisa P. Howard                         Chief Compl. Officer                    None

  Leah L. Tompkins                       Secretary, Chief Legal Counsel          Senior Counsel, PNC Bank, National
                                                                                 Association (1)

  Thomas H. O'Brien                      CEO, PNC Bank Corp.

(1) PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103; Broad & Chestnut Streets, Philadelphia, PA 19101; and 17th and Chestnut Streets, Philadelphia, PA 19103.

(2)      PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)      PFPC Inc., 400 Bellevue Parkway, Wilmington, DE  19809.

(4)      PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.

(6)      PNC Investment Corp., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(8)      Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(9)      PNC Bancorp, Inc., 3411 Silverside Road, Wilmington, DE  19810.

(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.

(11)     PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12)     Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(13)     PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14)     PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA  15265.

(15)     BlackRock Financial Management Inc., 435 Park Avenue, New York, NY
         10154.

(16) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.

(17)     PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(18)     PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE
         19899.

(19)     PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(20)     Bank of Delaware, 200 Delaware Avenue, Wilmington, DE  19801.

(21)     Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(22)     Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(23)     Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(24)     Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE
         19801.

(25)     Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(26) PNC Bank, New England (f/k/a The Massachusetts Company), 125 High Street, Boston, MA.

(27)     PNC Bank, FSB, P.O. Box 4026, Vero Beach, FL.

(28) PNC Equity Advisors Company, 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103.

(29) PNC Institutional Management Corporation 400 Bellevue Parkway, Wilmington, DE 19809.

(30) PNC Asset Management Group, Inc. 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103.

(31)     Bell Atlantic Corporation, 1717 Arch Street, Philadelphia, PA  19102.

(32) Agnes Irwin School, Ithan Avenue and Conestoga Road, P. O. Box 407, Rosemont, PA 19010.

(33)     Episcopal Community Services, 225 South 3rd Street, Philadelphia, PA
         19106.

(34) Greater Philadelphia Chamber of Commerce, 1234 Market Street, Philadelphia, PA 19107.

(35) The Greater Philadelphia First Corporation, 1818 Market Street, Philadelphia, PA 19103.

(36)     Pennsylvania Ballet, 1101 South Broad Street, Philadelphia, PA  19147.

(37)     The Philadelphia Orchestra, 1420 Locust Street, Philadelphia, PA
         19102.

(38) Police Athletic League of Philadelphia, 3201 North 5th Street, Philadelphia, PA 19140.

(39)     Settlement Music School, 416 Queen Street, Philadelphia, PA  19147.

(40)     Widener University, One University Plaza, Chester, PA  19013.

(41)     United Negro College Fund Inc., 1650 Arch Street, Philadelphia, PA
         19103.

(42) The Greater Philadelphia Urban Affairs Coalition, 1207 Chestnut Street, Philadelphia, PA 19107.

Item 29.         Principal Underwriter

                 (a) Provident Distributors, Inc. currently acts as distributor for, in addition to the Registrant, Temporary Investment Fund, Inc., Municipal Fund for Temporary Investment, Portfolios for Diversified Investment, Municipal Fund for California Investors, Inc., and Municipal Fund for New York Investors, Inc.

                 (b) The information required by this Item 29 with respect to each director, officer or partner of Provident Distributors, Inc. is incorporated by reference to Schedule A of FORM BD filed by Provident Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                 (c)      Not applicable.

Item 30.  Location of Accounts and Records

                          (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian).

                          (2) Provident Capital Management, Inc., 30 South 17th Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

                          (3)     Provident Distributors, Inc., 259
                                  Radnor-Chester Road, Suite 135, Radnor,
                                  Pennsylvania 19807 (records relating to its functions as distributor and co-administrator).

                          (4) PNC Asset Management Group, Inc., 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103 (records relating to its functions as investment adviser).

                          (5) PNC Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

                          (6) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment sub-adviser).

                          (7) PNC Equity Advisors Company, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

                          (8) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

                          (9) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

                          (10) State Street Bank and Trust Company, P.O. Box 1631, Boston, Massachusetts (records relating to its function as sub-custodian).

                          (11) Barclays Bank PLC, 75 Wall Street, New York, New York 10265 (records relating to its function as sub-custodian).

                          (12) Morgan Grenfell Investment Services Limited, 20 Finsbury Circus, London, England EC2M1NB (records relating to its functions as investment sub-adviser).

                          (13) Compass Capital Group, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as co-administrator).

                          (14) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496
                                  (registrant's declaration of trust, code of regulations and minute books).

Item 31.         Management Services

                 None.

Item 32.         Undertakings

                 Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and the Commonwealth of Pennsylvania on the 16th day of November, 1995.

                               THE PNC FUND
                               Registrant



                               By  /s/ G. Willing Pepper
                                 --------------------------------
                                   G. Willing Pepper, Chairman of
                                        the Board and President
                                        (Principal Executive Officer)

                 Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature                 Title                                   Date
     ---------                 -----                                   ----
                               Chairman of the
/s/ G. Willing Pepper          Board and President               November 16, 1995
------------------------        (Principal Executive
(G. Willing Pepper)             Officer)



*David R. Wilmerding, Jr.       Vice-Chairman of                 November 16, 1995
--------------------------      the Board
(David R. Wilmerding, Jr.)


                                Vice-President
/s/ Edward J. Roach             and Treasurer
----------------------          (Principal
(Edward J. Roach)               Financial and
                                Accounting Officer)              November 16, 1995

*Robert R. Fortune              Trustee                          November 16, 1995
------------------------
(Robert R. Fortune)

*Philip E. Coldwell             Trustee                          November 16, 1995
------------------------
(Philip E. Coldwell)

*Rodney D. Johnson              Trustee                          November 16, 1995
------------------------
(Rodney D. Johnson)

*Anthony M. Santomero           Trustee                          November 16, 1995
------------------------
(Anthony M. Santomero)



*By:/s/ Edward J. Roach
    ---------------------------------
    Edward J. Roach, Attorney-in-Fact

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            Robert R. Fortune, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                  /s/ Robert R. Fortune
                                                  ---------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            G. Willing Pepper, whose signature appears below, hereby constitutes and appoints Edward J. Roach his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                  /s/ G. Willing Pepper
                                                  ---------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            David R. Wilmerding, Jr., whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                              /s/ David R. Wilmerding, Jr.
                                              ----------------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            Philip E. Coldwell, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                              /s/ Philip E. Coldwell
                                              ----------------------

Date:  September 15, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            Rodney D. Johnson, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                  /s/ Rodney D. Johnson
                                                  ---------------------

Date:  September 15, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            Anthony M. Santomero, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                  /s/ Anthony Santomero
                                                  ---------------------

Date:  March 30, 1994

                                 EXHIBIT INDEX


Exhibit No.               Description                                                                           Page No.
-----------               -----------                                                                           --------
   (11)    (b)      Consent of Drinker Biddle & Reath.

   (15)    (c)      Form of Amended and Restated Distribution and Service Plan for Service, Series A Investor,
                    Series B Investor, Series C Investor and Institutional Shares.





                                     C-1